                                                                   EXHIBIT 10.22

                                   AGREEMENT

                                    between

                                 PACIFIC BELL

                                      and

                FOCAL COMMUNICATIONS CORPORATION OF CALIFORNIA

                               TABLE OF CONTENTS

Section                                                                  Page
-------                                                                  ----
PREFACE...................................................................  1
AGREEMENT.................................................................  1
RECITALS..................................................................  1
DEFINITIONS and ACRONYMS..................................................  1
     GENERAL TERMS AND CONDITIONS.........................................  2
     1.  Provision of Local Service and Unbundled Elements................  2
     2.  Term of Agreement; Transitional Support..........................  3
     3.  Good Faith Performance...........................................  3
     4.  Option to Obtain Local Services or Network Elements Under
         Other Agreements.................................................  3
     5.  Responsibility of Each Party.....................................  4
     6.  Governmental Compliance..........................................  4
     7.  Responsibility For Environmental Contamination...................  4
     8.  Regulatory Matters...............................................  5
     9.  Liability and Indemnity..........................................  6
     10. Audits and Inspections...........................................  8
     11. Performance Standards and Remedies...............................  9
     12. Uncollectible or Unbillable Revenues.............................  9
     13. Customer Credit History.......................................... 10
     14. Force Majeure.................................................... 10
     15. Certain State and Local Taxes.................................... 11
     16. Alternative Dispute Resolution................................... 11
     17. Notices.......................................................... 11
     18. Confidentiality and Proprietary Information...................... 12
     19. Branding......................................................... 14
     20. Miscellaneous.................................................... 14

                                                                          Page i

                                  ATTACHMENTS

Attachment 1       Definitions

Attachment 2       Acronyms

Attachment 3       Alternative Dispute Resolution

Attachment 4       Directory Listing Requirements

Attachment 5       Local Services Resale

Attachment 6       Specifications, Service Descriptions and Implementation
                   Schedule for Unbundled Network Elements

Attachment 7       Rights of Way (ROW), Conduits, Pole Attachments

Attachment 8       Pricing

Attachment 9       [Intentionally Omitted]

Attachment 10      Collocation

Attachment 11      Provisioning and Ordering

Attachment 12      Maintenance

Attachment 13      Connectivity Billing and Recording

Attachment 14      Provision of Customer Usage Data

Attachment 15      Local Number Portability and Number Assignment

Attachment 16      Security

Attachment 17      Service Performance Measures and Liquidated Damages

Attachment 18      Interconnection

                                                                         Page ii

                                    PREFACE

                                   AGREEMENT

          This Agreement, which shall become effective as of the _____ day of ________ 1998, is entered into by and between FOCAL COMMUNICATIONS CORPORATION OF CALIFORNIA, a Delaware corporation, having an office at 200 N. La Salle, Suite 800, Chicago, Illinois 60601, on behalf of itself and its Affiliates (individually and collectively "CLC"), and PACIFIC BELL, a California corporation, having an office at 2150 Webster St., Oakland, California ("PACIFIC").

                                   RECITALS

          WHEREAS, The Telecommunications Act of 1996 was signed into law on February 8, 1996 (the "Act") and substantially amends the Communications Act of 1934; and

          WHEREAS, the Act places certain duties and obligations upon, and grants certain rights to, Telecommunications Carriers; and

          WHEREAS, PACIFIC is an Incumbent Local Exchange Carrier; and

          WHEREAS, PACIFIC is willing to sell unbundled Network Elements and Ancillary Functions and additional features, as well as services for resale, on the terms and subject to the conditions of this Agreement; and

          WHEREAS, CLC is a Telecommunications Carrier and has requested pursuant to Section 252 (i) of the Act to opt into the interconnection agreement of ACN Communications of California which became effective July 3, 1997 for the provision of interconnection, unbundled Network Elements (including Ancillary Functions and additional features), and services pursuant to the Act;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants of this Agreement, CLC and PACIFIC hereby agree as follows:

                           DEFINITIONS and ACRONYMS

          For purposes of this Agreement, certain terms have been defined in Attachment 1 and elsewhere in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. The words "shall" and "will" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other shall not mean a different degree of right or obligation for either Party. A defined word intended to convey its special meaning is capitalized when used. Other terms that are capitalized, and not defined in this Agreement, shall have the meaning in the Act, unless the context clearly indicates otherwise. For convenience of reference only, Attachment 2 provides a list of acronyms used throughout this Agreement.

                                        Agreement between Pacific Bell and FOCAL


                         GENERAL TERMS AND CONDITIONS

1.   Provision of Local Service and Unbundled Elements

     1.1. This Agreement and its Attachments are subject to the Act, regulations thereunder and relevant FCC and Commission decisions in effect on the Effective Date of this Agreement. The effect on this Agreement of changes in the Act, regulations thereunder and relevant FCC and Commission decisions is set forth in Sections 8.3 and 8.4 of this Agreement.

     1.2. This Agreement, which consists of this statement of General Terms and Conditions and Attachments 1 through 18, inclusive, sets forth the terms, conditions and prices under which PACIFIC agrees to provide to CLC (a) services for resale (hereinafter referred to as "Local Services") and (b) certain unbundled Network Elements, Ancillary Functions and additional features and (c) other services (hereinafter collectively referred to as "Network Elements") or combinations of such Local Services, Network Elements, Ancillary Functions and other services for CLC's own use or for resale to others, and for purposes of offering telecommunications services of any kind. This Agreement also sets forth the terms and conditions for the interconnection of CLC's network to PACIFIC's network and the reciprocal compensation for the transport and termination of telecommunications traffic. Unless otherwise provided in this Agreement, and except where not technically feasible in a given area, PACIFIC will perform all of its obligations hereunder throughout its entire service area, provided, however, that PACIFIC is not required, except at CLC's request pursuant to Section
          1.6 of Attachment 6, to install new or improved facilities in areas where they do not currently exist, except as mutually agreed to in writing by the Parties.

     1.3. Subject to this Agreement and its Attachments , the Network Elements, Ancillary Functions, Combinations, Local Services, or other services provided pursuant to this Agreement may be connected, to other Network Elements, Ancillary Functions, Combinations, Local Services, or other services provided by PACIFIC or to any Network Elements, Ancillary Functions, Combinations, Local Services or other services provided by CLC itself or by any other vendor. Subject to the requirements of this Agreement and its Attachments, CLC may, at any time add, delete, relocate or modify the Network Elements, Ancillary Functions, Local Services, Combinations or other services purchased hereunder.

     1.4. PACIFIC will not discontinue any unbundled Network Element, Ancillary Service or Combination during the term of this Agreement without CLC's consent, except (i) to the extent required by network changes or upgrades, in which event PACIFIC will comply with the network disclosure requirements stated in the Act and FCC regulations thereunder; or (ii) if required by a final order of the Court, the FCC or the Commission as a result of remand or appeal of the FCC's order In the Matter of Implementation of Local Competition Provisions of the Telecommunications Act of 1996, Docket 96-98. In the event such a final order allows but does not require discontinuance, PACIFIC may, on thirty (30) days written notice, require that such terms be renegotiated, and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required or appropriate to reflect the results of such action. In the event that such new terms are not renegotiated within ninety (90) days after such notice, or if the parties are unable to agree, either party may submit the matter to the Alternative Dispute Resolution Process described in Attachment 3.

                                        Agreement between Pacific Bell and FOCAL

     1.5. PACIFIC will not withdraw any Local Service without providing one-hundred five (105) days advance notice, from the date of notice to the date of withdrawal of the service, to CLC of PACIFIC's intent to withdraw the service, inclusive of the time required to file and the Commission to consider an advice letter to withdraw the service pursuant to General Order 96A. If PACIFIC discontinues a Local Service, PACIFIC shall either (a) limit the discontinuance to new customers and grandfather the service for all CLC resale customers who subscribe to the service as of the date of discontinuance; or (b) offer to CLC for resale an alternative service, having substantially similar capabilities and terms and conditions.

2.   Term of Agreement; Transitional Support

     2.1. This Agreement shall be effective until July 3, 2000, and thereafter the Agreement shall continue in force and effect unless and until a new agreement, addressing all of the terms of this Agreement, becomes effective between the Parties. The Parties agree to commence negotiations, to be conducted pursuant to Section 252 of the Act, on a new agreement no less than six (6) months before July 3, 2000. In the event that such new terms are not renegotiated within six (6) months after such notice, either party may submit the matter to the Alternative Dispute Resolution Process described in Attachment 3. PACIFIC recognizes that the Network Elements, Ancillary Functions, Combinations, Local Services and other services provided hereunder are vital to CLC and must be continued without interruption, and that CLC may itself provide or retain another vendor to provide such comparable Network Elements, Ancillary Functions, Combinations, Local Services or other services. PACIFIC and CLC agree to cooperate in an orderly and efficient transition to CLC or another vendor. PACIFIC and CLC further agree to cooperate in effecting the orderly transition to CLC or another vendor such that the level and quality of the Network Elements, Ancillary Functions, Combinations, Local Services, and other services are not degraded and to exercise their best efforts to effect an orderly and efficient transition. CLC shall be responsible for coordinating such transition.

     2.2. Notwithstanding Section 2.1 above, CLC may terminate this Agreement at any time by providing 120-days' prior written notice to PACIFIC, subject to Section 20.12 of this Agreement.

3.   Good Faith Performance

     In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation, the obligation of the parties to further negotiate the resolution of new or open issues under this Agreement), such action shall not be unreasonably delayed, withheld or conditioned.

4.   Option to Obtain Local Services or Network Elements Under Other Agreements

     At CLC's request and pursuant to section 252 of the Act, regulations thereunder and relevant court decisions, PACIFIC shall make available to CLC, without unreasonable delay, any interconnection, service or network element contained in any agreement to which PACIFIC is a party that has been filed and approved by the Commission.

                                        Agreement between Pacific Bell and FOCAL

5.   Responsibility of Each Party

     Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Each Party will be solely responsible for proper handling, storage, transport and disposal at its own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at Work Locations or, (ii) Waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the Work Locations. Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (i) its own acts and performance of all obligations imposed by Applicable Law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder.

6.   Governmental Compliance

     CLC and PACIFIC each shall comply at its own expense with all Applicable Law that relates to (i) its obligations under or activities in connection with this Agreement; or (ii) its activities undertaken at, in connection with or relating to Work Locations. CLC and PACIFIC each agree to indemnify, defend (at the other party's request) and save harmless the other, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) its failure or the failure of its contractors or agents to so comply or (ii) any activity, duty or status of it or its contractors or agents that triggers any legal obligation to investigate or remediate environmental contamination. PACIFIC will be solely responsible for obtaining from governmental authorities, building owners, other carriers, and any other persons or entities, all rights and privileges (including, but not limited to, space and power), which are necessary for PACIFIC to provide the Network Elements, Ancillary Functions, Combinations, Local Services and other services pursuant to this Agreement. To the extent necessary, CLC will cooperate with PACIFIC in obtaining such rights and privileges.

7.   Responsibility For Environmental Contamination

     7.1. CLC shall in no event be liable to PACIFIC for any costs whatsoever resulting from the presence or release of any environmental hazard that CLC did not introduce to the affected work location, provided that activities of CLC or its agents did not cause or contribute to a release. PACIFIC shall indemnify, defend (at CLC's request) and hold harmless CLC, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any environmental hazard that PACIFIC, its contractors or agents introduce to the work locations or
          (ii) the presence or release of any environmental hazard for which PACIFIC is responsible under applicable law.

                                        Agreement between Pacific Bell and FOCAL

     7.2. PACIFIC shall in no event be liable to CLC for any costs whatsoever resulting from the presence or release of any environmental hazard that PACIFIC did not introduce to the affected work location, provided that actions of PACIFIC or its agents did not cause or contribute to a release. CLC shall indemnify, defend (at PACIFIC's request) and hold harmless PACIFIC, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any environmental hazard that CLC, its contractors or agents introduce to the work locations or (ii) the presence or release of any environmental hazard for which CLC is responsible under applicable law.

8.   Regulatory Matters

     8.1. PACIFIC shall be responsible for obtaining and keeping in effect all Federal Communications Commission, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement. CLC shall be responsible for obtaining and keeping in effect all Federal Communications Commission, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with its obligations under this Agreement, and with its offering of services to CLC Customers contemplated by this Agreement. CLC shall reasonably cooperate with PACIFIC in obtaining and maintaining any required approvals for which PACIFIC is responsible, and PACIFIC shall reasonably cooperate with CLC in obtaining and maintaining any required approvals for which CLC is responsible.

     8.2. To the extent that PACIFIC is required by any governmental authority to file a tariff or make another similar filing in connection with the performance of any action that would otherwise be governed by this Agreement, the terms of this Agreement shall control, unless this Agreement links a term, condition or price in this Agreement to a specific tariff, in which case the terms of the tariff as modified from time to time will apply. If, subsequent to the effective date of any tariff incorporated by reference into this Agreement, PACIFIC is ordered not to file tariffs with the State regulatory commission or the Federal Communications Commission, or is permitted not to file tariffs (and elects not to do so), either generally or for specific Network Elements, Ancillary Functions, Combinations, Local Services or other services provided hereunder, the terms and conditions of such tariffs as of the date on which the requirement to file such tariffs was lifted shall, to the degree not inconsistent with this Agreement, be deemed incorporated in this Agreement by reference.

     8.3. In the event that any final and nonappealable legislative, regulatory, judicial or other legal action renders this Agreement or any Attachment hereto inoperable, materially affects any material terms of this Agreement, or materially affects the ability of CLC or PACIFIC to perform any material terms of this Agreement, CLC or PACIFIC may, on thirty (30) days written notice (delivered not later than 30 days following the date on which such action has become legally binding and has otherwise become final and nonappealable) require that such terms be renegotiated, and the parties shall renegotiate in good faith such mutually acceptable new terms as may be required. In the event that such new terms are not renegotiated within ninety (90) days after such notice, the Dispute shall be

                                        Agreement between Pacific Bell and FOCAL


          referred to the Alternative Dispute Resolution procedures set forth in
          Section 17 and Attachment 3.

     8.4. The Parties acknowledge that it may be necessary to amend this Agreement and the Attachments hereto from time to time to reflect changes in FCC or Commission decisions, tariffs, rules, and requirements, including changes resulting from judicial review of applicable regulatory decisions. If the Parties are unable to agree on whether and/or how the Agreement and the Attachments should be amended pursuant to this Section 8.4, the dispute shall be referred to the Alternative Dispute Resolution procedures set forth in Section 17 and Attachment 3.

9.   Liability and Indemnity

     9.1. Liabilities of CLC - CLC's liability to PACIFIC during any Contract Year resulting from any and all causes, other than as specified in Sections 6, 7, 9.3, and 9.4 shall not exceed the total of any amounts due and owing by CLC to PACIFIC under this Agreement during the Contract Year during which such cause accrues or arises.

     9.2. Liabilities of PACIFIC - PACIFIC's liability to CLC during any Contract Year resulting from any and all causes, other than as specified in Sections 6, 7, 9.3, and 9.4 shall not exceed the total of any amounts due and owing by PACIFIC to CLC under this Agreement during the Contract Year during which such cause accrues or arises.

     9.3. No Consequential Damages - NEITHER CLC NOR PACIFIC SHALL BE LIABLE
          TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE, OR SPECIAL DAMAGES SUFFERED BY SUCH OTHER PARTY (INCLUDING WITHOUT LIMITATION DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST SAVINGS, OR LOST PROFITS SUFFERED BY SUCH OTHER PARTIES), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, AND REGARDLESS OF WHETHER THE PARTIES KNEW OF THE POSSIBILITY THAT SUCH DAMAGES COULD RESULT. EACH PARTY HEREBY RELEASES THE OTHER PARTY (AND SUCH OTHER PARTY'S SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS) FROM ANY SUCH CLAIM. NOTHING CONTAINED IN THIS SECTION 9 SHALL LIMIT PACIFIC'S OR CLC'S LIABILITY TO THE OTHER FOR (I) WILLFUL OR INTENTIONAL MISCONDUCT (INCLUDING GROSS NEGLIGENCE); (II) BODILY INJURY, DEATH OR DAMAGE TO TANGIBLE REAL OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY PACIFIC'S OR CLC'S NEGLIGENT ACT OR OMISSION OR THAT OF THEIR RESPECTIVE AGENTS, SUBCONTRACTORS OR EMPLOYEES, NOR SHALL ANYTHING CONTAINED IN THIS SECTION 10 LIMIT THE PARTIES INDEMNIFICATION OBLIGATIONS, AS SPECIFIED BELOW. FOR PURPOSES OF THIS
          SECTION 9, AMOUNTS DUE AND OWING TO EITHER PARTY PURSUANT TO ATTACHMENT 17 SHALL NOT BE CONSIDERED TO BE INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE, OR SPECIAL DAMAGES.

                                        Agreement between Pacific Bell and FOCAL


     9.4. Obligation to Indemnify - Each party shall, and hereby agrees to, defend at the other's request, indemnify and hold harmless the other party and each of its officers, directors, employees and agents (each, an "Indemnitee") against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of, resulting from or based upon any pending or threatened claim, action, proceeding or suit by any third party (a "Claim") (i) alleging any breach of any representation, warranty or covenant made by such indemnifying party (the "Indemnifying Party") in this Agreement, (ii) based upon injuries or damage to any person or property or the environment arising out of or in connection with this Agreement that are the result of the Indemnifying Party's actions, breach of Applicable Law, or status or the actions, breach of Applicable Law, or status of its employees, agents and subcontractors, or (iii) for actual or alleged infringement of any patent, copyright, trademark, service mark, trade name, trade dress, trade secret or any other intellectual property right, now known or later developed (referred to as "Intellectual Property Rights") to the extent that such claim or action arises from the indemnifying party's or the indemnifying party's Customer's use of the Network Elements, Ancillary Functions, Combinations, Local Services or other services provided under this Agreement.

     9.5. Obligation to Defend; Notice; Co-operation - Whenever a Claim shall arise for indemnification under this Section 9.5, the relevant Indemnitee, as appropriate, shall promptly notify the Indemnifying Party and request the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such Claim. The Indemnifying Party shall have the right to defend against such liability or assertion in which event the Indemnifying Party shall give written notice to the Indemnitee of acceptance of the defense of such Claim and the identity of counsel selected by the Indemnifying Party. Except as set forth below, such notice to the relevant Indemnitee shall give the Indemnifying Party full authority to defend, adjust, compromise or settle such Claim with respect to which such notice shall have been given, except to the extent that any compromise or settlement shall prejudice the Intellectual Property Rights of the relevant Indemnitees. The Indemnifying Party shall consult with the relevant Indemnitee prior to any compromise or settlement that would affect the Intellectual Property Rights or other rights of any Indemnitee, and the relevant Indemnitee shall have the right to refuse such compromise or settlement and, at the refusing party's or refusing parties' cost, to take over such defense, provided that in such event the Indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the relevant Indemnitee against, any cost or liability in excess of such refused compromise or settlement. With respect to any defense accepted by the Indemnifying Party, the relevant Indemnitee shall be entitled to participate with the Indemnifying Party in such defense if the Claim requests equitable relief or other relief that could affect the rights of the Indemnitee and also shall be entitled to employ separate counsel for such defense at such Indemnitee's expense. In the event the Indemnifying Party does not accept the defense of any indemnified Claim as provided above, the relevant Indemnitee shall have the right to employ counsel for such defense at the expense of the Indemnifying Party. Each party agrees to cooperate and to cause its employees and agents to cooperate with the

                                        Agreement between Pacific Bell and FOCAL


           other party in the defense of any such Claim and the relevant records of each party shall be available to the other party with respect to any such defense.

10.  Audits and Inspections

     10.1. Subject to PACIFIC's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, CLC may audit PACIFIC's books, records, and other documents once in each Contract Year for the purpose of evaluating the accuracy of PACIFIC's billing and invoicing for services provided by PACIFIC to CLC hereunder. CLC may employ other persons or firms for this purpose. Such audit shall take place at a time and place agreed on by the Parties no later than thirty (30) days after notice thereof to PACIFIC.

     10.2. Subject to CLC's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, PACIFIC may audit CLC's books, records, and other documents once in each Contract Year for the purpose of evaluating the accuracy of CLC's billing and invoicing for services provided by CLC to PACIFIC hereunder. PACIFIC may employ other persons or firms for this purpose. Such audit shall take place at a time and place agreed on by the Parties no later than thirty (30) days after notice thereof to CLC.

     10.3. Each Party shall promptly correct any billing or invoicing errors that are revealed in an audit, including making refund of any overpayment in the form of a credit, or payment of any underpayment in the form of a debit, on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results. Any Disputes concerning audit results shall be resolved pursuant to the Alternate Dispute Resolution procedures described in Attachment 3.

     10.4. Each Party shall cooperate fully in any such audit, providing reasonable access to any and all appropriate employees and books, records and other documents reasonably necessary to assess the accuracy of each Party's billing and invoicing.

     10.5. Either Party may audit the other Party's books, records and documents more than once during any Contract Year if the previous audit found previously uncorrected net variances or errors in invoices in the other Party's favor with an aggregate value of at least two percent (2%) of the amounts payable by the Party being audited under this Agreement during the period covered by the audit.

     10.6. Audits shall be at the requesting party's expense, subject to reimbursement by the audited party in the event that an audit finds an adjustment in the charges or in any invoice paid or payable by the requesting party hereunder by an amount that is, on an annualized basis, greater than two percent (2%) of the aggregate charges to the requesting party under this Agreement during the period covered by the audit.

     10.7. Upon (i) the discovery by a Party of overcharges not previously reimbursed to the other Party or (ii) the resolution of disputed audits, the audited Party shall promptly reimburse the requesting Party the amount of any overpayment, plus interest at the Bank of America prime rate compounded daily for the number of days from the date of overpayment to and including the date that payment is

                                        Agreement between Pacific Bell and FOCAL

           actually made. In no event, however, shall interest be assessed on any previously assessed or accrued late payment charges.

     10.8. Upon (i) the discovery by either Party of underpayments not previously paid to the other Party, or (ii) the resolution of disputed audits, the audited Party shall promptly pay the other Party the amount of any underpayment, plus interest at the Bank of America prime rate compounded daily from the date of underpayment to and including the date that payment is actually made.

     10.9. Subject to PACIFIC's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, CLC shall have the following audit rights in addition to the financial audit rights provided above: (a) if CLC has a reasonable basis to believe that an audit is required to confirm PACIFIC's compliance with the Act or this Agreement, CLC may inspect once, in each Contract Year, PACIFIC's books, records, and other documents relevant to the Network Elements, Ancillary Functions, Combinations, Local Services, or other services provided to CLC for the purpose of evaluating PACIFIC's compliance with the terms and conditions of this Agreement; and (b) CLC shall have the audit rights specified in Attachments 17 and 18. Except as otherwise specified in Attachments 17 and 18, CLC employees may conduct audits pursuant to this Section 10.9, subject to Section 18 of this Agreement, unless PACIFIC reasonably maintains that the books, records and other documents relating to CLC are impossible or impractical to segregate from documents containing proprietary information of other parties, in which case, the audit shall be conducted by a mutually designated third party auditor, with the expense shared equally by the Parties, provided, however, that (a) If the auditor finds that PACIFIC has complied with the Act or this Agreement, CLC shall pay for the audit; and (b) If the auditor finds that PACIFIC has not complied with the Act or this Agreement, PACIFIC shall pay for the audit.

11.  Performance Standards and Remedies

     11.1. The Parties agree that customer satisfaction is a goal that can only be achieved through cooperation of the Parties. PACIFIC agrees to measure performance, as outlined in Attachment 17. The measurements contained in Attachment 17 may change from time to time by mutual agreement of the Parties. PACIFIC agrees to provide to CLC a level of service that is at parity with the service PACIFIC provides to itself, its affiliates or other, at the same price, terms and conditions.

     11.2. Within forty-five (45) days of the effective date of this Agreement, the Parties will meet to develop and mutually agree to performance and business process improvement procedures.

     11.3. The Parties may amend, modify, delete or add business process improvement procedures by mutual agreement and modification of Attachment 17.

12.  Uncollectible or Unbillable Revenues

     12.1. Uncollectible or unbillable revenues resulting from, but not confined to, provisioning, maintenance, or signal network routing errors shall be the responsibility of the Party causing such error.

                                        Agreement between Pacific Bell and FOCAL


13.  Customer Credit History

     CLC and PACIFIC agree to make available to the Centralized Credit Check System (CCCS) on a timely basis, such of the following customer payment history components for each person or entity that applies for local or intraLATA toll Telecommunications Service(s) from either carrier, and for each unpaid closed account. Such information shall be provided on the condition that the CCCS, will only make such information available to the carrier to which the person or entity in question has applied for telephone service when CCCS has unpaid closed account information for that applicant.

               Customer's full name, surname, given name, middle
                   name or initial;
               Service address, when service was/is provided;
               Mailing address, where bills are sent;
               Current telephone number;
               Applicant's previous phone number; if any;
               Spouse's name, if applicable;
               Valid identifying number(s) for customer and/or spouse,
                   e.g. Social Security Number, Driver's License, etc.;
               Specific Data regarding accounts that have left an
                   unpaid debt with the utility; and
               Payments and adjustments on unpaid accounts to
                   update current balance due information.

14.  Force Majeure

     14.1. Except as otherwise specifically provided in this Agreement, neither Party shall be liable for any delay or failure in performance of any part of this Agreement caused by a Force Majeure condition, including acts of the United States of America or any state, territory or political subdivision thereof, acts of God or a public enemy, fires, floods, labor disputes, earthquakes, volcanic actions, wars, civil disturbances, or other causes beyond the reasonable control of the Party claiming excusable delay or other failure to perform. Provided, Force Majeure shall not include acts of any Governmental Authority relating to environmental, health or safety conditions at Work Locations. If any Force Majeure condition occurs, the Party whose performance fails or is delayed because of such Force Majeure condition shall give prompt notice to the other Party, and upon cessation of such Force Majeure condition, shall give like notice and commence performance hereunder as promptly as reasonably practicable.

     14.2. Notwithstanding subsection 14.1, preceding, no delay or other failure to perform shall be excused pursuant to this Section: (i) by the acts or omission of a Party's subcontractors, material men, suppliers or other third persons providing products or services to such Party unless such acts or omissions are themselves the product of a Force Majeure condition, (ii) do not relate to environmental, health or safety conditions at Work Locations and, (iii) unless such delay or failure and the consequences thereof are beyond the control and without the fault or negligence of the Party claiming excusable delay or other failure to perform.

                                        Agreement between Pacific Bell and FOCAL

15.  Certain State and Local Taxes

     Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party by mutual written agreement of the Parties, provided, however, that the other Party has not acted in a manner that has materially impaired the ability of the liable Party to contest the tax or the amount of the tax (and interest and penalties, etc.) regardless of whether the impairment was foreseeable. If the other Party has materially impaired the ability of the liable Party to contest the tax or the amount of the tax, the Party causing the impairment shall be liable for the tax (interest and penalties, etc.) caused by the party's impairment. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The Party so obligated to pay any such taxes may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The Party obligated to collect and remit shall cooperate in any such contest by the other Party.

16.  Alternative Dispute Resolution

     16.1. Except as provided below, all disputes, claims or disagreements (collectively "Disputes") arising under or related to this Agreement or the breach hereof, except those arising pursuant to Attachment 13, Connectivity Billing, shall be resolved according to the procedures set forth in Attachment 3. Disputes involving matters subject to the Connectivity Billing provisions contained in Attachment 13, shall be resolved in accordance with the Billing Disputes section of Attachment 13. In no event shall the Parties permit the pendency of a Dispute to disrupt service to any CLC Customer contemplated by this Agreement. The foregoing notwithstanding, neither this Section 16.1 nor Attachment 3 shall be construed to prevent either Party from (a) invoking a remedy required or permitted by the Act or FCC regulations thereunder (b) seeking or otherwise invoking relief from the Commission under procedures permitted by the Public Utilities Code or the Commission's regulations, or (c) seeking and obtaining temporary equitable remedies, including temporary restraining orders. A request by a Party to a court or a regulatory authority for interim measures or equitable relief shall not be deemed a waiver of the obligation to comply with Attachment 3.

17.  Notices

     Any notices or other communications required or permitted to be given or delivered under this Agreement shall be in hard-copy writing (unless otherwise specifically provided herein) and shall be sufficiently given if delivered personally or delivered by prepaid overnight express service to the following (unless otherwise specifically required by this Agreement to be delivered to another representative or point of contact):

                                        Agreement between Pacific Bell and FOCAL

       If to CLC:

       Vice President and General Counsel
       Focal Communications Corporation of California
       200 N. La Salle Street, Suite 800
       Chicago, Illinois 60601

       and

       Director Regulatory
       Focal Communications Corporation of California
       200 N. La Salle Street, Suite 800
       Chicago, Illinois 60601


       If to PACIFIC:

       Director, Competitive Provider Accounts
       370 Third Street, Room 716
       San Francisco, CA 94107


       and

       James B. Young
       General Attorney & Assistant General Counsel
       Pacific Telesis Group
       Legal Department
       140 New Montgomery Street, Room 1810
       San Francisco, CA 94105
       Facsimile: (415) 974-5570


  Either Party may unilaterally change its designated representative and/or address for the receipt of notices by giving seven (7) days prior written notice to the other Party in compliance with this Section. Any notice or other communication shall be deemed given when received.

18.  Confidentiality and Proprietary Information

     18.1. For the purposes of this Agreement, "Confidential Information" means confidential or proprietary technical or business Information given by the Discloser to the Recipient. All information which is disclosed by one Party to the other in connection with this Agreement shall automatically be deemed proprietary to the Discloser and subject to this Agreement, unless otherwise confirmed in writing by the Discloser. In addition, by way of example and not limitation, all orders for Network Elements, Ancillary Functions, Combinations, Local Services or other services placed by CLC pursuant to this Agreement, and information that would constitute Customer Proprietary Network Information of CLC Customers pursuant to the Act and the rules and regulations of the Federal Communications Commission ("FCC"), and Recorded Usage Data as described in Attachment, whether disclosed by CLC to PACIFIC or otherwise acquired by PACIFIC in the

                                        Agreement between Pacific Bell and FOCAL

       course of the performance of this Agreement, shall be deemed Confidential Information of CLC for all purposes under this Agreement.

18.2. For a period of five (5) years from the receipt of Confidential Information from the Discloser, except as otherwise specified in this Agreement, the Recipient agrees (a) to use it only for the purpose of performing under this Agreement; (b) to hold it in confidence and disclose it to no one other than its employees having a need to know for the purpose of performing under this Agreement; and (c) to safeguard it from unauthorized use or disclosure with at least the same degree of care with which the Recipient safeguards its own Confidential Information. If the Recipient wishes to disclose the Discloser's Confidential Information to a third party agent or consultant, such disclosure must be mutually agreed to in writing by the parties to this Agreement, and the agent or consultant must have executed a written agreement of non-disclosure and non-use comparable in scope to the terms of this Section.

18.3. The Recipient may make copies of Confidential Information only as reasonably necessary to perform its obligations under this Agreement. All such copies shall bear the same copyright and proprietary rights notices as are contained on the original.

18.4. The Recipient agrees to return all Confidential Information in tangible form received from the Discloser, including any copies made by the Recipient, within thirty (30) days after a written request is delivered to the Recipient, or to destroy all such Confidential Information, except for Confidential Information that the Recipient reasonably requires to perform its obligations under this Agreement. If either party loses or makes an unauthorized disclosure of the other party's Confidential Information, it shall notify such other party immediately and use reasonable efforts to retrieve the lost or wrongfully disclosed information.

18.5.  The Recipient shall have no obligation to safeguard Confidential
       Information: (a) which was in the possession of the Recipient free of restriction prior to its receipt from the Discloser; (b) after it becomes publicly known or available through no breach of this Agreement by the Recipient; (c) after it is rightfully acquired by the Recipient free of restrictions on its disclosure; or (d) after it is independently developed by personnel of the Recipient to whom the Discloser's Confidential Information had not been previously disclosed. In addition, either Party shall have the right to disclose Confidential Information to any mediator, arbitrator, state or federal regulatory body, the Department of Justice or any court in the conduct of any mediation, arbitration or approval of this Agreement or in any proceedings concerning the provision of interLATA services by PACIFIC. Additionally, the Recipient may disclose Confidential Information if so required by law, a court, or governmental agency, so long as the Discloser has been notified of the requirement promptly after the Recipient becomes aware of the intended disclosure, and so long as the Recipient undertakes all lawful measures to avoid disclosing such information until Discloser has had reasonable time to seek a protective order that covers the Confidential Information to be disclosed.

18.6. Each party's obligations to safeguard Confidential Information disclosed prior to expiration or termination of this Agreement shall survive such expiration or termination.

                                        Agreement between Pacific Bell and FOCAL

     18.7. Except as otherwise expressly provided elsewhere in this Agreement, no license is hereby granted under any patent, trademark, or copyright, nor is any such license implied, solely by virtue of the disclosure of any Confidential Information.

     18.8. Each party agrees that the Discloser would be irreparably injured by a breach of this Agreement by the Recipient or its representatives and that the Discloser shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

     18.9. Nothing in this Section 18 shall prevent PACIFIC from using Recorded Usage Data for the limited purpose of network planning and management.

19.  Branding

     19.1. Services offered by CLC that incorporate Network Elements, Ancillary Functions or Combinations made available to CLC pursuant to this Agreement, and Local Services that CLC offers for resale shall be branded as stated in the Attachments to this Agreement. In no event shall PACIFIC personnel installing or repairing CLC Local Service, Network Elements, or Combinations initiate a conversation with the end user customer to market PACIFIC product or services. PACIFIC personnel shall respond to any inquiries from end users or consumers concerning PACIFIC's products or services by providing a telephone number to call for information.

20.  Miscellaneous

     20.1. Delegation or Assignment - Neither Party shall assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Party which will not be unreasonably withheld. Any prohibited assignment or delegations shall be null and void.

     20.2. Subcontracting - If any obligation under this Agreement is performed through a subcontractor, the original Party shall remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations it performs through subcontractors, and shall be solely responsible for payments due its subcontractors. No contract, subcontract or other Agreement entered into by either Party with any third party in connection with the provision of Local Services or Network Elements hereunder shall provide for any indemnity, guarantee or assumption of liability by, or other obligation of, the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party. No subcontractor shall be deemed a third party beneficiary for any purposes under this Agreement.

     20.3. Nonexclusive Remedies - Except as otherwise expressly provided in this Agreement, each of the remedies provided under this Agreement is cumulative and is in addition to any remedies that may be available at law or in equity.

                                        Agreement between Pacific Bell and FOCAL

     20.4. No Third-Party Beneficiaries - Except as may be specifically set forth in this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

     20.5. Referenced Documents - Whenever any provision of this Agreement refers to a technical reference, technical publication, CLC Practice, PACIFIC Practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, CLC Practice, PACIFIC Practice, or publication of industry standards. Should there be an inconsistency between or among publications or standards, the Parties shall mutually agree which requirement shall apply.

     20.6. Governing Law - The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the Parties shall be governed by the laws of the State of California other than as to conflicts of laws, except insofar as federal law may control any aspect of this Agreement, in which case federal law shall govern such aspect. The Parties submit to personal jurisdiction in San Francisco, California and waive any and all objections to California venue.

     20.7. Publicity and Advertising - Neither Party shall publish or use any advertising, sales promotions or other publicity materials that use the other party's logo, trademarks or service marks without the prior written approval of the other Party.

     20.8. Amendments or Waivers - Except as otherwise provided in this Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same is in writing and signed by an officer of the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. By entering into this Agreement neither Party waives any right granted to it pursuant to the Act.

     20.9. Severability - If any term, condition or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not invalidate the entire Agreement, unless such construction would be unreasonable. The Agreement shall be construed as if it did not contain the invalid or unenforceable provision or provisions, and the rights and obligations of each Party shall be construed and enforced accordingly; provided, however, that in the event such invalid or unenforceable provision or provisions are essential elements of this Agreement and substantially impair the rights or obligations of either Party, the Parties shall promptly negotiate a replacement provision or provisions.

     20.10. Entire Agreement - This Agreement, which shall include the Attachments, Appendices and other documents referenced herein, constitutes the entire

                                        Agreement between Pacific Bell and FOCAL

            Agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements, representations, statements, negotiations, understandings, proposals or undertakings, oral or written, with respect to the subject matter expressly set forth herein.

     20.11. Definitions and Diagrams: The definitions contained in Attachment 1 are meant to accurately describe the meaning accorded the term as required by the Act and as used in this Agreement. In the event of any disagreement between a definition of the term in the Act, in Attachment 1 or any other part of this Agreement (including the Attachments), the definition in the Act shall supersede any definition in the Agreement or Attachments and any specific definition in an Attachment other than Attachment 1 shall supersede the definition in Attachment 1. Throughout this Agreement and its Attachments, various diagrams are used. These diagrams are illustrative only, and, in the event of any disagreement between the diagram and the words of this Agreement, the words of this Agreement shall control.

     20.12. Survival of Obligations - Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement, any obligation of a Party under the provisions regarding indemnification, Confidential Information, limitations on liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, shall survive cancellation or termination thereof.

     20.13. Executed in Counterparts - This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; but such counterparts shall together constitute one and the same instrument.

     20.14. Headings of No Force or Effect - The headings of Articles and Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

            In witness whereof, the parties have executed this Agreement through their authorized representatives.

           PACIFIC BELL                      FOCAL COMMUNICATIONS CORPORATION OF
                                                          CALIFORNIA

By: /s/ Sandy Kinney                         By: /s/ Renee M. Martin
    -----------------------------------          ---------------------------------------
              Signature                      Signature

Name:  Sandy Kinney                          Name: Renee M. Martin
                                                   -------------------------------------
                                             Printed

Title: Vice President - General Manager      Title: Senior Vice President & Gen. Counsel
       Industry Markets                            -------------------------------------
       SBC Telecommunications, Inc.

Date: 6/15/98                                Date: 6/12/98
      ---------------------------------            -------------------------------------

                                 ATTACHMENT 1
                                 ------------

                                  DEFINITIONS
                                  -----------

                                                                    Attachment 1


                                  DEFINITIONS


1. "Access Tandem Switches" are switches used to connect End Offices to Interexchange Carrier switches. PACIFIC's Access Tandem Switches are also used to connect and switch traffic between and among Central Office Switches.

2. "Act" means the Communications Act of 1934, 47 U.S.C. 151 et seq., as amended by the Telecommunications Act of 1996, and as interpreted from time to time in the duly authorized rules and regulations of the FCC or the Commission.

3. "Advanced Intelligent Network (AIN) Trigger Capability" is a network functionality that permits specific conditions to be programmed into a switch which, when met, directs the switch to suspend call processing and to receive special instructions for further call handling instructions in order to enable carriers to offer advanced features and services.

4. "AMA" means the Automated Message Accounting structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE which defines the industry standard for message recording.

5. "Ancillary Functions" are services or facilities that PACIFIC offers to CLC so that CLC may obtain and use unbundled Network Elements or PACIFIC services to provide telecommunications services to CLC's customers. Ancillary Functions include collocation and rights of way, and may include other services or facilities as mutually agreed to by the parties.

6. "Applicable Law" shall mean all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits and approvals of any Governmental Authority, including without limitation those relating to the environment, health and safety, which apply or relate to Work Locations or the subject matter of this Agreement.

7. "CLC Customer" means the relationship for a specific service with any business or residential customer to the extent such customer purchases CLC services.

8. "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter that refers to the number transmitted through the network identifying the billing number of the calling party.

9. "Automatic Location Identification/(ALI)" means the feature of E911 that displays at the PSAP the address of the calling telephone number. This feature requires a data storage and retrieval system for translating telephone numbers to the associated address. ALI information may include Emergency Service Number (ESN), street address, room or floor, and names of the enforcement, fire and medical agencies with jurisdictional responsibility for the address. The Management System (E911) database is used to update the Automatic E911 Location Identification (ALI) databases.

10. "Automatic Route Selection (ARS)" is a service feature that provides for automatic selection of the most appropriate outbound route for each call based on criteria programmed into the system.

11. "Busy Line Verification" or "BLV" means a service in which an end user requests an operator to confirm the busy status of a line.

                                                                    Attachment 1


12. "Busy Line Verification and Interrupt" or "BLVI" means a service in which an end user requests an operator to confirm the busy status of a line and requests an interruption of the call.

13.  "CABS" means the Carrier Access Billing System.

14. "Calling Party Number (CPN)" means a Common Channel Signaling parameter which refers to the number transmitted through the network identifying the calling party.

15. "Central Office Switch" or "Central Office" means a switching entity within the public switched telecommunications network, including but not limited to End Office Switches and Tandem Switches. Central Office Switches may be employed as combination End Office/Tandem Switches.

16. "CLC Operations Handbook" means Sections 16.6 and 16.7 of the CLC Handbook, which address PACIFIC's Operations and Administration interfaces for local interconnection and SS7.

17. "Centralized Message Distribution System" ("CMDS") means the transport system that LECs use to exchange outcollect and CABS access messages among each other and other parties connected to CMDS.

18. "Charge Number" means a CCS signaling parameter that refers to the number transmitted through the network identifying the billing number of the calling party.

19. "Centrex" means a Telecommunications Service that uses central office switching equipment for call routing to handle direct dialing of calls, and to provide many private branch exchange-like features.

20. "CLASS (Custom Local Area Signaling Service) and Custom Features" means a grouping of optional enhancements to basic local exchange service that offers special call handling features to end users (eg., call waiting, call forwarding and automatic redial).

21.  "Combination" shall have the meaning set forth in 47 C.F.R. Section
     51.315.

22.  "Commission" means the California Public Utilities Commission.

23. "Common Channel Signaling" or "CCS" means a method of digitally transmitting call set-up and network control data over a special network fully separate from the public switched network elements that carry the actual call. Signaling System 7 ("SS7") is the CCS network presently used by telecommunications carriers.

24.  "Competitive Local Carrier (CLC) or Competitive Local Exchange Carrier
     (CLC)" is a carrier who competes in the provision of local exchange telecommunications service as set forth in Opinion, Appendix C, Section 3
     (B), and is not an Incumbent LEC as defined by 47 U.S.C., Section 251 (h) of the Act.

25. "Conduit" means a tube or similar enclosure that may be used to house communication or communications-related power cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more inner ducts. An inner duct means a separate tube or enclosure within a conduit.

26. "Confidential Information" has the meaning set forth in Section 19.1 of the General Terms and Conditions.

27. "Contract Year" means a twelve (12) month period during the term of the contract commencing on the Effective Date and each anniversary thereof.

                                                                    Attachment 1


28. "Control Office" means an exchange carrier center or office designated as its company's single point of contact for the provisioning and maintenance of its portion of interconnection arrangements.

29. "Cross Connection" means an intra-wire center channel connecting separate pieces of telecommunications equipment.

30. "Customer Usage Data" means the local Telecommunications Services usage data of an CLC Customer, measured in minutes, sub-minute increments, message units, or otherwise, that is recorded by PACIFIC and forwarded to CLC.

31. "Directory Number Call Forwarding (DNCF)" means an interim form of Service Provider Number Portability ("SPNP") which is provided through existing and available call routing and call forwarding capabilities. DNCF will forward calls dialed to an original telephone number to a new telephone number on a multi-path basis. DNCF is not limited to listed directory numbers.

32. "Discloser" means that party to this Agreement which has disclosed Confidential Information to the other party.

33. "DSX Panel" means a cross-connect bay or panel used for the termination of equipment and facilities operating at digital rates.

34.  "DS-0" means a digital signal rate of 64 Kilobits per second ("kbps").

35.  "DS-1" means a digital signal rate of 1.544 Megabits Per Second ("Mbps").

36.  "DS-3" means a digital signal rate of 44.736 Mbps.

37. "E911 Management System (MS)" A system of computer programs used by PACIFIC to create, store and update the data that provides Selective Routing /SM/ and/or Automatic Location Identification (ALI).

38. "E911 Management System Gateway" is a processor that can relieve the host computer (management system) of performing certain tasks, such as message handling, code conversion, error control and application functions.

39. "E911 Service" is a method of routing 911 calls to a PSAP that uses customer location data in the ALI/DMS to determine the PSAP to which a call should be routed.

40. "Effective Date" is the date indicated in the Preface on which the Agreement shall become effective.

41. "EISCC" or "Expanded Interconnection Cross Connection" means the connection between the collocation point of termination ("POT") and the unbundled Network Element or interconnection point to a switched or dedicated service in PACIFIC's network.

42. "Electronic File Transfer" means any system or process that utilizes an electronic format and protocol to send or receive data files.

43. "End Office Switches" are switches from which end users' Exchange services are directly connected and offered.

44. "Environmental Hazard" means any substance the presence, use, transport, abandonment or disposal of which (i) requires investigation, remediation, compensation, fine or penalty under any

                                                                    Attachment 1


     Applicable Law (including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, Superfund Amendment and Reauthorization Act, Resource Conservation Recovery Act, the Occupational Safety and Health Act and provisions with similar purposes in applicable foreign, state and local jurisdictions) or (ii) poses risks to human health, safety or the environment (including, without limitation, indoor, outdoor or orbital space environments) and is regulated under any Applicable Law.

45. "Exchange Message Record" or "EMR" means the standard used for exchange of telecommunications message information among LECs for billable, non-billable, sample, settlement and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bellcore document which defines industry standards for exchange message records.

46.  "Exchange Service" is as defined in the Act.

47.  "FCC" means the Federal Communications Commission.

48. "First Interconnection Order" means the First Report and Order issued In the Matter of Implementation of the Local Competition provision in the Telecommunications Act of 1996 (CC Docket No. 96-98, FCC 96-325) (released August 8, 1996).

49. "Governmental Authority" means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, legislative or judicial authority with jurisdiction.

50.  "ILEC" shall mean "Incumbent Local Exchange Carrier" as defined in the Act.

51.  "Interconnection" is as described in the Act.

52. "Interexchange Carrier (IEC or IXC)" means a provider of interexchange telecommunications services.

53. "Interim Number Portability" or "INP" means the delivery of service provider Number Portability capabilities through the use of switch-based call routing as described in 47 C.F.R. Section 52.7.

54. "Integrated Services Digital Network" or "ISDN" means a digital switched network service. "Basic Rate ISDN" provides for channelized (23 bearer and 1 data) end-to-end digital connectivity for the transmission of voice or data on either or both bearer channels and packet data on the data channel. "Primary Rate ISDN" provides for 24 bearer and 1 data channels.

55. "LATA-Wide Terminating Interconnection" means an interconnection arrangement whereby one Party interconnects to a single designated tandem switch of the other Party to terminate local and intraLATA toll. The Party providing such termination will designate the tandem switch where such interconnection is to occur.

56.  "LEC" shall mean "Local Exchange Carrier" as defined in the Act.

57. "Line Information Data Base(s) (LIDB)" means one or all, as the context may require, of the Line Information Databases owned individually by ILECs and other entities which provide, among other things, calling card validation functionality for telephone line number cards issued by ILECs and other entities. A LIDB also contains validation data for collect and third number-billed calls, which include billed number screening.

58. "Line Side" refers to End Office switch connections that have been programmed to treat the circuit as a local line connected to a terminating station (e.g., an ordinary subscribers telephone station

                                                                    Attachment 1


     set, a PBX, answering machine, facsimile machine or computer). Line Side connections offer only those transmission and signal features appropriate for a connection between an End Office and such terminating station.

59.  "Link" has the meaning set forth in Attachment 6, Section 3.

60. "Local Calls" are as defined by the Commission. Local Calls currently include all 0-12 mile calls based on the rate centers of the originating and terminating NPA-NXXs of the callers (these include ZUM Zone 1 and ZUM Zone 2 calls) and, where established in incumbent LEC tariffs, ZUM Zone 3 and Extended Area Service (EAS) calls.

61. "Local Exchange Routing Guide" or "LERG" means a Bellcore Reference Document used by LECs and IXCs to identify NPA-NXX routing and homing information as well as Network Element and equipment designations.

62. "Local Exchange Traffic" means traffic originated on the network of a LEC in a LATA and completed directly between that LEC's network and the network of another LEC in that same LATA, including intraLATA toll traffic and traffic originated to or terminated from LECs not party to this Agreement. Local Exchange Traffic does not include traffic that is routed to or terminated from the network of an 1XC.

63. "Local Interconnection Trunks/Trunk Groups" are used for the termination of Local Exchange Traffic, using Bellcore Technical Reference GR-317-CORE ("GR-317").

64.  "Local Loop" shall have the meaning set forth in 47 C.F.R. Section
     51.319(a).

65. "Local Number Portability (LNP)" means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

66.  "Local Service" has the meaning set forth in Attachment 5, Section 1.1.

67.  "Loop" has the meaning set forth in Attachment 6, Section 3.

68. "MECAB" means the Multiple Exchange Carrier Access Billing document prepared under the direction of the Billing Committee of the Ordering and Billing Forum "OBF", which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions
     (ATIS), Section 23.1 of Part 1. The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access and other connectivity services provided by two or more LECs (including LECs and CLCs), or by one LEC or CLC in two or more states within a single LATA.

69. "Meet Point Trunks/Trunk Groups" ("MPTGs") are used for the joint provision of Switched Access services, utilizing Bellcore Technical References GR-394-CORE ("GR-394") and GR-317 CORE ("GR-317"). MPTGs are those between a local End Office and an Access Tandem as described in FSD 20-24-0000 and 20-24-0300.

70. "MECOD" means the Multiple Exchange Carriers Ordering and Design Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the OBF, which functions under the auspices of the Carrier Liaison Committee of the ATIS. The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access and other connectivity service which is to be provided by two or more local carriers (including a LEC and a CLC), or by one LEC or CLC in two or more states within a single LATA.

                                                                    Attachment 1


71. "Mid-Span Meet" means an interconnection between two LECs whereby each provides its own cable and equipment up to the meet point of the cable facilities. The meet point is the demarcation establishing ownership of and responsibility for each LEC's portion of the transmission facility.

72. "911 Service" means a universal telephone number which gives the public direct access to the PSAP. Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the authority designated to receive such calls.

73.  "Network Element" is as defined in the Act.

74. "North American Numbering Plan (NANP)" means the system of telephone numbering employed in the United States, Canada, and certain Caribbean countries.

75. "Numbering Plan Area (NPA)" is also sometimes referred to as an area code and the three digit indicator that is defined by the "A", "B" and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX Codes. There are two general categories of NPA. "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that Geographic area. A "Non-Geographic NPA," also known as a "Service Access Code" ("SAC Code"), is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 500, Toll Free Service NPAs, 700, and 900 are examples of Non-Geographic NPAs.

76.  "Number Portability" is as defined in the Act.

77. "NXX", "NXX Code" or "Central Office Code" means the three digit switch entity indicator that is defined by the "D", "E" and "F" digits of a l0-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

78. "OBF" means the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS).

79. "Originating Line Information (OLI)" is an SS7 Feature Group D signaling parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

80.  "PACIFIC" means Pacific Bell.

81.  "Party" means either CLC or PACIFIC. "Parties" means CLC and PACIFIC.

82. "Percent Local Usage or "PLU" means a percentage amount that represents the ratio of the local minutes to the sum of local and intraLATA toll minutes sent between the Parties over Local Interconnection Trunks. Directory Assistance, BLV/BLVI, 900, 976, transiting calls from other LECS, WSP traffic and interLATA Switched Access calls are not included in the calculation of PLU.

83. "Permanent Number Portability (PNP)" means a long-term solution to provide LNP for all customers and all providers consistent with the Act and implementing regulations.

84.  "Physical Collocation" shall have the meaning set forth in 47 C.F.R.
     Section 51.5.

85. "Point of Interconnection" or "POI" means a physical location at which the Parties' networks meet for the purpose of establishing interconnection. POIs include a number of different technologies and technical interfaces based on the Parties' mutual agreement.

                                                                    Attachment 1


86. "Pole Attachment" means the connection of a facility to a utility pole. Some examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

87. "Port" means a termination point in the end office switch. For purposes of general illustration, a Port includes a line card and associated peripheral equipment on an End Office Switch which serves as the hardware termination for line or trunk side facilities connected to the End Office switch. Each line side Port is typically associated with one or more telephone numbers that serve as the customers network address.

88. "Public Safety Answering Point (PSAP)" means the designated agency to which calls to E911/911 services are routed.

89. "Rate Center" identifies the specific geographic point and corresponding geographic area which are associated with one or more particular NPA-NXX codes which have been assigned to a LEC (or CLC) for its provision of Exchange Services. The rate point is a geographic location identified by specific V&H (vertical and horizontal coordinates), which are used to measure distance sensitive end user traffic to/from the particular NPA-NXX designations with the specific Rate Center.

90. "Rating Point" means the Vertical and Horizontal ("V&H") coordinates associated with a particular telephone number for rating purposes.

91. "Real Time" means the actual time in which an event takes place, with the reporting on or the recording of the event practically simultaneous with its occurrence.

92. "Recipient" means that party to this Agreement to which Confidential Information has been disclosed by the other party.

93.  "Recorded Usage Data" has the meaning set forth in Attachment 14.

94. "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration, including without limitation, the movement of Environmental Hazards through or in the air, soil, surface water or groundwater, or any action or omission that causes Environmental Hazards to spread or become more toxic or more expensive to investigate or remediate.

95. "Right of Way (ROW)" means the right to use the land or other property of a third party or governmental authority to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

96. "Routing Point" means a location which a LEC has designated on its own network as the homing or routing point for traffic inbound to Exchange Service provided by the LEC which bears a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access services. The Routing Point need not be the same as the Rating Point, nor must it be located within the Rate Center area, but must be in the same LATA as the NPA-NXX.

97. "Served Premises" means collectively, the CLC designated locations to which CLC orders Network Elements, Ancillary Functions or Combinations.

98. "Service Control Point" or "SCP" means a node in the CCS network to which information requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a Service Switching Point ("SSP"), performs subscriber or

                                                                    Attachment 1

     application-specific service logic and then sends instructions back to the SSP on how to continue call processing.

99. "Service provider local number portability" shall have the same meaning as Number Portability as defined in the Act and FCC regulations thereunder.

100. "Signal Transfer Point" or "STP" means equipment that performs a packet switching function that routes signaling messages among SSPs, SCPs, Signaling Points ("SPs"), and other STPs in order to set up calls and to query databases for advanced services.

101. "Special Construction" shall have the meaning set forth in PACIFIC's Schedule P.U.C. No. 175-T, Section 15.1 (B) and (H) as of the Effective Date of this Agreement and shall not be subject to change except upon mutual agreement of the Parties (even if the underlying tariff changes), provided that CLC will be treated no less favorably than PACIFIC treats its own end-user customers.

102. "Switched Access" service means an offering of access to services or facilities for the purpose of the origination or termination of traffic from or to Exchange Service customers in a given area pursuant to a Switched Access tariff. Switched Access services includes: Feature Group A ("FGA"), Feature Group B ("FGB"), Feature Group C ("FGC"), Feature Group D ("FGD"), Toll Free Service, 700 and 900 access. Switched Access service does not include traffic exchanged between LECs for purpose of local exchange interconnection.

103. "Switched Access Meet Point Billing" means a billing arrangement used when two or more LECs jointly provide a Switched Access service over Meet Point Trunks, with each LEC receiving an appropriate share of the revenues. The access services will be billed using Switched Access rate structures, and the LECs will decide whether a single bill or multiple bill will be sent. If the LECs cannot agree, multiple bills will be sent.

104. "Tandem Switches" are switches that are used to connect and switch trunk circuits between and among Central Office Switches.

105. "Toll Traffic" means IntraLATA traffic failing outside of the normal free calling area as defined by the Commission.

106. "Toll Free Service" means service provided with any dialing sequence that invokes toll-free, i.e., 800-like, service processing. Toll Free Service includes calls to the Toll Free Service 800/888 NPA SAC codes.

107. "Transit Rate" is the rate that applies to local and toll calls sent between a LEC and a CLC destined for a third-party LEC or CLC.

108. "Trunk-Side" refers to a Central Office switch connection that is capable of, and has been programmed to treat the circuit as connecting to another switching entity, for example, another Central Office switch. Trunk-Side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

109. "Unbundled Services Cross Connector" or "USCC" is a connection between an unbundled link, which terminates at the distribution frame, and the cross connect system, for the purpose of combining an unbundled link and PACIFIC unbundled transport when multiplexing is required.

110. "Virtual Collocation" shall have the meaning set forth in 47 C.F.R.
     Section 51.5.

                                                                    Attachment 1


111. "Voluntary Federal Customer Financial Assistance Programs" are Telecommunications Services provided to low-income subscribers, pursuant to requirements established by the appropriate state regulatory body.

112. "Waste" means all hazardous and non-hazardous substances and materials which are intended to be discarded, scrapped, or recycled, associated with activities CLC or PACIFIC or their respective contractors or agents perform at Work Locations. It shall be presumed that all substances or materials associated with such activities, that are not in use or incorporated into structures (including without limitation damaged components or tools, leftovers, containers, garbage, scrap, residues or by products), except for substances and materials that CLC, PACIFIC or their respective contractors or agents intend to use in their original form in connection with similar activities, are Waste. "Waste" shall not include substances, materials or components incorporated into structures (such as cable routes) even after such components or structure are no longer in current use.

113. "Wire Center" denotes a building or space within a building which serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected or switched. PACIFIC Bell's Wire Center can also denote a building in which one or more Central Offices, used for the provision of Exchange Services and access services, are located. However, for purposes of collocation, Wire Center shall mean those points eligible for such connections as specified in FCC Docket No. 91-141, and rules adopted pursuant thereto, as modified by subsequent FCC decisions.

114. "Wireless Service Provider or "WSP" means a provider of Commercial Mobile Radio Services ("CMRS") e.g., cellular service provider, Personal Communications Services provider, or paging service provider.

115. "Work Locations" means any real estate that CLC or PACIFIC, as appropriate, owns, leases or licenses or in which it holds easements or other rights to use, or does use, in connection with this Agreement.

                                 ATTACHMENT 2
                                 ------------

                                   ACRONYMS
                                   --------

                                                                    Attachment 2

                                   ACRONYMS

 ACRONYM       DEFINITION
 -------       ----------
   AAA         American Arbitration Association

   AIN         Advanced Intelligent Network

   ALI         Automatic Location Identification/

   AMA         Automated Message Accounting

   ANSI        American National Standards Institute

   ARPM        Average Revenue Per Message

   ATIS        Alliance for Telecom Industry Solutions

   ATM         Asynchronous Transfer Mode

   BICI        Broadband Inter-Carrier Interface

   BITS        Building Integrated Timing Supply

 BLV/BLVI      Busy Line Verification/Interrupt

   BOSS        Billing & Ordering Support System

   BRCS        Business and Residential Customer Service

    C          Network Element Combination

  C-DTTA       Combination of Dedicated Transport & Tandem

  C-LPLS       Combination of Loop & Local Switching

    C-         Combination Local Service, Common Transport Signaling,
LSCTSSDBTS     Databases and/or Tandem Switching

   CABS        Carrier Access Billing System

 CAMA ANI      Centralized Automatic Message Accounting - Automatic Number Identification

   CAP         Competitive Access Provider

  CCITT        Consultative Committee on International Telegraph & Telephone

   CCS         Communications Channel Signaling

  CCSNIS       Common Channel Signaling Network Interface Specification

  CESAR        Customers' Enhanced System for Access Requests

   CIC         Carrier Identification Code

  CLASS        Custom Local Area Signaling Service

 CLC/CLC       Competitive Local Exchange Carrier

   CLLI        Common Language Location Identifier

   CMIP        Coded Mark Inversion Protocol

    CO         Central Office

   CPE         Customer Premised Equipment

   CRDD        Customer Requested Due Dates

    CT         Common Transport

    CY         Current Year

    DA         Directory Assistance

   DACS        Digital Access Crossconnect Systems

    DB         Database

    DB         Service Central Points/Databases

                                                                    Attachment 2

   DCC         Data Communications Channel

   DCS         Digital Cross-Connect System

   DID         Direct Inward Dialing

   DLC         Digital Loop Carrier

  DLCI         Data Link Connection Identifier

  DMOQs        Direct Measures of Quality

   DN          Directory Numbers

  DN-RI        Directory Number - Route Index

  DS-1         Digital Signal Level One

  DS-3         Digital Signal Level Three

   DS0         Digital Signal Level Zero

   DSN         Data Set Name

   DSX         Digital Cross Connect

   DT          Dedicated Transport

  DTMF         Dual-Tone Multi-Frequency

    E          Network Element

   E&M         Ear & Mouth Signaling

  E-LP         Element Loop

  EAMF         Equal Access Multi-Frequency

 EBCDIC        Extended Binary-Coded Decimal Interexchange Code

   EBI         Electronic Bonding Interface

   EFT         Electronic Fund Transfer

   EI          Electronic Interface

   EMR         Exchange Message Record

   EO          End Office

   ESF         Extended Super Frame

   ESL         Essential Service Line

  ETTR         Estimated Time to Repair

   FDI         Feeder Distribution Interface

   FN          Fiber Node

   FOC         Firm Order Confirmation

   FRF         Frame Relay Forum

  FUNI         Framebased User to Network Interface

   GTT         Global Title Translation

   HDT         Host Digital Terminal

   HFC         Hybrid Fiber Coax

 HFC-HDT       Hybrid Fiber Coax - Host Digital Terminal

   ID          Remote Identifiers

   IEC         Interexchange Carrier

  IECs         Interexchange Carriers

  IEEE         Institute of Electrical and Electronic Engineers

  IISP         Interim Interswitch Signaling Protocol

  ILEC         Incumbent Local Exchange Carrier

   IN          Intelligent Network

                                                                    Attachment 2


  INA    Integrated Network Access

  INP    Interim Number Portability

  ISC    Interconection Services Center

 ISDN    Integrated Services Digital Network

ISDNUP   Integrated Services Digital Network User Part

 ISNI    Intermediate Signal Network Identifier

  ISO    International Standardization Organization

 ISUP    Integrated Services User Part

  ITU    International Telecommunications Union

 IVMS    Interswitch Voice Messaging Service

 LARG    LIDB Access Routing Guide

 LASS    Local Area Signaling Services

 LATA    Local Access Transport Area

  LCC    Line Class Code

  LEC    Local Exchange Carrier

LEC DA   LEC Directory Assistance

LEC SCE  LEC Service Creation Environment

LEC SCP  LEC Service Control Point

LEC SMS  Service Management System

LEC SSP  LEC Service Switching Point

 LFACS   Loop Facilities Assignment and Control System

  LGX    Lightguide Cross-Connect

 LIDB    Line Information Data Base

  LMI    Local Management Interface

  LNP    Local Number Portability

   LP    Loop

 LRECL   Logical Record Length

  LRN    Local Routing Number

   LS    Local Switching

 LSNE    Local Switching Network Element

  LSO    Local Serving Office

 LSSGR   LATA Switching Systems Generic Requirements

  MDF    Main Distribution Frame

  MDU    Multiple Dwelling Unit

MDU/BCL  Multiple Dwelling Unit/Business Customer Location

   MF    Multi-Frequency

  MIB    Management Information Base

  MLT    Mechanized Loop Tests

  MOP    Methods of Procedure

  MOS    Modified Operator Services

  MOU    Minutes of Use

   MR    Modification Request

 MRVT    MTP Routing Verification Test

 MSAG    Master Street & Address Guide

                                                                    Attachment 2

 MTP           Message Transfer Port
 NEBS          Network Equipment Building System
  NI           Network Interface Device
 NID           Network Interface Device
 NIU           Network Interface Unit
 NMS           Network Management System
 NNI           Network to Network Interface
 NVT           Network Validation Test
  OA           Operator Assistance
 OAM           Operation and Maintenance
OAM&P          Operations Administration Maintenance & Provisioning
 OBF           Ordering & Billing Forum
  OC           Optical Carrier
 ODS           Optical Distribution
 OLI           Originating Line Indicator
 OMAP          Operations, Maintenance & Administration Part
 ORT           Operational Readiness Test
  OS           Operator Services
 OSS           Operations Support Systems
OSSGR          Operator Services Systems Generic Requirements
 PBX           Private Branch Exchange
 PDH           Plesiochronous Digital Hierarchy
 PEC           Primary Exchange Carrier
 PIC           Primary Interexchange Carrier
 PNP           Permanent Number Portability
 POI           Point of Interface
 POI           Points of Interconnection
 POT           Point of Termination
 POTS          Plain Old Telephone Service
PREMIS         Premise Information System
 PRI           Primary Rate Interface
 PSAP          Public Safety Answering Point
 PUC           Public Utilities Commission
 RAO           Regional Accounting Office
 RCF           Remote Call Forwarding
RECFM          Record Format
 RI            Route Index
RI-PH          Route Index - Portability Hub
 ROW           Right of Way
 RPC           Regional Processing Center
 RSM           Remote Switch Module
 RT            Remote Terminal
 SAG           Street Address Guide
 SCCP          Signaling Connection Control Point

                                                                    Attachment 2

 SCP           Service Control Points
 SDH           Synchronous Digital Hierarchy
SECAB          Small Exchange Carrier Access Billing
 SL            Signaling Link Transport
SMDI-E         Standard Message Desk Interface - Enhanced
 SMS           Service Management System
SNMP           Simple Network Management Protocol
SONET          Synchronous Optical Network
 SORD          Service Order Retrieval and Distribution
 SPOC          Single Point of Contact
 SPOI          Signaling Point of Interconnection
 SRVT          SCCP Routing Verification Test
 SS7           Signaling System 7
 SSP           Service Switching Points
 STP           Signaling Transfer Point
 STS           Synchronous Transport Signal
SWF-DSI        Switched Functional DS1 Service Capability
 T&M           Time & Material
 TCAP          Transaction Capabilities Application Port
 TDEV          Time Deviation
 TDI           Tie Down Information
TIA-EIA        Telecommunications Industries Association/Electronic
               Industries Association
  TR           Technical Requirements
  TS           Tandem Switching
 TSG           Trunk Sub-Group
 TSGR          Transport System Generic Requirements
TSLRIC         Total Service Long Run Incremental Cost
 TSP           Telecommunications Services Priority
 UNI           User to Network Interface
  VB           Variable Block
 VCI           Virtual Channel Identifier
  VF           Voice Frequency
 WDM           Wavelength Division Multiplexing

                                 ATTACHMENT 3
                                 ------------

                        ALTERNATIVE DISPUTE RESOLUTION
                        ------------------------------

                                                                    Attachment 3



                        ATTACHMENT 3: TABLE OF CONTENTS

ALTERNATIVE DISPUTE RESOLUTION

 1. Purpose...............................................................   1
 2. Exclusive Remedy......................................................   1
 3. Informal Resolution of Disputes.......................................   2
 4. Initiation of an Arbitration..........................................   2
 5. Governing Rules for Arbitration.......................................   2
 6. Appointment and Removal of Arbitrator.................................   3
 7. Duties and Powers of the Arbitrator...................................   3
 8. Discovery.............................................................   4
 9. Privileges............................................................   4
 10. Location of Hearing..................................................   4
 11. Decision.............................................................   4
 12. Fees I...............................................................   5
 13. Confidentiality......................................................   5
 14. Service of Process...................................................   5

                                                                    Attachment 3


                        ALTERNATIVE DISPUTE RESOLUTION
                        ------------------------------


1.   Purpose
     -------
     This Attachment 3 is intended to provide for the expeditious, economical, and equitable resolution of disputes between PACIFIC and CLC arising under this Agreement.

2.   Exclusive Remedy
     ----------------
     2.1 Except for disputes or matters (i) for which the total value of the amount in controversy exceeds Five Million Dollars ($5,000,000), (ii) for which this Agreement or the Telecommunications Act of 1996 specifies a particular remedy or procedure, (iii) for which a Party seeks injunctive relief and/or specific performance in any Court of competent jurisdiction, or (iv) which are covered by the Billing Disputes provisions contained in Attachment 13 (Connectivity Billing and Recording), informal resolution and arbitration under the procedures provided herein shall be the exclusive remedy for all disputes between PACIFIC and CLC arising out of this Agreement or its breach. PACIFIC and CLC agree not to resort to any court, agency, or private group with respect to such disputes except in accordance with this Attachment.

          2.1.1 If, for any reason, certain claims or disputes are deemed to be non-arbitrable, the non-arbitrability of those claims or disputes shall in no way affect the arbitrability of any other claims or disputes.

          2.1.2 If, for any reason, the Federal Communications Commission or any other federal or state regulatory agency exercises jurisdiction over and decides any dispute related to this Agreement, or to the Telecommunications Act of 1996, or to any tariff and, as a result, a claim is adjudicated in both an agency proceeding and an arbitration proceeding under this Attachment 3, the following provisions shall apply:

                 2.1.2.1 To the extent required by law, the agency ruling shall be binding upon the parties and shall take precedence over any contrary ruling of the arbitrator for those matters within the jurisdiction and authority of such agency.

                 2.1.2.2 The arbitration ruling rendered pursuant to this Attachment 3 shall be binding upon the parties for purposes of establishing their respective contractual rights and obligations under this Agreement.

                                                                    Attachment 3


3.   Informal Resolution of Disputes
     -------------------------------

3.1 Prior to initiating an arbitration pursuant to the American Arbitration Association ("AAA") rules, as described below, the parties to this Agreement shall submit any dispute between PACIFIC and CLC for resolution to an Inter-Company Review Board consisting of one representative from CLC at the Director-or-above level and one representative from PACIFIC at the Vice-President-or-above level (or at such lower level as each Party may designate).

3.2 The Parties may enter into a settlement of any dispute at any time. The Settlement Agreement shall be in writing, and shall identify how the Arbitrator's fee for the particular proceeding, if any, will be apportioned.

3.3 At no time, for any purposes, may a Party introduce into evidence or inform the Arbitrator of any statement or other action of a Party in connection with negotiations between the Parties pursuant to the Informal Resolution of Disputes provision of this Attachment 3.

4.   Initiation of an Arbitration
     ----------------------------
     If the Inter-Company Review Board is unable to resolve the dispute within 30 days (or such longer period as agreed to in writing by the Parties) of such submission, and the Parties have not otherwise entered into a settlement of their dispute, either Party may initiate an arbitration in accordance with the AAA rules.

5.   Governing Rules for Arbitration
     -------------------------------
     The rules set forth below and the rules of the AAA shall govern all arbitration proceedings initiated pursuant to this Attachment; however, such arbitration proceedings shall not be conducted under the auspices of the AAA unless the Parties mutually agree. Where any of the rules set forth herein conflict with the rules of the AAA, the rules set forth in this Attachment shall prevail.

                                                                    Attachment 3


6.   Appointment and Removal of Arbitrator
     -------------------------------------

     6.1 A sole Arbitrator (the "Arbitrator") will preside over each dispute submitted for arbitration under this Agreement.

     6.2 The Parties shall appoint each Arbitrator. Each Arbitrator will serve until a decision is rendered. Each appointment will be made by mutual agreement in writing within thirty (30) days after the Parties have initiated an arbitration proceeding (or such longer period as the Parties may mutually agree to in writing).

     6.3 In the event that an Arbitrator resigns or becomes unable to discharge his or her duties, the Parties shall, by mutual written Agreement, appoint a replacement Arbitrator within thirty (30) days after such resignation, removal, or inability, unless a different time period is mutually agreed upon in writing by the Parties. Any matters pending before the Arbitrator at the time he or she resigns, is removed, or becomes unable to discharge his or her duties, will be assigned to the replacement Arbitrator as soon as the replacement Arbitrator is appointed.

     6.4 In the event that the Parties do not appoint an Arbitrator within the time limit set forth in Section 6.2 of this Attachment 3, or a replacement Arbitrator within the time limit set forth in Section 6.3 of this Attachment 3, either Party may apply to AAA for appointment of such Arbitrator. Prior to filing an application with the AAA, the Party filing such application shall provide ten (10) days prior written notice to the other Party to this Agreement.

                                                                    Attachment 3


7.   Duties and Powers of the Arbitrator
     -----------------------------------

     7.1 The Arbitrator shall receive complaints, and other permitted pleadings, oversee any discovery which is permitted, administer oaths and subpoena witnesses pursuant to the United States Arbitration Act, 9 U.S.C. Section 1 et seq., hold hearings, issue decisions, and maintain a record of proceedings. The Arbitrator shall have the power to award any remedy or relief that a court with jurisdiction over this Agreement could order or grant, including, without limitation, the awarding of damages, pre-judgement interest, or imposition of sanctions for abuse or frustration of the arbitration process, except that the Arbitrator may not award injunctive relief, punitive damages or any remedy rendered unavailable to the Parties pursuant to Sections
          9.3 and 10 of this Agreement.

     7.2 The Arbitrator shall not have the authority to limit, expand, or otherwise modify the terms of this Agreement.

8.   Discovery
     ---------
     There shall be no discovery except for the exchange of documents deemed necessary by the Arbitrator to an understanding and determination of the dispute. PACIFIC and CLC shall attempt, in good faith, to agree on a plan for document discovery. Should they fail to agree, either PACIFIC or CLC may request a joint meeting or conference call with the Arbitrator. The Arbitrator shall resolve any disputes between PACIFIC and CLC, and such resolution with respect to the need, scope, manner, and timing of discovery shall be final and binding.

9.   Privileges
     ----------
     Although conformity to formal rules of evidence may not be necessary in connection with arbitrations initiated pursuant to this Attachment, the Arbitrator shall, in all cases, apply the attorney-client privilege and the work product immunity doctrine.

10.  Location of Hearing
     -------------------
     Unless both Parties agree otherwise, any arbitration hearings will be held in San Francisco, California.

11.  Decision
     --------
     The Arbitrator's decision and award shall be final and binding, and shall be in writing unless the Parties mutually agree in writing to waive the requirement of a written opinion. Judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. Either Party may apply to the United States District Court for the district in which the hearing occurred for an order enforcing the decision.

                                                                    Attachment 3


12.  Fees
     ----

     12.1 The Arbitrator shall, in his or her discretion, apportion the Arbitrator's fees and expenses to reflect the relative success of each Party. In accordance with Section 3.2. of this Attachment 3, in the event that the Parties settle a dispute before the Arbitrator reaches a decision with respect to that dispute, the Settlement Agreement must specify how the Arbitrator's fees for the particular proceeding will be apportioned.

     12.2 In an action to enforce or confirm a decision of the Arbitrator, the prevailing Party shall be entitled to its reasonable attorneys' fees, costs, and expenses necessarily incurred in the enforcement proceedings without regard to the local rules of the district in which the suit is brought.

13.  Confidentiality
     ---------------

     13.1 PACIFIC, CLC, and the Arbitrator will treat the arbitration proceeding, including the hearings and conferences, discovery, or other related events, as confidential, except as necessary in connection with a judicial challenge to, or enforcement of, an award, or unless otherwise required by an order or lawful process of a court or governmental body.

     13.2 In order to maintain the privacy of all arbitration conferences and hearings, the Arbitrator shall have the power to require the exclusion of any person, other than a Party, counsel thereto, or other essential persons.

     13.3 To the extent that any information or materials disclosed in the course of an arbitration proceeding contains proprietary or confidential information (Confidentiality Information) of either Party, it shall be safeguarded in accordance with Section 18 of the General Terms and Conditions of this Agreement. However, nothing in
           Section 18 of the General Terms and Conditions of this Agreement shall be construed to prevent either Party from disclosing the other Party's Confidential Information to the Arbitrator in connection with or in anticipation of an arbitration proceeding. In addition, the Arbitrator may issue orders to protect the confidentiality of proprietary information, trade secrets, or other sensitive information.

14.  Service of Process
     ------------------
     Service may be made by submitting one copy of all pleadings and attachments and any other documents requiring service to each Party and one copy to the Arbitrator. Service shall be deemed made (i) upon receipt if delivered by hand; (ii) the next business day if sent by overnight courier service; or
     (iii) upon confirmed receipt if transmitted by facsimile. If service is by facsimile, a copy shall be sent the same day by hand delivery or overnight courier service.

     14.1 Service by CLC to PACIFIC and by PACIFIC to CLC at the address designated for delivery of notices in this Agreement shall be deemed to be service to PACIFIC or CLC, respectfully.

                                  ATTACHMENT 4
                                  ------------

                         DIRECTORY LISTING REQUIREMENTS
                         ------------------------------

                                                                    Attachment 4



                                  ATTACHMENT 4


                         DIRECTORY LISTING REQUIREMENTS
                         ------------------------------

1    General

     PACIFIC shall make available to CLC, for CLC customers, non-discriminatory access to its telephone number and address directory listings ("Directory Listings"), under the following terms and conditions:

2.   White and Yellow Page Listings

     PACIFIC publishes and distributes white pages directories through its wholly owned subsidiary Pacific Bell Directory ("PBD"), as its agent for the white pages. PBD also publishes and distributes yellow pages directories. With respect to those directories, upon receipt of the necessary customer information from CLC, PACIFIC will include a standard, basic listing of CLC's residence customers in the appropriate white pages directory and, for business customers, PACIFIC will provide a standard, basic listing of CLC's customers to PBD for inclusion in the appropriate white pages and yellow pages directories at no charge. Additionally, CLC's customers each will have delivered to them at no charge one copy of appropriate white and yellow pages directories. Where a CLC Customer has two numbers for a line due to the implementation of interim Local Number Portability, the ported number shall be considered part of the one White Pages basic listing. PACIFIC shall permit CLC customers the option of not having a published White Pages listing; this option will be provided at the same price PACIFIC charges its end user customers for the same option. PACIFIC shall include in its master subscriber list database all Subscriber Listing Information for CLC customers; PACIFIC's use of CLC Subscriber Listing information is subject to Section 6 of this Attachment 4.

3.   Directories

     3.1 Upon receipt of the necessary customer information from CLC, PACIFIC shall deliver Directory Listings in book form ("Telephone Directories") to each of CLC's exchange service customers with or without charge on the same basis that it delivers Telephone Directories to its own customers with or without charge. There is no limit on the total number of directories that may be delivered by PACIFIC. Timing of such delivery and the determination of which Telephone Directories shall be delivered (whether by customer address, NPA/NXX or other criteria), and the number of Telephone Directories to be provided per customer, shall be provided under the same terms that PACIFIC delivers Telephone Directories to its own local service customers.

     3.2 PACIFIC shall make available recycling services for Telephone Directories to CLC customers under the same terms and conditions that PACIFIC makes such services available to its own local service customers.

4.   Directory Listing Criteria

     The tariffed general terms relating to directory listings and non-published listings are set forth in PACIFIC's Schedule Cal. P.U.C. No. 175T, Section
     9.3. Information relating to

                                                                    Attachment 4


     paid advertising, publication schedules and coverage of specific directories may be obtained by CLC from PBD. PACIFIC's listing handbook is available in the Competitive Local Carriers Handbook in LI-OFFICE. PACIFIC will automatically update the CLC Handbook as product offerings or product process changes are made through LI-OFFICE. The changes will be available automatically to CLC through LI-OFFICE. This listing handbook update will include all changes to the directory listing criteria.

5.   Customer Guide Pages

     In areas where CLC provides (or plans to provide service within the next 12 months) exchange service, PACIFIC shall include, in the Customer Guide section of each Telephone Directory, not less than one full page of information about CLC services, including addresses and telephone numbers for CLC customer service. A maximum of two pages will be provided without charge to CLC. Pages in excess of two will be charged by PACIFIC in accordance with the nondiscriminatory rates contained in PACIFIC's Schedule Cal P.U.C. tariff No. 175-T, Section 9.2 ("Customer Guide Service Tariff"). The form and content of such customer guide pages shall be determined by CLC and shall be provided by CLC to PACIFIC. However neither Party's content can contain puffery or rate comparisons with other companies. At CLC's option, the form and content of this customer information may vary per community directory.

6.   Sale of CLC Subscriber Listing Information

     PACIFIC will include Subscriber List Information of published CLC local exchange customers in PACIFIC's Telephone Directory Reproductions Rights Service, unless instructed in writing by CLC not to release Subscriber List Information to independent directory publications. PACIFIC will include the Subscriber List Information of CLC local exchange customers in PACIFIC's voice and electronic Directory Assistance Services.

     Section 2 notwithstanding and subject to the following conditions, CLC may direct PACIFIC not to release CLC's customers' Subscriber List Information to independent directory publications if the Parties first agree:

     6.1 on the timing and method for CLC to specify which CLC Customer Subscriber List Information is not to be included in sales to independent directory publications; and,

     6.2 on the appropriate charge for listing such CLC customers in PACIFIC's directories.

     If the Parties cannot agree on the timing, method or price the Parties shall use the Alternative Dispute Resolution Process set forth in Attachment 3.

                                 ATTACHMENT 5
                                 ------------

                             LOCAL SERVICES RESALE
                             ---------------------

                                                                    Attachment 5


                             LOCAL SERVICES RESALE


1.   Telecommunications Services Provided for Resale

     1.1. This Attachment describes several services which PACIFIC shall make available to CLC for resale pursuant to this Agreement. This list of services is neither all inclusive nor exclusive. All Telecommunications Services or offerings of PACIFIC which are to be offered for resale at wholesale rates pursuant to the Act, regulations thereunder, and relevant Commission decisions, are subject to the terms herein, even though they are not specifically enumerated or described. PACIFIC shall also provide support functions and service functions, as set forth in Sections 4 and 5 of this Attachment 5. The Telecommunications Services provided for resale, and the service functions and support functions provided by PACIFIC to CLC pursuant to this Agreement are collectively referred to as "Local Service."

     1.2. The rights, obligations and duties set forth in this Attachment are subject to the Act, regulations thereunder and relevant Commission decisions.

2.   General Terms and Conditions for Resale

     2.1. Pricing

          The prices charged to CLC for resold Local Service are set forth in Attachment 8 of this Agreement. All Telecommunications Services, including without limitation, promotions of more than 90 days duration, shall be available to CLC at wholesale rates as specified in Attachment 8, and shall be no less favorable than the wholesale rates made available by PACIFIC to similarly situated CLCs; provided, however, pursuant to Section 252 of the Act, implementing regulations and any court decisions applicable thereto, PACIFIC shall make available to CLC, without unreasonable delay, any Local Service contained in any agreement to which PACIFIC is a party that has been filed and approved by the Commission. CLC shall be subject to the same term commitments, volume commitments, and prohibitions against end user aggregation to satisfy volume discounts as apply to PACIFIC's retail customers and the resale discount set forth in Attachment 8 shall be applied to CLC on a customer-by-customer basis. In no event shall CLC be required to agree to volume or term commitments (other than those which may be applicable to PACIFIC's end user customers) as a condition for obtaining Local Service at wholesale rates.

     2.2. Resale Restrictions

          To the extent consistent with applicable rules and regulations of the FCC and the Commission, including, without limitation, Decision 96-03-020 of the Commission, CLC may resell Local Services to provide Telecommunications Services. PACIFIC will not impose unreasonable or discriminatory conditions or limitations on the resale of its Telecommunications Services. Services that PACIFIC has grandfathered or grandfathers in the future may only be resold to end-user customers already subscribing to those same services.

                                                                    Attachment 5


2.3. Dialing and Service Parity; Number Retention

     2.3.1. Unless technically infeasible, for resold service, PACIFIC shall ensure that all CLC customers experience the same dialing parity as similarly-situated PACIFIC customers, such that, for all call types:
            (i) a CLC customer is not required to dial any greater number of digits than a similarly-situated PACIFIC customer; (ii) the CLC customer may retain its local telephone number with no loss of features and functionalities; and (iii) the post-dial delay (time elapsed between the last digit dialed and the first network response), call completion rate and transmission quality experienced by a CLC customer is at least equal in quality to that experienced by a similarly-situated PACIFIC customer. This subsection shall apply to 1+ intraLATA calls on the availability date resulting from any Commission order authorizing or requiring intraLATA toll dialing parity in California.

     2.3.2. For resold services, PACIFIC shall ensure that all CLC customers experience the same service levels as similarly situated PACIFIC customers, and, unless technically infeasible, that there is no loss of features or functionalities, including, but not limited to: same dial tone and ringing; same capability for either dial pulse or touch tone recognition; flat and measured services; speech recognition as available; same extended local free calling area; 1+ IntraLATA toll calling; InterLATA toll calling and international calling; 500, 700, 800, 900, 976 and dial around (1OXXX) services; and restricted collect and third number billing.

2.4. Changes in Retail Service

     PACIFIC will notify CLC of any changes in the terms and conditions under which it offers Telecommunications Services at retail to subscribers who are not telecommunications service providers or carriers, including, but not limited to, the introduction of any new or discontinuance of any features, functions, services, or promotions or the discontinuance of current features or services, at least sixty (60) days prior to the effective date of such change; provided, however, that with respect to terms and conditions contained in a contract between PACIFIC and one of its end users, PACIFIC shall notify CLC of changes in such terms and conditions immediately upon signing any amendment to such contract. This notification does not include products, services, or special offers or promotions not available for resale.

2.5. Primary Local Exchange Carrier Selection

     PACIFIC shall apply the principles set forth in Section 64.1100 of the FCC Rules (47 C.F.R. Section 64.1100) to the process for end-user selection of a primary local exchange carrier. PACIFIC shall not require a written letter of authorization from the customer in order to process a CLC order for Local Service for the customer; provided, however, that if CLC requests a customer's service record, the provisions of Section 5.5.1 of this Attachment shall apply.

                                                                    Attachment 5

3.   Requirements for Specific Services

     3.1. CENTREX Requirements

          3.1.1. At CLC's option, CLC may purchase the entire set of CENTREX features or a subset of any one or any combination of such features. The CENTREX Service provided for resale will meet the following requirements:

                 3.1.1.1. All deployed features and functions of CENTREX Service offered to any PACIFIC customer, whether offered under tariff or otherwise, shall be available to CLC, where deployed, for resale, without any customer class restrictions other than those which may be imposed by applicable orders of the FCC or the Commission, including, without limitation, Commission Decision 96-03-020.

                 3.1.1.2. PACIFIC shall provide to CLC a list of all CENTREX features and functions offered by PACIFIC within ten
                          (10) days of the Effective Date of this Agreement.

                 3.1.1.3. All service levels and features of CENTREX Service provided by PACIFIC for resale by CLC shall be at parity to those provided to PACIFIC's end user customers.

                 3.1.1.4. CLC shall pay a one time, non-recurring charge, as set forth in Attachment 8 of this Agreement to pay for the cost of suppressing the need for CLC customers to dial "9" ("Assumed Dial 9") when placing calls outside the CENTREX System. CLC recognizes that there are certain problems with Assumed Dial 9 on Centrex but such problems would also be experienced by a PACIFIC Centrex customer using Assumed Dial 9.

                 3.1.1.5. CLC may utilize Automatic Route Selection ("ARS").

     3.2.  CLASS and Custom Features Requirements

           Where deployed, CLC may purchase the entire set of CLASS and Custom Calling features and functions, or any one or any combination of such features, on a customer-specific basis, without restriction on the minimum or maximum number of lines or features that may be purchased. PACIFIC shall provide to CLC a list of all such CLASS and Custom features and functions within ten (10) days of the Effective Date and shall provide CLC with updates to such list not less than 60 days before any new features or functions eligible for resale become available to the general public.

     3.3.  Exception Account Notification

           3.3.1. An end-user customer account may be considered an "Exception Account," for purposes of this Agreement, when certain conditions exist (e.g. the LifeLine Service rate is billed, Deaf and Disabled equipment has been provided, tax exemptions exist, participation in other programs which provide for reduced or special rates, or subsidies).

                                                                    Attachment 5


          3.3.2. PACIFIC shall forward the account information to CLC which identifies a specific end-user as currently eligible and participating such in programs, in an electronic format in accordance with the procedures set forth in this Attachment and Attachment 11.

          3.3.3. CLC will purchase services eligible for resale from PACIFIC, less the applicable wholesale discount, to provide its own version of these "Exception Accounts" services.

     3.4. Intercept and Transfer Services

          Upon request from CLC, PACIFIC will provide an intercept referral message that includes any new CLC telephone number, for Residential customers for three (3) months, and Business customers for twelve
          (12) months, and PACIFIC will provide directory updates at the next publication. This intercept referral message shall be approved by CLC and shall be similar in format to the intercept referral messages currently provided by PACIFIC for its own end users. Custom messages or extension in duration of the referral shall be subject to the charges set forth in Attachment 8.

     3.5. E911/911 Services

          PACIFIC shall provide to CLC, for CLC customers, E911/911 call routing to the appropriate Public Safety Answering Point ("PSAP") with a parity level equal to that provided to PACIFIC's end-user customers. PACIFIC shall provide and validate CLC customer information to the PSAP. Upon request, PACIFIC will provide documentation to CLC showing the correlation between PACIFIC's LSOs/rate centers to their E911 Selective Router tandems. At the price set forth in Attachment 8, PACIFIC will provide CLC with access to PACIFIC's Master Street Address Guide (MSAG), in paper form and magnetic tape, for purposes of allowing CLC to update and validate customer records in the E911 Management System (E911 MS) database used to support E911/911 services. PACIFIC will offer to CLC a diskette version of the MSAG, when available; availability is expected in the first quarter of 1997. PACIFIC will use all reasonable efforts to maintain the MSAG database consistent with correct information in the PREMIS database. Nothing in this Agreement precludes CLC from establishing and updating its own ALI/DMS data base.

4.   Support Functions for Resold Services:

     4.1. The following support functions are offered in conjunction with a resold service: Operator Services. Operator Services consist of Directory Assistance and Operator Assistance.

     4.2. Routing to Operator Services

           Where CLC purchases resold Local Service, at CLC's option, PACIFIC will provide the functionality and features required to modify the originating subscriber's line at PACIFIC's local switch (LS) to route all calls to the CLC Network for Operator Services. Such routing to CLC's Operator Services shall be available as specified in Attachment 6, Section 4.1.4.4.

           4.2.1. Operator Services: Operator Assistance calls which, at CLC's option, are routed to PACIFIC will meet the following requirements:

                  4.2.1.1. The calls will be unbranded, with no reference,
                           express or implied, to PACIFIC. When PACIFIC implements the ability to brand operator

                                                                    Attachment 5



                       service, for any CLC, PACIFIC shall make such capability available to CLC.

             4.2.1.2. When PACIFIC implements the capability to quote call time and charges for any CLC, PACIFIC shall make such capability available to CLC.

             4.2.1.3. PACIFIC will provide Operator Services to CLC which meets those services to which PACIFIC provides to itself and its own end-user customers.

     4.2.2.  Directory Assistance:

             4.2.2.1. At CLC's option, PACIFIC shall route local Directory Assistance calls dialed via 411 by CLC customers directly to the CLC Network.

             4.2.2.2. PACIFIC will include the CLC customer's listing in its Directory Assistance database as part of the Service Order process. PACIFIC will honor CLC customer's preferences for listing status, including nonpublished and unlisted, as noted on the Service Order Request or similar form and will ensure that the listing appears as CLC requested in the PACIFIC database which is used to perform Directory Assistance functions.

4.3. Operator Assistance:

     4.3.1. PACIFIC will provide the full range of Operator Assistance, at the rates set forth in Attachment 8, including, but not limited to, collect, person-to-person, station-to-station, bill-to-third party, busy line verification and busy line interrupt, handicapped caller assistance, and emergency call assist.

             4.3.1.1. At CLC's option, and consistent with the implementation schedule set forth in Attachment 6, Section 4.1.4.4, PACIFIC shall route local Operator Assistance calls (O+, O-) dialed by CLC customers directly to the CLC Local Operator Assistance platform. Such traffic shall be routed over trunk groups specified by CLC which connect PACIFIC end offices and the CLC Local Operator Assistance platform, using standard Operator Assistance dialing protocols of O+ or O-.

             4.3.1.2. PACIFIC will provide the functionality and features within its local switch (LS) to route CLC customer dialed 0- and O+ IntraLATA calls to the CLC designated trunk on the Main Distributing Frame (MDF) or Digital Cross Connect (DSX) panel via Modified Operator Assistance Signaling (MOSS) Feature Group C signaling. In all cases, PACIFIC will provide post-dial delay at least equal to that provided by PACIFIC for its end user customers.

             4.3.1.3. PACIFIC will warm-line transfer any CLC customer requesting rate information to CLC, as follows:

                                                                    Attachment 5


             4.3.1.3.1. Warm-line transfers without charge: PACIFIC will warm-line transfer any CLC customer requesting intraLATA rate information (except calling plan information), at no charge to CLC.

             4.3.1.3.2. Warm-line transfers at tariffed rate: PACIFIC will warm-line transfer any CLC customer requesting interLATA, interstate or international rate information, as well as intraLATA calling plan information, and charge CLC the tariffed rate for carrier-to-carrier warm-line transfers.

     4.3.2.  Repair Calls:

             Either Party shall refer repair calls dialed by the other Party's end-user customer to the repair number supplied by the appropriate Party. As soon as reasonably practical and when PACIFIC implements the ability to route 611 repair calls directly to any CLC's repair services platform, PACIFIC will make such capability available to CLC. To promote expeditious development of this capability, the Parties will meet and confer, upon CLC's request, in an effort to develop a solution which can be implemented by a mutually agreed-upon date. In the event the Parties are unable to agree within sixty (60) days of the first meeting, the Parties shall submit any dispute to Alternative Dispute Resolution as set forth in Attachment 3. In the interim, commencing as soon as reasonably practicable but within sixty (60) days after the effective date of this Agreement, PACIFIC shall not brand its greeting in PACIFIC's Repair Services Automated Voice Response Unit and shall not include a PACIFIC branded statement at any time during the call when a CLC telephone number is entered. Until PACIFIC implements the capability to route 611 repair calls to any CLC's repair services platform, should CLC implement 611 routing for its own repair service, then CLC is obligated to unbrand any Automated Voice Response Unit used in providing its repair service accessed by dialing 611 when called by a PACIFIC customer, or, if CLC cannot unbrand such calls, PACIFIC is relieved of its obligation to unbrand PACIFIC's repair service as set out in this Section.

     4.3.3.  Non-discriminatory Treatment:

             All direct routing capabilities described herein shall permit CLC customers to dial the same telephone numbers for CLC Directory Assistance or Local Operator that similarly-situated PACIFIC customers dial for reaching equivalent PACIFIC services. Such non-discriminatory dialing to reach CLC's Directory Assistance or Local Operator shall be available consistent with the implementation schedule in Attachment 6, Section 4.1.4.4.

     4.3.4.  Emergency Calls:

             PACIFIC, no later than ten (10) business days after the Effective Date, shall provide to CLC the emergency public agency (e.g., police, fire, ambulance) telephone numbers linked to each NPA-NXX. Such data will be transmitted via the Electronic Interface described in Attachment 11, or by an interim means agreed by the parties. PACIFIC will electronically transmit to CLC, in a timely manner, all changes, alterations, modifications and updates to such data. PACIFIC shall accurately transmit information provided to PACIFIC by the emergency public agency, but assumes no liability for the accuracy of such information.

                                                                    Attachment 5



     4.4.  Busy Line Verification and Emergency Line Interrupt

           PACIFIC will offer Operator-to-Operator BLV/BLVI to CLC on a non-discriminatory basis, in accordance with LERG instructions. PACIFIC requires that a reciprocal BLV/BLVI network be established between PACIFIC and CLC's operator service provider.

     4.5.  Access to the Line Information Database

           PACIFIC shall update and maintain CLC customer information in the Line Information Database ("LIDB") in the same manner and on the same schedule that it maintains information in LIDB for PACIFIC customers.

     4.6.  Telephone Line Number Calling Cards

           Effective as of the date of an end-user's subscription to CLC Service, PACIFIC will remove any PACIFIC-assigned telephone line calling card number (including area code) ("TLN") from the LIDB.

     4.7.  Call Blocking

           Upon CLC's request, PACIFIC will provide blocking on a line by line basis of a CLC customer's access to any or all of the following call types: 900, 976, bill to third and collect, and such other call types for which PACIFIC provides blocking to similarly situated customers.

     4.8.  Pay Phone Services

           4.8.1. "Pay Phone Service" is defined by Section 276 of the Act and any FCC and Commission regulations adopted thereto. These services may include the provision of service from public pay telephones, the provision of inmate telephone service in correctional institutions, and the provision of any ancillary services within the meaning of Section 276 of the Act.

           4.8.2. Pay phone lines are defined as the loop from the pay phone set point of demarcation to the Serving Wire Center. Pay phone lines are attached to coinless and coin pay phone sets (e.g. PACIFIC's COPT service).

           4.8.3. PACIFIC will provide CLC all retail telecommunications functions and features provided by PACIFIC through pay phone lines, in the same form, made available by PACIFIC to customers for its pay phone lines customers (e.g. COPT providers).

           4.8.4. Each Party will comply with Section 276 of the Act and FCC regulations adopted thereunder in connection with selection of carriers for intraLATA, interLATA and international telephone services from pay phone sets.

6.   Service Functions
     -----------------

     5.1.  Electronic Interface

           5.1.1. PACIFIC shall provide an interim electronic interface known as Network Data Mover ("NDM") for transferring and receiving all Service Orders and related information such as Firm Order Confirmations (FOC), Jeopardies, Rejects,

                                                                    Attachment 5


             Simple and Complex Completions. The NDM shall be administered through a gateway that will serve as a single point of contact for the transmission of data from CLC to PACIFIC, and from PACIFIC to CLC. The requirements and implementation of such a data transfer system are/will be set forth in Attachment 11 and are incorporated by this reference as though fully set forth herein.

     5.1.2. For the long term, PACIFIC and CLC agree to adopt an Electronic Interface ("EI") standard to transmit and receive Pre-Order, Order and Provisioning data in a "real time" environment. Both companies agree that this solution is in their mutual best interest and will negotiate in good faith for the earliest possible deployment of an EI standard, as set forth in Attachment 11. In the event the parties are unable to reach agreement on implementation of an EI standard, any unresolved issues will be resolved pursuant to the Alternative Dispute Resolution procedures in Attachment 3 to this Agreement.

5.2. Work Order Processes

     5.2.1. PACIFIC shall ensure that all work order processes used to provision Local Service to CLC for resale meet the service parity requirements set forth in this Agreement or its Attachments

     5.2.2. Additional Service Ordering, Provisioning, Maintenance, Billing and Customer Usage Data requirements and procedures are set forth in Attachments 11, 12, 13 and 14.

5.3. Point of Contact for CLC Customers

     5.3.1. Except as otherwise provided in this Agreement, CLC shall be the single and sole point of contact for all CLC customers.

     5.3.2. Each Party shall refer all questions regarding the other Party's service or product directly to the other Party at a telephone number specified by the other Party.

     5.3.3. Each Party shall ensure that all their representatives who receive inquiries regarding the other Party's services: (i) provide such numbers to callers who inquire about the other Party's services or products; and (ii) do not in any way disparage or discriminate against the other Party, or its products or services. Each Party's policy shall be not to use these misdirected calls as opportunities to solicit the move from one company to another.

5.4. Single Point of Contact

     5.4.1. Each party shall provide the other party with a single point of contact ("SPOC") for all inquiries regarding the implementation of this Attachment. Each Party shall accept all inquiries from the other Party and provide timely responses.

5.5. Pre-Service Order Information

     To facilitate the ordering of new service for resale or changes to such service to a CLC customer ("Service Order"), PACIFIC shall provide, consistent with the implementation schedule set forth in Section 5.1.1., CLC's representatives with gateway access to PACIFIC's PREMIS and APTOS information. This will allow CLC to perform functions

                                                                    Attachment 5


     such as, but not limited to, Telephone Number Assignment, an LSO to address correlation, service and feature availability by Switch type and other such functions which are deemed necessary to provide the customer with a common experience when dealing with CLC. Through PREMIS, APTOS, NDM or using other methods, PACIFIC shall comply with CLC requests to:

     5.5.1. Obtain customer information, including customer name, billing and residence address, billing telephone number(s), current participation in Voluntary Federal Customer Financial Assistance Program, Telephone Relay, and other similar services, and identification of PACIFIC features and services subscribed to by customer; for residence customers, CLC will provide PACIFIC with written approval from the customer prior to seeking such information and for business customers, CLC will provide PACIFIC with a written statement indicating that it has the customers approval (verbal or written) to receive such information

     5.5.2. Obtain information on all features and telecommunication services available for resale, including new services, trial offers and promotions, and inter/intraLATA PIC availability, outlined at the end-office level. IntraLATA PIC availability will become available concurrent with intraLATA presubscription implementation.

     5.5.3.  Enter the CLC customer order for all desired features and services;

     5.5.4. Assign a telephone number (if the CLC customer does not have one assigned);

     5.5.5. Identify the appropriate primary directory for each end-user location;

     5.5.6. For single-line residential service, determine if a service call is needed to install the line or service;

     5.5.7.  Identify "next available due date" for service installation;

     5.5.8.  Provide service availability dates;

     5.5.9. Order local, intraLATA toll service, and enter CLC customer's choice of primary interexchange carrier on a single, unified order; and

     5.5.10. Suspend or terminate service to a CLC customer for non-payment and restore service, as appropriate, at parity with PACIFIC's ability to suspend or terminate service.

     5.5.11. Obtain street address information for address verification and street-address-to-wire-center correlation.

5.6. Provisioning

     After receipt and acceptance of a Service Order, PACIFIC shall provision such Service Order in accordance with the Intervals and performance standards set forth in Attachment 17 and as set forth below:

     5.6.1. PACIFIC shall provide CLC with service status notices, within mutually agreed-upon intervals. Such status notices shall include the following:

                                                                    Attachment 5


               5.6.1.1. Firm order confirmation, including service availability date, and the need for a service dispatch;

               5.6.1.2. Order completion notification within 24 hours of installation which details the work performed, date completed and any additional information, such as material charges;

               5.6.1.3.  Rejections/errors in Service Orders;

               5.6.1.4.  Jeopardies and missed appointments;

               5.6.1.5.  Charges associated with necessary construction;

               5.6.1.6. Except for basic exchange service, order status at critical intervals;

               5.6.1.7. Except for basic exchange service, test results, where available, will be provided in a form mutually agreeable.

     5.6.2. Where PACIFIC provides installation, PACIFIC shall advise a CLC customer to notify CLC immediately if the CLC customer requests a service change at the time of installation.

     5.6.3. PACIFIC shall provide provisioning support to CLC at parity with the normal business hours it supports its own retail unit.

     5.6.4. PACIFIC shall provide training for all PACIFIC employees who may communicate, either by telephone or face-to-face, with CLC customers, during the provisioning process. Such training shall instruct the PACIFIC employees not to disparage or discriminate against CLC, its products or services, and shall comply with the branding requirements of this Agreement.

     5.6.5. At CLC's option, CLC may designate directory listings (Directory Assistance listing and Telephone Directory listing) for existing customers be migrated 'as is,' with no additional information required.

5.7. Maintenance

     Maintenance shall be provided in accordance with the requirements and standards set forth in Attachment 12. Maintenance will be provided by PACIFIC in accordance with the service parity requirements set forth in this Attachment.

5.8. Provision of Customer Usage Data

     PACIFIC shall provide the Customer Usage Data recorded by PACIFIC. Such data shall include CLC Cg5 customer Usage Data for Local Service, including both local and intraLATA toll service, all in accordance with the terms and conditions set forth in Attachment 14.

5.9. Service/Operation Readiness Testing

     In addition to testing described elsewhere in this Section, PACIFIC shall test the systems used to perform the following functions sixty (60) days prior to commencement of

                                                                    Attachment 5


       PACIFIC's provision of Local Service to CLC, in order to establish system readiness capabilities:

                 5.9.1.1. All interfaces between CLC and PACIFIC work centers for Service Order, Provisioning,

                 5.9.1.2.  Maintenance, Billing and Customer Usage Data;

                 5.9.1.3. The process for PACIFIC to provide customer service records;

                 5.9.1.4.  The installation scheduling process;

                 5.9.1.5.  Telephone number assignment;

                 5.9.1.6. Procedures for communications and coordination between CLC SPOC and PACIFIC's Interconnection Service Center (ISC);

                 5.9.1.7.  Procedures for transmission of Customer Usage Data;
                           and

                 5.9.1.8. Procedures for transmitting bills to CLC for Local Service.

       5.9.2. The functionalities identified above shall be tested in order to determine whether PACIFIC performance meets the applicable service parity requirements and other performance standards set forth herein. PACIFIC and CLC shall make available sufficient technical staff to perform such testing. PACIFIC and CLC technical staffs shall be available to meet as necessary to facilitate testing. PACIFIC and CLC shall mutually agree on the schedule for such testing.

       5.9.3. At either Party's request, each Party shall provide to the other Party any results of the testing performed pursuant to the terms of this Attachment. Either Party may review such results and shall notify the other Party of any failures to meet the requirements of this Agreement.

       5.9.4. During the term of this Agreement, PACIFIC shall participate in cooperative testing requested by CLC whenever it is deemed necessary by CLC to ensure service performance, reliability and customer serviceability.

5.10.  Billing For Local Service

       5.10.1. PACIFIC shall bill CLC for Local Service provided by PACIFIC to CLC pursuant to the terms of this Attachment, and in accordance with the terms and conditions for Connectivity Billing and Recording in Attachment 13.

       5.10.2. PACIFIC shall recognize CLC as the customer of record for all Local Service and will send all notices, bills and other pertinent information directly to CLC unless CLC specifically requests otherwise.

                                 ATTACHMENT 6
                                 ------------
                          UNBUNDLED NETWORK ELEMENTS
                          --------------------------

                                                                    Attachment 6



                     SPECIFICATIONS, SERVICE DESCRIPTIONS,
                     -------------------------------------
                          AND IMPLEMENTATION SCHEDULE
                          ---------------------------
                        FOR UNBUNDLED NETWORK ELEMENTS
                        ------------------------------


1.   General:  Unbundled Network Elements

     1.1. Access to unbundled elements shall be specified herein and not presumed. The unbundled Network Elements offered under this Agreement shall be clearly specified in this Agreement or the attachments hereto. In no event will it be presumed that access to an unbundled Network Element is offered unless so specified. The methods of access to unbundled Network Elements described in this Attachment are not exclusive. PACIFIC will make available any other form of access requested by CLC that is consistent with the Act and the regulations thereunder. Requests for unbundled Network Elements not specified in this Attachment shall be processed according to the process described in Section 1.6 below.

     1.2. Consistent with the terms and conditions in this Attachment and the Act and regulations thereunder, PACIFIC shall offer each Network Element individually and in combination with any other Network Element or Network Elements in order to permit CLC to combine such Network Element or Network Elements with another Network Element or other Network Elements obtained from PACIFIC or with network components provided by itself or by third parties to provide telecommunications services to its customers. Unbundled Network Elements will be made available, upon CLC request, on the same date, subject to ordering interval requirements, that they are made available to another CLC or upon the date mutually agreed to by the Parties. Development cost recovery terms applicable to other CLCs that have purchased the unbundled Network Element will also apply to CLC. Upon request, PACIFIC will provide its current implementation schedule to CLC.

     1.3. Consistent with the terms and conditions in this Attachment and the Act and regulations thereunder, PACIFIC will permit CLC to interconnect CLC's facilities or facilities provided by CLC or by third parties with each of PACIFIC's unbundled Network Elements at any point designated by CLC that is technically feasible.

     1.4. CLC may use one or more Network Elements or unbundled Network Element Combinations, to provide any telecommunications service. The initial set of unbundled Network Element Combinations that the Parties agree shall be available to CLC is specified in Appendix A of this Attachment. The availability of any combination is contingent on a written request for the combination and CLC's commitment to pay its proportionate share to develop the combination. Nothing in this Attachment obligates CLC to pay any development costs for combinations it does not request. If CLC requests a combination not specified in this Attachment and for which the Parties have not agreed on methods and procedures for pre-ordering, ordering, provisioning, maintenance, billing and pricing, the Parties will meet and confer pursuant to
          Section 1.6, below, to establish the processes necessary to provide the Combination. In the event the Parties cannot agree on technical feasibility or any of the matters specified in the foregoing sentence, the Parties will follow the dispute resolution process set forth in Attachment 3 to the Agreement.

                                                                    Attachment 6


     1.5. For each Network Element, PACIFIC shall specify a demarcation point and, if necessary, access to such demarcation point, which is mutually agreed to by the Parties. However, where PACIFIC provides contiguous Network Elements to CLC, PACIFIC may provide the existing interconnections and no demarcation point shall exist between such contiguous Network Elements.

     1.6. This Attachment 6, together with Attachments 5, 11, 12, 13 and 14 which collectively describe the Operating Support System Network Element, lists the Network Elements that CLC and PACIFIC have identified as of the Effective Date of this Agreement. CLC and PACIFIC agree that the Network Elements identified in this Agreement are not exclusive. The process of requesting an unbundled Network Element, an unbundled Network Element combination, or access to an unbundled Network Element not identified herein shall be as follows:

          1.6.1. Either Party may identify an unbundled Network Element that is not currently available in PACIFIC's network, by providing written notice to the other Party, which notice shall include a description of the Network Element adequate to determine technical feasibility and development requirements.

          1.6.2.  The Parties agree to immediately work together to determine
                  (a) the technical feasibility of the request and (b) the requirements to develop the request, and the anticipated cost of developing the quote. If the Network Element is identified by CLC, PACIFIC shall be allowed a commercially reasonable period of time to evaluate the technical feasibility of the request and the requirements to develop the requested Network Element. Notwithstanding the foregoing, if the Parties cannot agree within forty-five (45) days (or such other period of time as may be mutually agreeable), whether the Network Element is technically feasible, or on the requirements necessary to develop the Network Element, the Parties shall use the alternative dispute resolution process set forth in Attachment 3 to this Agreement.

          1.6.3. The costs of developing the unbundled Network Element, which includes, but is not limited to, the cost of developing the quote, shall be recovered from any entity which utilizes the Network Element so identified, including PACIFIC and its affiliates. In addition, CLC shall pay its share of PACIFIC's costs of developing any Network Element, not identified in this Agreement (including, but not limited to, the cost of developing the quote) if CLC requests development of the Network Element but subsequently determines not to purchase the Element. In all cases, CLC and PACIFIC shall meet and confer on the amount of such costs, each Party's respective share of such costs, and the method of recovery. In the event the Parties cannot agree on the amount and method of recovery, the Parties shall track their respective development costs and will use the alternative dispute resolution process set forth in Attachment 3 to this Agreement. Any determination made in alternative dispute resolution shall be subject to modification by a subsequent decision of the Commission. In no event shall either Party allow the pendancy of a dispute concerning development costs to delay analysis or implementation of the Network Element.

                                                                    Attachment 6


     1.7. Development costs are those one-time costs incurred to design, create and test a new unbundled Network Element or new unbundled Network Element Combinations, or new form of access to an unbundled Network Element.

     1.8. Implementation costs are those costs incurred for the development of the capability to order, bill, provision and maintain the unbundled Network Element or unbundled Network Element Combination. PACIFIC's recovery of its implementation costs, if any, will be specified in Attachment 8.

     1.9. Unless specified otherwise in this Attachment, PACIFIC will make the unbundled elements identified in this Agreement, and all Combinations specified herein used by PACIFIC in its network, available on the Effective Date of this Agreement.

     1.10. The charge(s) for unbundled Network Elements requested pursuant to
           Section 1.6 above shall be specified by amendment to Attachment 8.

2.   Network Interface Device (NID)

     2.1.  General Description and Specifications of the Unbundled Element

           2.1.1. Description: NID is PACIFIC's terminal that is used to connect the end user customer's inside wire with the telephone network. In addition, the NID is the final termination point, or DEMARC (demarcation point) in the loop network where an end user customer connects its inside wire to a telephone company's loop network. Connection to PACIFIC's NID will permit CLC to obtain direct access to the end user customer's inside wire by attaching its connecting facility directly to the same screws or lugs being used by PACIFIC to serve the customer.

           2.1.2. Types of NID: Under this Agreement, PACIFIC shall offer access to two general types of NIDs:

                   2.1.2.1.  Simple NID, which is a standard network interface
                             (SNI) the use of which permits the end user's customer wiring to be isolated from PACIFIC's network.

                   2.1.2.2. Complex NID, which is a building terminal where end user customer wiring terminates on PACIFIC's network.

     2.2.  Form of Access

           2.2.1. Form of Access Applicable to All NIDs: In all cases (simple and complex), access to PACIFIC's NID will only be available through a separate NID provided by CLC, and a separate connecting facility running either between the two NIDs, or, where a connector block is available, between CLC's NID and the connector block where the end user customer's inside wire is attached. Unless otherwise agreed in writing, CLC shall be responsible for providing its own NID and its own connecting facility. In addition, CLC shall be responsible for obtaining all approvals necessary to place its NID and the connecting facility on the owners premise. Nothing in this Attachment precludes the end-user

                                                                    Attachment 6


                  customer from re-terminating its inside wire to the CLC-provided NID thus eliminating the need for NID-to-NID cross-connects. In addition, should CLC purchase a combination of PACIFIC's NID and PACIFIC's Links, a separate CLC NID will not be required.

          2.2.2. Ordering: CLC shall order access to PACIFIC's unbundled NID by placing an order, requesting access to the unbundled NID with PACIFIC's Local Interconnection Service Center (LISC).

          2.2.3. When orders for simple unbundled NIDs are received by PACIFIC, PACIFIC shall make available to CLC information, where available, indicating the type of NID currently employed e.g., SNI, MPOE with binding post identification, MPOE with color code identification, or neither). When orders for complex unbundled NIDs are received by PACIFIC, PACIFIC shall make available to CLC information indicating the type of NID currently employed (e.g., SNI, MPOE with Binding post identification, MPOE with color code identification, or neither).

     2.3. General Terms and Conditions

          2.3.1. When CLC purchases a combination of a PACIFIC NID and a PACIFIC Link, Section 2.3.2-2.3.7, 2.3.1.0 and 2.4 will not be applied.

          2.3.2. Dispatch Provision of access to unbundled NIDs will normally not involve dispatch or field work by PACIFIC. If the Parties agree that dispatch is required to perform work on CLC's behalf (e.g., to clear or make available spare binding posts in the PACIFIC NID or to secure PACIFIC's facilities at the premises), then PACIFIC will dispatch a service technician to complete all necessary work at the customer's premise to protect PACIFIC's facilities. Dispatch charges as set forth in Attachment 8, shall apply with each such order. PACIFIC will not apply dispatch charges when it is necessary to perform activities to repair connector blocks or binding posts that are inoperable.

          2.3.3. Protection of Facilities: In no case shall either Party connect to the NID or tie down its connecting facility directly over the other Party's facility without prior approval of the other Party and without conditioning having been performed to isolate each Party's network. Furthermore, in no instance shall either Party attach its connecting facility in any manner so as to cause voltage or its own dial tone to occur on the other Party's network.

          2.3.4. Coordination: Unless requested by CLC, no coordination is provided. If CLC requests coordination, charges will be applied as specified in Attachment 8. In addition, unless otherwise agreed by CLC and PACIFIC, neither Party shall access the network side of the other Party's NID unless the owning Party's service technician is present, or unless the owning Party has already made the necessary modifications to isolate its network.

          2.3.5. SNI Conversion: In all residential or small business locations where a protector is used to connect to the end user customers inside wire

                                                                    Attachment 6


                  instead of a SNI, at CLC's option, either the protector will be replaced and a SNI installed or CLC will install its own SNI and connect the customer's inside wire to the new SNI. If CLC requests PACIFIC to install a new SNI, PACIFIC and CLC agree that the placement of a SNI will benefit each Party, and therefore the cost of installing the new SNI will be shared equally by PACIFIC and CLC. The charges for new SNI installation are specified in Attachment 8.

          2.3.6. Connector Blocks: When connecting to a connector block, CLC and PACIFIC will ensure that PACIFIC's jumpers will be completely disconnected and not left hanging free so as to cause potential interference with other facilities of CLC, PACIFIC, or the end user customer.

          2.3.7. Drops: Either Party shall be permitted to secure its drop facility to its SNI by grounding same in an appropriate manner. Upon disconnection of service to the end user customer, either Party may leave its drop in place until another LEC or CLC needs access to the NID to provide service to the customer.

          2.3.8. Gaining Access to the NID: The Parties each acknowledge and agree that a special tool is necessary for access to PACIFIC's side of the SNI. Neither Party shall attempt to access any type of NID without the proper tool, and any Party accessing the SNI, protector, connector block, or any other form of NID, shall exercise reasonable care and sound technician practices so as to avoid damage to the NID.

          2.3.9. Tagging End User Customer Facilities: Upon request, PACIFIC will dispatch a technician to tag the end user customer's inside wire facilities on the customer's side of the NID. In such cases, a dispatch charge shall apply, as specified in Attachment 8.

          2.3.10. Special Construction Charges: In the event any Special Construction is required to implement this unbundled element at any given location, Special Construction charges, as defined in Attachment 1 and set forth in Attachment 8 may apply.

     2.4.  Rates for the NID are specified in Attachment 8.

     2.5. Implementation Schedule: PACIFIC will make unbundled NIDs available no later than the date PACIFIC makes unbundled NIDs available to another CLC or upon a date thereafter mutually agreed by the Parties.

3.   Loops

     3.1.  General Terms and Conditions

           3.1.1.  The terms "Loops" and" Links" are synonymous.

           3.1.2. Use and Suitability of Loop Service: Unbundled loops may not be used to provide any service that would degrade or otherwise adversely affect

                                                                    Attachment 6


             PACIFIC's network services, e.g., introduce harmful voltages or electrical currents in excess of standards used in common industry practice.

     3.1.3. Assigned Telephone Number: CLC, when not using PACIFIC's switching capabilities, is responsible for assigning any telephone numbers necessary to provide its end users with Exchange Service.

3.2. Types of Loops/Links

     3.2.1. 2-Wire or 4-wire Analog Basic Link: This PACIFIC unbundled Network Element is Plain Old Telephone (POTS) grade two-wire or 4-wire circuit or equivalent voice frequency channel that supports analog transmission of 300-3000 Hertz (Hz) with loss no greater than 8.0 db measured at 1004 Hz with 900 ohms at the central office POI and 600 ohms at the MPOE. In addition, coin supervision and ground start signaling options are supported.

     3.2.2. 2-Wire or 4-wire Analog (Assured) Link: The PACIFIC unbundled Network Element (2-wire or 4 wire) is a voice frequency channel that supports analog transmission of 300-3000 Hertz ("Hz") with loss no greater than 5.5db measured at 1004 Hz with 900 ohms at the central office POI and 600 ohms at the MPOE.

     3.2.3. 2-Wire Digital (ISDN/xDSL Capable) Link: This PACIFIC unbundled Network Element (2-wire) is an ISDN capable Link, which is an upgrade to the Basic Link for the transmission of digital services having no greater loss than 38db end-to-end, measured at 40,000 HZ with 135 ohms at the central office POI and 135 ohms at the MPOE; without loop repeaters, midspan repeaters may be required. This Link will not have any load coils or bridge taps within limits defined by the specification applicable to the ISDN/xDSL Links. In addition, the ISDN Capable Link, without midspan repeaters, will be used for Link requests to support xDSL type transmission rates.

     3.2.4. 4-Wire Digital (1.544 mbps Capable) Link: This PACIFIC unbundled Network Element (4-wire) is a 1.544 mbps capable Link which is an upgrade to the Basic Link. It will be conditioned with or without digital repeaters.

     3.2.5. 2-Wire Copper DC Alarm Circuit Capable Link: This offering (2-wire continuous copper loop from DF to MPOE, where facilities are available) is a physical link which can be used to support alarm-type Direct Current (DC) service offerings having no greater loss than 7.0 db measured at 1004 Hz with 600 ohms at the central office POI and 600 ohms at the MPOE, allowing for an additional 1.0 db loss for any equipment placed by CLC at the MPOE. This Link may have load coils and bridge taps will be within limits. This 2-wire copper Link will work with most DC alarm circuits.

     3.2.6. Wire SDS-56 Digital Connectivity Capable Link: This offering (2 wire continuous copper loop from DF to MPOE, where facilities are available) is a physical link which can be used when digital connectivity is required

                                                                    Attachment 6


                   to the customer's premise having no greater loss than 31 db end-to-end, measured at 80,000 HZ with 135 ohms at the central office POI and 135 ohms at the MPOE. This link will not have any load coils and bridge taps will be within limits.

     3.3. Form of Access: Interconnection to loops will be at the central office POI. Access to unbundled loops may occur in the following manner:

           3.3.1. By purchasing an EISCC to CLC's collocated equipment in the same PACIFIC Central Office, or

           3.3.2. By purchasing PACIFIC's unbundled transport service at rates as specified in Attachment 8.

           3.3.3. Combining Links and PACIFIC's LSNE. In addition to the connections described above, CLC may combine PACIFIC's Links with PACIFIC's LSNE.

           3.3.4. Combining NID, Links and PACIFIC's LSNE. In addition to the connections described above, CLC may combine PACIFIC's NID, Links and LSNE.

     3.4.  Forecasts

           For the first six months after CLC's first order for a Link, CLC shall provide to PACIFIC forecasts of the number of Links at a LATA level. Thereafter, CLC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. This includes associated additional line ("ADL") requirements when PACIFIC's primary residential POTS service is not to be disconnected in the establishment of Link Service. CLC shall provide such forecasts to PACIFIC on a semi-annual basis.

     3.5.  Implementation Schedule

           3.5.1. 2-Wire Basic and 2-Wire Assured Link Service will be available on an unbundled basis on the Effective Date from all PACIFIC Wire Centers on a first-come, first-served basis, applicable to all carriers, including PACIFIC, and subject to the availability of PACIFIC's facilities and facilities at the MPOE at the premise of the CLC end user customer. However, certain of PACIFIC's geographical areas are currently served solely via integrated digital loop carrier ("IDLC"). In such areas PACIFIC will make alternate arrangements equal in quality to those used by PACIFIC, to permit CLC to order a contiguous unbundled loop at no additional cost to CLC. At PACIFIC's option, these arrangements may include, but are not limited to, the following: (i) provide CLC with copper facilities, or (ii) universal digital loop carrier facilities that are acceptable to CLC, or (iii) convert IDLCs to non-integrated systems,

           3.5.2. Combination of PACIFIC's NID and its 2-Wire Basic/2-Wire Assured Link Service will be available on the Effective Date.

                                                                    Attachment 6


           3.5.3. Implementation of other Link products: 2-Wire Digital (ISDN/xDSL Capable) Links, 4-Wire Digital (1.544 mbps Capable) Links, 4-Wire Analog Basic Links, 4-Wire Analog Assured Links and 2-Wire Copper Links will be available on the date PACIFIC makes such unbundled Links available to another CLC or upon a date thereafter mutually agreed by the Parties; prior to this date, these facilities will be installed on a case-by-case basis pursuant to the mutual agreement of the Parties, provided the provisioning intervals in Attachments 11 and 17 will not apply to these facilities until the Parties agree on pre-ordering, ordering, provisioning and maintenance for these facilities.

           3.5.4. Implementation of Links combined with Local Switching Network Element (LSNE) (Options A, B and C): Links may be combined with LSNE simultaneously with the availability of the particular LSNE Option pursuant to the LSNE implementation schedule specified in this Attachment.

     3.6. Rates for Loops are specified in Attachment 8. There will be no separate charge for NID when CLC purchases an unbundled loop.

4.   Unbundled Switching

     4.1. Unbundled Local Switching Network Element (LSNE): PACIFIC shall make available unbundled switching capacity, including dial tone, digit reception, access to signaling, deployed AIN supporting capabilities, and vertical features, with routing to interoffice trunks and interoffice transport provided by PACIFIC or to designated trunk groups specified and purchased by CLC. PACIFIC designates this service "Local Switching Network Element" (LSNE). In purchasing LSNE, CLC must obtain a line side port (including a telephone number and, at CLC's option, a directory listing) for access to the switching functions and vertical features provided by the switch, and some designation of trunking for completion of calls, with the exception of intra-switch calls. All intra-switch calls are completed using PACIFIC's switch and no trunk designation is made for completion of such calls.

           4.1.1.  Types of charges

                   4.1.1.1.  Line Port charges are as set forth in Attachment 8.

                   4.1.1.2. Nothing in this Section 4 means that the vertical features are included or excluded from the prices for switching. The issue of the appropriate charges for vertical features, if any, shall be as specified in Attachment 8.

                   4.1.1.3. Any applicable directory assistance or operator assistance charges are as set forth in Attachment 8.

                   4.1.1.4. Usage sensitive (per minute of use) local switching charges are as set forth in Attachment 8 and Attachment 18. Usage will be recorded in one second increments. Usage seconds will be totaled for the entire monthly bill and then rounded to the next

                                                                    Attachment 6


                             whole minute. Usage sensitive local switching charges will be on a per minute of use basis and applied to all originating and terminating traffic, including, but not limited to local, toll, E911 calls, calls to time and weather announcements, etc. PACIFIC will (where feasible) measure and charge for all non-conversation time (e.g., ringing, calls to busy lines, intercept). Where non-conversation time cannot be measured the Parties will mutually agree on the appropriate measure and charge. Where measurement of terminating minutes to the LSNE is not possible, the number of minutes billed for terminating usage will be equal to the number of originating minutes. The Parties will mutually agree on a method and procedure to periodically sample and validate or adjust the ratio of originating to terminating minutes for billing purposes. At CLC's request, an initial review will be concluded within six (6) months of the initial in-service date for CLC's LSNEs.

                   4.1.1.5. Charges for completion of interconnection traffic (local and toll) shall be determined pursuant to Attachment 18 at the rates set forth in Attachment 8.

           4.1.2. Form of Line Port Access: Access to unbundled Local Switching, as specified in Section 4.1.3 may occur in the following manner:

                   4.1.2.1.  LSNE Access, Cross-Connection Through Collocation:
                             From CLC's collocation space, CLC may purchase an EISCC cross-connection to PACIFIC's line side Port to obtain access to LSNE.

                   4.1.2.2. Combining Links and LSNE: CLC may combine Links and PACIFIC's LSNE. Under this scenario, CLC shall not be required to purchase a cross connection facility from PACIFIC's central office distribution frame to the line side port of the switch.

                   4.1.2.3. Combining Links, LSNE and Transport: CLC may combine Links (with or without a NID), the LSNE, and transport facilities, which can be dedicated, shared or common transport from PACIFIC. Under this scenario, CLC shall not be required to purchase any cross-connection facility from PACIFIC.

           4.1.3. Types of LSNE: PACIFIC will provide LSNE to CLC using routing options A, B, and C, as described below in sections 4.1.3.1. through 4.1.3.3. LSNEs will be provided with any available end user-level routing functions in a particular switch. In addition, PACIFIC will provide the switch-level routing options described below. In a particular PACIFIC switch, PACIFIC's current design for LSNE will permit CLC to select one of the three options for all of its originating traffic using LSNE in that switch.

                   4.1.3.1. Option A: PACIFIC-Provided Interoffice Transport and PACIFIC-Provided Operator and Directory Assistance Services: In this configuration, CLC purchases a line Port and receives a telephone number and directory listing, switching capacity,

                                                                    Attachment 6


                             switch features including deployed AIN supporting capabilities and completion to PACIFIC's interoffice trunks for all multiple-switch Local Calls, calls to operator and directory assistance services, E911, intraLATA toll calls and Switched Access calls. In this configuration, intra-switch calls are also provided through PACIFIC's switch. PACIFIC will be solely responsible for design and engineering of the trunks under this option. In addition, PACIFIC will provide all O-, operator and directory assistance services under this option. PACIFIC's switching capacity will be programmed to allow routing to and from CLC's line ports, including operator and directory assistance calls, to PACIFIC's network.

                             4.1.3.1.1.  Rates:  The charges set forth in
                                         Section 4.1.1 shall apply.

                   4.1.3.2. Option B: PACIFIC-Provided Interoffice Transport with Customized Routing-Simple and with Operator and/or Directory Assistance (DA) Services Unbundled from PACIFIC's Line Port Switching Capacity: In this configuration, CLC purchases a Line Port and receives a telephone number and a directory listing, switching capacity, switch features (including deployed AIN supporting capabilities) and completion to PACIFIC's interoffice trunks for all multiple-switch Local Calls, E911 calls, intraLATA toll and Switched Access calls. In this configuration, intra-switch calls are also provided through PACIFIC's switch. With the exception of trunks for operator and/or directory assistance services, or both, PACIFIC will be solely responsible for design and engineering of its interoffice trunks. CLC will be required to order separate trunks for operator services provided by itself or a third party identified by CLC to provide such services. Transport facilities may be purchased from PACIFIC, or connected to CLC's facilities through a collocation cage by obtaining a cross connection from PACIFIC. CLC will be responsible for design and engineering of the operator and/or directory assistance trunks under this option, and shall also be responsible for designating the transport facilities it desires, if any, from PACIFIC and the points where these facilities shall terminate. In addition, CLC shall be responsible for providing all operator and/or directory assistance services. PACIFIC's switching capacity will be programmed on a per-switch basis to route all LSNE-originated calls to PACIFIC's shared network, except operator and/or directory assistance calls will be routed to the trunks designated by CLC. In this configuration, the following charges specified in Attachment 8 will apply:

                             4.1.3.2.1.  Rates:  The charges set forth in
                                         Section 4.1.1 above shall apply.

                             4.1.3.2.2.  Non recurring switch programming
                                         charges as specified in Attachment 8.

                                                                    Attachment 6


                             4.1.3.2.3.  Trunk Port Cross Connect Charge (EISCC)

                                              If CLC provides its own dedicated
                                              transport to CLC designated DA
                                              and/or operator platform, a cross-
                                              connection charge from the
                                              unbundled switch element to CLC's
                                              designated collocation cage
                                              located in the same office shall
                                              apply at the rates set forth in
                                              Attachment 8.

                             4.1.3.2.4. There will be no cross-connect charge if CLC selects dedicated transport from PACIFIC's intrastate Special Access tariffs or PACIFIC's unbundled dedicated transport tariff for connection to CLC's designated POI.

                   4.1.3.3. Option C: Customized Routing - Complex for CLC Traffic Using Routes Designated by CLC: This option is customized routing for CLC traffic in the manner designated by CLC, and it requires that special customized routing programming be provided by PACIFIC pursuant to CLC's instructions. This option will include all of the features listed in Options A and B. However, with this Option, CLC may direct all LSNE-originated traffic on a dialed NPA-NXX basis to a trunk port other than the standard used for PACIFIC's routing. In this configuration, CLC obtains one or more line ports and receives a telephone number and directory listing, switching capacity, switch features, including deployed AIN supporting capabilities, and transport, that will permit the completion of multiple-switch Local Calls, calls to either operator or directory assistance services, or both, E911 calls, intraLATA toll calls, and Switched Access calls. In this configuration, intra-switch calls will be provided through PACIFIC's switch. Inter-switch calls will be provided from either shared or designated common or dedicated transport facilities. CLC will be solely responsible for design and engineering of any dedicated transport under this option. PACIFIC will be solely responsible for design and engineering of any PACIFIC-provided shared or common transport used under this option. Dedicated transport may be purchased from PACIFIC or CLC may provide its own. In this configuration, the following charges will apply:

                             4.1.3.3.1.  Rates:  The charges set forth in
                                         Section 4.1.3.2. shall apply.

           4.1.4.  Forecasts

                   4.1.4.1. For the first six months after CLC's first order for LSNE, CLC shall provide to PACIFIC forecasts of the number of such LSNE arrangements at a LATA level. Thereafter, CLC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. CLC shall provide such forecasts to PACIFIC on a semi-annual basis.

                                                                    Attachment 6


     4.1.5.  Implementation Schedule

             4.1.5.1. Subject to technical feasibility and order interval requirements, PACIFIC will make Option A available on the date PACIFIC makes Option A available to another CLC or upon a date thereafter mutually agreed by the Parties. PACIFIC will deploy Option A within 45 days after CLC's order for a particular switch, provided that CLC places orders for no more than fifty (50) switches for Option A in any thirty day period.

             4.1.5.2. Subject to technical feasibility and order interval requirements, PACIFIC will make Option B available on the date PACIFIC makes Option B available to another CLC or upon a date thereafter mutually agreed by the Parties. Deployment of Option B will be on a project specific basis as mutually agreed by the Parties.

             4.1.5.3. Option C: The Parties will confer in an effort to define
                      CLC's custom routing requirements and find a solution endorsed by the switch suppliers, which can be implemented by PACIFIC to provide the customized routing configurations specified by CLC within a mutually agreed time frame. Deployment will be on a project-specific basis as mutually agreed by the Parties. In the event the Parties are unable to agree on a solution within 45 days of CLC's initial request for Option C, the Parties shall submit any dispute to Alternative Dispute Resolution as set forth in Attachment 3.

             4.1.5.4. PACIFIC will make direct routing of operator and directory assistance as specified in Section 4.3 of Attachment 5 available on the date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties. Deployment will be on a project specific basis as mutually agreed by the Parties.

4.2. Tandem Switching

     4.2.1.  General Description and Specifications of the Unbundled Element:
             PACIFIC will provide, subject to the terms and conditions specified herein, the following unbundled tandem switching:

             4.2.1.1. Standard Tandem Switching: Tandem switching allows use of the tandem switch itself for the transmission of calls between two switches connected to that tandem, without any customized routing. As described in Attachment 18, PACIFIC's unbundled tandem switching will permit access to the tandem switch to originate a call to, or terminate a call from, a CLC to a PACIFIC end office, another LEC, Wireless Service Provider, or another switch, using the normal routing established in PACIFIC's tandem.

     4.2.2.  Forecasts

                                                                    Attachment 6



             For the first six months after CLC's first order for Tandem Switching, CLC shall provide to PACIFIC forecasts of the number of such Tandem Switching arrangements at a LATA level. Thereafter, CLC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. CLC shall provide such forecasts to PACIFIC on a semi-annual basis.

     4.2.3.  Implementation Schedule

             4.2.3.1. Standard Tandem Switching as described herein and in
                      Attachment 18 will be available on the date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties.

     4.2.4.  Tandem switching rates are as specified in Attachment 8.

5.   Unbundled Interoffice Transmission Facilities (Transport)

     5.1. General Description and Specifications of the Unbundled Element
          Transport: PACIFIC will make available, subject to the terms and conditions specified herein, the following unbundled transport facilities:

     5.1.1. Entrance Facilities: PACIFIC will make available the following entrance facilities, pursuant to the charges set forth in Attachment 8, upon request of CLC:

             5.1.1.1. Connections between PACIFIC's Wire Center that serves a
                      CLC switch and the CLC switch.

             5.1.1.2. Connections between PACIFIC's serving wire center and the point of presence of CLC's IXC switch.

     5.1.2. Dedicated Transport: Is an interoffice transmission path between CLC designated locations. Such locations may include PACIFIC central offices or other equipment locations, CLC network components, other carrier network components or customer premises. Digital CrossConnect System (DCS) functionality is available as an option which can be used in connection with Dedicated Transport. PACIFIC will make available the following dedicated connections, upon request of CLC:

             5.1.2.1. Connections between PACIFIC Wire Centers;

             5.1.2.2. Connections between a PACIFIC central office and a PACIFIC
                      EISCC to a CLC collocation space located in a distant PACIFIC Wire Center.

     5.1.3. Common Transport: Common transport will be available between a subtending end office and PACIFIC's Tandem Switch.

                                                                    Attachment 6


     5.1.4. Shared Interoffice Transport: Shared transport will only be available where CLC purchases LSNE. Shared transport provides call completion from a PACIFIC end office where LSNE is purchased and the terminating PACIFIC end office or POI where the call leaves PACIFIC's network.

             5.1.4.1. Use of the tandem is included in the Shared Interoffice
                      Transport charges set forth in Attachment 8.

5.2. Form of Access

     5.2.1. Entrance Facilities: CLC may order Entrance Facilities from EISCC, USCC, unbundled Switch Trunk Ports, or Dedicated Transport.

     5.2.2. Dedicated Transport: CLC may order dedicated transport from the EISCC, USCC, unbundled Switch Trunk Ports, or Entrance Facilities.

     5.2.3. Common Transport: Access to common transport will be available through interconnection at the access tandem.

     5.2.4. Shared Interoffice Transport: Access to shared transport will only be available where CLC purchases LSNE. The Parties acknowledge that there is no physical shared transport to unbundle between PACIFIC's End Office Switches and PACIFIC's end offices and tandem switches, and CLC's interest is in the shared use of transport between PACIFIC's switches and the associated underlying performance characteristics. PACIFIC will make available to CLC shared transport as currently implemented within PACIFIC's interoffice network. PACIFIC will engineer, provision and maintain such shared interoffice transport facilities and equipment under existing methods and procedures.

     5.2.5.  Use of DCS

             5.2.5.1. PACIFIC will make available the use of unbundled DCS equipment, in the same manner as it is available to all IECs. When unbundled DCS is provided with unbundled transport as a combination, it shall be available on the date PACIFIC makes it available to another CLC or upon a date thereafter mutually agreed by the Parties.

     5.2.6. CLC may connect Links at PACIFIC's MDF to unbundled transport through multiplexing, e.g., D4 channel bank, DCS or Unbundled Services Cross Connect (USCC).

5.3. General Terms and Conditions

     5.3.1. For dedicated transport, PACIFIC will provide transport unbundled from switching and other services. Such transport services will allow CLC to send individual or multiplexed switched and dedicated services between PACIFIC's Wire Centers.

                                                                    Attachment 6


           5.3.2. Dedicated transport will be available with the following functionality or optional services:

                   5.3.2.1. Protection and restoration of equipment and interfaces at parity with levels PACIFIC maintains for its own transport facilities;

                   5.3.2.2. Compliance with Bellcore and industry standards to the extent implemented in PACIFIC's transport network;

                   5.3.2.3. Redundant power supply or battery back-up to the extent implemented in PACIFIC's transport network;

                   5.3.2.4. Provisioning and maintenance performed to the same extent such provisioning and maintenance is performed on PACIFIC's own transport network.

           5.3.3. Where deployed, PACIFIC will make available interoffice transport services capable of interfacing on copper, coaxial cable, and optical fiber facilities. Consistent with current bundled offerings, the interoffice transport services will be capable of handling transmission rates ranging from voice grade up through Optical Carrier ("OC")-48.

           5.3.4. Transmission Levels: Where deployed, PACIFIC will make dedicated transport available at the following speeds: DS0, DS1, DS3, and commercially available Optical Carrier levels (e.g., OC-3/12/48/n).

     5.4.  Forecasts

           5.4.1. For the first six months after CLC's first order for Unbundled Transport, CLC shall provide to PACIFIC forecasts of the number of such Unbundled Transport arrangements at a LATA level. Thereafter, CLC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. CLC shall provide such forecasts to PACIFIC on a semi-annual basis.

     5.5. Implementation Schedule: Unbundled transport will be available on the date PACIFIC makes it available to another CLC or upon a date thereafter mutually agreed by the Parties, except that unbundled transport combined with LSNE will be available simultaneously with the availability of the particular LSNE Option pursuant to the LSNE implementation schedule specified in this Attachment.

     5.6.  Rates:  Rates for transport are specified in Attachment 8.

6.   Signaling And Databases

     6.1.  Signaling Networks

           6.1.1.  General Description and Specifications of the Unbundled
                   Element: As described in this section, PACIFIC will make available interconnection to its SS7 signaling network to enable signaling necessary for call routing

                                                                    Attachment 6


                   and completion. PACIFIC will also make available unbundled nondiscriminatory access to SS7 signaling links and PACIFIC's Signaling Transfer Points (STPs).

     6.2.  Form of Access and General Terms and Conditions

           6.2.1. The Parties will interconnect their networks using SS7 signaling protocol as defined in PUB L-780023-PB/NB, Issue 3 or later for trunk signaling.

           6.2.2. CLC may establish CCS interconnections with PACIFIC either directly or through a third party. CCS interconnection, whether direct or by third party, shall be pursuant to the PACIFIC Bell/Nevada Bell CCS network interface specification document PUB L-780023-PB/NB, which will be updated to include interconnection interface specifications for unbundled signaling links and access to PACIFIC's STPS. The Parties will cooperate in the exchange of ISUP and Transaction Capabilities Application Part (TCAP) messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its own end users.

           6.2.3. PACIFIC's current CCS/SS7 interconnect questionnaire will be revised to facilitate the exchange of routing and network architecture information between the Parties to provision unbundled signaling links and STP access. Both Parties will provide all SS7 signaling parameters, including Calling Party Number (CPN), and procedures that are implemented within both Parties' SS7 network and communicate relevant signaling information via the CCS/SS7 Interconnect questionnaire provided by PACIFIC's CLC account team. All privacy indicators of the Parties will be honored. Also, CLC will provide their SS7 network node, address information and identify the SS7 services they request using the SS7 questionnaire.

           6.2.4. PACIFIC will make available to CLC PACIFIC's signaling links at 56 Kbps or at 1.5 Mbps if available, in compliance with PUB L-780023PB/NB, Issue 3 or later and access to PACIFIC's STPs or access to PACIFIC's STPs with CLC-provided signaling links to provide capability to support call set-up and to support CCS-based features being provided on the effective date of this Agreement.

           6.2.5. PACIFIC will provide CLC with access through PACIFIC's STPs to the following elements connected to PACIFIC's SS7 network:
                   (1) PACIFIC's SS7-capable end offices and Access Tandem Switches; (2) third-party CLC switches; (3) third-party CLC STPS, if the third-party CLC and PACIFIC have direct or indirect STP-to-STP interconnection; and (4) PACIFIC will provide CLC signaling links and/or access to PACIFIC's STPs for signaling between CLC's switches or between CLC and third-party switches (including unbundled switching elements) when CLC's and/or third-party's switches are interconnected to PACIFIC's SS7 signaling network.

                                                                    Attachment 6


           6.2.6. At CLC's option, CLC may connect its switches to PACIFIC's STPs by means of "A" link access and may connect CLC STPs to PACIFIC's STPs by means of "D" link access. PACIFIC will designate the STP pair for interconnection, and CLC will then designate the Signaling Point of Interconnection ("SPOI") within the STP pair.

           6.2.7. All "A" links provided by PACIFIC or CLC will consist of two link sets, and "D" links will consist of four link sets.

           6.2.8. CLC's SS7 links will be interconnected to PACIFIC's STPs in the manner specified within PUB L-780023-PB/NB, Issue 3 or later. When CLC connects its links to PACIFIC's STP, a port charge will apply as specified in Attachment 8; provided, when CLC provides its own links it must access PACIFIC's STP port through a collocation cage.

           6.2.9. PACIFIC will provide to CLC all the signaling link functions, and all the Signaling Connection Control Part ("SCCP") functions that are deployed in PACIFIC's SS7 network.

     6.3. Implementation Schedule and Rates: SS7 STP interconnection is available in PACIFIC access tariffs today.

           6.3.1. Implementation will include testing consistent with industry standards. Testing of SS7 interconnection shall include completion of all tests described in PACIFIC's CCS Network Interconnection Testing documents and defined by the Internetwork Interoperability Test Plan (IITP). These tests shall serve as the minimum amount of testing required to ensure successful signaling network internet working.

           6.3.2. Signaling link and/or signaling Port charges are listed in Attachment 8.

     6.4.  Call-Related Databases

           6.4.1.  Toll Free Service Database (800/888)

           6.4.2. General Description and Specifications of the Unbundled Element PACIFIC will provide access to its 800/888 database if CLC requests such access from PACIFIC as described below.

           6.4.3.  Form of Access

                   6.4.3.1. CLC's query access to PACIFIC's Toll Free Service database (800/888) will be via interconnection at PACIFIC's Regional or local STPs consistent with existing network interface specifications. At CLC's option, CLC may also direct 800/888 queries via its Meet Point trunking arrangement as described in Attachment 18. Specific terms for routing such Toll Free Services are addressed in Attachment 18.

           6.4.4. Implementation Schedule: Query access to 800/888 is available today in PACIFIC's access tariffs.

                                                                    Attachment 6


           6.4.5. Rates: The toll free service (800/888) database query rate(s) as specified in Attachment 8. They will be applied when CLC is the intraLATA service provider for the Toll Free Service customer.

     6.5.  Line Information Databases ("LIDB")

           6.5.1.  General Description and Specifications of the Unbundled
                   Element: PACIFIC will provide access to LIDB through interconnection at the STP. LIDB Service is provided by PACIFIC to support alternate billing services. LIDB provides access to billing validation data (calling card and billed number screening) which resides in PACIFIC's LIDB database for use with alternate billing services, such as Calling Card, Collect Calls, and Third Number Billing. LIDB will receive and respond to American National Standards Institute Signaling System 7 protocol queries as defined in Bellcore publication TR-TSV-000905, and PACIFIC publication PUB L-780023 PB/NB, Issue 3 or later.

           6.5.2. At this time, PACIFIC has not implemented other LIDB features such as Calling Name. If PACIFIC offers Customer Name Address Message (CNAM) capability, PACIFIC will offer this service to CLC.

           6.5.3.  Form of Access:

                   6.5.3.1. CLC's query access to PACIFIC's LIDB database will be via interconnection at PACIFIC's Regional or Local STPs consistent with existing network interface specifications.

                   6.5.3.2. If CLC uses PACIFIC's LIDB, CLC will send queries to LIDB from an Operator Service System (OSS).

           6.5.4. Implementation Schedule: Query access to LIDB will be available as of the Effective Date of this Agreement.

           6.5.5.  Rates:  LIDB rates are as specified in Attachment 8.

     6.6.  Advanced Intelligent Network Databases ("AIN")

           6.6.1.  General Description and Specifications of the Unbundled
                   Element: CLC may purchase the entire set of Advanced Intelligent Network ("AIN") features or functions, or any one or any combination of such features or functions, on a customer-specific basis. PACIFIC will provide CLC with query access to AIN databases for AIN-supported services provided via either PACIFIC's or CLC's switch. PACIFIC will provide CLC access to PACIFIC's end office triggers when CLC purchases PACIFIC's LSNE and any available AIN services. AlN database access may not be used to access other PACIFIC databases.

           6.6.2. Form of Access: CLC's query access to PACIFIC's AIN SCPs will be via interconnection at PACIFIC's regional or local STPs consistent with existing network interface specifications and using messages conforming with Bellcore's Technical Reference TR-NWT-001285. The requirements

                                                                    Attachment 6


                  for these messages may be modified by AIN access mediation (specifications not yet available).

          6.6.3. General Terms and Conditions: PACIFIC will require access mediation to prevent unauthorized changes or access to data resident in its AIN database. Such access mediation will also provide network management functions to prevent CLC traffic overloads from interfering with PACIFIC's AIN SCP operation.

          6.6.4. Implementation Schedule for Query Access to AIN Using PACIFIC's Resold Basic Exchange Service Or PACIFIC's LSNE:
                  PACIFIC will make available such unbundled query access to AIN upon the same date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties. Implementation will include testing consistent with standards applicable to this database.

          6.6.5. Implementation Schedule for Query Access to AIN Using CLC's Switch Through PACIFIC's STP: Implementation of query access to AIN using CLC's switch through PACIFIC's STP requires special work specific to each request, and therefore implementation shall occur on a case-bycase basis.

          6.6.6.  AIN rates are as specified in Attachment 8.

7.   Service Management System ("SMS")
     ---------------------------------

     7.1. SMS For LIDB
          ------------

          7.1.1.  General Description and Specifications of the Unbundled
                  Element: PACIFIC will provide access to the Service Management System for LIDB, referred to as the LIDB Administrative System (LIDB/AS) if CLC requests such access. Access to LIDB/AS will allow CLC to create, modify, update or delete the end user line information in PACIFIC's LIDB database. For a CLC end user, line information includes telephone number and pre-assigned calling card PIN and billed number screening data (collect and third number billing indicators). PACIFIC's LIDB updates are processed continuously through service order input to LIDB/AS, which then updates LIDB.

          7.1.2.  Form of Access
                  --------------

                  7.1.2.1. PACIFIC will provide access to LIDB/AS in a manner equivalent to how access is provided to PACIFIC itself. CLC shall have the ability to create, modify, update, or delete information in LIDB through service order processing, generated through PACIFIC's Local Interconnection Service Center
                            (LISC) or electronic service order entry.

                  7.1.2.2. In the event CLC requires an emergency update to its end user line information in the LIDB database, CLC will be directed to PACIFIC's Data Base Administration Center (DBAC) to process

                                                                    Attachment 6


                         this request. The DBAC organization provides administrative support into LIDB/AS for PACIFIC's business office organizations. This is the same process used today by PACIFIC service representatives to initiate emergency updates to LIDB.

     7.1.3.    General Terms and Conditions

               7.1.3.1. PACIFIC will process CLC service order updates to LIDB/AS in the same manner and time frames that such updates are processed for PACIFIC itself.

               7.1.3.2. PACIFIC shall use the end user line information of a CLC subscriber only to update and maintain LIDB and not for any other purpose.

               7.1.3.3. CLC may create, update, modify, or delete end user line information of its own subscribers through the issuance of service order activity. CLC shall not create, update, modify, or delete end user line information of other carriers' end users.

               7.1.3.4. PACIFIC and CLC will comply with the Privacy of Customer Information requirements of Section 222 of the Act, with respect to information obtained as a result of access to call related databases and associated SMSs described in this Agreement.

     7.1.4.    Implementation Schedule

               7.1.4.1. CLC may currently update end user line information in LIDB/AS through the service order process. PACIFIC will make available the capability to allow provisioning and changes to preassigned Personal Identification Number
                         (PIN) upon the same date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties.

     7.1.5. Rates: The SMS for LIDB is included in the LIDB query rate specified in Attachment 8.

7.2. SMS For AIN

     7.2.1.    General Description and Specifications of the Unbundled Element

               7.2.1.1. This product will allow CLC to update AIN service data residing in PACIFIC's AIN network for use on CLC lines.

     7.2.2.    Form of Access

               7.2.2.1. Access to AIN Service management will be provided via electronic file transfer of CLC data to PACIFIC for entry by PACIFIC at one of PACIFIC's AIN administrative terminals as is

                                                                    Attachment 6


                         currently used by PACIFIC for maintenance of AIN service and subscriber data.

     7.2.3.    Rates:    The SMS query charge is specified in Attachment 8.

7.3. Access to the Service Creation Environment ("SCE") of the AIN Database
     ----------------------------------------------------------------------

     7.3.1.    General Description and Specifications of the Unbundled Element
               ---------------------------------------------------------------

               7.3.1.1. PACIFIC will provide CLC with access to PACIFIC's AIN Service Creation Environment ("SCE") for the creation and modification of AIN services. All AIN services will require testing in PACIFIC's AIN laboratory prior to deployment into the network. Testing will evaluate compatibility with PACIFIC's network nodes, interaction with other AIN, 800/888, LIDB, and other switch-based features, and appropriate use of network resources.

     7.3.2.    Form of Access: CLC may choose among the following forms of
               ---------------
               access:

               7.3.2.1. Under Option 1, CLC provides PACIFIC with documentation and logic design for the desired service. PACIFIC Bell personnel will operate the AIN SCE terminal to create the service as described by CLC.

               7.3.2.2. Under Option 2, CLC personnel will operate PACIFIC's SCE terminals themselves.

               7.3.2.3. Under Option 3, CLC will develop service logic using CLC's Bellcore SPACE platform and will transfer the file to PACIFIC for testing and deployment.

     7.3.3.    General Terms and Conditions
               ----------------------------

               7.3.3.1. In all options described above, newly created or modified services will be transferred to the AIN laboratory for testing prior to deployment into the network using the same tests currently performed on PACIFIC's AIN services.

     7.3.4.    Implementation Schedule for SCE
               -------------------------------

               7.3.4.1. PACIFIC will make Option 1 available on the same date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties.

               7.3.4.2. PACIFIC will make Option 2 available when partitioning of PACIFIC's SCE is available.

                                                                    Attachment 6

                  7.3.4.3. PACIFIC will make Option 3 available on the same date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties.

          7.3.5. Rates: Rates for all Options shall be as specified in Attachment 8.

8.   Operator Assistance
     -------------------

     8.1. General Description and Specifications of the Unbundled Element
          ---------------------------------------------------------------

          8.1.1. Unbundled operator services allows CLC to offer intraLATA operator assistance services to its end user customers using PACIFIC's operators on an unbundled basis.

          8.1.2. PACIFIC operator assistance provides the calling party with general assistance, assistance in completing intraLATA calls, and a means to alternately bill calls by dialing 0- or O+, as follows:

                  8.1.2.1. IntraLATA call completion services include station-to-station, person-to-person, connection to DA, dialing assistance for trouble conditions, and transfers or referrals to repair services;

                  8.1.2.2. Alternate billing services include station collect, station billed to third number, station calling card, person collect, person billed to third number, and person calling card.

                  8.1.2.3. General assistance calls include general assistance time and area code requests), dialing instructions, e.g., Busy Line Verification, Busy Line Interrupt, credit requests (wrong number, etc.), emergency assistance, disabled customer assistance, IXC requests (customer will be referred to "00"), and language assistance in Spanish.

          8.1.3. Branding: Whenever PACIFIC provides operator services on behalf of CLC, at CLC's option, PACIFIC will brand the call as a CLC call, where technically feasible. Where not technically feasible, such calls will be unbranded.

      8.2.  Form of Access
            --------------

          8.2.1. Trunking: If CLC purchases the operator services unbundled element, CLC may either provision its own trunk group or order unbundled dedicated operator services trunks from PACIFIC Bell to connect directly from an end office(s) to PACIFIC's DMS 200 TOPS switch. These dedicated one-way trunk groups will conform to modified operator services signaling ("MOSS") or exchange access operator services signaling ("EAOSS").

                  8.2.1.1. and "O+" Access If CLC purchases the operator services unbundled element, PACIFIC will permit CLC's local exchange

                                                                    Attachment 6


                          customers to connect to PACIFIC's operator services by dialing "O," or "O" plus the desired intraLATA telephone number.

          8.2.2. On CLC to TOPS trunk group, PACIFIC will complete intraLATA O-, O+, and 1+ coin dialed traffic only.

          8.2.3. With ANI 07 and ANI 06 signaling, PACIFIC will perform all necessary switch translations in the DMS 200 TOPS switch in order to provide billing restrictions. Call screening and billing restrictions are provided by using Automatic Number Identification (ANI) and screening codes. CLC must provide timely screening data updates using operator services screen code assignment list.

          8.2.4. PACIFIC will access PACIFIC's LIDB for CLC's customers on an as-needed basis to obtain:

                  8.2.4.l.  Billing telephone number;

                  8.2.4.2. associated billing restrictions using PACIFIC's screen code categories; and

                  8.2.4.3.  adds, deletes, and changes.

          8.2.5.  Switching and Signaling
                  -----------------------

                  8.2.5.1. MOSS or EAOSS signaling are required. Documents providing the signaling interface between a CLC EO and PACIFIC's TOPS are found in TR144 and TR506.

                  8.2.5.2. Where MOSS is selected, CLC must order separate trunk groups for each NPA served.

                  8.2.5.3. CLC must have a point of presence ("POP") within each LATA where it interconnects with PACIFIC's DMS 200 for operator services

                  8.2.5.4. In LATAs 722, 724, and 730, CLC may select any of PACIFIC's DMS 200 TOPS switches for interconnection in that LATA for operator services.

          8.2.6. Billing records will be recorded at the TOPS switch and billing detail will be passed to CABS. Detailed billing records will be passed to CLC for end user billing.

                  8.2.6.l. AMA billing will be created at the selected DMS 200 TOPS switch. These records will be created in Expanded Bellcore AMA Format ("EBAF") Phase 2.

                  8.2.6.2. Billing will be based on operator work seconds as specified in Attachment 8.

                                                                    Attachment 6

          8.2.7. For customer rate quote requests, PACIFIC's operators will provide rating information if CLC concurs with PACIFIC's rates; if CLC does not concur in PACIFIC's rates, and the Parties have not otherwise agreed, rate quote requests will be handled per Section 4.3.1.3 of Attachment 5.

     8.3. General Terms and Conditions
          ----------------------------

          8.3.1. If CLC purchases the operator services unbundled element, PACIFIC will provide CLC nondiscriminatory access to PACIFIC's operator services. The service level, including any dialing delays, of the unbundled operator service provided to CLC shall be at parity with the operator service provided by PACIFIC to its own customers.

          8.3.2. BLV and BLVI: PACIFIC will offer operator-to-operator BLV and BLVI to CLC on a nondiscriminatory basis, in accordance with LERG instructions. PACIFIC's operator services platform requires that a BLV/BLVI network be established between PACIFIC and CLC.

          8.3.3. Operator-Assisted Calls to DA ("OADA"). PACIFIC will offer OADA to CLC on a nondiscriminatory basis. OADA refers to the situation in which a customer dials "O" and asks the operator for DA; in such situations, the customer is automatically transferred to a DA operator. In providing OADA to CLC, PACIFIC will connect CLC's end user customer to PACIFIC's DA operators, and PACIFIC will charge CLC as specified in Attachment 8.

          8.3.4. PACIFIC shall not be obligated, under any circumstances, to provide call handling methods or credit card or other alternate billing arrangements that are different from those PACIFIC provides to itself or its affiliates.

          8.3.5. PACIFIC shall have no duty, apart from factors within PACIFIC's control, to ensure that CLC's customers can in fact access PACIFIC's operator services.

     8.4. Forecasts
          ---------

          8.4.1. For the first six months after CLC's first order for Unbundled Operator Services, CLC shall provide to PACIFIC forecasts of the number of such Unbundled Operator Service arrangements at a LATA level. Thereafter, CLC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. CLC shall provide such forecasts to PACIFIC on a semi-annual basis.

     8.5. Implementation Schedule
          -----------------------

          8.5.1. PACIFIC will make available, and CLC may order, unbundled operator services on the same date it is made available to another CLC or upon a date thereafter mutually agreed by the Parties.

     8.6. Rates:  The rates for operator services are as specified in Attachment
                  8.

                                                                    Attachment 6

9.  Directory Assistance Services
    -----------------------------

    9.1.  General Description and Specifications of the Unbundled Element
          ---------------------------------------------------------------

          9.1.1. PACIFIC's unbundled Directory Assistance Service provides unbundled Directory Assistance ("DA") services to CLC by utilizing PACIFIC's DA database. This service includes PACIFIC's listed customers and listings supplied to PACIFIC for DA use by other carriers. This DA service shall be provided at parity with PACIFIC DA service and will utilize the same Directory Listing source of information as PACIFIC uses for its own DA service. PACIFIC's unbundled DA has the following service attributes:

                  9.1.1.1. Database and retrieval system for PACIFIC's DA operator use;

                  9.1.1.2. Retrieval of listed telephone number and address information for residence, business, and government listings, requested by locality and name, or a report that the number is not available;

                  9.1.1.3.  Up to three search requests per call;

                  9.1.1.4. Area code information for the United States and Canada;

                  9.1.1.5.  Exchange locality information for California;

                  9.1.1.6.  Use of Automated Response Unit for number quotation;

                  9.1.1.7. Express Call Completion at parity with what PACIFIC provides for itself or its affiliates.

                  9.1.1.8. PACIFIC's DA is available on a statewide basis (throughout California) or by individual NPA.

                  9.1.1.9. PACIFIC's DA provides telephone numbers and address information within the State of California only.

          9.1.2.  Nondiscriminatory Access to Directory Listings
                  ----------------------------------------------

                  9.1.2.1. PACIFIC shall provide to CLC, within thirty (30) days after the Effective Date, all directory listing data for DA applications, and shall update such data upon request by CLC. CLC shall pay PACIFIC for the cost of the transfer media (magnetic tape), plus PACIFIC's reasonable costs for preparation and shipping of the magnetic tape. The Directory Listing data used by PACIFIC, and provided to CLC, does not include PACIFIC's unlisted customer names or unlisted customer telephone numbers. Provision of PACIFIC's directory listing data is limited to use by CLC or its agents for provision of directory assistance services.

     9.2. Form of Access
          --------------

                                                                    Attachment 6

          9.2.1. Access to Unbundled DA Services: PACIFIC will provide CLC nondiscriminatory access to PACIFIC's DA Services. The service level, including any answer delays, of the Unbundled DA Service provided to CLC shall be at parity with the DA Service provided by PACIFIC to its own customers.

          9.2.2. Trunking: Access to PACIFIC's DA may be provided either through PACIFIC's access tandem as described in Attachment 18, or by dedicated trunking from CLC end-office and routed to the appropriate DA switch. Where CLC uses trunking from a CLC end office to PACIFIC's access tandem, using local interconnection trunks at PACIFIC's tandem, CLC must convert all "411" dialed calls to NPA 555-1212 prior to delivery to the tandem as shown in the LERG.

          9.2.3. Transport: If CLC has purchased PACIFIC's unbundled DA Services element, directory transport may, at the option of CLC, be provided from where the Home NPA access tandem is, or from an access tandem mutually negotiated with CLC. PACIFIC will not provide transport across LATA boundaries.

     9.3. General Terms and Conditions
          ----------------------------

          9.3.1. Branding: Whenever PACIFIC provides DA services on behalf of CLC directly between CLC's central office and PACIFIC's digital DA switch, at CLC's option, PACIFIC will brand the call as a CLC call, where technically feasible. Where not technically feasible, such calls will be unbranded.

          9.3.2. Unlisted Information: If CLC has purchased PACIFIC's unbundled DA Services element, PACIFIC emergency operators will provide emergency assistance regarding unlisted customers on an equal basis as PACIFIC does to its customers.

          9.3.3. Nothing in this Agreement implies that PACIFIC will provide CLC access to PACIFIC's customers' unlisted telephone numbers.

          9.3.4.  Confidentiality of CLC's DA and Non-Published Listings:
                  PACIFIC will accord CLC's DA and Non-Published listing information the same level of confidentiality that PACIFIC accords its own DA and Non-Published listing information.

          9.3.5. DA Call Completion Service: In conjunction with the provision of unbundled DA service to CLC, PACIFIC will provide DA Call Completion Service (which is comparable in every way to the DA Call Completion Service PACIFIC makes available to its own end users) in those areas where DA Call Completion Service is generally available and where facilities permit.

          9.3.6. If CLC purchases PACIFIC's unbundled DA Services element, PACIFIC's contact with CLC's end user customers shall be limited to that effort required to process CLC's end user customers' requests for DA

                                                                    Attachment 6

                  services. PACIFIC will not transfer, forward, or redial a CLC's end user customer's call to any other location for any purpose other than the provision of DA to the customer.

          9.3.7. CLC DA service quality will be equal to that which PACIFIC provides to its own DA customers.

          9.3.8.  Billing
                  -------

                  9.3.8.1.  Billing will be handled by CABS.

                  9.3.8.2. CLC shall be responsible for billing its end users for this service. All PACIFIC bills to CLC for DA will reflect a per-call charge and the applicable transport charges. See Attachment 14 for provision of customer usage data.

                  9.3.8.3. PACIFIC will not credit CLC for customer requests that are not found in the DA database.

                  9.3.8.4. All DA calls will be billable to CLC, except as specifically mentioned herein.

     9.4.  Forecasts
           ---------

           9.4.1. For the first six months after CLC's first order for Unbundled Directory Assistance, CLC shall provide to PACIFIC forecasts of the number of such Unbundled Directory Service arrangements at a LATA level. Thereafter, CLC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. CLC shall provide such forecasts to PACIFIC on a semi-annual basis.

     9.5. Implementation Schedule: Unbundled DA services will be available, and CLC may order them, upon the same date they are made available to another CLC or upon a date thereafter mutually agreed by the Parties. Unbundled directory listings specified in Section 9.1.2 are available on the Effective Date of this Agreement.

     9.6.  Rates: Directory services are as specified in Attachment 8.

10.  Operating Support Systems
     -------------------------

     10.1. General Terms and Conditions
           ----------------------------

           10.1.1. PACIFIC will provide unbundled access to its Operating Support Systems (OSS) consistent with the requirements of the Act, and implementing regulations, this Agreement and its applicable Attachments.

           10.1.2. The specific requirements for OSS are found in Attachments 5, 11, 12, 13 and 14.

                                                                    Attachment 6


     10.2. Implementation Schedule: PACIFIC will make OSS available pursuant to the schedule set forth in Attachments 5, 11, 12, 13 and 14.

     10.3.  Rates: OSS rates are as specified in Attachment 8.

11.  Standards For Network Elements
     ------------------------------

     11.1. If one or more of the requirements set forth in this Agreement are in conflict, CLC shall elect which requirement shall apply.

     11.2. Each Network Element and the interconnections between Network Elements provided by PACIFIC to CLC shall be at least equal in the quality of design, performance, features, functions and other characteristics, including but not limited to levels and types of redundant equipment and facilities for power, diversity and security, that PACIFIC provides in PACIFIC network to itself, PACIFiC's own customers, to a PACIFIC affiliate or to any other entity.

     11.3. In the event that CLC reasonably believes that the requirements of this Attachment 6 are not being met, the Parties will meet and confer concerning such engineering, design, performance and other network data, which may be necessary to cure any engineering, design performance of implementation deficiency. In the event that such data indicates that the requirements of this Attachment 6 are not being met, PACIFIC shall cure any such deficiency as soon as possible.

     11.4. Subject to this Agreement and its Attachments, PACIFIC agrees to work cooperatively with CLC to provide Network Elements that will meet CLC's needs in providing services to its customers.

     11.5. If PACIFIC makes available to itself or any of its end user customers an expedited or priority provisioning capability for Network Elements and the interconnections between Network Elements, then PACIFIC will make such capability available to CLC on a non-discriminatory basis.

                                                       Attachment 6 - Appendix A

                  Appendix A -- Network Element Combinations

                                                                                              First
Com  NID  Note 4          Note 1    Note 8            Tandem     Signaling              DA/   Order
bo         LOOP   EISCC   Switch   Transport   DCS   Switching     Links    STP    SCP   OS    Date          Comments
-----------------------------------------------------------------------------------------------------------------------------------
 1.   X     X       X                                                                          Note 9
 2.   X     X               X                                                                  Note 9
 3.   X     X                          X        X                                              Note 9   If MUXing, USSC or D4 req'd
 4.   X     X                          X                                                       Note 9   If MUXing, USSC or D4 req'd
 5.         X               X          X                                                       Note 9
 6.                         X          X                                                       Note 9   Opt. B & C, Note 2
 7.                 X       X                                                                  Note 9   Opt. B & C, Note 2
 8.                                                                  X       X                 Note 9
 9.                 X       X                                                            X     Note 9   Opt. B & C, FG-D
10.                         X          X        X                                              Note 2   Opt. C
11.                                    X        X                                              Note 2
12.                         X          X                  X                                    Note 9
13.                         X                   X                    X       X                 Note 2
14.                         X          X        X         X                                    Note 2
15.                         X          X                                                 X     Note 9   Opt. B & C, Note 2
16.                         X          X        X                                              Note 2
17.                         X                                        X       X           X     Note 9   Note 5
18.                         X                                                X           X     Note 9   Notes 5 & 6
19.                         X                                        X       X      X    X     Note 2   Notes 3 & 5
20.                         X          X                  X                              X     Note 9   Note 7
21.                         X                   X                    X       X                 Note 9
22.                         X          X        X         X                              X     Note 9   Note 7
----------------------------------------------------------------------------------------------------------------------------------

Note 1: Switching column: Refers to Option A unless combined with EISCC, Transport, DCS or DA/OS. Option A selects Shared Transport and any necessary use of PACIFIC's SS7 signaling or call-related databases for all calls originating from the Line Port. Other transport options are available with Options B and C as described in this attachment.
Note 2: Available coincident with unbundled switching Option C which is presently not technically feasible.
Note 3: Query access to LIDB, 800 & AIN.
Note 4: Loop column: for 2-wire analog (basic & assured), 2-wire digital (ISDN), 4-wire digital (1.544mbps), 4-wire analog (basic & assured) & 2-wire copper (two types).
Note 5: OS must use MOSS signaling prior to ILP (2-PIC) deployment. With ILP, OS can then go to FG-D (MF or SS7) if the subscriber's line is pre-subscribed to CLC for intra-LATA traffic. DA requires MOSS if it goes to OS trunking, but FG-D cannot support 411 (3-digit).
Note 6: For interconnection with PACIFIC's network, Signaling Links may be purchased from PACIFIC, self-provisioned, or removed entirely.
Note 7: Applies to CLC Operator Service & DA with unbundled switching Options
        B & C.
Note 8: Transport column: Dedicated, Common, shared, entrance facilities, all transmission rates.
Note 9: First Order Date for this Combination will be on the same date, subject to ordering intervals required, that the Combination is made available to another CLC. Upon request, PACIFIC will provide its current implementation schedule to CLC. (see also Section 1.4 of Attachment 6.)

                                 ATTACHMENT 7
                                 ------------


                RIGHTS OF WAY (ROW), CONDUITS, POLE ATTACHMENTS
                -----------------------------------------------

                                                                    Attachment 7


               Rights of Way (ROW), Conduits, Pole Attachments
               ------------------------------------------------

1.   Introduction
     ------------
     This Attachment sets forth the requirements for Rights of Way, Conduits and Pole Attachments.

2.   Definitions:
     ------------

     2.1. A Right of Way (ROW) is the right to use the land or other property of another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

     2.2. A conduit is a tube or similar enclosure that may be used to house communication or communication-related power cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more inner ducts. An innerduct is a separate tube or enclosure within a conduit.

     2.3. A pole attachment is the connection of a facility to a utility pole. Some examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

3.   General Requirements
     --------------------

     3.1. PACIFIC shall make ROW, conduit and pole attachments available to CLC through agreements consistent with applicable regulations of the FCC and THE COMMISSION and this Attachment 7, or through tariffs, in the event PACIFIC files tariffs covering such facilities.

     3.2. PACIFIC shall provide CLC with non-discriminatory and competitively neutral access, on a first-come, first-served basis, to ROW, conduit, ducts, pole attachments and entrance facilities that PACIFIC owns or controls.

     3.3. Upon request, PACIFIC shall provide CLC reasonable access on a non-discriminatory and competitively neutral basis to building entrance facilities (including but not limited to cable vault, conduit, equipment rooms and telephone closets) that are owned or controlled by PACIFIC, provided the security of PACIFIC's facilities is maintained at all times. For some locations, CLC personnel must be escorted, and the parties will negotiate a reasonable arrangement, including administrative costs, if any, for such escorted access.

     3.4. PACIFIC may not favor itself in granting access to a ROW, conduit or pole attachment. PACIFIC shall not deny a request from CLC for access to a ROW, conduit or pole attachment on the basis that such space is reserved for PACIFIC's future business needs, except as provided in Sections 3.5, 3.5.1, and 3.6.

                                                      Attachment 7


     3.5. PACIFIC may reserve capacity for projects for which it has undertaken engineering studies meeting the requirements of Section
            3.5.1 with a view toward initiation of physical construction activities within six (6) months after the date of CLC's request or within eighteen (18) months after the date of CLC's request if PACIFIC can demonstrate a definitive schedule for completion of the project with eighteen (18) months and that it is not possible to commence construction within six (6) months due to action required by others.

            3.5.1. At CLC's request, in the event PACIFIC denies a CLC request for access pursuant to Section 3.5, the parties shall supply to each other within thirty (30) days of the denial, subject to Section 18 of this Agreement, copies of their respective engineering studies relating to the disputed space. PACIFIC shall prevail in its denial of space to CLC only if PACIFIC's engineering studies have the same or greater level of detail and completeness as CLC's studies. The parties shall meet and confer in an effort to reach an agreement that PACIFIC's engineering studies meet this standard. If the parties fail to agree, either party may invoke the alternative dispute resolution process set forth in Attachment 3.

     3.6. The duties of PACIFIC described in Sections 3.5 and 3.5.1 shall be subject to expansion or contraction in accordance with rules adopted by the Commission that constitute regulation of rates, terms and conditions for pole attachments within the meaning of Section 224(c)(3) of the Act.

     3.7. PACIFIC may designate one innerduct in a multi-duct conduit (or, one duct, in the case of a multi-duct conduit where large sized copper cables are housed) for maintenance purposes, for the benefit of all users of the conduit. No party shall use the maintenance innerduct (or the maintenance duct in the case of conduit housing copper cables) except for maintenance purposes.

     3.8. In cases where PACIFIC reasonably believes that there is insufficient capacity to grant a request from CLC for access to a ROW, conduit or pole attachment, PACIFIC must take all reasonable steps to accommodate CLC's request and explore potential accommodations in good faith with CLC.

     3.9. In the event of an emergency affecting ROW, conduit or pole attachments made available by PACIFIC to CLC, PACIFIC shall follow the mutually agreed upon Emergency Restoration Procedures attached to this Attachment 7 as Exhibit A.

     3.10. PACIFIC shall provide to CLC the names, numbers of the regional Single Points of Contact (SPOC) for administering all structure licensing and ROW agreements within each defined geographical area.

4.   Requests for Space
     ------------------

     4.1. Upon being presented with a CLC written request for access to PACIFIC'S conduits or poles, PACIFIC will accept or reject CLC's request in writing as soon as possible, but within forty-five (45) days, unless PACIFIC cannot accept or reject within forty-five (45) days due to the complexity of the request. In such cases, the Parties will mutually agree upon an appropriate extension of time.

                                                                    Attachment 7


     4.2. If PACIFIC denies an application by CLC for conduit or pole space, its denial must be specific, and include all relevant evidence or information supporting the denial.

5.   Requests for Drawings
     ---------------------

     5.1. At CLC's request, PACIFIC shall provide CLC with detailed engineering records and drawings of conduit, poles and other ROW paths in selected areas as specified by CLC within a reasonable time frame.

     5.2. PACIFIC shall allow personnel designated by CLC to examine conduit system or pole line diagrams at PACIFIC's offices, provided that, for security reasons, a non-disclosure agreement is signed and CLC representative is limited to a specific area within the PACIFIC office or PACIFIC will make copies of such prints for CLC at CLC's expense, or a mutually agreed upon third party will be permitted to examine the diagrams.

6.   Requests for Information
     ------------------------

     6.1. CLC may submit a written request for information to PACIFIC before submitting a request for conduit or pole space in a specified location.

     6.2. PACIFIC shall provide information regarding the availability and condition of conduit or pole attachments within ten (10) business days of CLC's written request for a records based answer and twenty
           (20) business days of CLC's request for a field based answer. In the event CLC's written request seeks information about the availability of more than five (5) miles of conduit or more than 500 poles, PACIFIC shall (1) provide an initial response within ten (10) business days; (2) use reasonable best efforts to complete its response within thirty (30) business days; and (3) if PACIFIC is unable to complete its response within thirty (30) business days or if the parties are unable to agree upon a mutually satisfactory long time period for PACIFIC's response, PACIFIC will hire outside contractors at CLC's expense, not to exceed PACIFIC's customary charge for the same work, provided that before proceeding with such outside hiring, PACIFIC shall provide to CLC the contractor's work order and hourly rate.

     6.3. CLC shall have the option to be present at the field based survey and PACIFIC shall provide CLC at least twenty-four (24) hours notice prior to start of such field survey. By prior arrangement, PACIFIC shall allow CLC personnel, accompanied by a PACIFIC escort, to enter manholes and view pole structures.

7.   Make Ready Work
     ---------------

     7.1. PACIFIC shall complete the "make ready work" required on poles or within conduit to enable CLC to install its facilities. This work shall be accomplished by PACIFIC at a reasonable cost within thirty
           (30) business days, except that if PACIFIC requires longer than thirty (30) business days or if the parties are unable to agree upon a mutually satisfactory longer time period for completion of the make ready work, outside contractors may be hired at CLC's expense to do the work. In that event, PACIFIC and CLC shall confer and agree which party shall hire the contractors. If CLC hires the contractors, they must meet

                                                                    Attachment 7


           PACIFIC's reasonable standards. If PACIFIC hires the contractors, before proceeding with the work, PACIFIC shall provide to CLC the contractors work order and hourly rate, which shall not exceed PACIFIC's customary charge for the same work.

8.   Pole Attachments
     ----------------

     8.1. Pole Attachments will be placed in the space on the pole designated for communications use. This space is generally located below electric supply circuits and excludes the neutral space between the electrical and communication space.

     8.2. PACIFIC shall not attach, or permit other entities to attach, facilities on existing CLC facilities without CLC's prior written consent, except that such consent shall not be required for attachments to facilities such as arms and brackets that are designed for more than one cable.

     8.3. CLC may, at its option, make pole attachments using CLC or CLC-designated personnel. CLC shall follow the methods and procedures for making pole attachments set forth in California Public Utilities Commission General Order No. 95 and any additional standards provided to CLC by PACIFIC.

9.   Conduits:
     ---------

     9.1. To the extent that space is available as reasonably determined by PACIFIC, PACIFIC shall provide CLC space in manholes for racking and storage of cable and other materials as requested by CLC on a nondiscriminatory, first-come, first-served basis.

     9.2. PACIFIC shall remove any retired cable from its conduit at CLC's expense within a reasonable period of time if necessary to make conduit space available for CLC.

     9.3. Upon prior notice to PACIFIC, CLC may conduct maintenance procedures in conduit space leased from PACIFIC. PACIFIC may dispatch a PACIFIC technician at CLC's expense to oversee CLC's work.

     9.4. Subject to accepted industry safety and engineering standards, PACIFIC shall not restrict, withhold or unreasonably delay any modifications to conduit systems necessary to allow access to and/or egress from such systems, provided that CLC must obtain certification of a professional structural engineer for modifications to post 1960 structures ensuring that the modifications will not adversely impact the structural integrity of the manhole.

     9.5. Subject to accepted industry safety and engineering standards, PACIFIC will permit manhole interconnections, breaking out of PACIFIC manholes and breaking out of PACIFIC conduit for the benefit of CLC. PACIFIC may not limit new duct entrances to pre-cast knockouts, provided that CLC must obtain certification of a professional structural engineer for modifications to post-1960 structures ensuring that the modifications will not adversely impact the structural integrity of the manhole.

                                                                    Attachment 7


10.  Innerducts
     ----------

     10.1. PACIFIC will permit CLC, on a first-come, first-served basis, to license the use of innerducts in ducts in which PACIFIC already occupies as innerduct as long as one spare innerduct for maintenance purposes remains available. If an innerduct licensed by CLC becomes defective, CLC may use the spare maintenance innerduct as long as CLC repairs the defective innerduct for use as a new maintenance spare as soon as possible.

     10.2. Where spare inner duct does not exist, PACIFIC shall allow CLC to install inner duct in a spare PACIFIC conduit, provided that CLC complies with applicable law and PACIFIC's construction standards.

11.  Access to Private Easements
     ---------------------------

     11.1.  PACIFIC shall not block any third party assignment of ROW to CLC.

     11.2. To the extent space is available, PACIFIC shall provide access to ROWs it has obtained from a third party to CLC on a nondiscriminatory, first-come, first-served basis, provided that any underlying agreement with such third party permits PACIFIC to provide such access, and provided that CLC agrees to indemnify PACIFIC for any liability arising out of such access or use.

     11.3. PACIFIC will, upon request by CLC, grant CLC access to any private easement held by PACIFIC, in a mutually agreeable form of sub-easement, assignment or other appropriate access. PACIFIC's charge for such access shall be a pro rata portion of (a) the charge paid by PACIFIC to the grantor of the easement and (b) any other documented administrative and engineering costs incurred by PACIFIC in obtaining the original easement, both of which shall be determined on a case-by-case basis and calculated by taking into account (i) the size of the area to be used by CLC and (ii) the number of users of PACIFIC's easement. CLC shall also pay the reasonable documented administrative cost incurred by PACIFIC in processing such requests for access.

12.  Dispute Resolution
     ------------------

     12.1. If the parties are unable to agree on a matter involving access by CLC to a ROW, conduit, innerducts, pole, entrance facility or private easement owned or controlled by PACIFIC, either party may submit the matter to the dispute resolution process set forth in Attachment 3 to this Agreement or may invoke applicable dispute resolution procedures described in the Act and the FCC's First Interconnection Order, sections 1217 through 1231.

                                                                    Attachment 7
                                                                       Exhibit A


                         EMERGENCY RESTORAL PROCEDURES


1.   General
     -------
     In the event of an emergency, restoration procedures may be affected by the presence of CLC facilities in or on PACIFIC structures. While PACIFIC maintains no responsibility for the repair of damaged CLC facilities (except under a special maintenance contract), it must nonetheless control access to CLC structures if restoral of affected facilities is to be achieved in an orderly fashion.

2.   Prioritizing
     ------------
     Where PACIFIC and CLC are involved in emergency restorals, access to PACIFIC's structures will be controlled by PACIFIC's Maintenance District Manager or his/her on-site representative according to the following guidelines:

     2.1  Service Disruptions/Outages

          2.1.1 While exercising its right to first access, PACIFIC should grant nondiscriminatory access to all occupants in or on its facilities and every effort should be made to accommodate as many occupants as is reasonably safe. Therefore, reasonable, simultaneous access will not be denied unless public or other safety considerations would prohibit such access.

          2.1.2 Where simultaneous access is not possible, access will next be granted according to longevity in/on the structure (i.e., first in time, first in right). Where longevity in the structure cannot be ascertained, access will be prioritized on a first come, first served basis.

     2.2  Service Affecting

          2.2.1 While exercising its right to first access, PACIFIC should grant nondiscriminatory access to all occupants in or on its facilities and every effort should be made to accommodate as many occupants as is reasonably safe. Therefore, reasonable, simultaneous access will not be denied unless public or other safety considerations would prohibit such access.

          2.2.2 Where simultaneous access is not possible, access will next be granted to occupants according to the level of damage to its facilities and the likelihood that damage will result in service disruption. Where likelihood that damage will result is not clearly discernible, access will be granted according to longevity in/on the structure (i.e., first in time, first in right).

          2.2.3 Where longevity in the structure cannot be ascertained, access will be prioritized a first come, first served basis.

3.0  Point of Contact
     ----------------
     When an emergency situation arises which necessitates CLC access to a manhole after PACIFIC's normal business hours, CLC should call PACIFIC's Interconnection Service

                                                                    Attachment 7
                                                                       Exhibit A

     Center (ISC). All calls during normal business hours must be directed to the appropriate PACIFIC Single Point of Contact (SPOC). For after-hours calls, PACIFIC's ISC will contact the Maintenance Center responsible for after-hours coverage of the affected area. The maintenance supervisor contacted by the ISC will return CLC's call and will arrange for access with on-call maintenance field personnel during the emergency condition.

                                 ATTACHMENT 8
                                 ------------

                                    PRICING
                                    -------

                                                                    Attachment 8
                                    PRICING
                                    -------

1.   Local Service Resale:
     ---------------------

     The prices charged to CLC for resold Local Service shall be calculated using the avoided cost discount set forth herein. The interim wholesale discount shall be 17% off the applicable retail rate for all PACIFIC services subject to resale. The interim discount shall remain in effect until the Commission determines a different wholesale discount in any proceeding subsequent to the Effective Date of this Agreement. Once so determined by the Commission, said different wholesale discount shall apply instead of the interim discount for the remaining Term of this Agreement.

     The prices shall be based on PACIFIC's retail rates applicable on the Effective Date, less the applicable discount. If PACIFIC changes its retail rates after CLC executes this Agreement, the applicable discount shall be applied to the changed retail rates from the time such changes become effective.

     1.1  Non-recurring Charges for Total Services Resale:

          1.1.1 Non-recurring charge(s) shall be based on PACIFIC's retail rates less the applicable discount.

          1.1.2 Notwithstanding Section 1.1.1, unless changed by the Commission, PACIFIC's non-recurring charge to switch a customer who remains at the same location from PACIFIC's retail service to CLC resold service shall be as specified by Ordering Paragraph 13 of Decision No. 96-03-020; provided, however, that once the Commission has approved non-recurring charges for switching a customer from PACIFIC's retail service to CLC resold service in the Open Access and Network Architecture Development proceeding and those charges have been included in the PACIFIC's tariffs, those charges shall apply in lieu of the charges specified in Ordering Paragraph 13 of Decision 96-03-020. PACIFIC shall NOT charge any non-recurring charges to otherwise switch a customer from PACIFIC's retail service to CLC resold service. Except for the costs of switching retail customers who remain at their respective locations, PACIFIC may track its one-time, non-recurring service order costs and seek recovery of these costs in an appropriate Commission proceeding, which CLC shall have the right to contest. In addition, the Parties disagree whether the "no change-over charge" for resold services specified in this section should apply in the following circumstances: (1) when CLC moves an existing Link customer (be it an existing CLC Link customer or that of another CLC) to resold Local Service; (2) when CLC moves an existing resold customer of another CLC to CLC's service. For the customer movement identified in the previous sentence, PACIFIC may track its non-recurring provisioning costs and its one-time non-recurring service order costs and seek recovery of these costs in an appropriate Commission proceeding, which CLC shall have the right to contest.

2.   Unbundled Network Elements
     --------------------------

     The recurring and non-recurring prices charged to CLC for Network Elements are specified in Appendix 1 to this Attachment. The prices listed in the Appendix are interim prices only and are subject to change to conform with the rate for unbundled Network Elements and non-recurring charges adopted by the Commission subsequent to the Effective Date of this Agreement. Once

                                                                    Attachment 8


     the Commission-determined prices are adopted, said prices will be substituted for the interim prices and shall apply for the remainder of the Term of this Agreement.

3.   Collocation
     -----------

     On an interim basis, the rates contained in PACIFIC's Schedule Cal. P.U.C. Tariff No. 175 T, Section 16, shall apply. Any collocation rates determined by the Commission subsequent to the Effective Date of this Agreement shall replace such interim rates.

4.   Interconnection Services
     ------------------------

     PACIFIC will make interconnection arrangements available at any technically feasible point. At the discretion of CLC, local interconnection may be accomplished via one-way local trunks, or two-way local trunks, or CLC may choose to deliver both local and toll traffic over the same trunk group(s). With respect to the latter scenario, CLC will have to provide Percent Local Usage (PLU) to facilitate billing of the local interconnection rate. CLC's PLU determination shall be subject to reasonable audit by PACIFIC pursuant to Section 11 of this Agreement.

     Prices and terms for Interconnection Services are specified in Appendix A to this Attachment 8.

5.   Right of Way, Conduits and Pole Attachments
     -------------------------------------------

     CLC shall pay PACIFIC a fee, determined by a methodology consistent with 47 U.S.C. Section 224 and the FCC's regulations thereunder for placement of CLC's facilities in or on PACIFIC's poles, conduits or rights of way. Such methodology is subject to change, by mutual agreement, in the event the FCC issues new rules or the CPUC adopts rules setting forth a new methodology.

6.   Other
     -----

     The following prices also shall apply:

     6.1  E911 (when CLC orders this service as a facilities-based carrier):
          PACIFIC's tariff rates shall apply.

     6.2 PACIFIC shall provide RCF INP to CLC pursuant to the terms of the DNCF tariff (including any modification subsequently adopted by the Commission) filed by PACIFIC, except that the Parties (a) shall establish accounts to track their own costs of providing INP pursuant to this Agreement and (b) agree to recover such costs consistent with FCC and Commission requirements at such time as such requirements are established. Until any FCC or Commission order establishes different cost recovery mechanism, a "bill and keep" arrangement will apply to the ported segment of any ported call between the Porting Party's switch and the Ported-to Party's switch.

     6.3 References to PACIFIC's switched and special access tariffs or service shall mean the rates in PACIFIC's intrastate (Cal. Schedule PUC 175-T) or interstate (FCC No. 128) access tariff, as applicable, shall apply. Such references shall include "NIC", "Local Switching", "Tandem Transit Rate", "Tandem Switching", "RIC", and "CLCC".

     6.4 Operator transfer: Where the Parties have agreed that CLC will pay PACIFIC for operator transfer, PACIFIC's tariffed rate for this service shall apply.

     These rates shall remain in effect until the Commission determines different rates in any proceeding subsequent to the Effective Date of this Agreement. Once so determined by the

                                                                    Attachment 8


     Commission, said different rates shall apply instead of the rates set forth herein for the remaining Term of this Agreement.

7.   To Be Determined
     ----------------

     In this Agreement, rates for certain services, Network Elements and Combinations are specified as "To Be Determined" (TBD). In addition, numerous provisions of this Agreement refer to prices set forth in Attachment 8. In the event of such a reference in this Agreement where there is no corresponding price in this Attachment 8, it shall be deemed to be TBD if no applicable tariff exists, but shall be deemed to be per the tariff if an applicable tariff exists. With respect to all TBD prices, prior to CLC ordering any such TBD items, the Parties shall meet and confer to establish a price. If no agreement is reached, the Parties shall refer any disputes to the Alternative Dispute Resolution process set forth in Attachment 3. Any rates set in arbitration shall be subject to modification by any subsequent decision of the Commission. CLC shall be responsible for payments of any such rates so established as ordered in arbitration or by the Commission.

8.   Identification and Recovery of Costs.
     -------------------------------------

     8.1 The full extent of development and implementation costs associated with the provision of unbundled Network Elements or combinations of unbundled Network Elements specified by this Agreement, reporting requirements and other items provided under this Agreement are not known at this time. PACIFIC will specifically track all development and implementation costs in a manner consistent with generally accepted accounting principles and report these amounts to the Telecommunications Division of the Commission. PACIFIC shall also track recovery of these development and implementation costs until they are recovered as approved by the Commission.

     8.2 With respect to unbundled Network Elements or combinations of unbundled Network Elements which are specified in this Agreement, PACIFIC shall charge CLC its proportionate share of development and implementation costs, as approved by the Commission, based on usage, in accordance with a methodology approved by the Commission. Charges for unbundled Network Elements or combinations of unbundled Network Elements shall reflect usage by PACIFIC and its affiliates as well as other competitive local carriers.

     8.3 For unbundled Network Elements or combinations of unbundled Network Elements uniquely requested by CLC, the Parties shall agree on costs for the development and implementation thereof and the terms for CLC's payment of such costs prior to PACIFIC's initiation of such development and implementation. If the Parties cannot agree, it shall be submitted to alternative dispute resolution pursuant to Attachment
          3. If additional carriers later use the same element or combination of elements, PACIFIC will assess charges to each carrier for development and implementation costs using the proportionate allocation procedure described in Section 8.2 above, and credit or rebate to CLC development and implementation costs previously paid to PACIFIC by CLC to the extent such prior payments exceed CLC's proportionate allocation. Similarly, if PACIFIC or its affiliates also use the same element or combination of elements requested by CLC, then PACIFIC or its affiliates shall share, using the proportionate allocation procedure described in Section 8.2 above, in the costs of development and implementation. Except as provided above, the provisions of
          Section 1.6 of Attachment 6 shall apply hereto.

     8.4 PACIFIC shall track its costs caused by service performance requirements of this Agreement which specify service that is higher-than-parity with service levels PACIFIC

                                                 Attachment 8


     provides for comparable retail services or for similar services for other competitive local carriers. For any such higher-than-parity service requirement which causes significant additional costs, PACIFIC will charge CLC such additional costs. If the Parties dispute such recovery, PACIFIC may request Commission approval to charge CLC such costs.

                                                       Attachment 8 - Appendix A



Prices for Unbundled Network Elements

----------------------------------------------------------------------------------------------------------------------------------
                                            Service Order             Connect               Disconnect            Change Order
                                         --------------------   --------------------   --------------------   --------------------
NETWORK ELEMENTS            Monthly      Initial   Additional   Initial   Additional   Initial   Additional   Initial   Additional
                            Recurring
----------------------------------------------------------------------------------------------------------------------------------
LOOP
  Weighted 2-Wire             $12.92     $37.31      $3.11      $111.65     $37.32      $74.99     $15.76     $136.85     $29.76
  Basic Link
  Weighted 4-Wire                TBD        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD
  Basic Link
  Assured                     $12.92     $25.23      $3.83      $217.28     $88.59     $ 71.95     $14.34     $179.69     $68.93
  ISDN Option                 $17.25     $40.04      $2.98      $168.06     $71.50     $114.64     $38.31     $193.71     $68.97
  Digital Link - 1.544        $88.68    $202.77        N/A      $527.49        N/A     $264.71        N/A       $0.00      $0.00
  Mbps
  PBX                            TBD        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD
  Coin                           TBD        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD

NETWORK INTERFACE                N/A        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD
DEVICE

LOCAL SWITCHING
CAPABILITY

Ports
-----
  2-Wire Port                  $3.49     $45.87      $6.80       $91.49     $46.38      $64.15      $7.31     $124.12     $52.23
  Coin Port                    $3.58     $45.87      $6.80       $91.49     $46.38      $64.15      $7.31     $124.12     $52.23
  Centrex Port                 $6.94        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD
  Centrex System                 N/A      $0.00        N/A       $54.38        N/A      $27.18     $27.18      $41.71     $41.71
  Establishment
  ISDN Port                   $16.76        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD
  DID Port                     $6.08        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD
  DID Number Block             $1.47        N/A        N/A       $15.44     $15.44       $4.38      $4.38       $6.97      $6.97
  Hunting-Business             $0.30      $4.84      $4.84        $1.37      $1.37       $2.58      $0.74      $10.86      $2.78
  DS-1 Line Port                 TBD        TBD        TBD          TBD        TBD         TBD        TBD         TBD        TBD

Ports Combined with
-------------------
Loop
----
  Ports (All)                    N/A       $6.80     $6.80       $91.49     $46.38      $43.50      $7.31      $97.35     $53.23

Vertical Features
-----------------
(weighted Avg.)
---------------
  Call Forwarding              $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Variable
  Busy Call Forwarding         $0.83       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Delayed Call                 $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Forwarding
  Call Waiting                 $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Three Way Calling            $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Call Screen                  $0.86       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Message Waiting              $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Indicator
  Repeat Dialing               $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Call Return                  $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Call Forwarding              $0.84       $0.82     $0.00        $1.37      $1.37       $1.46      $0.74       $8.15      $2.78
  Busy/Delay
  Remote Call                  $1.76      $10.54     $2.11        $3.44      $3.44       $6.09      $6.09       $9.24      $9.24
  Forwarding (Weighted)
  Average)
  Other Vertical                 TBD         TBD       TBD          TBD        TBD         TBD        TBD         TBD        TBD
  Features

Basic Switching
---------------
Functions
---------

Interoffice-Originating
  Setup per Attempt        $0.006863
  MOU                      $0.000875
Interoffice - Terminating
  Setup per Call           $0.007006
  MOU                      $0.000900
Intraoffice
  Setup per Call           $0.016156
  MOU                      $0.000900
Tandem Switching
  Setup per Call           $0.002943
  MOU                      $0.000964

INTEROFFICE
TRANSMISSION
Trunk Port Termination
----------------------
End Office Dedicated          $18.01      $47.87       TBD      $277.45        TBD     $126.17      $2.04     $288.29      $4.67
DS-1 Port
Tandem Dedicated DS-1         $18.01         TBD       TBD          TBD        TBD         TBD        TBD         TBD        TBD
Port
CLC Switched Service
Establishment
  1AESS                          N/A         TBD       TBD          TBD        TBD         TBD        TBD         TBD        TBD
  5ESS                           N/A         TBD       TBD          TBD        TBD         TBD        TBD         TBD        TBD
  DMS100                         N/A         TBD       TBD          TBD        TBD         TBD        TBD         TBD        TBD

                                                                                                           Attachment 8 - Appendix A

   Prices for Unbundled Network Elements

------------------------------------------------------------------------------------------------------------------------------------
                                      Service Order                Connect                Disconnect              Change Order
NETWORK ELEMENTS        Monthly     Initial   Additional    Initial    Additional    Initial   Additional     Initial   Additional
                        Recurrring
------------------------------------------------------------------------------------------------------------------------------------
Common Transport
----------------
Zone 1
  Fixed Mileage          $0.000472      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000015
Zone 2
  Fixed Mileage          $0.000472      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000019
Zone 3
  Fixed Mileage          $0.000479      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000020
Zone 4
  Fixed Mileage          $0.000506      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000024

Dedicated Transport
-------------------
Voice Grade Dedicated
---------------------
Transport
---------
Zone 1
  Fixed Mileage              $2.75      TBD          TBD        TBD           TBD        TBD          TBD         TBD          TBD
  Variable Mileage           $0.14
Zone 2
  Fixed Mileage              $2.76      TBD          TBD        TBD           TBD        TBD          TBD         TBD          TBD
  Variable Mileage           $0.16
Zone 3
  Fixed Mileage              $2.81      TBD          TBD        TBD           TBD        TBD          TBD         TBD          TBD
  Variable Mileage           $0.17
Zone 4
  Fixed Mileage              $3.05      TBD          TBD        TBD           TBD        TBD          TBD         TBD          TBD
  Variable Mileage           $0.22

DS-1 Dedicated
--------------
Transport
---------
Zone 1
  Fixed Mileage             $28.00   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage           $1.22
Zone 2
  Fixed Mileage             $28.01   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage           $1.54
Zone 3
  Fixed Mileage             $28.48   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage           $1.69
Zone 4
  Fixed Mileage             $30.53   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage           $2.03

DS-3 Dedicated
--------------
Transport
---------
Zone 1
  Fixed Mileage            $300.47   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage          $21.99
Zone 2
  Fixed Mileage            $302.56   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage          $30.06
Zone 3
  Fixed Mileage            $308.17   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage          $34.22
Zone 4
  Fixed Mileage            $357.83   $47.87          TBD    $393.97           TBD    $234.55        $0.20     $448.66        $1.23
  Variable Mileage          $41.54

Shared Transport
----------------
Zone 1
  Fixed Mileage          $0.000883      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000015
Zone 2
  Fixed Mileage          $0.000883      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000019
Zone 3
  Fixed Mileage          $0.000890      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000020
Zone 4
  Fixed Mileage          $0.000922      N/A          N/A        N/A           N/A        N/A          N/A         N/A          N/A
  Variable Mileage       $0.000024
With Option C LSNE             ICB
MULTIPLEXING
DS-O/DS-1 MUX              $235.71   $47.87          N/A    $453.20           N/A    $226.44      $226.44       $0.00        $0.00
DE-1/DS-3 MUX              $260.30   $47.87          N/A    $466.59           N/A    $228.47      $228.47       $0.00        $0.00
DCS                            TBD      TBD          TBD        TBD           TBD        TBD          TBD         TBD          TBD

USCC                        $20.95      TBD          TBD        TBD           TBD        TBD          TBD         TBD          TBD
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Page 2

                                                       Attachment 8 - Appendix A

      Prices for Unbundled Network Elements

                                             Service Order             Connect              Disconnect            Change Order
                         Monthly          --------------------   --------------------   --------------------   --------------------
NETWORK ELEMENTS         Recurring        Initial   Additional   Initial   Additional   Initial   Additional   Initial   Additional
----------------         ---------        -------   ----------   -------   ----------   -------   ----------   -------   ----------
SIGNALING SYSTEM 7
(SS7)
STP Port                 FCC Tariff 128
SS7 Link                 FCC Tariff 128
Link Mileage             FCC Tariff 128
800 Database             FCC Tariff 128
LIDB Query               FCC Tariff 128
Transit Signaling                   TBD

OPERATOR SERVICES
Directory Assistance              $0.38       N/A          N/A       N/A          N/A       N/A          N/A       N/A          N/A
Per Call
Operator Services per          $0.02967       N/A          N/A       N/A          N/A       N/A          N/A       N/A          N/A
Work Sec

COLLECTION

EISCC Combined with
-------------------
Loop
----
     Basic                        $1.17    $3.11        $3.11   $120.22       $94.70    $61.28       $61.28     $1.84        $1.84
     DS-0                        $17.52    $3.11        $3.11   $141.84      $116.32    $65.03       $65.03     $1.84        $1.84
     DS-1                        $17.96    $3.11        $3.11   $193.24      $167.72    $71.32       $71.32     $1.84        $1.84
     DS-3                        $88.80    $3.11        $3.11   $189.54      $164.02    $69.98       $69.98     $1.84        $1.84

EISCC
-----
     Basic                        $1.17    $36.57        $7.31   $120.22       $94.70    $79.59       $79.59     $0.00        $0.00
     DS-0                        $17.52    $36.57        $7.31   $141.84      $116.32    $83.33       $83.33     $0.00        $0.00
     DS-1                        $17.96    $36.57        $7.31   $193.24      $167.72    $89.62       $89.62     $0.00        $0.00
     DS-3                        $88.80    $36.57        $7.31   $189.54      $164.02    $88.29       $88.29     $0.00        $0.00

Entrance Facilities
-------------------
     2-Wire Voice                $59.95    $54.40       $54.40   $161.52      $161.52    $94.63       $94.63    $21.51       $21.51
     4-Wire Voice                   TBD       TBD          TBD       TBD          TBD       TBD          TBD       TBD          TBD
     DS-1                        $98.60    $33.79       $33.79   $346.84      $346.84   $215.34      $215.34     $0.00        $0.00
     DS-3 w/ equip            $1,068.65    $54.39       $54.39   $411.06      $411.06   $141.95      $141.95     $0.00        $0.00
     DS-3 w/o equip             $395.91    $54.39       $54.39   $396.85      $396.85   $141.95      $141.95     $0.00        $0.00

                                 ATTACHMENT 9
                                 ------------
                 (Attachment 9 has been intentionally omitted)

                                 ATTACHMENT 10
                                 -------------
                                  COLLOCATION
                                  -----------

                                                                   Attachment 10



                                  COLLOCATION
                                  -----------

1.   Introduction
     ------------
     This Attachment 10 sets forth the descriptions and requirements for Collocation that PACIFIC agrees to offer to CLC under this Agreement.

2.   Collocation
     -----------

     2.1. Definitions:

          2.1.1.  Physical collocation is defined in 47 C.F.R. Section 51.5.

          2.1.2.  Virtual collocation is defined in 47 C.F.R. Section 51.5.

     2.2. Technical Requirements

          2.2.1. PACIFIC will provide for Physical Collocation and Virtual Collocation of CLC's transport facilities and termination equipment for interconnection of CLC's network facilities to PACIFIC's network or access to unbundled network elements. Such collocation shall be provided on a nondiscriminatory basis in accordance with the requirements of the Act and the FCC's rules thereunder. On an interim basis, the rates contained in PACIFIC's Schedule Cal.P.U.C Tariff No. 175-T,
                  Section 16, and FCC Tariff No. 128, Section 16, shall apply. The collocation rates determined by the CPUC in Application No. 96-08-040 or in the OANAD proceeding shall replace such interim rates.

                  Collocation shall be established within the time frames provided in PACIFIC's Schedule Cal. P.U.C. Tariff No. 175-T,
                  Section 16 (pursuant to Commission Decision No. 95-04-073), as the same may be amended from time to time, which time frame is currently 120 days in most cases. PACIFIC will promptly notify CLC upon completion of construction of Collocation arrangements and will permit CLC's use thereof as soon as such arrangements are available.

          2.2.2. PACIFIC shall permit collocation of any type of equipment used or useful for interconnection or access to unbundled network elements, in accordance with the Act and sections 579 through 582 of the FCC's First Interconnection Order. Such equipment includes but is not limited to transmission equipment, such as optical terminating equipment and multiplexers, equipment for the termination of basic transmission facilities and such additional types of equipment that may be agreed to by the parties or designated in future FCC or The Commission rulings. If a request by CLC to collocate is denied on the basis of the equipment to be installed by CLC, PACIFIC shall prove to the The Commission that such equipment is not "necessary" as defined by the FCC for interconnection or access to unbundled network elements.

                                                                   Attachment 10


          2.2.3. When PACIFIC provides Physical Collocation, Virtual Collocation or both to CLC, PACIFIC shall provide an interconnection point or points, physically accessible by both PACIFIC and CLC, at which the fiber optic cable carrying CLC's circuits can enter PACIFIC's premises, provided that PACIFIC will designate interconnection points as close as reasonably possible to its premises. PACIFIC will provide at least two such interconnection points at each PACIFIC premise at which there are at least two entry points for PACIFIC's cable facilities and at which space is available for new facilities in at least two of those entry points. PACIFIC will permit interconnection of copper or coaxial cable if such interconnection is first approved by the Commission. Upon request by CLC, PACIFIC will permit Physical Collocation of microwave transmission facilities except where such Physical Collocation is not practical for technical reasons or because of space limitation, in which case PACIFIC will permit Virtual Collocation of such facilities where technically feasible.

          2.2.4. When providing Virtual Collocation, PACIFIC will, at a minimum, install, maintain, and repair collocated equipment for CLC within the same time periods and with failure rates that are no greater than those that apply to the performance of similar functions for comparable equipment of PACIFIC; provided, if CLC utilizes non-standard equipment or equipment not used by PACIFIC at the same location, CLC shall pay for
                  (a) any special equipment PACIFIC must purchase, and (b) the training of PACIFIC personnel required for PACIFIC to install or maintain such nonstandard or special equipment.

          2.2.5. PACIFIC will make space available within or on its premises to CLC and other requesting telecommunications carriers on a first-come, first-served basis, provided, however, that PACIFIC will not be required to lease or construct additional space to provide for Physical Collocation when existing space has been exhausted. To the extent possible, PACIFIC will make contiguous space available to CLC if CLC seeks to expand an existing collocation space. When planning renovations of existing facilities or constructing or leasing new facilities, PACIFIC shall take into account projected demand for collocation space. PACIFIC may retain a limited amount of floor space for PACIFIC's own specific future uses for a time period up to one year on terms no more favorable to PACIFIC than those that apply to other telecommunications carriers seeking to reserve collocation space for their own future use. PACIFIC shall relinquish any space held for future use before denying a request for virtual collocation on grounds of space limitations, unless PACIFIC proves to the Commission that virtual collocation at that point is not technically feasible. PACIFIC may impose reasonable restrictions on its provision of additional unused collocation space ("warehousing") as described in Section 586 of the First Interconnection Order to collocating telecommunications carriers, provided, however, that PACIFIC shall not set a maximum space limitation on CLC unless PACIFIC proves to the Commission that space constraints make such restrictions necessary.

          2.2.6. PACIFIC will permit CLC to collocate equipment and use such equipment to access unbundled Network Elements obtained from PACIFIC and will not require CLC to bring its own transmission facilities to PACIFIC's

                                                                   Attachment 10


                  premises in which CLC seeks to collocate equipment for purposes of access to unbundled Network Elements.

          2.2.7. PACIFIC will permit CLC to interconnect its network with that of another collocating telecommunications carrier at PACIFIC's premises and to connect its collocated equipment to the collocated equipment of another telecommunications carrier within the same premises provided that the collocated equipment is also used for interconnection with PACIFIC or for access to PACIFIC's unbundled Network Elements. PACIFIC will provide the connection between the equipment in the collocated spaces of two or more telecommunications carriers via EISCCs and any necessary DCS or other equipment at the requesting competitive local carrier's expense, unless PACIFIC permits one or more of the collocating parties to provide this connection for themselves. PACIFIC need not permit collocating telecommunications carriers to place their own connecting transmission facilities within PACIFIC's premises outside of the actual Physical Collocation space.

          2.2.8. Transferring CLC interconnection from PACIFIC's current access service transport or entrance facilities to EISCCs will be accomplished within a mutually agreed-upon time frame; however, to ensure a smooth transition from such access services to EISCCS, CLC must provide forecasts of its future needs for EISCC capacity by location at least 90 days in advance of its desired transition date.

          2.2.9. PACIFIC will permit CLC to subcontract the construction of Physical Collocation arrangements with contractors approved by PACIFIC, provided that PACIFIC will not unreasonably withhold approval of contractors. Approval by PACIFIC will be based on the same criteria PACIFIC uses in approving contractors for its own purposes.

          2.2.10. PACIFIC shall provide an EISCC for intraoffice cross-connect (e.g., DS0, DS1, DS3, OC3, OC12, OC48, and STS-1 terminations) as requested by CLC, to meet CLC's need for placement of equipment, interconnection, or provision of service at rates specified in Attachment 8.

          2.2.11. Other than reasonable security restrictions described in Attachment 16, PACIFIC shall place no restriction on access to the CLC collocated space by CLC's employees and designated agents. Such space shall be available to CLC designated agents 24 hours per day each day of week. PACIFIC will not impose unreasonable security restrictions at the premises. CLC personnel may, with an escort provided by PACIFIC, inspect equipment in a virtual collocation location upon and after installation.

          2.2.12. CLC shall have the right, at the point of termination for the EISCC, to assign which tie pair facilities and which channels on multiplexers, concentrators or other equipment under CLC's control are used for service in the collocated space.

          2.2.13. PACIFIC shall allow CLC to select its own vendors for all required engineering and installation services associated with its collocated

                                                                   Attachment 10


                  equipment (e.g., PACIFIC shall not require CLC to utilize PACIFIC's internal engineering or installation work forces for the engineering and installation of CLC's collocated equipment). Installation of equipment in the collocated space must comply with PACIFIC's Installation and Job Acceptance handbook, which has been provided to CLC.

          2.2.14. CLC may install monitoring equipment in the collocated space to carry data back to CLC's work center for analysis.

          2.2.15. PACIFIC shall provide at CLC's request common telephone service with a connection jack from PACIFIC for the Collocated space. Upon CLC's request, this service shall be available at the CLC collocated space on the day that the space is turned over to CLC by PACIFIC.

          2.2.16. PACIFIC shall provide adequate lighting, ventilation, power, heat, air conditioning, and other environmental conditions for CLC's space or equipment. These environmental conditions shall adhere to Bell Communication Research (Bellcore) Network Equipment-Building System (NEBS) standards.

          2.2.17. PACIFIC shall provide access to existing eyewash stations, shower stations, and bathrooms within the collocated facility on a 24 hours per day and 7 days per week basis for CLC personnel and its designated agents.

          2.2.18. PACIFIC agrees to negotiate requests by CLC for diversity of fiber or power cabling on an individual case basis.

          2.2.19. PACIFIC shall protect as proprietary to CLC all information provided by CLC in requesting or maintaining a collocation arrangement. PACIFIC shall not provide such information to any third parties and shall limit access to the information to PACIFIC employees having a need to know.

          2.2.20. PACIFIC shall participate in and adhere to negotiated service guarantees, Performance Standards, and ISO reviews.

          2.2.21 PACIFIC will complete a Environmental Health & Safety Questionnaire for each building that collocated space is provided in. CLC may provide this questionnaire with its collocation request and PACIFIC shall return it to CLC no later than the first meeting between representatives of CLC and PACIFIC scheduled to discuss implementation of a collocation application, which generally shall be scheduled within thirty (30) days after CLC's collocation request ("First Customer Meeting").

          2.2.22. PACIFIC shall provide CLC with written notice five (5) business days prior to those instances where PACIFIC or its subcontractors may be undertaking a major construction project in the general area of the collocated space occupied by CLC or in the general area of the AC and DC power plants which support CLC equipment. PACIFIC will inform CLC by telephone of any emergency related activity that PACIFIC or its subcontractors may be performing in the general area of the collocated

                                                                   Attachment 10


                       space occupied by CLC or in the general area of the AC and DC power plants which support CLC equipment. Notification of any emergency related activity shall be made immediately prior to the start of the activity so that CLC can take any action required to monitor or protect its service.

               2.2.23. PACIFIC shall construct the Collocated space in
                       compliance with CLC's collocation request for cable holes, ground bars, doors, and convenience outlets.

               2.2.24. CLC and PACIFIC will complete an acceptance walk through of all collocated space requested from PACIFIC. Exceptions that are noted during this acceptance walk through shall be corrected by PACIFIC within five (5) days after the walk through. The correction of these exceptions from the original collocation request shall be at PACIFIC's expense.

               2.2.25. PACIFIC shall provide the following to CLC no later than the First Customer Meeting:

               2.2.26. Non-architectural drawings depicting the exact location and dimensions of the collocated space and any physical obstructions.

                       2.2.26.1. PACIFIC shall provide Telephone Equipment
                                 detailed drawings depicting the exact path with dimensions for CLC outside plant fiber ingress/egress into CLC space no later than the first customer meeting.

                       2.2.26.2. Telephone Equipment drawings depicting the
                                 exact location, type, and cable termination requirements (i.e. connector type/number and type of pairs, naming convention, etc.) for PACIFIC Point of Termination Bay(s).

                       2.2.26.3. PACIFIC or industry technical publication
                                 guidelines that impact the design of PACIFIC collocated equipment.

                       2.2.26.4. Work restriction guidelines.

                       2.2.26.5. Escalation process for the PACIFIC
                                 representatives (names, telephone numbers, escalation order) for any disputes or problems that might arise pursuant to CLC's collocation.

                       2.2.26.6. PACIFIC contacts (name and telephone number)
                                 for the following areas:

                                 2.2.26.6.1. Engineering

                                 2.2.26.6.2. Physical & Logical Security

                                 2.2.26.6.3. Provisioning

                                                                   Attachment 10
                            2.2.26.6.4.Billing

                            2.2.26.6.5.Operations

                            2.2.26.6.6.Site and/or Building Managers

                  2.2.26.7. PACIFIC will provide access to CLC to the PACIFIC
                            Point of Termination bays where cabling from CLC's collocated space is terminated for connection to PACIFIC tie pairs.

          2.2.27. PACIFIC shall provide positive confirmation to CLC when construction of CLC Collocated space is underway. No later than the second meeting of CLC and PACIFIC representatives scheduled to address a collocation application ("Second Customer Meeting"), PACIFIC shall notify CLC of the scheduled completion and turnover dates, and shall provide CLC the following:

                  2.2.27.1. Drawings depicting the exact path, with dimensions, for CLC's fiber ingress/egress into the collocated space.

                  2.2.27.2. Power cabling connectivity information, including drawings, identifying the sizes and number of power feeders.

          2.2.28. Power as referenced in this document refers to any electrical power source supplied by PACIFIC for CLC equipment or unbundled network elements. Power supplied by PACIFIC will support unbundled network elements or CLC equipment at equipment specific DC and AC voltages. At a minimum, the power supplied to CLC, should be at narity with PACIFIC. Where PACIFIC performance, availability, restoration, etc. falls below industry standards, PACIFIC shall bring itself into compliance with such industry standards as soon as technologically feasible.

                  2.2.28.1. Central office power supplied by PACIFIC into the
                            CLC equipment area, should be supplied in the form of power feeders (cables) on cable racking into the designated CLC equipment area. The power feeders (cables) should efficiently and economically support the requested quantity and capacity of CLC equipment. The termination location should be as requested by CLC. The number of feeder cables requested by CLC, in order to provide maximum reliability to customers, is directly dependent upon the power requirements of the equipment and facilities collocated by CLC. The number of feeder cables shall be determined by the manufacturer's recommendation as provided in equipment specifications.

                  2.2.28.2. PACIFIC and CLC will negotiate resolution of CLC requests for specific size and amperage of power feed based on standard engineering practices.

                  2.2.28.3. PACIFIC power equipment supporting CLC's equipment shall:

                                                                   Attachment 1O


                            2.2.28.3.1.Comply with applicable industry standards
                                       (Bellcore, NEBS, IEEE, etc.) for
                                       equipment installation, cabling
                                       practices, and physical equipment layout;

                            2.2.28.3.2.Have redundant power feeds with physical
                                       diversity and battery back-up at minimum at parity with that provided for similar PACIFIC equipment;

                            2.2.28.3.3.Provide central office ground, connected
                                       to a ground electrode located within the CLC collocated space, at a level above the top of CLC equipment +/- 2 feet to the left or right of CLC's final request;

                            2.2.28.3.4.Provide feeder capacity and quantity to
                                       support the ultimate equipment layout for CLC equipment in accordance with CLC's collocation request;

                            2.2.28.3.5.Provide documentation submitted to and
                                       received from contractors for any
                                       contractor bids for any work being done
                                       on behalf of CLC (this includes but is
                                       not limited to power supplies, and cage
                                       construction);

                            2.2.28.3.6.Provide an installation sequence and
                                       access that will allow installation
                                       efforts in parallel without jeopardizing personnel safety or existing CLC services;

                            2.2.28.3.7.Provide power plant alarms that adhere to
                                       Bell Communication Research (Bellcore)
                                       Network Equipment-Building System (NEBS) standards TR-EOP-000063; and

                            2.2.28.3.8.Provide cabling that adheres to Bell
                                       Communication Research (Bellcore) Network
                                       Equipment-Building System (NEBS)
                                       standards TR-EOP-000063.

                   2.2.28.4.PACIFIC will provide CLC with written notification within ten (10) business days of any scheduled AC or DC power work or related activity in the collocated facility that will cause an outage or any type of power disruption to CLC equipment located in PACIFIC facility. PACIFIC shall provide CLC immediate notification by telephone of any emergency power activity that would impact CLC equipment.

                   2.2.28.5.PACIFIC employees with keys to the collocation area will be permitted to enter the CLC collocated space only during an emergency, or for annual compliance reviews of the work areas.

                   2.2.28.6.PACIFIC shall ensure that the collocation equipment areas comply with all applicable fire and safety codes.

                                                                   Attachment 10


     1.1.  Technical References.
           1.1.1. PACIFiC shall provide Collocation in accordance with applicable published technical references.

                                 ATTACHMENT 11
                                 -------------
                           PROVISIONING AND ORDERING
                           -------------------------

                                                                   Attachment 11



                               TABLE OF CONTENTS

      Section                                                         Page
      1. Network Deployment                                              1
      2. General Provisioning Requirements                               1
      3. Specific Provisioning Process Requirements                      2
      4. General Ordering Requirements                                   4
      5. Ordering Interfaces                                             4
      6. PACIFIC Provision of Information                                5
      7. Order Format and Data Elements for Individual Network Elements
         AND Combinations                                                5
      8. Performance Requirements                                        7
      9. Account Maintenance                                            12

      Appendix A
            Exhibit 1

                                                                   Attachment 11




                           PROVISIONING AND ORDERING

1.   Network Deployment
     ------------------

     Throughout the term of this Agreement, the quality of the technology, equipment, facilities, processes, and techniques (including, without limitation, such new architecture, equipment, facilities, and interfaces as PACIFIC may deploy) that PACIFIC provides to CLC under this Agreement must be at least equal in quality to that provided by PACIFIC to itself.

2.   General Provisioning Requirements
     ---------------------------------

     2.1. Subject to the requirements of Attachment 6, CLC may order Network Elements either individually or in any combination. Combinations ("Combinations") consist of multiple Network Elements to enable CLC to provide service in a geographic area or to a specific customer and that are placed on the same order by CLC. To the extent that Combinations or unbundled Network Elements are related and logically associated with one another, Combinations may be ordered with a single order.

     2.2. PACIFIC shall provide all provisioning services to CLC during the same business hours that PACIFIC provisions similar services for its end user customers. Currently, those hours are Monday through Friday from 8:00 a.m. to 5:30 p.m. PST. CLC may request PACIFIC to provide Sunday, holiday, and/or off-hour provisioning services. If CLC requests that PACIFIC perform provisioning services at times or on days other than as required in the preceding sentence, PACIFIC shall provide CLC a quote for such services, consistent with PACIFIC's rates and terms for similar services to PACIFIC's end user customers, at the rates set forth in Attachment 8. If CLC requests any service for which a quote is not set forth in Attachment 8, PACIFIC will provide CLC a quote based on state wide average rates for the services performed. If CLC accepts PACIFIC's quote, PACIFIC shall perform such provisioning services.

     2.3. PACIFIC's LISC is the Single Point of Contact (SPOC) for all ordering contacts and order flow involved in the purchase of Network Elements or Combinations. The SPOC shall provide an electronic interface twenty-four (24) hours a day, seven (7) days a week for all ordering order flows at parity with that PACIFIC provides to itself or affiliates. Currently, several systems are less than twenty-four
           (24) hours per day seven (7) days per week. These systems, without limitation, and their current hours, are as follows:

           2.3.1. CESAR/CLEO, Monday through Friday 7 am to 11 PM, Saturday 7 AM through 5 PM

           2.3.2.  PREMIS, Monday through Saturday 6 AM through 11 PM

           2.3.3.  BOSS, Monday through Saturday 6 AM through 11 PM

           2.3.4. SORD, Monday through Friday, 6 AM through 11 PM, Saturday 6 AM through 7 PM

                                                                   Attachment 11


           2.3.5.  Scheduled Maintenance, one Sunday per month

           2.3.6. Scheduled changes to all systems, e.g., CESAR 7 PM every third Wednesday, etc.

     2.4. The SPOC shall also provide to CLC a toll-free nation-wide telephone number (operational during the same hours as PACIFIC provides to its own end user customers, currently from 8:00 a.m. to 5:30 p.m., Monday through Friday) which will be answered by capable staff trained to answer questions and resolve problems in connection with the provisioning of Local Service, Network Elements or Combinations.

     2.5. PACIFIC and CLC shall mutually agree upon interface contingency and disaster recovery plans for the ordering and provisioning of Local Service, Network Elements or Combinations.

     2.6. PACIFIC will recognize CLC as the customer of record of all Network Elements or Combinations ordered by CLC and will send all notices, invoices and pertinent information directly to CLC.

3.   Specific Provisioning Process Requirements
     ------------------------------------------

     3.1. Subject to Attachment 6, when CLC orders the LSNE (either individually or as part of a Combination), CLC may also obtain all currently deployed features and functions from the specified PACIFIC switch. If CLC requests a feature or function that is technically available but not deployed in a particular switch, PACIFIC shall provide CLC a quote pursuant to Section 1.6 of Attachment 6. If CLC accepts the quote, PACIFIC shall deploy the feature pursuant to the time frames and charges set forth in the quote. In the event that the parties cannot agree on the deployment of, or price for such features CLC may seek Alternative Dispute Resolution pursuant to Attachment 3 of the Agreement.

     3.2. When requested by CLC and at CLC's option, PACIFIC will schedule installation appointments (PACIFIC employee dispatch) with PACIFIC's representative on the line with CLC's representative or provide CLC access to PACIFIC's scheduling system through a mutually agreed upon Electronic Interface. PACIFIC will provide appropriate training to all PACIFIC employees who may communicate, either by telephone or face-to-face, with CLC Customers. Such training shall instruct the PACIFIC employees not to disparage or discriminate against CLC, its products or services and shall comply with the branding requirements of this Agreement.

     3.3. Upon request from CLC, PACIFIC will provide an intercept referral message for LSNE that includes any CLC telephone number on the same basis as such service is available for similarly situated PACIFIC customers, and PACIFIC will provide directory updates at the next publication. This intercept referral message shall be approved by CLC and shall be similar in format to the intercept referral messages currently provided by PACIFIC for its own end-users. Custom messages or extension in duration of the referral shall be subject to the charges set forth in Attachment 8.

                                                                   Attachment 11


     3.4. PACIFIC will provide CLC with a Firm Order Confirmation (FOC) for each order, within four (4) Business hours of PACIFIC's receipt of each accurate and complete electronically submitted order. In the absence of an electronically submitted order, the time frame for a FOC for manually received orders will be as mutually agreed. In the case of a Network Elements or Combinations, the FOC must contain an enumeration of CLC's ordered Network Elements or Combinations (and the specific PACIFIC naming convention applied to that Network Element or Combination), features, options, physical interconnection, quantity, and PACIFIC commitment date for order completion (Committed Due Date).

     3.5. Upon completion of the order, PACIFIC will provide CLC electronically (unless otherwise notified by CLC) with an Order Completion per order that states when that order was completed. PACIFIC shall respond with specific order detail as enumerated on the FOC and shall state any additional charges (e.g., Time and Cost charges) up to a previously agreed upon limit associated with that order.

     3.6. For new Network Elements developed based on Section 1.6 of Attachment 6, the Parties will mutually agree on the testing to be used.

     3.7. When CLC electronically orders a Local Service, Network Element or Combination, PACIFIC shall provide notification electronically of any instances when (1) PACIFIC's Committed Due Dates are in jeopardy of not being met by PACIFIC on any Network Element or feature contained in any order for Local Service, Network Elements or Combinations or
           (2) an order contains Rejections/Errors in any of the data element(s) fields. Such notice will be made as soon as the jeopardy or reject is identified. When NDM or EBI is available and CLC elects to place a manual order, PACIFIC may notify CLC of a jeopardy or reject condition via facsimile or telephone call to the CLC contact identified on the order. In all cases, PACIFIC shall concurrently indicate its new committed due date.

     3.8. At CLC's request, PACIFIC will perform co-operative testing with CLC (including trouble shooting to isolate any problems) to test Local Service, Network Elements or Combinations purchased by CLC in order to identify any performance problems identified at turn-up of the service.

     3.9. PACIFIC shall inform CLC if a customer action results in reassignment of an AIN trigger from a CLC AIN application to some other service provider's application. Such notification shall be completed within twenty-four (24) hours of the action via electronic interface as described in the Account Maintenance requirements specified in this Attachment.

     3.10. Testing of AIN based services in PACIFIC's AIN test laboratory will identify feature interactions with existing switch-based or other types of services. PACIFIC will provide CLC with a list of feature interactions uncovered during testing of any services. Disclosure of feature interactions to CLC's end user will be CLC's sole responsibility.

     3.11. PACIFIC shall provision correct AIN triggers based on services ordered by CLC on its provisioning order.

                                                                   Attachment 11


4.   General Ordering Requirements
     -----------------------------

     4.1. Upon CLC's request through a Suspend/Restore Order for LSNE or a Combination containing LSNE, PACIFIC shall suspend or restore the functionality of any Network Element or Combination to the extent technically feasible. PACIFIC shall implement any restoration priority on a per Network Element or Combination basis in a manner that conforms with CLC requested priorities and any applicable regulatory policy or procedures. The charges for a Suspend/Restore are set forth in Attachment 8.

     4.2. PACIFIC shall provide to CLC the functionality of blocking calls e.g., 900, 976 or international calls) by line.

     4.3. Subject to Section 271(e)(2)(B), when intraLATA presubscription is permissible in California, when ordering a Local Switching Element, CLC may order from PACIFIC separate interLATA and intraLATA routing (i.e., 2 PICs where available) on a line.

     4.4. As directed by CLC, when CLC orders a Network Element or Combination, all pre-assigned trunk or telephone numbers currently associated with that Network Element or Combination shall be retained, if directed by CLC, without loss of feature capability and without loss of associated Ancillary Functions including, but not limited to, Directory Assistance and 911/E911 capability, unless technically infeasible.

     4.5. When CLC orders Network Elements or Combinations that are currently interconnected and functional, such Network Elements and Combinations will remain interconnected and functional without any disconnection or disruption of functionality. This shall be known as Contiguous Network Interconnection of network elements. There shall be no additional charge for such interconnection.

5.   Ordering Interfaces
     -------------------

     5.1. PACIFIC shall provide to CLC an Electronic Interface (EI) for transferring and receiving orders, FOCs, Service Completions, and other provisioning data and materials as set forth in Appendix A and at the rates set forth in Attachment 8.

     5.2. When ordering a LSNE, subject to the implementation schedule in this Agreement, CLC's representatives will have real-time access to PACIFIC customer information systems which will allow the CLC representatives to perform the following tasks:

           5.2.1. Obtain customer service record, including customer name, billing and service address, billing telephone number(s), current participation in Voluntary Federal Customer Financial Assistance Program if available, Telephone Relay, and other similar services, and identification of PACIFIC features and services subscribed to by customer. CLC will provide PACIFIC with the written approval of residential customers or, in the case of a business customer, CLC will provide a written request indicating that CLC has the customer's consent, in each case for the release of and identification of PACIFIC-provided features and services;

                                                                   Attachment 11


           5.2.2. Obtain information on all features and services available, in end-office where customer is provisioned;

           5.2.3.  Enter the order for the desired features and services;

           5.2.4. Provide an assigned telephone number (if the customer does not have one assigned). Reservation and aging of these numbers remain PACIFIC's responsibility;

           5.2.5.  Establish the appropriate directory listing;

           5.2.6.  Provide service availability dates to the customer;

           5.2.7. Provide information regarding dispatch/installation schedule, if applicable;

           5.2.8. Order local, intraLATA toll and access to long distance service in a single, unified order;

           5.2.9. Suspension, termination, or restoral of service where technically feasible.

6.   PACIFIC Provision of Information
     --------------------------------

           6.1.    PACIFIC shall provide to CLC upon request:

           6.1.1. A list of all services and features technically available from each switch that PACIFIC may use to provide a Local Switching Element, by switch CLLI;

           6.1.2. A listing by street address detail, of the service coverage area of each wire center;

           6.1.3. All engineering design and layout information for each Network Element and Combination, in response to an order for the Network Element or Combination;

           6.1.4. A listing of all technically available functionalities for each Network Element or Combination, in response to an order for the Network Element or Combination; and

           6.1.5. As long as PACIFIC remains the code administrator for California, notice of any NPA relief planning meetings so that CLC may participate in those meetings to reach industry consensus on NPA code relief.

7.   Order Format and Data Elements for Individual Network Elements AND
     Combinations

     7.1. In ordering Network Elements or Combinations, CLC and PACIFIC will utilize standard industry order formats and data elements developed by the Alliance for Telecommunications Industry Solutions (ATIS), including without limitation the

                                                                   Attachment 11


           Order and Billing Forum (OBF). Industry standards do not currently exist for the ordering of all Network Elements or Combinations. Therefore, until such standards industry order formats and data elements are developed by the ATIS for a particular Network Element or Combination, CLC and PACIFIC will mutually agree to a format to be used to address the specific data requirements necessary for the ordering of those Network Elements or Combinations. There currently exist OBF formats for INP and the following Network Elements: Links, Ports, and Transport. When an ATIS standard or format is subsequently adopted, the Parties will use such standard or format in lieu of any standard or format set forth in this Attachment, unless the Parties mutually agree to continue to use the standard or format set forth herein.

     7.2. CLC and PACIFIC shall agree upon the appropriate ordering and provisioning codes to be used for each Network Element or Combination. These codes shall be known as data elements.

     7.3. Each order for a Network Element or a Combination will contain the following order-level sections, as defined by the OBF or as mutually agreed to by the Parties: Administration, Bill, Contact, and End User Information, e.g. Local Service Request (LSR) form, Access Service Request (ASR) form, End User Information (EU) form.

     7.4. In the absence of an implemented industry standard, the parties will mutually agree on the ordering vehicle, either ASR or LSR, based on the direction of the industry standards being developed, generally 90 days in advance of placing the first order. Currently, the LSR ordering standards and process seem to be in support of "customer-specific" elements, e.g., local loops whereas ASR ordering standards and processes are being used to support "network type" elements, e.g., interoffice transport.

     7.5. When ordering a Network Element (individually or as part of a Combination), the interconnection and functionality internal to that Network Element will not be specifically ordered by CLC and will automatically be provided by PACIFIC. For example, when ordering the element DT (Dedicated Transport), the use of Digital Cross Connects that might be necessary to provide the connectivity between two interconnection locations will not be described on CLC's order.

     7.6. CLC may purchase Network Elements either individually or in combinations. Combinations of Contiguous Network Elements can be ordered (i) on a case-by-case basis for those Network Elements that are customer-specific; or (ii) on a common-use basis for those Network Elements that are shared by multiple customers.

     7.7. When ordering either customer-specific or common-usage Combinations, CLC may specify the functionality of that Combination without the need to specify the configuration of the individual Network Elements needed to perform that functionality. For example: CLC may also choose to purchase from PACIFIC a loop and switching Combination which would be comprised of the Network Elements Local Loop and Local Switching. This Combination would allow CLC to purchase switching features (such as CLASS features) and functionalities on a per-customer basis.

                                                                   Attachment 11


     7.8. Prior to providing local service using unbundled Network Elements or Combinations in a specific geographic area or when CLC requires a change of network configuration, CLC may place an order with PACIFIC requiring PACIFIC to prepare certain common-usage elements and functionalities for CLC. CLC has identified one possible set of these elements and functionalities as the Local Switching Conditioning Combination. This Combination may be comprised of all or some of the following individual Network Elements: LS (Local Switching), CT (Common Transport), SS (Signal Transfer Points), DB (SCPs/Databases) and TS (Tandem Switching). In order to provide these Network Elements and their respective functionalities to CLC, PACIFIC shall prepare its network for CLC's use of these common elements by readying each necessary switch.

     7.9. CLC may also use unbundled Network Elements to originate and terminate toll traffic. CLC has identified the following two Combinations which will allow such functionality: Toll Traffic Combination 1 which is comprised of the Network Elements DT (Dedicated Transport) and LS (Local Switching); and Toll Traffic Combination 2 which is comprised of DT (Dedicated Transport), TS (Tandem Switching), CT (Common Transport), and LS (Local Switching).

     7.10. There are many additional Combinations which CLC may choose to order from PACIFIC.

8.   Performance Requirements
     ------------------------

     8.1. Provisioning Intervals: Basic, Assured and ISDN/XDSL Links are provided within the same period of time PACIFIC provisions its like exchange service at that time in the same area using similar facilities requiring field work (wiring). When available, 4-wire Digital Links will have intervals identical to the intervals for PACIFIC's provisioning of its own hi-cap services. Intervals for a project (20 or more lines to a single end user MPOE on a single service request) are established on a negotiated interval basis between CLC and PACIFIC's Interconnection Services Center ("ISC").

     8.2. Local Interconnection and Local Switching trunks (associated with Options A, B and C) will be provided in the same interval as offered for switched access (FG-B & FG-D) trunks.

     8.3. LSNE Option A (translations) will be offered at the interval as stated in Table A. LSNE Options B and C will be offered on a negotiated, individual case basis (ICS). Tandem Switching Option 1 and Option 2 (translations) will be offered with the intervals stated in Table A. Tandem Switching Option 3 will be negotiated on an individual case basis (ICB).

     8.4. SS7 Port, including screening translations, will be offered on a project specific interval. SS7 Transport will be offered with intervals as stated in Table A.

     8.5. LIDB/800 database access (DB) is provided on a per call basis with appropriate SS7 interconnection. No additional interval is required.

     8.6. Standard Service Coordination. Link Service will be provided on the due date and, if requested, will be provided during a 4-hour window (either 8 a.m. to 12

                                                                   Attachment 11


           p.m. or 1 p.m. to 5 p.m.). The disconnection of service on a line to the connection of the Link to the CLC collocation arrangement or transport is 15 minutes. Additional service coordination is charged as additional labor billing per PACIFIC's Schedule Cal. P.U.C. Tariff No. 175-T, Section 13. Links are normally provisioned from 8 a.m. to 5 p.m. Monday through Friday.

           Project Service Coordination. The following coordination procedures apply only to Basic Links ordered as a project (20 or more lines to a single end user MPOE on a single service request): On each Link order in a Wire Center, CLC will contact PACIFIC and the Parties will agree on a cutover time at least two business days before that cutover time. The cutover time will be defined as a two (2) hour window (normally provisioned from 8 a.m. to 5 p.m. Monday through Friday), within which both the CLC and PACIFIC personnel will make telephone contact to begin the cutover activity. Coordination for Basic Links meeting the definition of a project (in this paragraph) will be provided by the Parties at no charge.

           Within the appointed two (2) hour cutover time, the CLC person will call the ISC and when the ISC is reached in that interval such work will begin. If the CLC person fails to call or is not ready within the appointed interval and if CLC had not called to reschedule the work at least two hours prior to the start of the interval, CLC and PACIFIC will reschedule the work order and CLC will pay the nonrecurring charge for the Link or Links scheduled for the missed appointment. In addition, nonrecurring charges for the rescheduled appointment will apply.

           If the ISC is not available or not ready when the CLC person calls during the two (2) hour interval, CLC and PACIFIC will reschedule and PACIFIC will waive the nonrecurring charge for the Link or Links scheduled for that interval and the rescheduled installation. The standard time expected from disconnection of service on a line to the connection of the Link to the CLC collocation arrangement or transport is 15 minutes. Delays caused by the customer are the responsibility of CLC.

     8.7. Expedite Requests. Within two (2) business hours of receiving an expedite request for Local Service, Network Elements, or combinations of Network Elements, or at a mutually agreed to interval, PACIFIC will use reasonable effort to notify CLC of PACIFIC's confirmation to complete, or not complete, the order within the expedited interval.

     8.8. Once an order for Local Service, Network Elements, or combinations of Network Elements has been issued by CLC and CLC subsequently requires a new due date that is earlier than the committed due date, CLC will issue a modified order to expedite the prior order. PACIFIC will use reasonable efforts to notify CLC within four (4) business hours of its confirmation to complete, or not complete, the order requesting the new due date.

     8.9. CLC and PACIFIC will agree to mutual escalation procedures and contacts. Each Party shall notify the other Party of any modifications to these contacts within one (1) week of such modifications.

     8.10. CLC may request intervals that vary from the specified intervals PACIFIC provides to itself or to its affiliates when technically feasible. CLC agrees to pay incremental costs associated with such varying intervals as mutually agreed by

                                                                   Attachment 11


           the Parties. If other CLCs are receiving comparable intervals, CLC should be charged comparable rates for comparable intervals or service.


           Table A           PROVISIONING INTERVALS FOR UNE

     9. Where comparable retail products or services exist in PACIFIC, PACIFIC will report provisioning performance monthly as defined in Attachment 17, Parity of Service Performance (these measures will be reflected in Attachment 17 within 30 days of the first order for
           UNE). Where a comparable retail product or service does not exist, the stated or [CB interval will be used.

                                                             Attachment 11

--------------------------------------------------------------------------
      UNE                  Comparable Measure                      Example
--------------------------------------------------------------------------
LOOP
--------------------------------------------------------------------------
Basic Exchange
--------------------------------------------------------------------------
      Business         Fieldwork Resale/Resail Business              3-5bd
                       Access Line New Install
     Residence         Fieldwork Resale/Retail                       4-8bd
                       Residence Line New Install
   Four Wire           Voice grade private line - retail           12-13bd
     ISDN              BRI ISDN - Retail w/o design                   10bd
                       PRI ISDN & BRI w/design - Retail              15bd
      DS1              DS1 HiCap - Retail                          10-12bd
--------------------------------------------------------------------------
LS
--------------------------------------------------------------------------
Local Switch
Port
--------------------------------------------------------------------------
Business               Non-Fieldwork Resale/Retail                   1-2bd
                       Business Access Line New Install
Residence              Non-Fieldwork Resale/Retail    (less than sign) 2bd
                       Residence Line New Install
Local Switch           Switch Access FG B&D                           30bd
Trunks
(Opt A, B, or C)       Stated Interval (per central office)           45bd
LSNE Opt A             Project-specific interval                       ICB
LSNE Opt B&C
--------------------------------------------------------------------------
DT
--------------------------------------------------------------------------
DS0, DS1, T1.5         New Install Retail DS0, DS1, T1.5           DSO 12-
                       Dedicated Line                                 13bd
STS-1, DS3/T3          New Install Retail STS-1, DS3, T3      DS1/T1.5 10-
                       Dedicated Line                                 12bd
OC-3,+                 New Install Retail OC-3,+                 ICB based
                       Dedicated Line                          on facility
                                                              availability
                                                                 ICB based
                                                               on facility
                                                              availability
--------------------------------------------------------------------------
SS
--------------------------------------------------------------------------
SS7 Port               New Install of a SS7 Port including         Project
                       Screening - Project Specific               Specific
                       Interval
--------------------------------------------------------------------------
SL
--------------------------------------------------------------------------
SS7 Transport          New Install of a SS7 A or D Link            23-28bd
--------------------------------------------------------------------------
DB
--------------------------------------------------------------------------
LIDB/800               If SS7 interconnection is                      23bd
Database               established with LIDB/800 query
Access                 access, no additional interval is
                       required. If SS7 interconnection is
                       established and LIDB/800 was
                       part of the original questionnaire,
                       then a translation only order will
                       apply; if not included, then the
                       SS7 Port interval will apply.
--------------------------------------------------------------------------

                                                             Attachment 11

--------------------------------------------------------------------------
      UNE                  Comparable Measure                      Example
--------------------------------------------------------------------------
TS
--------------------------------------------------------------------------
Tandem                 Switched Access FGB and FGD
Switching -            Trunk Order Interval if Tandem                 6wks
Trunks                 Configuration is in place                      60bd
(TS Standard)          Stated Interval                             Project
TS Option 1&2          Project specific interval                  Specific
TS Option 3
--------------------------------------------------------------------------

                                                                   Attachment 11


9.   Account Maintenance

     PACIFIC and CLC agree to the following account maintenance procedures:

     9.1  OUTPLOC Transaction Feed
          OUTPLOC means when a CLC Local Service or LSNE changes from CLC local exchange service to another local exchange carrier. PACIFIC will notify CLC using a 4205 or 2233 CARE-like electronic record when a customer changes from CLC Local to a new Local Service provider. PACIFIC will provide 4205 or 2233 CARE-like records six days a week, Monday - Friday (Saturday (when change activity occurs), via the CONNECT:Direct interface. Electronic records will be sent within twenty-four (24) hours of the switch being provisioned for the customer change. CLC understands that PACIFIC may send other CARE-like electronic records on CLC Local customers.

     9.2  Change Request Implementation

          PACIFIC will cease billing CLC effective as of the date of the customer's change request. If there is a delay in PACIFIC's implementation of the customer's change request, PACIFIC will issue a credit to CLC for any amounts billed to CLC with respect to that customer following the date of the customer's change request.

     9.3  Use of Service Order for PIC-only Change

          When a CLC Local Customer contacts CLC Local only to request a change of Primary lnterexchange Carrier (PIC) from one IEC to another IEC, PACIFIC will accept the PIC-only change request from CLC local on the current service order feed. PACIFIC will charge its current tariffed rate applicable to PIC-only changes.

     9.4  IEC PIC Change Request

          PACIFIC will not accept a PIC change request from a Long Distance carrier for CLC Local customers. PACIFIC will return such requests to the IEC indicating CLC's Operating Company Number (OCN) on the industry standard 3148 record.

                                                       Attachment 11, Appendix A

1.   Preordering

     1.1. Transaction -Based Information Exchange

          The Parties agree that preordering information exchange will be transmitted over the same agreed upon interfaces according to the same content definition for both resold PACIFIC services and those provided using UNE.

     1.2. Initial Systems

          CLC will utilize CLEO and various manual methods agreed upon by the Parties for preordering information exchange. Additional enhancements to CLEO will be mutually coordinated between the Parties to ensure full use of the capabilities when implemented on a mutually agreeable schedule.

     1.3. Long Term Systems

          CLC and PACIFIC agree to use best faith efforts to adopt all Industry mechanized interface standards evolving from standards bodies such as ATIS/OBF/TCIF on the most timely mutually agreed upon schedule. CLC and PACIFIC may develop and/or adopt already existing proprietary methods of data exchange such as, but not limited to, preorder items listed in Section 4 if industry standard definitions are not in place.

          CLC and PACIFIC will translate preordering data elements used in their internal processes into the agreed upon forms, and Electronic Data Interchange (EDI).

2.   Orderinq and Provisioning

     2.1. CLC Resells PACIFIC Telecommunications Service(s)

          The exchange of information relating to the ordering and provisioning of local service, when CLC is the customer of record for the resold service(s), will be based on the most current industry order formats and data elements developed in the ATIS/Ordering and Billing Forum
          (OBF).

          2.1.1.  Initial Systems

                  Except as provided in Exhibit 1, PACIFIC will provide CLC, on or before the Effective Date, with an electronic interface known as Resale Mechanized Interface (RMI) for transmitting and receiving Service Requests and related information such as Firm Order Confirmations (FOC), Jeopardies, Rejects, and Completions. CLC and PACIFIC will translate necessary data elements used in their internal processes into mutually agreeable file formats and record layouts. CLC and PACIFIC will develop a mutually agreeable schedule for transmissions throughout the day using an agreed upon file transfer protocol.

                  2.1.1.1. For the ordering of products not supported by RMI, PACIFIC will provide CLC with other technologies mutually agreed to by the Parties.

          2.1.2.  Long Term Systems

                                                       Attachment 11, Appendix A


               As soon as possible after the Effective Date and no later than the "Details Specifications Agreed to Date" as set forth in
               Exhibit 1, CLC and PACIFIC will use their best efforts to agree to detailed specifications for upgrading the ordering information exchange mechanism according to the Telecommunications Industry Forum (TCIF) for Electronic Data Interchange (EDI). CLC and PACIFIC mutually agree that the information exchange will be forms based, including the use of the Local Services Request
               (LSR) Form, the End User Information Form and the Resale Information Form developed by the OBF. CLC and PACIFIC will use a mutually agreeable X.25 or TCP/IP based transport network for exchange of transactions. CLC and PACIFIC will translate ordering and provisioning requests originating in their internal processes into agreed upon forms and EDI transactions. Provided that the "Detailed Specifications Agreed To Date" is met and no additional specifications or changes in specifications are required by law, PACIFIC will use its best efforts to implement this upgrade by the applicable "Start Date" specified in Exhibit 1.

     2.2. CLC Provides Service Using PACIFIC Unbundled Network Elements

          2.2.1.  Ordering Process and Forms

                  CLC and PACIFIC will use two types of orders, an Infrastructure Provisioning order and a Customer Specific Provisioning order to order and provision Network Elements and Combinations.

                  The Infrastructure Provisioning Footprint order notifies PACIFIC of the common use (across CLC Retail Customers) Network Elements and Combinations that CLC will require, and identifies the geographic area CLC expects to serve through the Network Elements and Combinations ordered. PACIFIC and CLC will mutually agree on necessary modifications to the existing ordering process and forms used for Exchange Access products until the ATIS/OBF has adopted an acceptable alternative method. In addition PACIFIC will accept a modified version of the Translation Questionnaire (TQ) Form adopted by the OBF. The modified TQ will be sent to PACIFIC, and PACIFIC will modify the routing tables for its end offices to accommodate the treatment of customer calling associated with the combination of Network Elements and Combinations that CLC is employing to deliver service. CLC will provide the Infrastructure Footprint Order and all associated ASR forms. PACIFIC will accept delivery of the Infrastructure Provisioning Forms through the ASR process.

                  The customer specific provisioning order will be based upon OBF LSR Forms. PACIFIC agrees that the information exchange will be forms based using the Local Service Request Form, End User Information Form, Loop Element Form (formerly Loop Service form), and Switch Element Form (formerly Port Form) developed by the OBF. Such customer specific elements include, but are not limited to, the customer loop, the network interface device, the customer dedicated portion of the local switch, and any combination thereof.

          2.2.2.  Initial Systems

                                             Attachment 1 1 , Appendix A


                  PACIFIC will provide CLC, on the schedule specified in Exhibit 1, with an Electronic Interface known as the Network Data Mover (NDM) for transmitting and receiving Service Requests and related information such as FOCS, Jeopardies, Rejects, and Completions. CLC and PACIFIC will translate necessary data elements used in their internal processes into mutually agreeable file formats and record layouts. CLC and PACIFIC will develop a mutually agreeable schedule for transmissions throughout the day using an agreed upon file transfer protocol. The Parties will agree upon a method of communicating this information in an UNE environment if different than identified above.

          2.2.3.  Long Term Systems

          --------As soon as possible after the Effective Date and in no event after the "Detailed Specifications Agreed To Date" as set forth in Exhibit 1, CLC and PACIFIC will use their best efforts to agree to detailed specifications for upgrading the ordering information exchange mechanism according to the Telecommunications Industry Forum (TCIF) for Electronic Data Interchange (EDI) for the Customer Specific Provisioning orders. The information exchange will be forms based. CLC and PACIFIC will use a mutually agreeable X.25 or TCP/IP based transport network for exchange of transactions. CLC and PACIFIC will translate ordering and provisioning requests originating in their internal processes into the agreed upon forms and EDI transactions. Provided that the "Detailed Specification Agreed To Date" is met and no additional specifications or changes in specifications are required by law, PACIFIC will use its best efforts to implement this upgrade by the applicable "Start Date" specified on Exhibit 1.

3.   Testing and Acceptance

     CLC and PACIFIC agree that no interface will be represented as either generally available or as operational until end-to-end functionality testing, as agreed to in a Joint Implementation Agreement or other mutually acceptable document are completed to the satisfaction of both Parties. The intent of the end-to-end functionality testing is to establish, through the submission and processing of test scenarios, that transactions agreed to by CLC and PACIFIC will successfully process, in a timely and accurate manner, through both Parties' support of OSS as well as the interfaces. PACIFIC will provide documentation to assure the ability to handle the expected load, such as system simulation models. The testing will include the use of mutually agreeable test transactions, designed to represent no less than 95 percent of the transaction types that CLC expects to send and receive through the interface undergoing end-to-end testing. In addition, CLC and PACIFIC will establish either a mutually agreeable testing environment or an audit process sufficient to demonstrate that the interfaces established between CLC and PACIFIC have the capability and capacity to exchange busy period transaction volumes reasonably projected to occur during the forward-looking twelve month period following implementation of the interface. The test environment or audit process, which ever is utilized, must validate that PACIFIC can accept and process the anticipated busy period load without degradation of overall end-to-end performance of the information exchange delivered to CLC even when other CLC transactions are simultaneously processed by PACIFIC. Before testing begins, the Parties will mutually agree upon testing entrance and exit criteria.

                                                       Attachment 11, Appendix A

4.   Joint implementation Agreement Development

     CLC and PACIFIC recognize that this Attachment is not sufficient to fully resolve all technical and operational details related to the interfaces described. Therefore, CLC and PACIFIC agree to document the additional technical and operational details in the form of a Joint Implementation Agreement (JIA). The JIAs for each interface will become a legally binding addendum to this Attachment. These JIA may be modified over the course of this Agreement without subjecting the balance of the Agreement to renegotiation or modification. Both Parties further agree that any technical, operational or implementation issues, once identified at the working team level, may be escalated by the initiative of either Party thirty (30) days after an issue is identified if no plan for resolution has been agreed to. The escalation will proceed first to the senior management of each company who will seek to resolve the issue. If an issue is not resolved within thirty days following receipt of the issue by senior management, either Party may submit the issue to the dispute resolution procedures of Attachment 3 for binding resolution. In addition, CLC and PACIFIC will document both a topical outline for the JIAs as well as establish a schedule for identifying, discussing, resolving and documenting resolution of issues related to each aspect of the JIA topical outline for each interface discussed in this document. In no case, will either end-to-end integrity testing or load testing begin without both Parties mutually agreeing that each interface JIA documents the intended operation of the interface scheduled for testing. Any issues identified and subsequently resolved through either the end-to-end integrity or load testing processes will be incorporated into the impacted interface JIA within thirty (30) days of issue resolution.

                                            Attachment 11, Appendix A, Exhibit 1

                           OPERATION SUPPORT SYSTEMS
                           -------------------------
                             Implementation Dates
                             --------------------

PROCESS                              INITIAL SYSTEMS        START DATE
-------                              ---------------        ----------

Ordering:
--------

Total Service Resale:
Residence Basic                          RMI/NDM            currently available (2/97 - CLC)
Business - S/M Line                      RMI/NDM            currently available (2/97 - CLC)
Directory - stand alone order            RMI/NDM            currently available (2/97 - CLC)
E911 - stand alone order                 NENA               currently available (2/97 - CLC)

NOTE: Product implementation dates include Directory and E911

                                            Attachment 11, Appendix A, Exhibit 1

                           OPERATION SUPPORT SYSTEMS
                             Implementation Dates

PROCESS                           LONG TERM SYSTEM     "DETAILED SPECIFICATION         START DATE
                                                         AGREED TO BY " DATE
Ordering:

Total Service Resale:                                            **                        **
Residence Basic: "As Is",               EDI                      **                        **
"As Specified", Changes,                EDI                      **                        **
Disconnects, New, Move                  EDI                      **                        **
Business: S/M Line, PBX trunk           EDI                      **                        **
Business: Centrex and ISDN              EDI                      **                        **
Directory - stand alone order           EDI                      **                        **
E911 - stand alone order                NENA             currently available       currently available

NOTE: Product implementation dates include Directory and E911.

NETWORK ELEMENTS

-Customer Specific: local loop          EDI                      **                        **
unbundled local switching,                                       **                        **
combined unbundled local                                         **                        **
switching and local loop.                                        **                        **

-"Footprint"                          ASR/NDM

*All dates are tentative awaiting Industry Standards. Barring Industry Standards, the parties will mutually agree upon the dates below or revise dates as necessary.

**"Detailed Specification Agreed to By Date" and "Start Dates" will be the same as those made available to other CLCs or, upon dates thereafter, as mutually agreed by the Parties. Upon request, Pacific will provide its current schedule OSS implementation dates to

                                                                          Page ?

                                            Attachment 11, Appendix A, Exhibit 1

                           OPERATION SUPPORT SYSTEMS
                           -------------------------
                             Implementation Dates
                             --------------------


Pre-Ordering (All Resale and Network Elements)
----------------------------------------------

Feature Availability                         EDI           *             *
RACF Nbr.                                    EDI           *             *
         *                                   EDI           *             *
Address Verify                               EDI           *             *

Telephone Number Assign
Basic Exchange                               EDI           *             *
Single Line ISDN                             EDI           *             *
COPT Lines                                   EDI           *             *
All Other Products                           EDI           *             *

CSRs                                         EDI           *             *
Appointments Scheduling                      EDI           *             *
(New connects, basic exchange,
connects basic local loop)
Centrex Facility Availability                EDI           *             *
Connected Facility Availability              EDI           *             *
(for basic resale or basic loop)
DID Service Inquiry                          EDI           *             *


  *"Detailed Specification Agreed to By Date" and "Start Dates" will be the same as those made available to other CLCs or, upon dates thereafter, as mutually agreed by the Parties. Upon request, Pacific will provide its current schedule OSS implementation dates to CLC.

                                 ATTACHMENT 12
                                 -------------
                                  MAINTENANCE
                                  -----------

                                                                   Attachment 12



                                  MAINTENANCE
                                  -----------



1. PACIFIC shall provide repair, maintenance, testing and surveillance for all Local Services and unbundled Network Elements and Combinations in accordance with the terms and conditions of this Attachment.

2. PACIFIC and CLC shall mutually agree on appropriate maintenance standards for all Local Services and unbundled Network Elements and Combinations ordered under this Agreement. Such maintenance standards shall include, without limitation, standards for testing, network management, call gapping, and notification of upgrades as they become available. Such maintenance standards shall be set forth in Attachment 17 to this Agreement.

3.   Maintenance and Repair Functions
     --------------------------------

     3.1.  Initial Electronic Bonding Interface Functions

           Within ninety (90) days of the effective date of this Agreement, the Parties will meet to agree upon dates and a schedule to implement EBI, consistent with ATIS industry standards, to enable CLC to perform any necessary maintenance and repair functions, including the ability to enter a new trouble ticket into the PACIFIC maintenance system for a CLC Customer; the ability to retrieve and track current status on all CLC Customer repair tickets; the ability to schedule maintenance appointments by day and time on a real-time basis and the ability to verify that the trouble as been resolved by work completed on the Customer's premises to the Minimum Point of Entry (MPOE) (collectively "EBI Functions"). Prior to implementation of EBI, PACIFIC will offer CLC the use, at CLC's option, of two interim interfaces for the performance of EBI Functions: (i) an 800 number and (ii) access to PACIFIC's Service manager (PBSM) system. PACIFIC will structure these interim interfaces so that CLC will be able to perform all EBI Functions on an interim basis using the 800 number and the majority of the EBI using PBSM.

     3.2   Additional Maintenance Functions
           --------------------------------
           Prior to the development of ATIS standards for adding to EBI (a) the ability to retrieve MLT results, (b) the ability to retrieve "Dispatch In-Dispatch Out" codes, and (c) the ability to retrieve all applicable time and material charges at the time of ticket closure (itemized by customer for each repair incident to show time spent, nature of trouble, how trouble was resolved, charges for individual items such as materials, if any, and total charges) (collectively "Maintenance Functions"), PACIFIC and CLC will mutually agree on a process to accomplish CLC's request for the Maintenance Functions on an interim, pre-EBI basis, and the cost, if any, to provide the Maintenance Functions.

4.   EBI Implementation
     ------------------

     4.1. Maintenance and repair information exchange relating to all Local Services, Network Elements and Combinations provided under this Agreement will be transmitted over the same interface according to the same content definition. CLC and PACIFIC will, for the purpose of exchanging fault management information, establish an EBI, based upon ANSI standards Tl.227-1995 and Tl.228-1995, and Electronic Communication

                                                                   Attachment 12


           Implementation Committee (ECIC) Trouble Report Format Definition
           (TRFD) Number 1 as defined in ECIC document ECIC/TRA/95-003, and all standards referenced within those documents. The parties agree to adopt for EBI the functions currently implemented for reporting access circuit troubles. These functions include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification and Cancel Trouble Report, all of which are fully explained in clauses 6 and 9 of ANSI T1.228-1995.

     4.2. CLC and PACIFIC will exchange requests over a mutually agreeable X.25 based network or, if both CLC's and PACIFIC's platforms are capable, a mutually agreeable TCP/IP based network may be employed. CLC and PACIFIC will translate maintenance requests or responses originating in their internal processes into the agreed upon attributes and elements. Both parties agree to complete mutually consistent translations and proceed to systems readiness testing that will result in a fully operational interface for local service delivery within a mutually agreed upon schedule. Changes to Network Operations Forum (NOF), ECIC or T1M1 standards, to the extent local service maintenance and repair are affected, will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than one (1) year beyond the date of initial closure by the relevant ATIS committee or subcommittee.

5. In the event a PACIFIC employee misses a scheduled repair appointment on behalf of CLC, PACIFIC will notify CLC within one (1) hour of the missed appointment, either by EBI or by telephone.

6. PACIFIC technicians shall provide repair service to CLC Customers that is equal in quality to that provided to PACIFIC customers. Trouble calls from CLC shall receive response time priority that is at least equal to that of PACIFIC customers and shall be handled on a "first come first served" basis regardless of whether the customer is a CLC Customer or a PACIFIC customer. Prior to EBI, CLC may ask PACIFIC to reprioritize a CLC customer trouble report among CLC's other customer trouble reports and PACIFIC will reprioritize CLC's various customer reports as requested by CLC, if possible.

7. PACIFIC shall provide CLC with the same scheduled and non-scheduled maintenance, including, without limitation, required and recommended maintenance intervals and procedures, for all Local Services, Network Elements and Combinations provided to CLC under this Agreement that it currently provides for the maintenance of its own network. PACIFIC shall provide CLC at least ten (10) business days advance notice of any scheduled maintenance activity which may impact CLC Customers. Scheduled maintenance shall include, without limitation, such activities as switch software retrofits, power tests, major equipment replacements and cable rolls.
     Plans for scheduled maintenance shall include, at a minimum, the following information: location and type of facilities, specific work to be performed, date and time work is scheduled to commence, work schedule to be followed, date and time work is scheduled to be completed and estimated number of work-hours for completion.

8. PACIFIC shall advise CLC of non-scheduled maintenance, testing, monitoring, and surveillance activity to be performed by PACIFIC on any Network Element, including, without limitation, any hardware, equipment, software, or system providing service functionality which may potentially impact CLC Customers. PACIFIC shall provide the maximum advance notice of such nonscheduled maintenance and testing activity possible, under the circumstances; provided, however, that PACIFIC shall provide emergency maintenance as promptly as possible to maintain or restore service and shall advise CLC promptly of any such actions it takes.

                                                                   Attachment 12


9. PACIFIC shall provide CLC with a detailed description of any and all emergency restoration plans and disaster recovery plans, however denominated, which are in place during the term of this Agreement. Such plans shall include, at a minimum, the following: (i) procedures for prompt notification to CLC of the existence, location, and source of any emergency network outage potentially affecting a CLC Customer, via the EBI to be established pursuant to Sections 3 and 4; (ii) establishment of a single point of contact responsible for initiating and coordinating the restoration of all Local Services and Network Elements or Combinations;
     (iii) methods and procedures to provide CLC with real-time access to information relating to the status of restoration efforts and problem resolution during the restoration process; (iv) methods and procedures for reprovisioning of all Local Services and Network Elements or Combinations after initial restoration; (v) equal priority, as between CLC Customers and PACIFIC customers, for restoration efforts, consistent with FCC Service Restoration guidelines, including, without limitation, deployment of repair personnel, and access to spare parts and components; and (vi) a mutually agreeable process for escalation of maintenance problems, including a complete, up-to-date list of responsible contacts, each available twenty-four (24) hours per day, seven (7) days per week. Said plans shall be modified and up-dated as needed.

10. PACIFIC and CLC shall establish mutually acceptable methods and procedures for referring callers to the 800/888 number supplied by the other Party for purposes of receiving misdirected calls from customers requesting repair.

11. PACIFIC's Interconnection Service Center (ISC) shall conform to the performance and service quality standards set forth in Attachment 17 when providing repair and maintenance to CLC and CLC Customers under this Agreement.

     11.1. If service is provided to CLC Customers before EBI is established between CLC and the PACIFIC, CLC will transmit its repair calls to the PACIFIC ISC by telephone.

     11.2. ISC, and Electronic Bonding, once deployed, shall be on-line and operational and the interim interfaces described in Section 3 preceding shall be operational twenty-four (24) hours per day, seven
           (7) days per week.

     11.3. Progress reports and status of repair efforts shall be available to CLC through EBI. On an interim basis before implementation of EBI, PACIFIC shall provide progress reports and status of repair efforts to CLC via an 800 number supplied by PACIFIC or PBSM, at CLC's option.

     11.4. Within thirty (30) days after the execution of this Agreement, PACIFIC shall provide CLC with written escalation procedures to be followed if, in CLC's reasonable judgment, any individual trouble ticket or tickets are not resolved in a timely manner. Resolution shall be deemed untimely if delayed beyond PACIFIC's best practices for resolution of troubles reported by PACIFIC's own customers. The escalation procedures to be provided hereunder shall include names and telephone numbers of PACIFIC management personnel who are responsible for maintenance issues.

     11.5. In the event PACIFIC shall fail to conform to the performance standards in Attachment 17, CLC may request, and PACIFIC shall perform an analysis of the reason behind PACIFIC's failure to conform, and PACIFIC shall correct said cause as soon as reasonably practical, at its own expense.

     11.6. Maintenance charges for premises visits by PACIFIC technicians shall be billed by CLC to its Customer, and not by PACIFIC. All forms, business cards or other materials

                                                                   Attachment 12



           furnished by PACIFIC technicians to CLC Customers will contain no brand. If the CLC Customer is not at home when the PACIFIC technician arrives, the PACIFIC technician shall leave on the premises "not-at-home" cards that are unbranded but include a contact number for CLC. The PACIFIC technician will not leave on the premises a PACIFIC-branded "not-at-home" card".

    11.7. Dispatching of PACIFIC technicians to CLC Customer premises shall be accomplished by PACIFIC pursuant to a request received from CLC.

                                                      Attachment 12 - Appendix A


CATEGORY I              EQUIPMENT AND/OR FACILITY FAILURES AFFECTING CUSTOMER
                        SERVICE.

Types of Customer       CATEGORY I BROADBAND
Service Quality         Frame Relay - A failure of one or more channelized T1
Failure Reports and     carrier systems or two or more non-channelized Tl
Criteria                carrier systems.
                        ATM - A failure of one OC3 or two DS3s.
                        SMDS - A failure of one DS3 or four Tls.
                        Packet Switching - Any failure of an access module (AM) or resource module (RM).

                   CATEGORY I NARROWBAND
                   5 Tl carrier systems (120 or more voice grade channels) failure or more voice grade radio channels failure.
                   A community isolation.
                   E911
                   A transport equipment failure that isolates a central office from the E911 network. (Local switch to the tandem e.g. DACS, OC12, DEXCS failure, etc.)
                   A transport equipment failure that isolates a Public Safety Answering Point (PSAP) from the E911 tandem.
                   A transport equipment failure that results in the loss of 25% or more of the trunks/circuits (aggregate) from an E911 tandem to the PSAPs served by that tandem.

                   CATEGORY I CABLE
                   Local - 200 or more working pairs are affected.
                   Toll - 120 or more interoffice trunks are affected.
                   Fiber - Any working fiber providing customer service that fails without protection.
                   E911
                   A transport cable failure that isolates a central office from the E911 network. (Local switch to the E911 tandem)
                   A transport cable failure that isolates a PSAP from the E911 tandem.
                   A transport cable failure that results in the loss of 25% or more of the trunks/circuits (aggregate from an E911 tandem to the PSAPs served by that tandem.

                                                      Attachment 12 - Appendix A



CATEGORY I         EQUIPMENT AND/OR FACILITY FAILURES AFFECTING CUSTOMER
                   SERVICE.

                   CATEGORY I SWITCHING MACHINES
                   Any switch congestion that results in 40% or more dial tone delay lasting 15 minutes or longer.
                   Complete loss of inward and/or outward call processing capability from a central office lasting 5 minutes or longer. Any service interruption resulting in 50 or more customer reports.
                   A duplex connectivity failure to the SS7 network, e.g. MSB7/LPP frame, link set, CNI, etc.
                   Loss of interoffice calling from more than 10 minutes.
                   An FYI report should be filed anytime a central office has been on battery power greater than 30 minutes, when it is not part of a routine test.
                   E911
                   A central office isolated from the E911 network for 15 minutes or longer. Loss of 25% or more of the trunking capability from an E911 tandem to the PSAPs it serves for 15 minutes or longer (e.g. translations, trunk frame failure, etc.).
                   A PSAP isolation from the E911 network for 15 minutes or longer (e.g. translations, trunking problem, etc.)

                   CATEGORY I COMMUNITY ISOLATION

                   A community isolation occurs when no incoming or outgoing toll service is available and the community is cut off from the outside world by rural geography. A central office failure within a metropolitan area is not considered a community isolation since the community can more easily reach phone service in the adjacent central office serving area.

                   CATEGORY I MEDIA INTEREST
                   Any interruption or outage that may cause public or news media attention.

                   CATEGORY I TANDEM/TOPS
                   Failures or potential loss of call completions/processing. Failures affecting Operator Service capabilities.

                   CATEGORY I SS7

                   Loss of mated pair of STP or SCP. Any SS7 failure causing 50 customer reports from a single central office or 100 customer reports from several central offices within a maintenance center.

                   CATEGORY I PUBLIC SAFETY/SERVICE AGENCIES
                   Federal Government, equipment or facility affecting 5 or more military special communications, isolations of FAA location or air ground facilities. State and local agencies interruptions seriously affecting service to police, fire departments, hospitals, press, military, and PBSs.

                                 ATTACHMENT 13
                                 -------------

                       CONNECTIVITY BILLING AND RECORDING
                       ----------------------------------

                                                                   Attachment 13

                               TABLE OF CONTENTS
                               -----------------

CONNECTIVITY BILLING AND RECORDING............................................ 1
      1.  General............................................................. 1
      2.  Billing Format...................................................... 1
      3.  Billable Information And Charges.................................... 1
      4.  Meet Point Billing.................................................. 3
      5.  Collocation......................................................... 5
      6.  Mutual Compensation................................................. 5
      7.  Issuance of Connectivity Bills - General............................ 5
      8.  Electronic Transmissions............................................ 6
      9.  Tape or Paper Transmissions......................................... 6
      10. Testing Requirements................................................ 8
      11. Bill Accuracy Certification......................................... 8
      12. Additional Requirements............................................. 8
      13. Payment Of Charges.................................................. 9
      14. Billing Disputes.................................................... 9
      15. Late Payment Charges................................................10
      16. Adjustments.........................................................10
      17. Recording Of Call Information.......................................11
      18. No Netting of Amounts Due...........................................11

      Appendix A:

           Pre-Bill Certification Operating Agreement

      Appendix B:

           Schedule For Agreement on Specifications for Electronic Transmission and Start Date for Implementation of Transmission Method

                                                                          Page i

                                                                   Attachment 13

                       CONNECTIVITY BILLING AND RECORDING
                       ----------------------------------

1.   General
     -------

     This Attachment describes the requirements for PACIFIC to bill and record all charges CLC incurs for purchasing Local Services for resale and for Network Elements and combinations, and describes the requirements for PACIFIC and CLC to bill and record all charges incurred to provide Meet Point Billing and Mutual Compensation. In addition to the terms and conditions set forth in this Attachment 13, CLC and PACIFIC will use their best efforts to complete and sign a Pre-Bill Certification Operating Agreement, which, when executed by both Parties, will become Appendix A to this Attachment 13. The performance measurements applicable to Connectivity Billing and Recording are set forth in Attachment 17.

2.   Billing Format
     --------------

     PACIFIC shall use a phased approach to introduce billing through CABS for Network Elements and Combinations provided to CLC under this Agreement. The services for local resale may remain in CRIS. PACIFIC agrees to complete the conversion of CABS billing in a time frame mutually agreed to by the Parties.

     2.1 Each Party agrees to deliver billing information in the CABS format or a format mutually agreed to and implemented by the Parties. Each reference to CABS in this Attachment 13 shall be understood prior to the date of CABS conversion to refer to the applicable preCABS billing system. Each reference to CABS in this Attachment 13 shall be understood as of the date of CABS conversion to refer to CABS.

3.   Billable Information And Charges
     --------------------------------

     3.1 PACIFIC currently uses FABS, CRIS and CABS to bill the Network Elements, Local Services and Combinations that CLC plans to purchase. PACIFIC intends to bill CLC for Network Elements and Combinations in a CABS billing format. PACIFIC will not migrate charges from CRIS or FABS where the cost of transferring the billed services do not justify PACIFIC incurring the expense, for example, grandfathered services. Any reference to CABS billing in this Attachment shall only apply to the extent that PACIFIC has migrated the billing for a Network Element or Combination to the CABS billing system.

     3.2 PACIFIC will bill and record in accordance with this Attachment those charges CLC incurs as a result of CLC purchasing from PACIFIC Network Elements, Combinations and Local Services, as set forth in this Agreement (hereinafter "Connectivity Charges"). The Parties agree that, except as expressly provided in this Attachment, CABS or predecessor billing systems will comply with OBF standards.

     3.3 Each bill for Connectivity Charges (hereinafter "Connectivity Bill") shall be formatted in accordance with CABS, CRIS or FASS, as appropriate. Each Element, Combination, or Local Service, purchased by CLC shall be assigned a separate and unique billing code in the form agreed to by the Parties and such code shall be provided to CLC on each Connectivity Bill in which charges for such Elements, Combinations, or Local Services appear. Each such billing code shall enable CLC to identify the Element(s), or Combinations and Options as described in Attachment 11 to this Agreement ordered by CLC, or Local Services ordered or utilized by CLC in which Connectivity Charges apply

                                                                   Attachment 13

          pursuant to this Agreement. Each Connectivity Bill shall set forth the quantity and description of each such Element, Combination, or Local Service provided and billed to CLC. All Connectivity Charges billed to CLC must indicate the state from which such charges were incurred.

     3.4 PACIFIC shall provide CLC monthly CABS Connectivity Bills that include all Connectivity Charges incurred by and credits and/or adjustments due to CLC for those Elements or Combination thereof established, utilized, discontinued or performed pursuant to this Agreement. Each Connectivity Bill provided by PACIFIC to CLC shall include: (1) all non-usage sensitive charges incurred for the period beginning with the day after the current bill date and extending to, and including, the next bill date, (2) any known unbilled non-usage sensitive charges for prior periods, (3) unbilled usage sensitive charges for the period beginning with the last bill date and extending up to, but not including, the current bill date, (4) any known unbilled usage sensitive charges for prior periods, and (5) any known unbilled adjustments.

     3.5 The Bill Date, as defined herein, must be present on each bill transmitted by PACIFIC to CLC.

     3.6 Subject to Section 3.6.4 and 3.6.5, PACIFIC shall not provide any Connectivity Bills to CLC containing charges for messages that were delivered any later than the following dates:

          3.6.1. Sixty (60) days following the recording date for all resale usage and LSNE usage, except for calls requiring data exchange with third party carriers, e.g., intraLATA O+ calls made within another state, which calls are subject to Section 3.6.2.

          3.6.2. One hundred twenty (120) days following the recording date for calls requiring data exchange with third party carriers.

          3.6.3. For all other Network Elements, Combinations and all Non-Usage resale or LSNE charges, PACIFIC shall not provide any Connectivity Bill to CLC containing charges that were incurred:

               3.6.3.1. For the first year of this Agreement, more than six (6) months from the date the charges were incurred.

               3.6.3.2. Beginning with the second year of the contract, more than one hundred twenty (120) days from the date the charges were incurred.

               3.6.3.3. The time limits set forth in Section 3.6. are effective immediately.

               3.6.3.4. If any billing error is identified, quantified and communicated in writing by PACIFIC to CLC within the time periods set forth in Sections 3.6.3 above after Connectivity Charges are incurred, PACIFIC will have a maximum of sixty (60) additional days after the otherwise applicable date under Section 3.6.3 to render correct Connectivity Bills therefor.

          3.6.4. No payment shall be due from CLC for any Connectivity Bill received by CLC from PACIFIC that fails to meet the timeliness requirements of Sections 3.6.1

                                                                   Attachment 13


                  through 3.6.5 of this Attachment, provided that CLC continues to participate in the Pre-Bill Certification Procedures described in Appendix A to this Attachment.

          3.6.5. On each bill where "Jurisdiction" is identified, local and local toll charges shall be identified as "Local" and not as interstate, interstate/ interLATA, intrastate, or intrastate/intraLATA.

     3.7. PACIFIC shall bill CLC for each Element, Combination thereof, or Local Service, supplied by PACIFIC to CLC pursuant to this Agreement at the rates set forth in Attachment 8. PACIFIC will bill CLC based on the actual Connectivity Charges incurred, provided, however, for those usage-based Connectivity Charges where actual charge information is not determinable by PACIFIC because the jurisdiction (i.e., interstate, interstate/interLATA, intrastate, intrastate/intraLATA, local) of the traffic is unidentifiable, the parties will jointly develop a process to determine the appropriate charges.

     3.8. Except as otherwise specified in this Attachment, each party shall be responsible for all costs and expenses it incurs in complying with its obligations under this Attachment. CLC will be responsible for the development, modification, technical installation and maintenance of any systems or other infrastructure which CLC requires to comply with and to continue complying with its responsibilities and obligations under this Agreement. PACIFIC shall be responsible for any development, modification, technical installation and maintenance of any systems or infrastructure which PACIFIC requires to comply with and to continue complying with this Agreement, subject to the Act, regulations thereunder and relevant FCC or Commission decisions. Each Party shall provide the other Party at no additional charge a contact person for the handling of any Connectivity Billing questions or problems that may arise during the implementation and performance of the terms and conditions of this Attachment.

4.   Meet Point Billing
     ------------------

     4.1. CLC and PACIFIC will establish meet-point billing ("MPB") arrangements for jointly provided switched access to an IEC, in accordance with the Meet Point Billing guidelines adopted by and contained in the OBF's MECAB and MECOD documents, except as modified herein. Both Parties will use their best reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff to reflect the MPB arrangements identified in this Agreement, in MECAB and in MECOD.

     4.2. CLC and PACIFIC will implement the "Multiple Bill/Single Tariff" option or a mutually agreed upon billing arrangement in order to bill any interexchange carrier ("IXC") for that portion of the network elements provided by CLC or PACIFIC. For all traffic carried over the MPB arrangement, CLC and PACIFIC shall each bill the IEC for its own portion of the applicable elements.

     4.3. Each Party shall provide the billing name, billing address, and carrier identification code ("CIC") of the IXCs that may utilize any portion of CLC's network in a CLC/PACIFIC MPB arrangement in order to comply with the MPB Notification process as outlined in the MECAB document. Each Party will be entitled to reject a record that does not contain a CIC code. Such information shall be provided by each Party to the other Party in the format and via the medium that the Parties agree.

                                                                   Attachment 13

     4.4. The Parties agree to comply with the currently effective MECAB guidelines as mutually adopted by the Parties from time to time.

     4.5. The Parties further agree that in those MPB situations where one Party sub-tends the other Party's access tandem, the Party providing the access tandem is only entitled to bill the access tandem fee and any associated local transport charges. The Parties also agree that the Party who provides the end office switching is entitled to bill end office switching fees, local transport charges, RIC and CCL charges, as appropriate, and such other applicable charges.

     4.6. PACIFIC and CLC will record and transmit MPB information in accordance with the standards and in the format set forth in this Attachment. PACIFIC and CLC will coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the MPB arrangements described in this Agreement. Each Party will notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

     4.7. The secondary billing company will provide to the initial billing company any necessary AMA records (in standard EMR format) within fourteen (14) days of the recording date. The Initial billing company will provide the secondary billing company the necessary summary records with fourteen (14) days of the initial company's bill date.

     4.8. If MPB data is not submitted by either Party within the period set forth in Section 4.7, or is not in the proper format as set forth in this Agreement, and if as a result the other Party is delayed in billing the IXC for the appropriate charges it incurs, the delaying Party shall pay the other Party a late MPB data delivery charge which will be the total amount of the delayed charges times the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the date the MPB charges should have been received to and including the date the MPB charge information is actually received.

     4.9. Failure of secondary billing company to provide the necessary AMA records (in standard EMR format) within 60 days of the recording date, or of the initial billing company to provide the necessary summary records within 60 days of the initial billing company's bill date, will result in the Party failing to deliver the data to be liable to the other Party for any charges the other Party is unable to bill the IEC.

     4.10. Errors in MPB data exchanged by the Parties may be discovered by CLC, PACIFIC or the billable IXC. Both CLC and PACIFIC agree to provide the other Party with notification of any discovered errors within ten (10) business days of the discovery. The other Party shall correct the error within twenty (20) business days of notification and resubmit the data. In the event the errors cannot be corrected within the time period specified above, the erroneous data shall be considered lost. If either Party fails to provide MPB data due to loss, uncorrectable errors or otherwise, the Parties shall follow the procedures set forth in Attachment 14, Section 6, for compensation of lost, damaged or destroyed Recorded Usage Data and compensate the other for the lost MPB billing data.

     4.11. Both Parties will provide the other a single point of contact to handle any MPB questions.

                                                                   Attachment 13


5.   Collocation
     -----------

     When CLC collocates with PACIFIC in LEC's facility as described in this Agreement, capital expenditures (e.g., costs associated with building the "cage"), shall not be included in the Connectivity Bill provided to CLC pursuant to this Attachment. All such capital expenses shall be billed through FABS, identified as capital expense charges and given a unique and consistent BAN. All invoices for capital expenses shall be sent to the location specified by CLC for payment. All other non-capital recurring collocation expenses shall be billed to CLC in accordance with this Agreement. The CABS Billing Output Specifications ("BOS") documents provide the guidelines on how to bill the Connectivity Charges associated with collocation. The bill label for those collocation charges shall be entitled "Expanded Interconnection Service."

6.   Mutual Compensation
     -------------------

     The Parties shall bill each other call termination charges for local exchange traffic, using a CABS like format, in accordance with the standards set forth in this Agreement for traffic terminated to the other Party's customer, where both such customers bear NPA-NXX designations associated with the same LATA or other authorized area (e.g., extended area service zones in adjacent local calling areas). Where required, such traffic shall be recorded and transmitted to CLC in accordance with this Attachment. Further, the traffic exchanged pursuant to this Attachment shall be measured in billing minutes of use and shall be in actual conversation seconds. The total conversation seconds per chargeable traffic type will be totaled for the entire monthly billing cycle and then rounded to the next whole conversation minute. Reciprocal compensation for the termination of this traffic shall be charged at rates specified in Attachment 18 to this Agreement.

7.   Issuance of Connectivity Bills - General
     ----------------------------------------

     7.1. PACIFIC and CLC will issue all CABS Connectivity Bills in accordance with the terms and conditions set forth in this Section.

     7.2. PACIFIC and CLC will establish monthly billing dates ("Bill Date") for each Billing Account Number ("BAN") or Billed Telephone Number ("BTN") (collectively referred to as "Account Number"), as further defined in the CABS documents, which Bill Date shall be the same day month to month. Each Account Number shall remain constant from month to month, unless changed as agreed to by the Parties. Each Party shall provide the other Party at least thirty (30) calendar days written notice prior to changing, adding or deleting a Account Number. The Parties will provide one Connectivity Billing invoice associated with each Account Number.

     7.3. All Connectivity Bills must be received by the other Party no later than ten (10) calendar days from Bill Date and at least twenty (20) calendar days prior to the payment due date (as described in this Attachment), whichever is earlier. Any Connectivity Bill received on a Saturday, Sunday or a day designated as a holiday by the Chase Manhattan Bank of New York (or such other bank as CLC shall specify) will be deemed received the next business day. If either Party fails to receive Connectivity Billing data and information within the time period specified above, the payment due date will be extended by the number of days the Connectivity Bill is late.

     7.4. PACIFIC and CLC shall issue all CABS Connectivity Bills containing such billing data and information in accordance with CABS Version 26.0, or such later versions of CABS as are published by Bellcore, or its successor and implemented by PACIFIC or CLC, except that if the Parties enter into a meet-point billing arrangement, such Connectivity Billing data

                                                                   Attachment 13


           and information shall also conform to the standards set forth in the MECAB document, or such later versions as are adopted by OBF, or its successor. To the extent that there are no CABS or MECAB standards governing the formatting of certain data, such data shall be issued in the format mutually agreed by the Parties.

     7.5. Each Party will provide the other Party written notice of which Connectivity Bills are to be deemed the official bills to assist the Parties in resolving any conflicts that may arise between the official bills and other bills received via a different media which purportedly contain the same charges as are on the official bill. If either Party requests an additional copy(ies) of a bill, such Party shall pay the other Party a reasonable fee per additional bill copy as set forth in applicable tariffs or as mutually agreed, unless such copy was requested due to errors, omissions, or corrections or the failure of the transmission to comply with the specifications set forth in this Agreement.

     7.6. To avoid transmission failures or the receipt of Connectivity Billing information that cannot be processed, the Parties shall provide each other with their respective process specifications and edit requirements. CLC shall comply with PACIFIC's processing specifications when CLC transmits Connectivity Billing data to PACIFIC. PACIFIC shall comply with CLC's processing specifications when PACIFIC transmits Connectivity Billing data to CLC. CLC and PACIFIC shall provide each other reasonable notice if a Connectivity Billing transmission is received that does not meet such Party's specifications or that such Party cannot process. Such transmission shall be corrected and resubmitted to the other Party, at the resubmitting Party's sole expense, in a form that can be processed. The payment due date for such resubmitted transmissions will be twenty (20) days from the date that the transmission is received in a form that can be processed and that meets the specifications set forth in this Attachment.

8.   Electronic Transmissions
     ------------------------

     8.1. PACIFIC and CLC agree that each Party will transmit CABS Connectivity Billing information and data in the CABS format electronically via Connect:Direct (formerly known as Network Data Mover) to the other Party at the location specified by such Party. The Parties agree that a T1.5 or 56kb circuit to Gateway for Connect:Direct is required.
           CLC data centers will be responsible for originating the calls for data transmission via switched 56kb or T1.5 lines. If PACIFIC has an established Connect:Direct link with CLC, that link can be used for data transmission if the location and applications are the same for the existing link. Otherwise, a new link for data transmission must be established. PACIFIC must provide CLC its Connect:Direct Node ID and corresponding VTAM APPL ID before the first transmission of data via Connect:Direct. CLC's Connect:Direct Node ID and VTAM APPL ID must be provided to PACIFIC and included in PACIFIC's Connect:Direct software. CLC will supply to PACIFIC its RACF ID and password before the first transmission of data via Connect:Direct. Any changes to either Party's Connect:Direct Node ID must be sent to the other Party no later than twenty-one (21) calendar days before the changes take effect.

     8.2. The CABS Connectivity Billing information and data will be sent using the current OBF format implemented by mutual agreement of both Parties.

9.   Tape or Paper Transmissions
     ---------------------------

     9.1. In the event either Party does not have Connect:Direct capabilities upon the effective date of this Agreement, such Party agrees to establish Connect:Direct transmission

                                                                   Attachment 13


           capabilities with the other Party within the time period mutually agreed and at the establishing Party's expense. Until such time, the Parties will transmit billing information to each other via magnetic tape or paper (as agreed to by CLC and PACIFIC). Connectivity billing information and data contained on magnetic tapes or paper for payment shall be sent to the Parties at the following locations. The Parties acknowledge that all tapes transmitted to the other Party via U.S. Mail or Overnight Delivery and which contain Connectivity Billing data will not be returned to the sending Party.

           For Local Resale Bills:                 For UNE Bills:

           CLC                                     CLC
             Revenue Assurance Focal                 Revenue Assurance Focal
             Communications Corporation              Communications Corporation
             200 N. La Salle Street, Suite 800       200 N. La Salle Street, Suite 800
             Chicago, Illinois 60601                 Chicago, Illinois 60601

     9.2. Each Party will adhere to the tape packaging requirements set forth in this subsection. Where magnetic tape shipping containers are transported in freight compartments, adequate magnetic field protection shall be provided by keeping a typical 6-inch distance from any magnetic field generating device (except a magnetron-tape device). The Parties agree that they will only use those shipping containers that contain internal insulation to prevent damage. Each Party will clearly mark on the outside of each shipping container its name, contact and return address. Each Party further agrees that it will not ship any Connectivity Billing tapes in tape canisters.

     9.3. All billing data transmitted via tape must be provided on a cartridge (cassette) tape and must be of high quality, conform to the Parties' record and label standards, 9-track, odd parity, 6250 BPI, group coded recording mode and extended binary-coded decimal interchange code ("EBCDIC"). Each reel of tape must be 100% tested at 20% or better "clipping" level with full width certification and permanent error free at final inspection. CLC reserves the right to destroy a tape that has been determined to have unrecoverable errors. CLC also reserves the right to replace a tape with one of equal or better quality.

     9.4. Billing data tapes shall have the following record and label standards. The dataset serial number on the first header record of an IBM standard tape label also shall have the following format.

                                          CABS BOS
           Record Length                  225 bytes (fixed length)
           Blocking Factor                84 records per block
           Block size                     18,900 bytes per block
           Labels                         Standard IBM Operating
                                          System

     9.5. A single 6-digit serial number must appear on the external (flat) surface of the tape for visual identification. This number shall also appear in the "dataset serial number field" of the first header record of the IBM standard tape label. This serial number shall consist of the character "V" followed by the reporting location's four digit Originating Company Code and a numeric character chosen by the sending company. The external and internal label shall be the same. The dataset name shall appear on the flat side of the reel and also in the "data set name field" on the first header record of the IBM standard

                                                                   Attachment 13


           tape label. PACIFIC's name, address, and contact shall appear on the flat side of the cartridge or reel.

     9.6.  All labeling of tapes shall comply with OBF standards.

10.  Testing Requirements

     10.1. At least thirty (30) days prior to any billing system change there will be a thirty day test period to ensure that bills can be processed by the Parties.

     10.2. For CLC, PACIFIC will send CLC a mechanized CABS Connectivity Bill for the first time via electronic transmission, or tape, or at least thirty (30) days prior to changing mechanized formats, PACIFIC shall send to CLC Connectivity Bill data in the appropriate mechanized format for testing to ensure that the bills can be processed and that the bills comply with the requirements of this Attachment. PACIFIC shall also provide to CLC's Company Manager, PACIFIC's originating or state level company code so that it may be added to CLC's internal tables at least thirty (30) calendar days prior to testing or a change in the PACIFIC's originating or state level company code. CLC will notify PACIFIC within the time period agreed to by the Parties if Connectivity Billing transmission fails to meet CLC's testing specifications. PACIFIC shall make the necessary corrections within the time period agreed to with CLC to ensure that billing transmissions meet CLC's testing specifications. PACIFIC shall not send CLC a mechanized Connectivity Bill (except for testing) until such bills meet CLC's testing specifications. If PACIFIC meets CLC's testing specifications, PACIFIC may begin sending CLC mechanized Connectivity Bills on the next Bill Date, or within ten (10) days, whichever is later.

     10.3. During the testing period, PACIFIC shall transmit to CLC Connectivity Billing data and information via paper transmission. Test tapes shall be sent to CLC per Section 9.1.

11.  Bill Accuracy Certification

     The Parties agree that in order to ensure the proper performance and integrity of the entire Connectivity Billing process, the sending Party is responsible and accountable for transmitting to the receiving Party an accurate and current bill. PACIFIC agrees to implement control mechanisms and procedures to render a bill that accurately reflects the Network Elements, Combination and Local Services ordered and used by CLC. These processes and methodology will be set forth in a Pre-Bill Certification Operating Agreement and will be attached to this Attachment 13 as Appendix
     A. CLC will provide, under separate cover, its draft proposal of the Bill Certification procedures for Local Resale.

12.  Additional Requirements

     PACIFIC agrees that if it transmits data to CLC in a mechanized format, PACIFIC will also comply with the following specifications which are not contained in CABS guidelines but which are necessary for CLC to process Connectivity Billing information and data:

          .  The BAN shall not contain embedded spaces or low values.
          .  The Bill Date shall not contain spaces or non-numeric values.
          .  Each Connectivity Bill must contain at least one detail record.
          . Any "From" Date should be less than the associated "Thru" Date and neither date can contain spaces.

                                                                   Attachment 13

           .  The Invoice Number must not have embedded spaces or low values.

13.  Payment Of Charges

     13.1. Subject to the terms of this Agreement, CLC and PACIFIC will pay each other within thirty (30) calendar days from the Bill Date, or twenty
           (20) calendar days from the receipt of the bill, whichever is later. For bills rendered by PACIFIC in the CRIS format, CLC will pay PACIFIC within thirty (30) calendar days from the Bill Date or twenty
           (20) calendar days from the receipt of the bill, whichever is later. If the payment due date is a Sunday or is a Monday that has been designated a bank holiday by the Chase Manhattan Bank of New York (or such other bank as CLC specifies), payment will be made the next business day. If the payment due date is a Saturday or is on a Tuesday, Wednesday, Thursday or Friday that has been designated a bank holiday by the Chase Manhattan Bank of New York (or such other bank as CLC specifies), payment will be made on the preceding business day.

     13.2. Payments shall be made in U.S. Dollars via electronic funds transfer ("EFT") to the other Party's bank account. At least thirty (30) days prior to the first transmission of Connectivity Billing data and information for payment, PACIFIC and CLC shall provide each other the name and address of its bank, its account and routing number and to whom Connectivity Billing payments should be made payable. If such banking information changes, each Party shall provide the other Party at least sixty (60) days written notice of the change and such notice shall include the new banking information. CLC will provide PACIFIC with one address to which such payments shall be rendered and PACIFIC will provide to CLC with only one address to which such payments shall be rendered. In the event CLC receives multiple Connectivity Bills from PACIFIC which are payable on the same date, CLC may remit one payment for the sum of all Connectivity Bills payable to PACIFIC's bank account specified in this subsection. Each Party shall provide the other Party with a contact person for the handling of Connectivity Billing payment questions or problems.

14.  Billing Disputes

     14.1 Each Party agrees to notify the other Party upon the discovery of a billing dispute. In the event of a billing dispute, the Parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear. Resolution of the dispute is expected to occur at the first level of management resulting in a recommendation for settlement of the dispute. The month being closed represents those Connectivity Charges that were billed or should have been billed by the respective Bill Date. If the issues are not resolved within the allotted time frame, the following resolution procedure will begin:

           14.1.1. If the dispute is not resolved within sixty (60) days of the Bill Date, the dispute will be escalated to the second level of management for each of the respective Parties for resolution.

           14.1.2. If the dispute is not resolved within ninety (90) days of the Bill Date, the dispute will be escalated to the third level of management for each of the respective Parties for resolution.

                                                                   Attachment 13


          14.1.3. If the dispute is not resolved within one hundred and twenty
                  (120) days of the Bill Date, the dispute will be escalated to the fourth level of management for each of the respective Parties for resolution.

          14.1.4. If the dispute is not resolved within one hundred and fifty
                  (150) days of the Bill Date, the dispute will be resolved in accordance with the alternative dispute resolution procedures set forth in Attachment 3.

          14.1.5. If a Party disputes a Connectivity Charge and does not pay such charge by the payment due date, such charges shall be subject to late payment charges as set forth in the Late Payment Charges provision of this Attachment. If a Party disputes Connectivity Charges and the dispute is resolved in favor of such Party, the other Party shall credit the Connectivity Bill of the disputing Party for the amount of the disputed charges along with any late payment charges assessed no later than the second Bill Date after the resolution of the dispute. Accordingly, if a Party disputes Connectivity Charges and the dispute is resolved in favor of the other Party, the disputing Party shall pay the other Party the amount of the disputed charges and any associated late payment charges assessed no later than the second bill payment due date after the resolution of the dispute. In no event, however, shall any late payment charges be assessed on any previously assessed late payment charges.

15.  Late Payment Charges

     If either Party fails to remit payment for any Connectivity Charges described in this Attachment by the payment due date, or if a payment or any portion of a payment is received by either Party after the payment due date, or if a payment or any portion of a payment is received in funds which are not immediately available to the other Party, then a late payment penalty shall be assessed. The late payment charge shall be calculated based on the applicable tariffs of the billing Party, and the portion of the payment not received by the payment date times the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the payment date to and including the date that payment is actually made. In no event, however, shall interest be assessed on any previously assessed late payment charges.

16.  Adjustments

     16.1 Subject to the terms of this Attachment and Attachment 17, PACIFIC will debit or credit CLC for incorrect Connectivity Billing charges; overcharges; Local Services Elements, or any Combination thereof, ordered or requested but not delivered; interrupted Local Services associated with any Element, or combination thereof; ordered or requested Local Services, Elements, or Combination thereof, of poor quality; and installation problems if caused by PACIFIC, adjustments will be administered per the applicable tariff or by mutual agreement. Such reimbursements shall be identified as an adjustment on the Connectivity Bill.

     16.2. Subject to the terms of this Attachment, CLC will debit or credit PACIFIC for incorrect charges; overcharges; under charges for mutual compensation as required or permitted by the applicable tariff or by mutual agreement. Such reimbursements shall be identified as such on the Bill.

                                                                   Attachment 13


17.  Recording Of Call Information

     17.1. PACIFIC shall provide to CLC the Switched Access Detail Usage Data (Category 11-00-xx records) via Connect:Direct on a daily basis within fourteen (14) days of the last day of the billing period. The data will be in a separate dataset from the usage records associated with the CLC Resale access lines. File name and attributes will be specified by CLC.

     17.2. CLC shall provide to PACIFIC the Summary Usage Data (Category 11-50-xx records) via Connect:Direct on a daily basis within fourteen (14) days of the last day of the billing period. The data will be in a separate dataset from the usage records associated with the CLC Resale access lines. File name and attributes to be specified by PACIFIC.

18.  No Netting of Amounts Due

     The Parties agree that there shall be no netting of amounts due under this Agreement with any other amounts due related to any other services provided under separate agreements. Further, Resale bills, Access bills, and bills for unbundled Network Elements will be provided as separate bills with separate amounts due that shall not be netted.

                                                      Attachment 13 - Appendix A


                                 ATTACHMENT 13
                                 -------------

                                  Appendix A
                                  ----------



               Pre-Bill Certification Operating Agreement to be
                     provided when executed by the Parties

                                                      Attachment 13 - Appendix B

                    SCHEDULE FOR AGREEMENT ON SPECIFICATIONS
                  FOR ELECTRONIC TRANSMISSION AND START DATE
                   FOR IMPLEMENTATION OF TRANSMISSION METHOD
                   -----------------------------------------

                                                                                                       START DATE FOR
                                                    TRANSMISSION         DATE FOR AGREEMENT ON          ELECTRONIC
SERVICE*                                            SPECIFICATION        TRANSMISSION STANDARDS        TRANSMISSION
--------                                            -------------        ----------------------        -------------
Basic BUS and RES Exchange Service                  Connect:Direct**               NA                  currently available

PBX Trunks                                          Connect:Direct**            12/10/97                     3/31/98

Centrex                                             Connect:Direct**            12/10/97                     3/31/98

ISDN                                                Connect:Direct**            12/10/97                     3/31/98

Unbundled Network Elements

LINK                                                 Connect:Direct**           9/10/97                      1/10/98
Others:  Schedule will be mutually                   Connect:Direct**          3Q97-4Q97                    3Q97-1Q98
agreed upon based upon on date of
network element availability

Usage Data Exchange in EMR for                       Connect:Direct**              NA                  currently available
Connect:Direct*

*All features of the designated service, including ESP, will be billed through the electronic transmission noted.

**NDM available mid 1997

                                 ATTACHMENT 14
                                 -------------
                       PROVISION OF CUSTOMER USAGE DATA
                       --------------------------------

                                                                   Attachment 14

                       PROVISION OF CUSTOMER USAGE DATA
                       --------------------------------

1.   Introduction

     1.1 This Attachment sets forth the terms and conditions for PACIFIC's provision of recorded usage data to CLC. PACIFIC will record and provide to CLC unrated usage data when CLC purchases Unbundled Switching Elements or Local Service from PACIFIC ("Recorded Usage Data").

2.   General Requirements for Recorded Usage Data

     2.1 PACIFIC shall provide CLC with Recorded Usage Data. PACIFIC will conform to the format, generic contents, and transmission medium for providing Recorded Usage Data as specified in the Bellcore EMR standard (Bellcore Practice BR010-200-010), as modified in Appendix A to this Attachment 14, which shall be updated periodically by mutual agreement, in writing.

     2.2 PACIFIC's provision of Recorded Usage Data to CLC shall be in accordance with the performance standards set forth in Attachment 17. Remedies for failure to meet such performance standards are also set forth in Attachment 17.

     2.3 PACIFIC shall retain Recorded Usage Data in accordance with applicable law and regulation.

3.   Usage Data Specifications

     3.1 Subject to Section 3.4, when CLC purchases from PACIFIC Local Service or LSNE, PACIFIC will provide to CLC all available Recorded Usage Data relating to local call and IntraLATA toll calls originating from CLC Customers (business and residence), including, but not limited to, the categories of information listed below. In addition, subject to
          Section 3.4, when CLC purchases from PACIFIC LSNE, PACIFIC will provide to CLC all available Recorded Usage Data relating to switched access calls terminating to CLC Customers (business and residence), including, but not limited to, the categories of information listed below.

          3.1.1 Data to be supplied both for calls originating from CLC customers (business and residence) and for switched access calls terminating to CLC customers (business and residence):

                 3.1.1.1.  All available Call Attempts data

                 3.1.1.2.  Completed Calls

          3.1.2 Data to be supplied for calls originating from CLC customers (Business and Residence):

                 3.1.2.1. Use of CLASS/LASS/Custom Features which are sold on a pay per use basis

                                                                   Attachment 14

          3.1.2.2 MTS portion of IntraLATA 976 calls to information providers reached via PACIFIC facilities and contracted by PACIFIC

          3.1.2.3 Calls to directory assistance and calls completed by directory assistance where PACIFIC provides such service to CLC's local service customer

          3.1.2.4 Calls completed via PACIFIC-provided operator services where PACIFIC provides such service to CLC's local service customer

          3.1.2.5  For PACIFIC-provided centrex service, station level detail

          3.1.2.6 Data to be supplied for switched access calls terminating to CLC customers

          3.1.2.7  Data identifying the CIC of the originating IEC; and

          3.1.2.8  Where available, data identifying the calling party number.

3.2  Records shall include complete call detail and complete timing information.

3.3 PACIFIC shall provide to CLC Recorded Usage Data for CLC's customers only. PACIFIC will not submit other carriers' local usage data as part of the CLC Recorded Usage Data. Error procedures set forth in Appendix I to this Attachment, Section IV, paragraph 1.1.4. shall apply to any data of other carriers sent in error to CLC.

3.4  Additional Provisions Regarding Call Detail

     3.4.1 Local Service

           3.4.1.1 PACIFIC represents and warrants that as of the effective date of this Agreement it does not record local usage for its own flat rate customers in the ordinary course of business. There are certain exceptions where special study or call detail analysis is performed, e.g., in cases where an incident of telephone harrassment is under investigation. If PACIFIC begins recording local usage for its own flat rate customers in the ordinary course of business at a future date, PACIFIC will simultaneously begin such recording for CLC resold flat rate customers, at no additional charge. If at a future date PACIFIC begins recording local usage for its own flat rate customers served by a particular switch, PACIFIC will simultaneously begin such recording for CLC resold flat rate customers served by that switch, at no additional charge.

          3.4.1.2 CLC asks PACIFIC to develop the capability to provide CLC local usage data on resold flat local service, and PACIFIC does not record local usage for its own flat rate customers in the ordinary course of business, PACIFIC shall develop such capability consistent with Section 1.6 of Attachment
                    6. In such event, PACIFIC shall be entitled to track and recover applicable development costs as set forth in Attachment 8.

                                                                   Attachment 14

                 3.4.1.3 As of the effective date of this Agreement, in some PACIFIC switches, the terminating number for measured local calls may not be recorded during periods of high volume usage. If and when the limitation described in this Section is removed, PACIFIC will provide, in the appropriate field of the EMR, to CLC at no additional cost, the terminating number for all measured local calls, including calls made during periods of high volume usage.

          3.4.2  LSNE

                 3.4.2.1 When CLC purchases a LSNE from PACIFIC, that LSNE as provided by PACIFIC will include all the functions and capabilities of the switch and the software deployed at that time within the switch relating to recording of usage data, including the capability to record all local usage and the terminating number. The charge, if any, for the recording of usage data shall be included in the charge for the LSNE set forth in Attachment 8.

4.   Recorded Usage Data Format

     4.1 PACIFIC will provide Recorded Usage Data in the EMR format and by category, group and record type, as specified in the CLC Usage Requirements document, dated December 1996 ("Data Requirements"), which is attached hereto and incorporated herein as Appendix I.

     4.2 PACIFIC shall include the Working Telephone Number (WTN) of the call originator on each EMR call record.

     4.3 End user customer usage records and station level detail records shall be in packs in accordance with EMR standards.

     4.4 PACIFIC shall append the recording point identification or some other code that specifically identifies the central office switch that is mutually agreeable to both Parties to each EMR call record.

5.   Recorded Usage Data Reporting Requirements

     5.1 PACIFIC shall segregate and organize the Recorded Usage Data in a format mutually agreed to in writing by the Parties.

     5.2 PACIFIC, at no cost to CLC, shall transmit to CLC Recorded Usage Data in Bellcore EMR format, as modified by Appendix I to this Attachment, via Connect:Direct. If CLC requests Recorded Usage Data in a format customized for CLC, PACIFIC may charge CLC pursuant to Attachment 8.

     5.3 CLC will test and certify the Connect:Direct interface to ensure the accurate receipt of Recorded Usage Data. PACIFIC shall make any changes necessary in the Connect:Direct interface to meet the requirements of this Attachment.

     5.4 PACIFIC shall provide Recorded Usage Data to CLC once a day Monday through Friday, excluding mutually designated holidays. PACIFIC shall provide to CLC the Recorded

                                                                   Attachment 14

          Usage Data for a Local Service within the time period specified in Attachment 17 to this Agreement.

     5.5 Each Party will establish a single point of contact to respond to CLC call usage, data error, and record transmission inquiries from the other Party.

     5.6 The Recorded Usage Data EMR format, content, and transmission process will be tested by CLC for compliance with industry standards.

6.   Recording Failures
     ------------------

     6.1 CLC Recorded Usage Data determined to have been lost, damaged or destroyed as a result of an error or omission by PACIFIC in its performance of the recording function or due to an aberrant switch overload of limited duration and frequency, shall, upon CLC's request, be recovered by PACIFIC at no charge to CLC. If PACIFIC discovers such failures, PACIFIC shall notify CLC upon discovery. In the event the data cannot be recovered by PACIFIC, PACIFIC shall estimate the messages and associated revenue, with assistance from CLC, based upon the method described below. This method will be applied on a consistent basis, subject to modifications agreed to by PACIFIC and CLC. This estimate will be used by the Parties to determine any amounts owed to CLC. PACIFIC will provide this amount to CLC via a check accompanied by a statement that clearly identifies the purpose of the check.

          6.1.1 Partial Loss--PACIFIC shall review its daily controls to determine if data has been lost. When there has been a partial loss, actual message and minute volumes shall be reported, if possible. Where actual data are not available, a full day shall be estimated for the recording entity, as outlined in Section
                 6.1.3 following. The amount of the partial loss is then determined by subtracting the data actually recorded for such day from the estimated total for such day.

          6.1.2 Complete Loss--Estimated message and minute volumes for each loss consisting of an entire AMA tape or entire data volume due to its loss prior to or during processing, loss after receipt, degaussed before processing, receipt of a blank or unreadable tape, or lost for other causes, shall be reported.

          6.1.3 Estimated Volumes--From message and minute volume reports for the entity experiencing the loss, PACIFIC shall secure message/minute counts for the four (4) corresponding days of the weeks preceding that in which the loss occurred and compute an average of these volumes.

          6.1.4 Net Loss Calculation--The amount due to CLC will be calculated based on the Average Revenue Per Minute (ARPM) minus the average charge per minute (ACPM) that CLC would have paid to PACIFIC, times the estimated lost minutes. The parties shall agree upon the appropriate ARPM and ACPM to apply.

                 Exceptions:
                 -----------

                 6.1.4.1 If the day of loss is not a holiday but one (1) (or more) of the preceding corresponding days is a holiday, use additional preceding weeks in order to procure volumes for two (2) non-holidays in the previous two (2) weeks that correspond to the day of the week that is the day of the loss.

                                                                   Attachment 14

                 6.1.4.2 If the loss occurs on a weekday that is a holiday (except Christmas), PACIFIC shall use volumes from the two (2) preceding Sundays.

                 6.1.4.3 If the loss occurs on Mother's Day, Christmas or the Monday after Thanksgiving, PACIFIC shall use volumes from that day in the preceding year.

     6.2 CLC may also request data be provided that has previously been successfully provided by PACIFIC to CLC, provided the request is received within forty-five (45) days of original processing. PACIFIC reserves the right to bill CLC for its direct costs of providing such data if CLC makes such a request more than forty-five (45) days after original processing.

7.   Clearinghouse Procedures
     ------------------------

     7.1 The Parties acknowledge that calls will be placed using the local service of one Party that will be billable to the customer for local service of another Party. In order to ensure that these calls are properly accounted for and billed to the appropriate customer, the Parties have established clearinghouse procedures to accomplish these objectives in a separate agreement entitled Data Exchange Agreement for the Settlement of CATS messages and non CATS Messages.

          7.1.1 CLC may identify a CMDS host for transmitting and receiving in-collect and out-collect local and intralata messages.

          7.1.2 In the event CLC fails to designate a CMDS host, PACIFIC agrees on an interim basis, if requested by CLC, to serve as CLC's CMDS host for out-collect billing subject to the rates, terms and conditions as mutually agreed by the Parties.

8.   Alternate Billed Calls
     ----------------------

     8.1 Calls that are placed using the services of PACIFIC or another LEC or LSP and billed to a Resale service line or an unbundled network element (e.g., switch port) of CLC are called "Incollects." Calls that are placed using a CLC Resale service line or unbundled network element (e.g., switch port) and billed to a PACIFIC line or other LEC or LSP are called "Outcollects."

          8.1.1 Outcollects PACIFIC will provide to CLC the unrated message detail that originates from a CLC subscriber line but which is billed to a telephone number other than the originating number (e.g., calling card, bill-to-third number, etc.). PACIFIC will transmit such data to CLC on daily basis. CLC as the LSP will be deemed the earning company and will be responsible for rating the message at CLC tariffed rates and CLC will be responsible for providing the billing message detail to the billing company for end-user billing. CLC will pay to PACIFIC charges as agreed to under separate agreement and CLC will be compensated by the billing company for the revenue it is due as agreed to under separate agreement.

          8.1.2 Incollects PACIFIC will provide the rated messages it receives from the CMDS1 network or which PACIFIC records (non-ICS) to CLC for billing to CLC's end-users associated with messages that originate from a number other than the billing number and that are billable to CLC customers. PACIFIC will transmit

                                                                   Attachment 14

such data to CLC on a daily basis. Compensation between the Parties will be in accordance with separately negotiated agreements.

                                                                   Attachment 14


                                   APPENDIX I
                                       TO
                                 ATTACHMENT 14

                             CLC USAGE REQUIREMENTS
                                 December 1996

                                                                   Attachment 14
                                   SECTION I
                                   ---------
                                     SCOPE
                                     -----
1.   General
     -------
     This Attachment addresses the transmission by PACIFIC of CLC usage to CLC.

     1.1   Usage Summary

           Messages will be transmitted, via a direct feed, to CLC in standard EMR format.

           The following is a list of EMR records that CLC can expect to receive from PACIFIC:

           . Header Record      20-20-01
           . Trailer Record     20-20-02
           . Detail Records*    01-01-01, 16, 18, 80, 81,
           . 10-01-01, 16 (when available and as mutually agreed), 18,
              31, 32, 35, 37, 80, 81
           . Credit Records 03-01-XX
           . Rated Credits 41-01-XX

          *Category 01 is utilized for Rated Messages; Category 10 is utilized for Unrated Messages

          PACIFIC will provide the above list of detail records as part of its resale offering.
          PACIFIC shall make available to CLC additional detail records as additional products are added to PACIFIC's resale offer.

          Using the above list as a model, the Parties shall identify by mutual agreement what detail records shall be provided by PACIFIC to CLC in connection with the provision of unbundled elements.

          Additional detail records provided by PACIFIC to CLC in the future, whether as part of PACIFIC's resale offering or in connection with the provision of unbundled elements, may have identification numbers different from those listed above.

          For detailed information regarding EMR, refer to the current version of the BellCore Practice BR010-200-010 Appendix. Also, for purposes of resale usage, see Appendix A of Section VI of Appendix I, "Additional Information Regarding EMR Call Detail."

     1.2  Attachment Content

          This Attachment describes baseline requirements for the transfer of PACIFIC recorded, unrated usage to CLC. Testing requirements and the reports needed to ensure data integrity are also included. Additional requirements and implementation details may be identified for conditions unique to PACIFIC. Modifications and/or exceptions to this Attachment must be negotiated and mutually agreed upon by PACIFIC and CLC.

                                                                   Attachment 14

                                   SECTION II
                                   ----------

                    RECORDED USAGE TO BE TRANSMITTED TO CLC
                    ---------------------------------------

1.   General
     -------

     This section addresses the types of usage to be transmitted by PACIFIC to CLC.

     1.1  Usage To Be Transferred To CLC

          1.1.1  CLC Usage To Be Transferred

                 The following messages recorded by PACIFIC are to be transmitted to CLC. PACIFIC recorded usage is defined as:

                 - intraLATA - Local (including DA and Operator Services)

                 - intraLATA - Toll (including DA and Operator Services)

                 Note: Rated incollect messages should be transmitted via the direct feed and can be intermingled with the unrated messages. No special packing is needed. However, PACIFIC intends to pack unrated messages separately from rated messages.

                 PACIFIC is developing a direct return feed. CLC may return via direct return feed, once developed, any of the above mentioned messages that cannot be rated and/or billed by CLC, for reasons specified in the returns process. Returned messages will be sent to PACIFIC in EMR format. Standard EMR return codes will be utilized.

                 File transfer specifications are included within Section III.

     1.2  CLC Usage

          The Recorded Usage Data in a local resale environment includes all intraLATA toll and local usage. PACIFIC will provide CLC with unrated EMR records associated with all intraLATA toll and local usage which PACIFIC records on CLC's behalf.

          Any Category, Group and/or Record types approved in the future for PACIFIC will be included if they fall within the definition of this local resale phase. PACIFIC will give CLC sixty (60) days' advance notification of PACIFIC's intended implementation of additional Category, Group and/or Record types.

          NOTE: PACIFIC messages will be packed using the packing criteria outlined in Section V. PACIFIC shall pack records for rated messages and non-rated messages in separate packages. Any request by CLC for packing in a different arrangement shall be separately negotiated by the parties and shall be at a reasonable additional charge to CLC.

                                                                   Attachment 14

                                  SECTION III
                                  -----------

                           PACIFIC TO CLC USAGE FEED
                           -------------------------

1.   General

     This section contains the information required for PACIFIC to transmit the usage defined in Section 2 to CLC. This section specifically addresses the dataset requirements and processing.

     1.1  Detailed EMR Record Edits

          CLC will perform detailed record edits on the unrated and rated messages upon receipt from PACIFIC. Messages that fail these edits may be returned to PACIFIC with mutually agreed upon standard EMR return codes designated. If an excessive number of the records contain errors, CLC may request re-transmission of data and PACIFIC shall correct and re-transmit accurate data in accordance with Attachment 17.

     1.2  Duplicate Record Checks

          CLC may perform record checks on the unrated and rated messages to validate that duplicate messages are not sent by PACIFIC to CLC, except where valid duplicate messages are applicable, e.g., ISDN bonded. PACIFIC shall perform record checks to validate that duplicate messages are not sent to CLC in accordance with CMDS standards.

     1.3  Pacific To CLC Usage Feed

          1.3.1  Usage Data Transport Requirements

                 PACIFIC will provide the transport facility between the PACIFIC location and the CLC location. It is CLC's intent that usage data be transmitted via Connect:Direct whenever possible. In the event usage transfer cannot be accommodated by Connect:Direct because of extended (one business day or longer) facility outages, or if facilities do not exist, PACIFIC will contract for a courier service to transport the data via tape.

                 PACIFIC will provide CLC with contacts, Remote Identifiers
                 (IDs), and expected usage data volumes for each sending location.

                 CLC will provide contacts responsible for:

                 .  Receiving usage transmitted by PACIFIC.
                 . Receiving usage tapes from a courier service in the event of a facility outage.

          1.3.2  Physical Characteristics

                 In the event the electronic system for data transmission malfunctions, by mutual agreement PACIFIC shall provide the data to CLC on tape or cartridge by courier. Such data will have the physical characteristics as mutually agreed to by both parties. Initially, CLC's intent is for fixed block format (175 byte record, noncompacted, with no modules).

          1.3.3  Data Delivery Schedules

                 Data will be delivered to CLC by PACIFIC daily (Monday through Friday) or as negotiated. CLC and/or PACIFIC Data Center holidays are excluded. PACIFIC and CLC will exchange schedules of designated Data Center holidays.

                                                                   Attachment 14

     1.3.4  Resending Data

            CLC will notify PACIFIC as promptly as possible upon discovery of resend requirements if a pack or entire dataset must be replaced due to pack rejection, damage in transit, dataset name failure, etc.

     1.3.5  Pack Rejection

            Critical edit failure on the Pack Header or Pack Trailer records will result in pack rejection (e.g., detail record count not equal to grand total included in the pack trailer). Notification of pack rejection will be made by CLC within one business day of processing. Rejected packs will be retransmitted to CLC by PACIFIC.

     1.3.6  Held Packs And Messages

            CLC and PACIFIC will track pack number to control input based upon invoice sequencing criteria. PACIFIC will be notified of sequence failures identified by CLC and resend procedures are to be invoked.

     1.3.7  Data Content Requirements

            EMR is the format to be used for usage data provided to CLC.

     1.3.8  Packing Requirements

            A pack shall contain a minimum of one message record or a maximum of 9,999 message records plus a pack header record and a pack trailer record. A file transmission contains a maximum of 99 packs. A dataset shall contain a minimum of one pack. PACIFIC will provide CLC one dataset per sending location with the agreed upon OCN populated in the Header and Trailer records.

            Within the Header and Trailer records, the FROM RAO identifies the location that will be sending usage to CLC. PACIFIC will populate the FROM RAO field with the unique numeric value identifying the location that is sending the data to CLC. Also, Pack Header and Trailer will have the OCN appropriately populated.

            PACIFIC shall be responsible for creating and transmitting packs in sequence. If packs are received out of sequence, PACIFIC shall correct and re-transmit packs in accordance with Attachment 17.

            CLC has no special sort requirements for the packs sent by PACIFIC.

      1.3.9 Dataset Naming Convention

            PACIFIC will transmit the usage to CLC using mutually agreed to dataset naming conventions.

     1.3.10 Confirmation Record

            CLC shall provide a confirmation record for each pack, using CLC defined fields, at PACIFIC's request. An example of the Confirmation Record is in Appendix B of this Attachment.

                                                                   Attachment 14


1.4  Unusable Transmissions

     Any data transmission received from PACIFIC which is determined to be unreadable or contain bad data of which no portion can be processed by CLC's system shall be reported to PACIFIC for recovery. If data is unrecoverable, PACIFIC shall reimburse CLC for lost revenue. If amounts must be estimated, the process will be as described in Section 6.

                                                                   Attachment 14

                                  SECTION IV
                                  ----------

                          CLC PROCESSING REQUIREMENTS
                          ---------------------------

1.   General
     -------

     This section contains requirements for CLC processing of Recorded Usage Data that has been transmitted to CLC for billing.

     1.1  CLC Rating Process

          1.1.1  Message Rating

                 CLC will rate any individual messages (as defined in Section
                 II), that have not already been rated by PACIFIC (information provider messages will be rated by PACIFIC), prior to transmitting the usage to a billing environment within CLC.

          1.1.2  Application Of Taxes/Fees/Surcharges

                 CLC will apply taxes, fees and surcharges as appropriate for the individual messages and/or customer accounts. The application of all taxes, fees and surcharges will be applied on all intralata local and toll usage received from PACIFIC.

          1.1.3  Duplicate Messages

                 CLC has existing duplicate checks as part of their message processing or billing functions. CLC will perform these checks on the rated/unrated messages sent by PACIFIC duplicate message disposition procedures and reports will be identified by CLC during negotiations.

                 1.1.4  Record Edits

                        1.1.4.1  CLC Record Edits

                                 CLC will perform detailed record edits on the rated and unrated messages prior to transmitting them to the billing environment. Rated & unrated records that do not pass CLC edits will be returned to PACIFIC with thirty
                                 (30) days of the file date.

                        1.1.4.2  Pacific Record Edits

                                 If PACIFIC has existing detailed record edits for rated and unrated messages, PACIFIC is to perform these edits.

                                 Rated and unrated records that do not pass CLC edits will be returned to PACIFIC. PACIFIC will attempt to perform error correction on all records requiring such action as agreed upon through the detailed negotiations process. If errors can not be corrected, PACIFIC shall adjust settlements and billing accordingly.

                                 PACIFIC will investigate and correct the root cause for the errors.

                 1.1.5  CLC To Pacific Message Returns

                        At the discretion of CLC, messages that have been sent to CLC by PACIFIC that cannot be guided to a CLC billed account or error in processing due to an error

                                                                   Attachment 14

                        by PACIFIC will be returned to PACIFIC with the appropriate negotiated return codes.

     1.2  CLC SPECIFIC PROCESSING

          Records that are accepted into CLC's system (i.e., after passing the initial edits) are converted into another format. CLC does not retain all of the information contained on the original EMR, so only certain fields will be populated in the returned records that fail age edits or are misguided. CLC will work with PACIFIC to provide the necessary level of detail in order for PACIFIC to process these records.

                                                                   Attachment 14


                                   SECTION V

                          POST DEPLOYMENT ACTIVITIES

1.   General

     Requirements for ongoing maintenance of the usage feeds between CLC and PACIFIC are described in this section. Included are minimal requirements for day to day control of the regularly scheduled transfer of PACIFIC unrated and rated usage data and procedures for introducing and verifying CLC/PACIFIC System Changes.

     1.1  Control Maintenance And Review

          1.1.1  Periodic Review

                 Control procedures for all usage transferred between PACIFIC and CLC will require periodic review. This review may be included as part of an annual audit of PACIFIC by CLC or as part of the normal production interface management function. Breakdowns which impact the flow of usage between PACIFIC and CLC must be identified and jointly resolved as they occur. The resolution may include changes to control procedures, as similar problems would be avoided in the future. Any changes to control procedures would need to be mutually agreed upon by CLC and PACIFIC.

          1.1.2  Retention Of Records

                 PACIFIC shall maintain a machine readable back-up copy of the message detail provided to CLC for a minimum of forty-five (45) calendar days. CLC will maintain the message detail received from PACIFIC for a minimum period of forty-five (45) calendar days. Designated CLC personnel will provide these records to PACIFIC or its authorized agents upon written request. PACIFIC will also provide any data back to CLC upon their written request.

1.2  Pacific Software Changes

     When PACIFIC plans to introduce any software changes which impact the format or content structure of the usage data feed to CLC, designated PACIFIC personnel shall notify CLC of such changes within any time period specified by the FCC or CPUC for that purpose, and in any event will use reasonable best efforts to notify CLC no less than one hundred twenty
     (120) calendar days before such changes are implemented.

     PACIFIC will communicate the projected changes to the appropriate groups in CLC so that potential impacts on CLC processing can be determined.

     CLC personnel will review the impact of the change on the entire control structure as described in Section 1.5.3, Post Conversion Test Plan. CLC will negotiate any perceived problems with PACIFIC and will arrange to have the data tested utilizing the modified software.

     If it is necessary for PACIFIC to request changes in the schedule, content or format of usage data transmitted to CLC, PACIFIC will notify CLC.

                                                                   Attachment 14

     1.3  Requested Changes

          If it is necessary for either Party to request changes in the schedule, content, or format of the usage data transmitted from PACIFIC, the requesting Party will notify the other Party and the terms and conditions of the change shall be mutually agreed upon pursuant to the process set forth in Section 1.5.2.

          When the negotiated changes are to be implemented, CLC and/or PACIFIC will arrange for testing of the modified data as described in Section 1.5, Post Conversion Test Plan.

     1.4  CLC Software Changes

          When CLC plans to introduce any software changes which may impact the format or content structure of the usage data transmitted from PACIFIC, CLC will use reasonable best efforts to notify the designated PACIFIC personnel, no less than one hundred twenty (120) calendar days before such changes are implemented.

          The CLC contact will communicate the projected changes to the appropriate groups in PACIFIC so that potential impacts on PACIFIC processing can be determined.

          CLC will negotiate any perceived problems with PACIFIC and will arrange to have the data tested utilizing the modified software.

          Altering the one hundred twenty (120) day window for introducing software changes can be negotiated by both companies, dependent upon the scope and impact of the change.

     1.5  Post-Conversion Test Plan

          The test plan described below is designed to encompass all types of changes to the usage data transferred by PACIFIC to CLC and the methods of transmission for that data.

          1.5.1  PACIFIC System Change Description

                 For a PACIFIC system change that would be reasonably likely to impact CLC, PACIFIC shall provide CLC with an overall description of the change, stating the objective and a brief explanation of the reasons for the change.

                 During the initial negotiations regarding the change, PACIFIC shall provide a list of the specific records and/or systems impacted by the change to designated CLC personnel.

                 Finally, PACIFIC shall also provide CLC a detailed description of the changes to be implemented. It shall include sufficient detail for designated CLC personnel to analyze and estimate the effects of the changes and to design tests to verify the accuracy of the implementation.

          1.5.2  Change Negotiations

                 PACIFIC will notify CLC in writing of all proposed change negotiations initiated by PACIFIC. In turn, CLC will notify PACIFIC in writing of proposed change negotiations initiated by CLC.

                 After formal notification of planned changes, whether originated by PACIFIC or CLC, negotiation meetings shall be scheduled between designated CLC and PACIFIC personnel. The first meeting should produce the overall change

                                                                   Attachment 14

                 description (if not previously furnished) and the list of records and/or systems affected.

                 In subsequent meetings, the parties shall jointly develop a detailed description of changes to be implemented and a detailed test procedure.

          1.5.3  Control Change Analysis
                 Based on the detailed description of the changes and review thereof by the parties in negotiation meetings, designated CLC personnel will:

                 1.5.3.1 Determine the impact of the changes on the overall structure.

                 1.5.3.2 Determine whether any single change has a potential control impact (i.e., High error rate on individual records that might result in pack rejection).

                 1.5.3.3 Determine whether any controls might be adversely affected.

                 1.5.3.4 Arrange for appropriate control structure changes to meet any of the above conditions.

          1.5.4  Verification Of Changes

                 Based on the detailed description of changes and review thereof in negotiation meetings, designated CLC personnel will:

                 1.5.4.1  Determine the type of change(s) to be implemented.

                 1.5.4.2  Develop a comprehensive test plan.

                 1.5.4.3 Negotiate scheduling and transfer of modified data with PACIFIC.

                 1.5.4.4 Negotiate testing of modified data with the appropriate CLC department.

                 1.5.4.5 Negotiate processing of verified data through the CLC billing system with the appropriate department.

                 1.5.4.6 Arrange for review and verification of testing with appropriate CLC groups.

                 1.5.4.7 Arrange for review of modified controls, if applicable.

          1.5.5  Introduction Of Changes

                 When all the testing requirements have been met and the results reviewed and accepted, designated CLC personnel will:

                 1.5.5.1  Negotiate an implementation schedule.

                 1.5.5.2 Verify the existence of a contingency plan with the appropriate CLC department.

                                                                   Attachment 14

               1.5.5.3 Arrange for the follow-up review of changes with appropriate CLC personnel.

               1.5.5.4 Arrange for appropriate changes in control program, if applicable.

               1.5.5.5 Arrange for long-term functional review of impact of changes on the CLC billing system, i.e., accuracy, timeliness, and completeness.

                                                                   Attachment 14


                                  SECTION VI
                                  ----------
                                  APPENDICES
                                  ----------

SUMMARY OF APPENDICES
APPENDIX A
----------
Additional Information Regarding EMR Call Detail

APPENDIX B
----------
Confirmation Record


                                                                                                                       Attachment 14

------------------------------------------------------------------------------------------------------------------------------------
EMR Number              Description                  Use                                        Notes
------------------------------------------------------------------------------------------------------------------------------------
10-01-37                Interrupt Service            Used to transmit
                        Charge                       recorded detail of
                                                     Interrupt Service from
                                                     the recording entity to
                                                     the rating entity. (i.e.,
                                                     busy line interrupt)
------------------------------------------------------------------------------------------------------------------------------------
Rated
------------------------------------------------------------------------------------------------------------------------------------
01-01-01                Message                      Used to bill long                          Message Type and Rate Class are
                        Telephone Service            distance toll service                      used to indicated type of call (Sent
                        Charge                                                                  Paid, Collect, etc) and whether the
                                                                                                call was person, station, etc. using
                                                                                                the valid values as described in the
                                                                                                EMI document.
------------------------------------------------------------------------------------------------------------------------------------

01-01-06#               Non-dial                     Used to bill all charges
                        Conference Charge            associated with an
                                                     operator serviced
                                                     conference call.
------------------------------------------------------------------------------------------------------------------------------------
01-01-07#               Non-dial                     Optional record used for
                        Conference Leg               bill display only. Record
                                                     provides the terminating
                                                     detail of each individual
                                                     leg associated with a
                                                     conference call.  (When
                                                     used this record is
                                                     ALWAYS associated
                                                     with the 01-01-06
------------------------------------------------------------------------------------------------------------------------------------
01-01-08#               Dialed Conference            Used to bill all charges
                        Bridge Charge                Associated with the set
                                                     up and connection of a
                                                     non-operator serviced
                                                     conference call.
                                                     Conferees must dial in
                                                     for connection to the
                                                     bridge.
------------------------------------------------------------------------------------------------------------------------------------
01-01-09#               Billable Conference          Used to bill individual
                        Leg Charge                   conference leg charges
                                                     associated with a non-
                                                     dial conference call.
------------------------------------------------------------------------------------------------------------------------------------
01-01-14#               Telegram Charge              Used to bill charges
                                                     associated with telegram
                                                     service.
------------------------------------------------------------------------------------------------------------------------------------
01-01-16#               Information                  Used to bill a service                     Initially, CLC will reject these
                        Provider Service             charge for a call to an                    records. CLC will begin accepting
                        Charge                       Information Provider                       them once system changes have been
                                                     (i.e., 900, 700 and NXX                    made and appropriate agreements
                                                     976 calls)                                 signed.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       Attachment 14

------------------------------------------------------------------------------------------------------------------------------------
EMR Number              Description                  Use                                        Notes
------------------------------------------------------------------------------------------------------------------------------------
10-01-18                Service Provider             Used to bill charges for                   Service Name/Service Text Code
                        Charge                       miscellaneous service                      Indicator (position 77) contains a
                                                     not defined by another                     value of 0 to indicate that the
                                                     record type (i.e., recorded                Service Name is present, not a
                                                     announcements)                             service text code.
                                                                                                Service Name is in positions 135-
                                                                                                = 146.
                                                                                                Service Text Code is not used by
                                                                                                PACIFIC.
------------------------------------------------------------------------------------------------------------------------------------
01-01-31                Local or Message             Used to bill flat rated or
                        Unit Charge                  non-flat rated message
                                                     charges for services
                                                     provided by a LEC.
------------------------------------------------------------------------------------------------------------------------------------
01-01-80                Marine/Aircraft/             Used to bill toll charges
                        High Speed Train             associated with calls
                        Toll Charge                  originating from and/or
                                                     terminating to a ship,
                                                     airplane or train.
------------------------------------------------------------------------------------------------------------------------------------
01-01-81                Marine/Aircraft/             Used to bill airtime
                        Link Charge                  charges for the
                                                     connection of the radio
                                                     link to/from the
                                                     exchange network for
                                                     calls originating from
                                                     and/or terminating to a
                                                     ship, airplane or high-
                                                     speed train.
------------------------------------------------------------------------------------------------------------------------------------
01-01-82                Marine non-dial              Used to bill all charges
                        conference charge            associated with an
                                                     operator service
                                                     conference call
                                                     originating from a ship.
------------------------------------------------------------------------------------------------------------------------------------
01-01-83                Marine Non-dial              Optional record for bill
                        Conference leg               display. Provides detail
                                                     on each conference call
                                                     leg for a Marine non-dial
                                                     conference call.
------------------------------------------------------------------------------------------------------------------------------------


# PACIFIC will never create these. These will only be sent as a pass-through from CMDS.
   Notes Regarding Specific Field Population
   Indicator 6 - Tariff Applied/Rounding of Billable Time (Generally Position
   87) - This indicator shall NOT be populated for Unrated records, including all Category 10 records.
   Notes Regarding Specific Types of Service/Calls
   Directory Assistance Call Completion - EMR 10-01-01 or 10-01-31 will be used. Indicator 24=3.
   General Assistance (0-) - EMR 10-01-01 or 10-01-31 will be used. Indicator 30=9; Terminating Number = 0s.
   Telecommunications Relay Service - EMR 01-01-01 will be used.  Indicator
   24=1.

                                                                   Attachment 14

                           ATTACHMENT 14, APPENDIX B
                          CONFIRMATION RECORD LAYOUT


             Following is a layout of the Confirmation Record that CLC will create for each pack.
             It may be modified as needed by CLC.

-------------------------------------------------------------------------------------------------------------
Field Name                           Field Position         Field Length       Notes
-------------------------------------------------------------------------------------------------------------
Category                             01-02                   x(2)              Value: "RI"
-------------------------------------------------------------------------------------------------------------
Group                                03-04                   x(2)              Value: "PC"
-------------------------------------------------------------------------------------------------------------
Record Type                          05-06                   x(2)              Value: "03" (i.e., zero-three)
-------------------------------------------------------------------------------------------------------------
Date Created - Year                  07-08                   9(2)
-------------------------------------------------------------------------------------------------------------
Date Created - Month                 09-10                   9(2)
-------------------------------------------------------------------------------------------------------------
Date Created - Day                   11-12                   9(2)
-------------------------------------------------------------------------------------------------------------
Invoice Number                       13-14                   9(2)
-------------------------------------------------------------------------------------------------------------
Filler                               15-16                   9(2)              Zeroes
-------------------------------------------------------------------------------------------------------------
From RAO                             17-19                   9(3)
-------------------------------------------------------------------------------------------------------------
Send To RAO                          20-22                   9(3)
-------------------------------------------------------------------------------------------------------------
Billing RAO                          23-25                   9(3)
-------------------------------------------------------------------------------------------------------------
Operating Company Number             26-29                   9(4)
-------------------------------------------------------------------------------------------------------------
Filler                               30-65                   9(36)
-------------------------------------------------------------------------------------------------------------
Total Sent Messages                  66-72                   9(7)
-------------------------------------------------------------------------------------------------------------
Total Sent Revenue                   73-82                   9(8).99
-------------------------------------------------------------------------------------------------------------
Number of Accepted Messages          83-89                   9(7)
-------------------------------------------------------------------------------------------------------------
Amount of Accepted Revenue           90-99                   9(8).99
-------------------------------------------------------------------------------------------------------------
Filler                               100                     9(1)
-------------------------------------------------------------------------------------------------------------
Number of Rejected Messages          101-107                 9(7)
-------------------------------------------------------------------------------------------------------------
Amount of Rejected Revenue           108-117                 9(8).99
-------------------------------------------------------------------------------------------------------------
Filler                               118-137                 9(20)             Zeroes
-------------------------------------------------------------------------------------------------------------
Pack Status Code                     138-139                 9(2)
-------------------------------------------------------------------------------------------------------------
Return Code 1                        140-141                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 2                        142-143                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 3                        144-145                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 4                        146-147                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 5                        148-149                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 6                        150-151                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 7                        152-153                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 8                        154-155                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 9                        156-157                 x(2)
-------------------------------------------------------------------------------------------------------------
Return Code 10                       158-159                 x(2)
-------------------------------------------------------------------------------------------------------------
Filler                               160-175                 x(16)             Zeroes
-------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT 15
                                 -------------

                            LOCAL NUMBER PORTABILITY
                            ------------------------
                             AND NUMBER ASSIGNMENT
                             ---------------------

                                                                   Attachment 15


                 LOCAL NUMBER PORTABILITY AND NUMBER ASSIGNMENT


1.   Provision Of Local Number Portability

     1.1 Until the implementation of Permanent Number Portability ("PNP") in accordance with rules set forth by the FCC or the Commission, CLC and PACIFIC shall provide remote call forwarding functionality to each other pursuant to the terms of the tariff (including the charges contained therein) filed by PACIFIC, except that the Parties (a) shall establish accounts to track their own costs of providing INP pursuant to this Agreement, including but not limited to any unrecovered Switched Access resulting from the meet point billing arrangement set out below, and (b) agree to recover such costs consistent with FCC and Commission requirements at such time as such requirements are established. The remote call forwarding functionality is identified in PACIFIC's tariff as Directory Number Call Forwarding ("DNCF"). Each Party will provide INP with minimum impairment of functionality, quality, reliability and convenience to the other Party's subscriber. Each Party will provide PNP as soon as it is technically feasible, in conformance with FCC rules and the Act.

     1.2  Remote Call Forwarding (RCF)

          1.2.1 When RCF, which PACIFIC refers to as DNCF, is used to provide INP, calls to the ported number will first route to the Porting Party's switch. The Porting Party's switch will then forward the call to a second "ported to" number with an NXX associated with the Ported-to Party's switch. If necessary to handle multiple simultaneous calls to the same ported telephone number, the Ported-to Party may order up to ninety-nine (99) paths for the provisioning of RCF.

          1.2.2 PACIFIC shall provide RCF INP to CLC pursuant to the terms of PACIFIC's DNCF tariff (including any modification subsequently adopted by the Commission) filed by PACIFIC.

          1.2.3 DNCF and CLC's equivalent RCF INP service calls will be delivered over Local Interconnection Trunk Groups. Each Party's customers will have the ability to receive collect calls and bill to third party numbers. Call quality will be equivalent to that which other RCF customers receive.

     1.3  Flex Direct Inward Dialing (DID)

          1.3.1 Flex DID may be used to provide subscribers with linked service-provider INP by redirecting calls within the telephone network. When Flex DID is used to provide INP, calls to the ported number will first route to the Porting Party's switch identified by the NPA-NXX of the ported number. The Porting Party's switch shall direct calls to the ported number to the Ported-to Party's switch over dedicated direct trunks. Traffic on these trunks cannot overflow to other trunks, so the number of trunks shall be conservatively engineered as agreed to by the parties to ensure a customer's incoming traffic is not degraded (e.g. calls are blocked). Flex DID allows the provisioning of individual numbers to be ported and a full 10 digit address can be outpulsed.

          1.3.2 Flex DID traffic will be delivered over dedicated direct end office trunk groups, and will not overflow to routes directed through a tandem.

                                                                   Attachment 15

     2.1  Route Indexing

          Route Indexing (RI) may take two forms: Route Index-Portability Hub (RI-PH) or Directory Number-Route Index (DN-RI).

          2.1.1 RI-PH will route a dialed call to the Porting Party's switch associated with the NXX of the dialed number. The Porting Party's switch shall then insert a prefix onto the dialed number which identifies how the call is to be routed to the Ported-to Party as the local service provider. The prefixed dialed number is transmitted to the Porting Party's tandem switch to which the Ported-to Party is connected. The prefix is removed by the operation of the tandem switch and the dialed number is routed to the Ported-to Party's switch so the routing of the call can be completed by the Ported-to Party.

          2.1.2 DN-RI is a form of RI that requires direct trunking between the Porting Party's switch to which the ported number was originally assigned and the Ported-to Party's switch to which the number has been ported. The Porting Party's switch shall send the originally dialed number to the Ported-to Party's switch without a substituted prefix.

          2.1.3 RI-PH will be delivered over Local Interconnection Trunk Groups. DN-RI will be delivered over direct end-office interconnection trunks using SS7 signaling.

     2.2  LERG Reassignment

          Portability for an entire NXX of numbers, when all customers in the NXX are migrating to the Ported-to Party, shall be provided by utilizing reassignment of the block to the Ported-to Party through the LERG.

3.   Other Interim Portability Provisions

     3.1 With regard to the division of terminating Switched Access revenues associated with RCF, the Porting Party shall pay the Ported-to Party $1.75 per month for each business line and $1.25 per month for each residence line associated with the INP arrangement. Determination of the number of lines to which the above payment shall apply will be made at the time the INP arrangement is established. The payment shall be made based on the total number of lines included in the same hunting arrangement as the INP number. Partial months will be paid on a prorated basis and such payment shall continue until the INP arrangement is disconnected or PNP is made available for the INP number, whichever occurs first. Such amount is in consideration of the Switched Access compensation and reciprocal compensation that would have been received by each Party if PNP had been in effect.

     3.2 The Parties shall exchange SS7 TCAP messages as required for the implementation of Custom Local Area Signaling Services (CLASS) or other features available in each Party's network. This requirement is not applicable:

          i.  where INP is provisioned using MF signaling, or
          ii. for certain CLASS features (e.g., call return) when RCF or Route Indexing INP is used.

                                                                   Attachment 15


     3.3 Each Party shall disclose to the other Party any technical or capacity limitations that would prevent use of a requested INP implementation in a particular switching office. Both Parties shall cooperate in the process of porting numbers to minimize customer out-of-service time, including updating switch translations where necessary.

     3.4 With respect to 911 service associated with ported numbers under INP, the Porting Party agrees that all ported directory numbers (DN) will remain in the Public Service Answering Points (PSAP) routing databases. When RCF INP or other INP methods that use a ported to number are used, it is the responsibility of the Ported-to Party to provide both the ported numbers and ported to numbers to the Porting Party to be stored in the Porting Party's appropriate databases. CLC will input the ported number and the ported to number with CLC's data via the E911 Management System (MS) Gateway for storage in the MS. The Ported-to Party shall have the right to verify the accuracy of the information in the appropriate databases. CLC may verify the accuracy of the information in the E911 MS via the MS Gateway.

4.   Permanent Number Portability (PNP)

     4.1 The Parties agree to implement PNP, in compliance with FCC or CPUC orders, within and between their networks as soon as technically feasible, but no later than the schedule established by the FCC or CPUC.

     4.2 Both Parties agree to release ported telephone line numbers back to the original carrier assigned an NXX in the LERG when they "become vacant" (i.e., when they are no longer in service for the original customer), and any applicable referral/intercept period has expired. The Parties agree to comply with such industry guidelines as may be established for the treatment of vacant telephone numbers, including provisions for number pooling, where available.

     4.3 To the extent that a query is performed or required to be performed, each Party will make arrangements to perform its own queries for PNP calls. To the extent that a LTNP database query is performed or required to be performed, each party will perform queries on a N-1 basis, where N is the entity terminating the call to the end user.
          For interLATA carrier calls, the interLATA carrier will perform the query even if that carrier is also the carrier terminating the call to the end user. In keeping with the Network Reliability Council recommendations to protect general network failures from propagating from one network to another and in the case of failure in PACIFIC's or CLC' network which would prevent the querying of LTNP calls, the Party experiencing the failure will prevent the delivery of those inquired calls to the other Party's network via default routing, except under prior agreement. PACIFIC and CLC reserve the right to block default routed calls incoming to its network in the event of a significant network failure in order to protect the public switched network from overload, congestion, or failure propagation.

                                                                   Attachment 15

5.   Requirements For INP And PNP

     5.1  Cut-Over Process

          The Parties shall cooperate in the process of porting numbers from one carrier to another so as to limit service outage for the ported subscriber. This may include, but not be limited to, the Porting Party promptly updating its network element translations following notification by the industry SMS, or ported-to local service provider, and deploying such temporary translations as may be required to minimize service outage, e.g., unconditional triggers. The Parties agree to comply with such industry guidelines as may be established in the appropriate subcommittees of the California Local Number Portability Task Force for the cut-over process.

     5.2  Testing

          Both Parties shall cooperate in conducting testing to ensure interconnectivity between systems. Each Party shall inform the other Party of any system updates that may affect the other Party's network and each Party shall, at the other Party's request, perform tests to validate the operation of the network. Additional testing requirements may apply as specified by this Agreement.

     5.3  Non-Geographical Numbers

          Neither Party shall be required to provide Number Portability for non-geographic services (i.e., 500, 700 and 900 Service Access Codes
          (SACs), and 976 NXX and similar services) under this Agreement.

     5.4  Engineering and Maintenance

          Both Parties will cooperate to ensure that performance of trunking and signaling capacity is engineered and managed at levels which are at least at parity with that provided by the other Party to its subscribers and to ensure effective maintenance testing through activities such as routine testing practices, network trouble isolation processes and review of operational elements for translations, routing and network fault isolation. Additional specific engineering and maintenance requirements shall apply as specified in this Agreement. For subscribers ported by INP using RCF, Flex DID or RI, the Ported-to Party shall perform appropriate testing to isolate trouble prior to referring repair requests to the Porting Party. For subscribers ported by PNP, trouble shooting by the Porting Party shall generally involve verification that a proper location routing number has been entered into the system, and other trouble shooting as may be established in industry guidelines.

     5.5  Treatment of Telephone Line Number Based Calling Cards

          5.5.1 PACIFIC shall remove from its Line Information Data Base (LIDB) all existing PACIFIC issued Telephone Line Number (TLN)-based card numbers issued to a customer, when that customer ports the associated telephone numbers to CLC.

          5.5.2 PACIFIC shall continue to allow CLC access to its LIDB. Other LIDB provisions are specified in this Agreement.

                                                                   Attachment 15


6.   Assignment Of NXX Codes And Telephone Numbers

     6.1 The Parties agree, in principle, that the administration and assignment of Central Office Codes ("NXXs") should be moved from PACIFIC to a neutral third party. In the interim, where PACIFIC functions as California Code Administrator, the following provisions apply:

          6.1.1 Each Party will comply with Industry Carriers Compatibility Forum ("ICCF") Central Office Code (NXX) Assignment Guidelines, INC 95-0407-008 ("ICCF Guidelines").

          6.1.2 Unless the FCC adopts rules that differ from the ICCF Central Office Code Assignment Guidelines, PACIFIC will assign NXX codes to CLC according to those Guidelines in a competitively neutral manner and on a basis no less favorable than that on which PACIFIC assigns codes to itself. These Number Administrator functions will be provided without charge. Number Administrator functions do not include opening NXX Codes.

          6.1.3 It shall be the responsibility of each Party to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither PACIFIC nor CLC shall charge each other for changes to switch routing software necessitated by the creation, assignment or reassignment or activation of NPA or NXX codes.

          6.1.4 The Parties will each be responsible for the electronic input of their respective number assignment information into the Routing Database System.

          6.1.5 The Parties will provide to each other test-line numbers and access to test lines, including a test-line number that returns answer supervision in each NPA-NXX opened by a Party.

          6.1.6 PACIFIC, in its role as the California Code Administrator, will provide routine reporting on NXX availability, consistent with the orders of the Commission.

          6.1.7 The Parties agree that any forecasts required to be submitted prior to establishment of an independent third party administrator will be considered confidential and proprietary, and will only be made available to the California Code Administrator for the purposes of code assignment and administration.

     6.2 In those circumstances where CLC assigns its customers telephone numbers from an NXX assigned in the LERG to PACIFIC, CLC shall be able to obtain and assign telephone numbers from PACIFIC in the same manner that PACIFIC performs these functions for its own customers.

          6.2.1 CLC can request, review, reserve, exchange and return telephone numbers for up to five basic exchange or COPT lines or single-line ISDN, on an electronic, real-time basis to allow assignment during service negotiation with the CLC's customer. Such access shall be provided as described with respect to the Operational Support Services ("OSS") functions set forth in Attachment 11.

          6.2.2 Number assignments other than those described in Section 6.2.1. above,

                                                                   Attachment 15



          including specialty numbers and complex product assignments, will be obtained through a telephone call to the unbranded Number Assignment Center (NAC) in the LISC. This NAC is unbranded to allow CLC to include its customer in the call without indication that they are interacting with PACIFIC.

6.3 CLC will be provided with electronic access for additional number products as soon as such access is made available by PACIFIC. Such access shall be provided as described with respect to other OSS functions set forth in Attachment 11.

                                 ATTACHMENT 16
                                 -------------


                                    SECURITY
                                    --------

                                                                   Attachment 16



                                    SECURITY
                                    --------


1.   Protection of Service and Property
     ----------------------------------

     1.1 For the purpose of notice permitted or required by this Attachment, each Party shall provide the other Party a single point of contact available twenty-four (24) hours a day, seven (7) days a week.

     1.2 PACIFIC and CLC shall each exercise the highest degree of care to prevent harm or damage to the other Party, its employees, agents or customers, or their property. Each Party, its employees, agents, or representatives agree to take reasonable and prudent steps to ensure the adequate protection of property and services of the other Party.

     1.3 Each Party having on its premises any equipment, support equipment, systems, tools and data of the other Party, or spaces which contain or house the other Party's equipment or equipment enclosures, shall restrict access thereto to employees and authorized agents of that other Party.

     1.4 PACIFIC shall use electronic controls to protect all spaces which house or contain CLC equipment or equipment enclosures, but if electronic controls are not available, PACIFIC shall either furnish security guards at those PACIFIC locations already protected by security guards on a seven (7) day per week, twenty-four (24) hour a day basis; and if none, PACIFIC shall permit CLC to install silent intrusion alarms back to manned sites. CLC agrees that PACIFIC shall be the single point of contact with all law enforcement authorities or public agencies with respect to problems or alarms related to CLC's equipment or equipment enclosures located on PACIFIC's premises. In no event will CLC contact law enforcement authorities or public agencies as a result of a silent alarm.

     1.5 PACIFIC shall furnish to CLC a current written list of PACIFIC's employees who PACIFIC authorizes to enter spaces which house or contain CLC equipment or equipment enclosures, with samples of the identifying credentials to be carried by such persons.

     1.6 CLC shall furnish to PACIFIC a current written list of CLC's employees or agents who CLC authorizes to enter PACIFIC's Central Offices, with samples of identifying credentials to be carried by such persons.

     1.7 With respect to any equipment, support equipment, systems, tools and data of one Party on the premises of the other Party, or spaces which contain or house the other Party's equipment or equipment enclosures, each Party shall comply with the security and safety procedures and requirements of the Party that owns

                                                                   Attachment 16


          or controls the premises, including but not limited to sign-in, identification and escort requirements.

     1.8 PACIFIC shall allow CLC to inspect or observe spaces which house or contain CLC equipment or equipment enclosures at any time within normal business hours and shall furnish CLC with all keys, entry codes, lock combinations, or other materials or information which may be needed to gain entry into any secured CLC space. In the event of an emergency, CLC shall contact a single point of contact provided by PACIFIC for access to spaces which house or contain CLC equipment or equipment enclosures. Such PACIFIC single point of contact shall be available to receive calls from CLC twenty-four (24) hours a day, seven (7) days a week and make access available to CLC within three
          (3) hours after receiving a call from CLC.

     1.9 PACIFIC agrees not to use card access readers and devices that use cards which are encoded identically, or that use mechanical coded locks on external doors or on internal doors to spaces which house mission critical equipment or equipment which supports the mission critical equipment.

     1.10 PACIFIC shall limit the keys used in its keying systems for spaces which contain or house CLC equipment or equipment enclosures to PACIFIC's employees and representatives for emergency access only. CLC shall further have the right to require PACIFIC to change locks at PACIFIC's expense where there is evidence of inadequate security. In all other cases, CLC may require PACIFIC to change locks at CLC's expense.

     1.11 PACIFIC shall install security studs in the hinge plates of doors having exposed hinges if such doors lead to spaces which contain or house CLC equipment or equipment enclosures.

     1.12 PACIFIC shall use reasonable measures to control unauthorized access from passenger and freight elevators to spaces which contain or house CLC equipment or equipment enclosures.

     1.13 PACIFIC shall provide notification within two (2) hours to designated CLC personnel to indicate an actual or attempted security breach.

2.   Additional Provisions Applicable to Collocation Spaces
     ------------------------------------------------------

     2.1 PACIFIC shall be responsible for the security of CLC's collocation spaces. Security measures shall meet or exceed CLC's requirements. If a security issue arises or if CLC believes that PACIFIC's security measures fail to meet CLC's requirements, CLC shall notify PACIFIC and the Parties shall work together to address the problem. PACIFIC shall, at a minimum, do the following:

     2.2  PACIFIC shall design collocation cages to prevent unauthorized access.

                                                                   Attachment 16


     2.3 PACIFIC shall establish procedures for controlling access to the collocation areas by employees, security guards and others. Those procedures shall limit access to the collocation equipment areas to PACIFIC's employees, agents or invitees having a business need to be in these areas. PACIFIC shall require all persons entering the collocation equipment areas to wear identification badges.

     2.4 PACIFIC shall provide card key access to all collocation equipment areas, along with a positive key control system for each collocator's cage area.

     2.5 CLC security personal may audit the collocation area at a PACIFIC location for compliance with security procedures.

3.   Disaster Recovery
     -----------------

     3.1 PACIFIC shall maintain for CLC the same level of disaster recovery capability to be used in the event of a system failure or emergency as PACIFIC provides for itself. PACIFIC will provide CLC with a written summary of such capability within 30 days after the effective date of this Agreement, subject to the non-disclosure provisions of this Agreement.

4.   Data Protection
     ---------------

     4.1 Each Party shall Install controls in any of its data bases to which the other Party has access:

          4.1.1 to deny access to data base users after a pre-determined period of inactivity; and

          4.1.2 to protect the other Party's proprietary information and the other Party's customer proprietary information.

     4.2 PACIFIC shall maintain control over databases used by CLC to protect both ongoing operational and update integrity, at parity with control features that PACIFIC provides to itself.

     4.3 Each Party shall assure that all approved system and modem access is secured through security servers. Access to or connection with a network element shall be established through a secure network or security gateway.

     4.4 With respect to access to the network or gateway of the other Party, each Party will comply with the other Party's corporate security instructions for computer and network security.

5.   Network Fraud Control
     ---------------------

     5.1 PACIFIC shall make available to CLC for use with any services provided by PACIFIC to CLC under this Agreement all present and future fraud control

                                                                   Attachment 16


     features, including prevention, detection, or control functionality utilized in PACIFIC's network. At present these features include (i) disallowance of call forwarding to international locations and 1OXXX cut-through, (ii) coin originating ANI 11 digits, (iii) dial tone reorigination patches, (iv) terminating blocking and (v) 900/976 blocking.

5.2 In addition, subject to section 5.3.3 below and Section 1.6 of Attachment 6, PACIFIC shall provide partitioned access within pertinent Operations Support Systems ("OSS") for fraud control.

5.3  Rates:

     5.3.1 Terminating blocking of 800 and 900/976 blocking are available as Local Services, at the rates specified in Attachment 8.

     5.3.2 Disallowance of call forwarding to international locations and 1OXXX cutthrough, coin originating ANI 11 digits, and dial tone reorigination patches, are available with Local Services, basic exchange service or LSNE, at no additional charge.

     5.3.3 Future fraud control features and functionalities will be available at rates, if any, subject to the Act, regulations thereunder and relevant FCC and Commission decisions.

6.   Law Enforcement Interface
------------------------------

6.1 Each Party shall provide the other Party with a single point of contact to interface on a twenty-four (24) hour, seven (7) day a week basis on law enforcement and service annoyance issues, including, without limitation, call traces, wiretaps and traps.

6.2 PACIFIC will provide necessary assistance to law enforcement personnel to facilitate the execution of court orders addressed to PACIFIC that authorize wiretaps and dialed number recorders relating to services and facilities of CLC customers. PACIFIC will notify law enforcement personnel that the court order applies to an CLC circuit, not a PACIFIC circuit. PACIFIC will bill the appropriate law enforcement agency for these services under its customary practices.

6.3 When requested by CLC for security purposes, PACIFIC shall use reasonable best efforts to provide CLC with Recorded Usage Data within two hours of the call completion but in any event shall provide such data not later than twenty-four hours of call completion. The Recorded Usage Data may be provided in AMA format.

6.4 To the extent required by law, PACIFIC shall provide soft dial tone to allow only the completion of calls to final termination points required by law.

                                 ATTACHMENT 17
                                 -------------


                             PERFORMANCE STANDARDS
                             ---------------------

                                                                   Attachment 17



                         SERVICE PERFORMANCE MEASURES
                               TABLE OF CONTENTS



Section                                            Page
-------                                            ----

A.   Performance Index and Measurements:

     A.1.  Provisioning                              2

     A.2.  Maintenance                               6

     A.3.  Wholesale Billing                        10

     A.4.  Customer Usage Data                      12

B.   Performance Thresholds                         16

                                                                          Page i

                                                                   Attachment 17


Introduction
------------


1. Pursuant to Section 12 of this Agreement, Section A of this Attachment 17 sets forth the service standards, measurements, and performance applicable to Local Services, Network Elements or Combinations provided under this Agreement.

     Section B of this Attachment 17 sets forth thresholds for initiating performance and process improvement procedures.

     As experience is acquired under this Agreement with the new business processes established, the Parties expect to learn which measurements set forth in Section A are more or less useful than others. The parties also expect that experience will show whether new measurements are needed or whether certain existing measurements are not needed. Accordingly, while this Agreement is in effect, either Party may, from time to time, request the addition, deletion or modification of the measures set forth in Section
     A. For example, the Parties will work together in good faith to develop an appropriate measure for Held Orders. In the event the Parties cannot agree on such addition, deletion or modification they will utilize the escalation process defined in Section 3.1 of the Attachment 3.

     Unless otherwise stated, PACIFIC shall make monthly reports to CLC. For each measure, PACIFIC will report on the service level it provides to CLC, the service level it provides to itself, and the average of the service levels it provides to all other CLCs.

2. "Parity" Defined: PACIFIC shall provide services to CLC that, for any relevant period of measurement, have substantially the same characteristics of timeliness and performance as PACIFIC provides at retail and, for such purpose, those services shall be deemed to have substantially the same characteristics for any population of 30 or more observations if it has the same statistical distribution at the 90% confidence interval. Service Parity is achieved when PACIFIC's service performance, as defined by the designated comparable measures, is within 1.65 standard deviations (90% confidence level) of the average retail performance for the equivalent retail product or service, subject to the definitions contained within this Attachment 17. The calculation of 1.65 standard deviations will be based on the most recent two full calendar quarters of actual performance and revised quarterly. As used in the preceding sentence, PACIFIC's "average retail performance for the equivalent retail product or service" shall be calculated using all available observations of PACIFIC performance, rather than any form of sampling. "PACIFIC's service performance" for CLC shall, similarly, be calculated using all available observations. Average performance will be measured and reported monthly for each comparable measure. These measurements shall be subject at all times to the provisions of Section 1.1 of the Agreement.

     Service Parity applies to the comparable measures only. Other agreed to performance measures will be based on specified service standards and will apply as defined in this Attachment 17.

                                                                   Attachment 17



                                   SECTION A

                 A.1 Provisioning Service Performance Measures

 1.  Installation Appointments Commitment Met
     ----------------------------------------
     Definition:
     -----------

     This measures the percent of service orders where the completion date matches the committed due date, e.g., the due date is 4/01/96, service is installed and the order is completed 4/01/96.

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. This measure excludes disconnect orders. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


          Total number of orders completed on time
          ----------------------------------------
              Total number of orders completed         x 100


     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

2.   % Installation Reports
     ----------------------

     Definition:
     -----------

     This measures the number of trouble reports that occur within the first 30 days of service installation (e.g., Service is installed on 4/01/96, a trouble is reported on 4/05/96).

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. This measure only includes PACIFIC Network Troubles. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


     Total number of installations with trouble reported within 30 days from
     -----------------------------------------------------------------------
     completion.
     ----------
          Total number of service orders completed                      x 100

                                                                   Attachment 17



     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

3.   Firm Order Confirmation (FOC) Received in (less than) 4 Hours
     -------------------------------------------------------------

     Definition:
     -----------

     Measures percent of Firm Order Confirmations sent to CLC within 4 hours of receipt of the Basic Exchange order, Centrex line, ISDN or PBX trunk. This measurement applies to less than 20 Basic Exchange lines or Links on one order and less than 6 Centrex lines, 6 PBX trunks, or 6 ISDN lines on one order. Orders of 20 or more Basic Exchange lines or links on one order or six or more Centrex lines, six or more PBX trunks or six or more ISDN lines on one order will be tracked on an individual case basis (ICB) and measured against the agreed-to commitments.

     Method of Calculation:
     ----------------------

     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN. Measure excludes FOCs associated with "as is" and "as specified" migration orders.


          Total Number of FOC's returned In (less than) 4 Hours
          -----------------------------------------------------
               Total Number of FOC's returned        x 100 = 95%


     Report Period:
     --------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence, Link.

4.   Firm Order Confirmation Quality - % Accurate and Complete
     ---------------------------------------------------------

     Definition:
     -----------
     Measures percent of Firm Order Confirmations that are accurate and complete.

     Method of Calculation:
     ----------------------

     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


          Total Number of FOC's returned accurate and complete
          ----------------------------------------------------
          Total Number of FOC's returned for the month           x 100 = 95%


     Reporting Period:
     -----------------

                                                                   Attachment 17



     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence, Link.

5.   LSP to LSP Migration Notification - % On Time
     ---------------------------------------------
      Definition:
      -----------

     Measures the percent of migration notifications sent to CLC within 48 hours of receipt of the migration order.

     Method of Calculation:
     ----------------------

     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


      Total Number of Migration Notifications returned (less than) 48 hours
      ---------------------------------------------------------------------
      Total Number of Migration Notifications returned for the month x 100 = 95%


     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), ISDN, Residence.

6.   Requests for Customer Service Records (CSR)
     -------------------------------------------

     Definition:
     -----------

     Measures the percent of Customer Service Records sent to CLC within 4 hours of receiving the request and appropriate LOA. This measurement applies to less than 20 Basic Exchange lines billed under one number and less than 6 Centrex lines or 6 PBX trunks, or 6 ISDN lines, billed under one number. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

     Method of Calculation:
     ----------------------

     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below.


          Number of CSRs received (less than) 4 Hours
          -------------------------------------------
          Total Number of Requests for CSR       x 100 = 95%


     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), ISDN, Residence

7.   Local PIC Change - % On Time
     ----------------------------

                                                                   Attachment 17



     Definition:
     -----------

     Measures the percent of local PIC changes initiated by the CLC that are processed within 24 hours of receipt of the order. This interval will stay in parity with interLATA PICs.

     Method of Calculation:
     ----------------------

     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


          Total Number of PIC Changes Completed Within 24 Hours
          -----------------------------------------------------
               Total Number of PIC Change Requests               X 100 = 95%


     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), ISDN, Residence:

8.   Service Order Discrepancy
     -------------------------

     Definition:
     -----------

     Measures percent of Orders initiated by CLC that result in a discrepancy. An order will be considered to be discrepant if at any time after receipt of the order PACIFIC has to either reject the order or request a supplement of the order from the CLC as a result of incomplete or inaccurate information, as defined in PACIFIC's most current Resale Access Line Request Forms Instruction Guide (Guide). If CLC service orders conform to the Guide, rejects or requests to supplement such service orders will be excluded from this measurement. CLC and PACIFIC will mutually agree on revisions to the Guide that affect service order form or content. If they are unable to agree, they will utilize the escalation process as set forth in Section 1 of the Introduction to this Attachment

     Method of Calculation:
     ----------------------

     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


          Total number of orders issued without discrepancy
          -------------------------------------------------
               Total number of orders issued                  X 100 = 90%


     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), ISDN, Residence, Link.

9.   Trunk Orders Installed on Time
     ------------------------------

                                                                   Attachment 17



     Definition:
     -----------

     Measures the percent of local interconnection trunks that are completed on or before the due date. The comparative performance measure is Feature Group B & D Switched Access.


     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. The comparative measure is Feature Group B & D switched access.

-------------------------------------------------------------------------------
          Total number of orders completed on time
          ---------------------------------------- x 100
              Total number of orders completed
-------------------------------------------------------------------------------

     Reporting Period:
     ----------------

     Monthly


10.  Trunk Firm Order Confirmation Timeliness
     ----------------------------------------

     Definition:
     -----------

     Measures percent of FOCs sent to CLC within the specified time (equivalent to Feature Group B & D Switched Access.)

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. The comparative measure is Feature Group B & D Switched Access.

     Reporting Period:
     -----------------

     Monthly

11.  Trunk Service Order Discrepancy
     -------------------------------

     Definition:
     -----------

     Measures percent of Interconnection Service Requests (ISR) initiated by CLC that result in a discrepancy. An order will be considered to be discrepant if at any time after receipt of the order PACIFIC has to either reject the order or request a supplement of the order from the CLC as a result of incomplete or inaccurate information, as defined in PACIFIC's most current Resale Access Line Request Forms Instruction Guide (Guide). If CLC service orders conform to the Guide, rejects or requests to supplement such service orders will be excluded. CLC and PACIFIC will mutually agree on revisions to the Guide that affect service order form or content. If they are unable to agree, they will utilize the escalation process as set forth in the
     Section I of the Introduction to this Attachment

     Method of Calculation:
     ----------------------

                                                                   Attachment 17



     As a measurement of Performance Standards, this metric will comply with the specific performance level shown below

-------------------------------------------------------------------------------
          Total number of orders issued without discrepancy
          ------------------------------------------------- X 100 = 90%
                    Total number of orders issued
-------------------------------------------------------------------------------

     Reporting Period:
     -----------------

     Monthly

12.  Forecasting
     -----------

     Definition:
     -----------

     Measures the accuracy of forecasted volumes of residence and business LINK orders. In addition measures the accuracy of forecasted volumes of migration and new connects for the following resale service orders: residence basic exchange, business basic exchange, Centrex, PBX and ISDN.

     Method of Calculation:
     ----------------------

     Forecasts are accurate within 20% +/- in any calendar month of the forecast period (measurement excludes Interconnection Trunks)

     Reporting Period:
     -----------------

     Monthly

     CLC will use its best efforts to provide accurate forecasts to PACIFIC on a quarterly basis. The forecasts will include all resale and unbundled products CLC will be ordering within the forecast period. The forecast should cover the current year plus two years and all but the last year on a monthly basis and the last year on a quarterly basis. The forecast will be revised quarterly and rolled forward once a year. The first two quarterly forecasts will be by LATA. All subsequent forecast will be by wirecenter
     (LSO). Interconnection trunks will not be covered in this product forecast but will be jointly forecasted as described elsewhere in this Agreement.

13.  Average Delay Days
     ------------------

     Definition:
     -----------

     Measures the average number of days a service order is delayed due to an appointment being missed.

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. Measurements will be calculated by Business (Single and Multiline, Centrex, PBX Trunks), Residence, Link, and ISDN.

                           Total delayed days
                           Total appointments missed

                                                                   Attachment 17



                  A.2 Maintenance Service Performance Measures


1.   % Maintenance Appointments Met
     ------------------------------

     Definition:
     ----------

     This measures the number of troubles that are cleared on or before the committed date and time.

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

--------------------------------------------------------------------------------
          Number of trouble reports with Appointments Met
          ----------------------------------------------- x 100
                Number of trouble reports completed
--------------------------------------------------------------------------------

     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.


2.   % Repeat Troubles within 30 Days
     --------------------------------

     Definition:
     -----------

     This Measures the percent of trouble reports on the same telephone line where there was a previous trouble within the last thirty days.

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

-------------------------------------------------------------------------------
          Number of repeat trouble reports
          --------------------------------
          Number of trouble reports completed
-------------------------------------------------------------------------------

     Reporting Period:
     -----------------

                                                                   Attachment 17


     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

3.   Report Rate
     -----------

     Definition:
     -----------

     The metric measures the number of troubles per 100 lines in service per month.

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC Network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

--------------------------------------------------------------------------------

          Number of trouble reports per month
          -----------------------------------
                 Number of Lines + 100

--------------------------------------------------------------------------------

     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

4.   Receipt To Clear Duration
     -------------------------

     Definition:
     -----------

     Measures the average duration in hours and minutes of all trouble reports from receipt to clear.

     Method of Calculation:
     ----------------------

     As a measurement of comparable service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC Network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

--------------------------------------------------------------------------------

                Total Number of Trouble Hours and Minutes
                -----------------------------------------
                Total Number of Trouble Reports

--------------------------------------------------------------------------------

     Reporting Period:
     -----------------

     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, Link, and ISDN.

                                                                   Attachment 17



                          A.3 Local Wholesale Billing


1.  Timeliness of Mechanized Local Bill Delivery
    --------------------------------------------

    Definition:
    -----------

    Measures the number of days from bill date to delivery.

    Method of Calculation:
    ----------------------

--------------------------------------------------------------------------------

          Number of mechanized CABS bills on time
          ---------------------------------------    x 100
              Total number of bills received

--------------------------------------------------------------------------------

2.   Timeliness of Local Service Order Billing
     -----------------------------------------

     Definition:
     -----------

     Measures the number of Local Service Orders billed within the current bill cycle.

     Calculation:
     ------------

     Will be based on a statistically valid sample of billed orders.

--------------------------------------------------------------------------------

          Number of local orders billed in the correct bill period
          --------------------------------------------------------    x 100
                            Total service orders

--------------------------------------------------------------------------------

3.   Accuracy of Mechanized CABS Bill Format
     ---------------------------------------

     Definition:
     -----------

     Measures the number of bills that pass agreed upon validation edits (format) the first time.

     Calculation:
     ------------

--------------------------------------------------------------------------------

          Number of accurately formatted CABS Mechanized bills
          ----------------------------------------------------    x 100
                 Total number of CABS Mechanized bills


--------------------------------------------------------------------------------


4.   Financial Accuracy of Local Other Charges and Credits
     -----------------------------------------------------

     Definition:
     -----------
     Measures the accuracy of the OC&C Local Charges

     Calculation:
     ------------
     Will be based on a statistically valid sample of OC&C Charges

                                                                   Attachment 17

--------------------------------------------------------------------------------

          100 - (Total estimated Net Consequences of $ Rec & NRC OC&C)
          ------------------------------------------------------------    x 100
                             Total Net OC&C Billed $

--------------------------------------------------------------------------------

5.   Timeliness of Correction/Adjustment Dollars
     -------------------------------------------

     Definition:
     -----------

     Measures the number of adjustments corrected within the agreed upon time frames.

     Calculation:
     ------------

--------------------------------------------------------------------------------

     Number of errors corrected in agreed time frame
     -----------------------------------------------    x 100
                  Total number of errors

--------------------------------------------------------------------------------

6.   Bill Period Closure
     -------------------

     Definition:
     -----------

     Measures the review of each bill within agreed upon time frames.

     No Calculation Required

                                                                   Attachment 17



                            A.4 Usage Data Transfer
                             Performance Measures

General Description:

     PACIFIC will provide Local Usage Information detail in an accurate and timely manner. The format and content is described in the Bellcore EXCHANGE MESSAGE RECORD (EMR) document in effect as of the Effective Date of this Agreement and the CLC Local Resale Data Transfer Requirements.

     Because these processes are new, CLC and PACIFIC agree to jointly review and revise these performance standards as Local Resale is fully implemented to ensure that:

     . the processes are stabilized and that agreed upon in-service volumes are met,

     . comparative measures of parity with PACIFIC's retail processes are established, where appropriate,

     .  the standards reflect elements required by CLC to bill end users,

     .  an accurate baseline using some historical data for resale is in place.

1.   File Transfer

     Definition:

     PACIFIC will initiate and transmit files that are error free and without loss of signal.

     Method of Calculation:

--------------------------------------------------------------------------------
          Number of Error Free Files received
          -----------------------------------
           Number of Files sent          x 100 = (greater than or
                                                 equal to) 95%
--------------------------------------------------------------------------------

     Note: All measurements will be on a calendar month. Joint review of performance and value for this standard will be done after six months from Effective Date. No comparative measure applies.

     Reporting Period:

     Monthly

2.   % Timeliness

     Definition:

     PACIFIC will mechanically transmit, via CONNECT:Direct, all available usage records to CLC's Message Processing Center once a day, Monday through Friday, or as negotiated. CLC and/or PACIFIC's Data Center Holidays are excluded. CLC and PACIFIC will exchange schedules of designated holidays.

                                                                   Attachment 17



PACIFIC and CLC will jointly review and agree on comparative measures of timeliness, i.e., a measure of parity between the methods used to provide usage data to PACIFIC's retail billing and the methods used to process CLC's usage data to CLC. In-service thresholds will be determined using accepted statistical algorithms.

In the interim, a joint analysis of the timeliness based on cooperative test accounts will be conducted to ensure common definitions and scope and to create a baseline for comparison. The following are interim benchmarks for timeliness:

--------------------------------------------------------------------------------
 Jan. - Mar. 1997:      90% of all messages delivered within 5 days from when
                        message recorded.
--------------------------------------------------------------------------------
 Apr. - June 1997:      95% of all messages delivered within 5 days from when
                        message recorded.
--------------------------------------------------------------------------------
 June - Sept. 1997:     95% of all messages delivered within 5 days from when
                        message recorded.
                        99% of all messages delivered within 10 days from when
                        message recorded;
--------------------------------------------------------------------------------
 October 1997 Forward:  95% of all messages delivered within 5 days from when message recorded.
                        99% of all messages delivered within 10 days from when
                        message recorded;
                        100% of all messages delivered within 30 days from when
                        message recorded; or demonstrate parity of performance
                        with PACIFIC Retail Business standard, as defined by
                        benchmark audit and analysis.
--------------------------------------------------------------------------------

Note: The audit and analysis of performance during the above time frames is intended to validate the parity of performance standards.

--------------------------------------------------------------------------------
 Oct. 1997:             Specified Performance Standard:
--------------------------------------------------------------------------------
 End of Agreement       95% of all messages delivered within 5 days from when
                        message recorded;
--------------------------------------------------------------------------------
                        99% of all messages delivered within 10 days from when
                        message recorded;
--------------------------------------------------------------------------------
                        100% of all messages delivered within 30 days from when
                        message recorded or;
--------------------------------------------------------------------------------
 Parity of Performance: The above Specified Performance Standard is subject to change upon PACIFIC's ability to demonstrate Parity of
                        Performance with its Retail Business standard, as
                        defined by benchmark audit and analysis.
--------------------------------------------------------------------------------

 Reporting Period:
 -----------------

 Monthly

                                                                   Attachment 17


3.   % Recorded Usage Data Complete (A Self-Reporting Measurement)

     Definition:

     PACIFIC will provide all required Recorded Usage Data and ensure that it is processed and transmitted within time periods established in Attachment 13.

     By January, 1997, in-service volume thresholds will be determined using accepted statistical algorithms to provide a basis for comparison with PACIFIC's retail performance. Because messages that are held in PACIFIC's error file are usually not uniquely identified, CLC and PACIFIC agree to invoke auditing procedures, as defined in Section 11.1 of the Agreement, to ensure that the rate of unbillable messages is in parity with the rate of unbillable messages experienced in PACIFIC's retail business.

     Method of Calculation:

--------------------------------------------------------------------------------

          Total Number of Recorded Usage Data Records delivered during current month minus Number of Usage Call Records held in error file at end of month
        ------------------------------------------------------------------------
        Total Number of Recorded Usage Data Records delivered     X 100 = 99.98%

--------------------------------------------------------------------------------


4.   % Accuracy

     Definition:

     PACIFIC will provide Recorded Usage Data in the format and with the content as defined in the Bellcore document. These measures relate only to Unbillable unrated local and local toll messages due to critical edit failures (format errors).

     Method of Calculation:

--------------------------------------------------------------------------------

     Total Number of Unrated Local Messages Transmitted Correctly
     ------------------------------------------------------------
           Total Number of Unrated Local Messages Transmitted       x 100
                                               (greater than or equal to) 98%
                                                                         ---
--------------------------------------------------------------------------------

     Note: No comparative measure applies.

     Reporting Period:

     Monthly

5.   % Error Free Data Packs

     Definition:

     PACIFIC will initiate and transmit all packs that are error free in the format agreed, as defined in the CLC Local Resale Requirements.

     Method of Calculation:

                                                                   Attachment 17

--------------------------------------------------------------------------------

          Number of Files Received
          ------------------------
          Number of Files Sent          X 100 = 95%

--------------------------------------------------------------------------------

     Note: Joint review of performance and value for this standard will be done after six months from the Effective Date.

     Reporting Period:
     -----------------

     Monthly


6.   % Recorded Usage Data Error Resolved
     ------------------------------------

     Definition:
     -----------

     PACIFIC will ensure that the Recorded Usage Data is transmitted to CLC error free. The level of detail includes but not limited to: detail required to rate the call, duration, correct originating/terminating information, etc. The error is reported to PACIFIC as a Modification Request (MR). Performance is measured at two levels--Severity 1 or Severity 2.

     Severity 1: Includes messages that are bill affecting and represents 1% of the current customer base. Contact to be made by telephone.

     Method of Calculation:
     ----------------------

--------------------------------------------------------------------------------

          Number of Severity 1 MRs fixed (less than) 24 Hours
          ---------------------------------------------------
                     Number of Severity 1 MR's              X 100 = 90% (greater
                                                           than or equal to) 90%

--------------------------------------------------------------------------------

     100% of all Severity 1 MRs to be fixed within 5 days.

     Severity 2: Non-bill affecting errors. Contact may be by phone, fax, e-mail, etc.

     Method of Calculation:
     ----------------------

--------------------------------------------------------------------------------

          Number of Severity 2 MR fixed (greater than) 3 days
          ---------------------------------------------------
               Number of Severity 2 MR                      X 100 = 90% (greater
                                                           than or equal to) 90%

--------------------------------------------------------------------------------

     100% of All Severity 2 MR to be fixed within 10 days

7.   % Billing Inquiry Responsiveness
     --------------------------------

     Definition:
     -----------

     PACIFIC will respond to all usage inquiries within 24 hours of CLC's request for information, Monday through Friday. Severity 1 MR will be responded to on a seven day a week basis. CLC will receive continuous status reports until the request for information is satisfied.

                                                                   Attachment 17

     Method of Calculation:
     ----------------------

--------------------------------------------------------------------------------

          Number of Billing Inquiries Responded to within 24 Hours
          --------------------------------------------------------
          Number of Billing Inquiries                       x 100 = 98%

--------------------------------------------------------------------------------

                       Section B Performance Thresholds
                       --------------------------------


Below are listed selected functional activities which are critical to customer satisfaction and the performance thresholds that will trigger performance and business process improvement procedures:

------------------------------------------------------------------------------------------------------------------------------------
            Functional Activity                                                     Threshold
------------------------------------------------------------------------------------------------------------------------------------
1)  % Installation Appointment Met. (A.1.1)             When results fall below parity

2)  % Installation Reports. (A.1.2)
------------------------------------------------------------------------------------------------------------------------------------
1)  % Maintenance Appointments Met.                     When results fall below parity

2)  % Repeat Troubles within 30 days.

3)  Report Rate.

4)  Receipt To Clear Duration.
------------------------------------------------------------------------------------------------------------------------------------
FOC Complete and Accurate                               Less than 85% of FOCs returned are complete/accurate
------------------------------------------------------------------------------------------------------------------------------------
FOC Timeliness                                          Less than 85% of FOCs returned within 4 hours
------------------------------------------------------------------------------------------------------------------------------------
Migration Notification                                  Less than 85% of Migration Notifications sent in 48 hours.
------------------------------------------------------------------------------------------------------------------------------------
LSP PIC Change                                          Less than 85% of LSP PIC changes completed within 24 hours
------------------------------------------------------------------------------------------------------------------------------------
Service Order Discrepancy                               Less than 80% of orders submitted without material errors.
------------------------------------------------------------------------------------------------------------------------------------
Customer Service Record                                 Less than 85% of CSRs are sent within 4 hours
------------------------------------------------------------------------------------------------------------------------------------
Trunk Orders Completed on Time                          When results fall below parity
------------------------------------------------------------------------------------------------------------------------------------
Trunk Firm Order Confirmation Delivered on Time         When results fall below parity
------------------------------------------------------------------------------------------------------------------------------------
Trunk Service Order Discrepancy                         Less than 80% of orders are submitted without material errors.
------------------------------------------------------------------------------------------------------------------------------------
Forecasting (Excludes Interconnection Trunks)           When product volumes exceed or fall below the +/- 20% of the forecast amount.
------------------------------------------------------------------------------------------------------------------------------------
Recorded Usage Data                                     Each instance delivery of Recorded Usage Data exceeds:
(AKA Usage Data Transfer as described in                a)  A specified performance standard of:
Section A.5)                                                 95% within 5 days;
                                                             99% within 10 days;
                                                            100% within 30 days.  OR,
                                                        b)  Parity of performance standard as defined in the benchmark audit and analysis which, once defined, shall prevail over a) above.
------------------------------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT 18
                                 -------------


                                INTERCONNECTION
                                ---------------

                                                                   Attachment 18


                    LOCAL INTERCONNECTION TRUNK ARRANGEMENTS

1.   General
     -------

     The Parties will establish Local Interconnection Trunks to exchange local and intraLATA toll traffic. All Local Interconnection Trunk Groups established directly with the other Party's network including facilities and Points of Interconnection ("POIs") will conform with Section 1 of this Attachment. All traffic exchanged over Local Interconnection Trunk Groups will be treated as CLC traffic and subject to the terms and conditions of this Agreement. Neither Party shall terminate Switched Access traffic over Local Interconnection Trunks. Separate two-way Meet Point trunks will be established for the joint provisioning of Switched Access traffic. Local Interconnection will be provided via two-way trunks unless both Parties agree to implement one-way trunks on a case-by-case basis.

     Wherever a tariffed rate is cited or quoted, it is understood that said cite incorporates any changes to said tariffs as required by the Act.

     1.1   Interconnection in Each LATA

           1.1.1. Each Party will establish a Local Interconnection Trunk Group with each Access Tandem in the LATA(s) in which it originates or terminates local and/or toll traffic with the other Party, unless CLC orders LATA-Wide Terminating Access from PACIFIC. The Parties may not route Local Interconnection traffic to an Access Tandem destined for an NXX that subtends another tandem unless this is the normal routing as defined in the LERG. The Parties agree that direct trunking to an end office from either Party's end office or Access Tandem is permitted under the terms of this section.

           1.1.2.  LATA-Wide Terminating Access
                   ----------------------------

                   The Parties agree that a LATA-wide terminating arrangement may be selected. Under such an arrangement, interconnection is established at a single tandem designated by PACIFIC for termination of all Local Interconnection Traffic destined for any end office that subtends a PACIFIC access tandem in that LATA. Carriage of traffic destined for any office that does not subtend a PACIFIC tandem is contingent upon the development of industry-wide compensation mechanisms.

           1.1.3.  Tandem-Level Terminating Interconnection
                   ----------------------------------------

                   Interconnection at PACIFIC tandems within each LATA: CLC will interconnect with all PACIFIC Access Tandems in each of the LATA(s) in which it originates traffic and interconnects with Pacific, unless CLC selects the LATA-Wide Terminating Option.

           1.1.4. In addition to the tandem interconnection described above, either Party may establish end office-to-end office or end office-to-tandem or tandem-to-tandem trunk groups. In the case of host-remote end offices, such interconnection shall occur at the location of the host or remote, at the option of the Party deploying the host-remote end office.

                                                                   Attachment 18


           1.1.5. CLC and PACIFIC agree to interconnect their networks through existing and/or new facilities between CLC end offices and/or Access Tandem Switches and the corresponding PACIFIC end office and/or Access Tandems set forth in Appendix A. The Parties will establish logical trunk groups referencing the appropriate CLC Central Office or Routing Point and PACIFIC Central Office. In addition, where necessary, and as mutually agreed to, the Parties will define facilities between their networks to permit trunk group(s) to be established between the points listed in Appendix A.

           1.1.6. Nothing in the foregoing restricts either Party from ordering and establishing CLC/ PACIFIC Local Interconnection Trunk Groups in addition to the initial combinations described above. Amendment to the attached table may be made by either Party, upon 30 days written notice and acceptance by the other Party. Acceptance will not be unreasonably withheld. Such amendments may be made without the need to renegotiate the terms of the rest of this Attachment.

     1.2.  Single POI Model
           ----------------

           Unless otherwise agreed by the Parties, for each interconnection between the Parties for the exchange of local, intraLATA toll, and Meet Point Switched Access traffic, the Parties agree that there will be a single Point of Interconnection between any two switching entities.

     1.3.  Sizing and Structure of Interconnection Facilities.
           --------------------------------------------------

           1.3.1. The Parties will mutually agree on the appropriate sizing for facilities based on the standards set forth below. The capacity of interconnection facilities provided by each Party will be based on mutual forecasts and sound engineering practice, as mutually agreed to by the Parties during planning and forecasting meetings. The interconnection facilities provided by each Party shall be formatted using either Alternate Mark Inversion Line Code or Superframe Format Framing. DS3 facilities will be optioned for C-bit Parity.

           1.3.2. When interconnecting at PACIFIC's tandems, the Parties agree to optionally establish Bipolar 8 Zero Substitution Extended Super Frame ("88ZS ESF") two-way trunks, where technically feasible, for the sole purpose of transmitting 64K CCC data calls. In no case will these trunks be used for calls for which the User Service Information parameter (also referred to as "Bearer Capability") is set for "speech". Where additional equipment is required, such equipment would be obtained, engineered, and installed on the same basis and with the same intervals as any similar growth job for IXC, CLC, or PACIFIC internal customer demand for 64K CCC trunks.

           1.3.3. When interconnecting at PACIFIC's digital end offices, the Parties have a preference for use of B8ZS ESF two-way trunks for all traffic between their networks. Where available, such trunk equipment will be used for these Local Interconnection Trunk Groups. Where AMI trunks are used, either Party may request upgrade to B8ZS ESF when such equipment is available.

                                                                   Attachment 18


     1.4.  Combination Interconnection Trunks.

           1.4.1. If requested by either Party, the Parties agree to work cooperatively to combine all functionalities of Local Interconnection Trunk Groups and Meet Point Trunk Groups on a single Combination Interconnection Trunk Group at any feasible Point Of Interconnection where either Party desires, except in connection with the LATA-Wide terminating option.

          1.4.2. The Parties agree to make the initial decision as to whether the use of Combination Interconnection Trunk Groups is feasible, including a determination of switched software compatibility, ordering procedures and billing procedures, no later than four months from the effective date of this Agreement, or either Party's request, whichever is later.

          1.4.3. If the Parties find the use of Combination Interconnection Trunk Groups not to be feasible at that time, the Parties will undertake a review of such feasibility and a further decision on the use of Combination Interconnection Trunk Groups at six month intervals, at either Party's request, through the term of the Agreement.

          1.4.5. Whenever the use of Combination Interconnection Trunk Groups is determined to be feasible, and ordering and billing procedures have been established:

                   a) Any new trunk groups may be ordered using the Combination Interconnection Trunk Group option; and

                   b) The Parties will work together in good faith to complete the conversion from the use of separate Local Interconnection Trunk Groups and Meet Point Trunk Groups to the use of Combination Interconnection Trunk Groups within six months from that time.

     1.5.  Signaling Protocol

           The Parties will interconnect their networks using SS7 signaling as defined in GR-317 and GR-394, including ISDN User Part ("ISUP") for trunk signaling and Transaction Capabilities Application Part ("TCAP") for CCS-based features in the interconnection of their networks. Either Party may establish CCS interconnections either directly and/or through a third party. Whether direct or by third party, CCS interconnection shall be pursuant to PUB L-780023-PS/NB and in accordance with the rates, terms and conditions of the Parties' respective tariffs. The Parties will cooperate in the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each carrier offers such features and functions to its own end users. All CCS signaling parameters will be provided including CPN. All privacy indicators will be honored. The Parties will interconnect their networks using SS7 signaling as defined in PUBL-780023 PB/NB Issue 3 or later.

     1.6.  Transit Signaling

           CLC may choose to route SS7 signaling information (e.g., ISUP, TCAP) from CLC's signaling network to another CLC's signaling network via PACIFIC's signaling network for the purpose of exchanging call processing and/or network

                                                                   Attachment 18


            information between CLC and the other CLC's network, whether or not PACIFIC has a trunk group to the terminating switch, provided that, where PACIFIC does not have such a group trunk, CLC furnishes PACIFIC through the "CCS\SS7 Interconnect Questionnaire" the necessary information, including:

            1.6.1. the destination point codes ("DPCs") of all the CLC switches to which it wishes to send transit signaling;

            1.6.2. the identity of the STPs in PACIFIC's network in which each
                   DPC will be translated;

            1.6.3. the identity of the STPs in the other signaling network to which such transit signaling will be sent; and

            1.6.4. a letter from the other CLC authorizing PACIFIC to send such signaling messages.

            The rates for Transit Signaling are as specified in Attachment 8.

     1.7. Either Party may opt at any time to terminate, i.e., overflow, to the other Party some or all local exchange traffic and intraLATA toll traffic originating on its network, together with Switched Access traffic, via Feature Group D or Feature Group B Switched Access Services. Either Party may otherwise purchase these Switched Access Services from the other Party subject to the rates, terms and conditions specified in its standard intrastate access tariffs.

     1.8. When the Tandem-Level Terminating option is chosen, each Party shall deliver to the other Party over the Local Interconnection Trunk Group(s) only such traffic which is destined for those publicly dialable NPA NXX codes served by end offices that directly subtend the Access Tandem or to those Wireless Service Providers that directly subtend the Access Tandem. When a LATA-Wide Terminating Interconnection option is chosen, CLC may route Local Interconnection traffic to a PACIFIC Access Tandem destined for any NXX served by an End Office that subtends a PACIFIC Access Tandem in the LATA that is defined in the LERG.

     1.9. Unless otherwise agreed to, each Party shall deliver all traffic destined to terminate at either Party's end office or tandem in accordance with the serving arrangements defined in LERG.

     1.10. Where the Parties deliver over the Local Interconnection Trunk Group miscellaneous calls (e.g., time, weather, NPA-555, California 900, Mass Calling Codes) destined for each other, they shall deliver such traffic in accordance with the serving arrangements defined in the LERG.

     1.11. N11 codes (e.g., 411, 611, & 911) shall not be sent between CLC's and Pacific's network over the Local Interconnection Trunk Groups.

     1.12. PACIFIC shall deliver all traffic destined to terminate at a CLC end office in accordance with the serving arrangements defined in the LERG except, PACIFIC will not deliver calls destined for CLC end office(s) via another LEC's or CLC's tandem.

                                                                   Attachment 18

     1.13.  Maintenance of Service

            1.13.1. A Maintenance of Service charge applies whenever either Party requests the dispatch of the other Party's personnel for the purpose of performing maintenance activity on the interconnection trunks, and any of the following conditions exist:

                     1.13.1.1. No trouble is found in the interconnection trunks; or

                     1.13.1.2. The trouble condition results from equipment, facilities or systems not provided by the Party whose personnel were dispatched; or

                     1.13.1.3. Trouble clearance did not otherwise require dispatch and, upon dispatch requested for repair verification, the interconnection trunk did not exceed Maintenance Limits.

            1.13.12. If a Maintenance of Service initial charge has been applied and trouble is subsequently found in the facilities of the Party whose personnel were dispatched, the charge will be canceled.

            1.13.3. Billing for Maintenance of Service is based on each half-hour or fraction thereof expended to perform the work requested. The time worked is categorized and billed at one of the following three rates:

                          i.  basic time;
                         ii.  overtime; or
                        iii.  premium time,

                     as defined for billing by PACIFIC in Pacific's revised tariff Schedule Cal. P.U.C. No. 175-T Section 13 and in CLC's Exchange tariff.

2.   Third Party Traffic

     2.1. PACIFIC shall terminate traffic from third-party LECS, CLCS, or Wireless Service Providers delivered to PACIFIC's network through a CLC tandem. Prior to the routing of such traffic, the Parties agree to negotiate the issues of network capacity and forecasting caused by such termination. The Parties shall conduct such negotiations in good faith and shall not unreasonably withhold consent to the routing of such traffic.

     2.2. PACIFIC shall complete traffic delivered from CLC destined to third-party LECS, CLCs or WSPs in the LATA. PACIFIC shall have no responsibility to ensure that any third-party LEG, CLC or WSP will accept such traffic.

     2.3. PACIFIC shall accept, from any third-party LEC, CLC, or WSP in the LATA, traffic destined for a CLC end office subtending the relevant PACIFIC tandem, or a LEC, CLC or WSP subtending CLC's end office if PACIFIC has a provision in an interconnection agreement with such LEC, CLC or WSP permitting such an arrangement.

3.   Compensation for Call Termination

                                                                   Attachment 18


     3.1. In all cases, resale lines (whether purchased by CLC or a third party) in PACIFIC's switches will be treated in the same manner as PACIFIC's end user customers for the purposes of call termination charges.

     3.2. For calls that originate from or terminate to a CLC Local Switching Network Element ("LSNE"), bound for or terminated from a third party LEC, the Parties agree that PACIFIC shall make arrangements directly with that third party for any compensation owed in connection with such calls on CLC's behalf.

     3.3. PACIFIC agrees to bill any facilities-based third party referred to in Section 3.2, above, unless, after thirty (30) days' notice in writing to PACIFIC, CLC requests otherwise. To compensate PACIFIC for this service, CLC agrees to pay $.005 (one-half cent) per message.

     3.4. For calls that originate from a facilities-based third party and terminate to a CLC LSNE, PACIFIC will compensate CLC on behalf of that third party. For calls that terminate to a facilities-based third party from a CLC LSNE, PACIFIC has agreed to charge CLC as if the call terminated in PACIFIC's network, using PACIFIC's rates as described below. In the event CLC elects not to use PACIFIC's billing service described in Section 3.3, above, CLC shall deal directly with third parties regarding compensation for call termination.

     3.5. The following compensation terms shall apply in all cases where CLC purchases PACIFIC's LSNE. Unless otherwise stated, all charges are as specified in Attachment 8 to this Agreement.

           3.5.1. For Local intra-switch calls where CLC has purchased PACIFIC's LSNE, the Parties agree to impose no call termination charges on each other. Where the call is:

                   3.5.1.1. Originated by CLC's end user customer and completed to a PACIFIC customer:

                             3.5.1.1.1.  For use of the local switch
                                         .  Local Switching Capacity charge at
                                            the originating office.

                   3.5.1.2. Originated by CLC's end user customer and completed to the customer of a third party carrier (not affiliated with CLC) using PACIFIC's LSNE:

                             3.5.1.2.1.  For use of the local switch
                                         .  Local Switching Capacity charge at
                                            the originating office.

                   3.5.1.3. Originated by CLC's end user customer and completed to another of CLC's end user customers using PACIFIC's LSNE:

                             3.5.1.3.1.  For use of the local switch
                                         .  Local Switching Capacity charge at
                                            the originating office.

                                                                   Attachment 18


                   3.5.1.4. Originated by a PACIFIC customer and terminated to CLC's LSNE:

                             .  No Local Switching Capacity charge will apply.


                   3.5.1.5. Originated by the customer of a third party carrier (not affiliated with CLC) using PACIFIC's LSNE and terminated to CLC's LSNE:

                             . No Local Switching Capacity charge will apply to CLC.

                             . The Local Switching Capacity charge on the originating end will be imposed on the third-party carrier.

           3.5.2. For Local inter-switch calls where CLC has purchased PACIFIC's LSNE, the Parties agree to impose no call termination charges on each other. Unless otherwise specified, PACIFIC's charges will apply to CLC as described below where the call is:

                   3.5.2.1. Originated by CLC's end-user customer and completed to a PACIFIC end user:

                             3.5.2.1.1.  For use of the local switch
                                   .  Local Switching Capacity charge at the
                                      originating office.

                                   .  A mileage-based transport charge will
                                      apply when CLC uses PACIFIC's transport.

                   3.5.2.2. Originated by CLC's end-user customer and completed to the LSNE of a third party carrier (not affiliated with CLC):

                             3.5.2.2.1.  For use of the local switch
                                   .  Local Switching Capacity charge at the
                                      originating office.

                                   .  A mileage-based transport charge will
                                      apply when CLC uses PACIFIC's transport.

                   3.5.2.3. Originated by CLC's end-user customer and completed to the interconnected network of a third party carrier (not affiliated with CLC):

                             3.5.2.3.1.  For use of the local switch:
                                   .  Local Switching Capacity charge at the
                                      originating office.

                                   .  A mileage-based transport charge will
                                      apply when CLC uses PACIFIC's transport, and mileage shall be measured between the originating office and the POI with the third party's network.

                             3.5.2.3.2.  For call termination:
                                   .  Tandem Transit Switching rate

                                   .  Local Switching Capacity charge at the
                                      terminating office.

                                                                   Attachment 18



                   3.5.2.4. Originated by CLC's end-user customer and completed to CLC's LSNE:

                             3.5.4.1.  For use of the local switch:
                                       .  Local Switching Capacity charge at the
                                          originating office.

                                       .  A mileage-based transport charge will
                                          apply when CLC uses PACIFIC's
                                          transport.

                                       .  Local Switching Capacity charge at the
                                          terminating office.

                   3.5.2.5. Originated by a PACIFIC end-user customer and terminated to CLC's LSNE:

                             3.5.2.5.1.  For use of the local switch:
                                         . Local Switching Capacity Charge at
                                           the terminating office.

                   3.5.2.6. Originated by a customer of a third-party carrier (not affiliated with CLC) using PACIFIC's LSNE and terminated to CLC's LSNE:

                             3.6.2.6.1.  For use of the local switch:
                                         . Local Switching Capacity charge at
                                           the terminating office.

                   3.5.2.7. Originated by an end-user customer on the interconnected network of a third-party carrier (not affiliated with CLC) and terminated to CLC's
                             LSNE:

                             3.5.2.7.1.  For use of the local switch:
                                         . Local Switching Capacity charge at
                                           the terminating office.

                                         . A mileage-based transport charge will
                                           apply when CLC uses PACIFIC's
                                           transport, and mileage shall be
                                           measured between the POI with the
                                           third party's network and the
                                           terminating office.

                             3.5.2.7.2.  For call termination:
                                         . CLC charges to PACIFIC PACIFIC's
                                           Local Switching Capacity charge at
                                           the terminating office.

           3.5.3. For intraLATA toll calls where CLC has purchased PACIFIC's LSNE the charges which follow shall apply. All references to "NIC", "Local Switching", "Tandem Transit Rate", RIC", and "CCLC" shall refer to PACIFIC's intrastate or interstate switched access rates as appropriate:

                   3.5.3.1 Originated by CLC's end-user customer and completed to a Pacific end user customer:

                             3.5.3.1.1. For use of the local switch:

                                                                   Attachment 18


                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  A mileage-based transport charge
                                            between the two offices will apply
                                            when CLC uses PACIFIC's transport.

                             3.5.3.1.2. Switched Access charges, per PACIFIC's Schedule C.P.U.C. Tariff No. 175-T ("Switched Access Charges"), shall apply as follows:

                                         .  NIC


                             3.5.3.1.3. For call termination at the terminating office, Switched Access Charges shall apply as follows:

                                         .  Local Switching

                                         .  NIC

                   3.5.3.2. Originated by CLC's end-user customer and completed to the customer of a third-party carrier (not affiliated with CLC) using PACIFIC's LSNE in a distant end office:

                             3.5.3.2.1.  For use of the local switch:

                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  A mileage-based transport charge
                                            between the two offices will apply
                                            when CLC uses PACIFIC's transport.

                                         .  NIC at the originating office

                             3.5.3.2.2.  For call termination:

                                         .  Local Switching Capacity at the
                                            terminating office per Attachment 8.

                   3.5.3.3. Originated by CLC's end-user customer and completed to the network of third-party carrier (not affiliated with CLC) interconnected with PACIFIC's network:

                             3.5.3.3.1.  For use of the local switch:

                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  A mileage-based transport charge
                                            will apply when CLC uses PACIFIC's
                                            transport, and mileage shall be
                                            measured between the originating
                                            office and the POI with the third
                                            party's network.

                                         .  NIC at the originating office

                                         .  Tandem Transit rate

                             3.5.3.3.2.  For call termination:

                                         .  Local Switching

                                         .  NIC

                                         .  Tandem Switching (if charged by the
                                            third party)

                                                                   Attachment 18



                   3.5.3.4. Originated by CLC's end-user customer and completed to another of CLC's customers being served through PACIFIC's LSNE in a distant office:

                             3.5.3.4.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  A mileage-based transport charge
                                            between the two offices will apply
                                            when CLC uses PACIFIC's transport.

                                         .  NIC at the originating office

                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  NIC at the terminating office

                   3.5.3.5. Originated by a PACIFIC customer and terminated to CLC's end-user customer.

                             3.5.3.5.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  NIC at the terminating office

                             3.5.3.5.2. For call termination CLC will charge to PACIFIC PACIFIC's Switched Access Charges at the terminating office:
                                         .  Local Switching

                                         .  NIC

                   3.5.3.6. Originated by the customer of a third-party carrier (not affiliated with CLC) using PACIFIC's LSNE in a distant end office and terminated to CLC's LSNE:

                             3.5.3.6.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  NIC at the terminating office

                             3.5.3.6.2.  For call termination:
                                         .  CLC will charge to PACIFIC PACIFIC's
                                            Local Switching Capacity charge per
                                            Attachment 8

                   3.5.3.7. Originated by a customer on the network of a third-party carrier (not affiliated with CLC) interconnected with PACIFIC's network and terminated to CLC's LSNE.

                             3.5.3.7.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  NIC at the terminating office

                                         .  A mileage-based transport charge
                                            will apply when CLC uses PACIFIC's
                                            transport, and

                                                                   Attachment 18


                                            mileage shall be measured between
                                            the POI with the third party and the
                                            terminating office.

                             3.5.3.7.2. or call termination CLC will charge to PACIFIC PACIFIC's Switched Access charges:
                                         .  Local Switching
                                         .  NIC

           3.5.4. For intrastate Switched Access calls where CLC is using PACIFIC's LSNE for calls originated from or terminated to an IXC for completion:

                   3.5.4.1. For calls originated from CLC's end-user customer to CLC's own IXC switch (or that of an affiliate) for completion:

                             3.5.4.1.1  For use of the local switch:
                                        .  Local Switching Capacity charge at
                                           the originating office.

                                        .  NIC at the originating office

                                        .  PACIFIC will charge CLC's IXC
                                           affiliate appropriate Switched Access
                                           elements.

                   3.5.4.2. For calls originated from CLC's end-user customer to an IXC's switch not affiliated with CLC.

                             3.5.4.2.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  NIC at the originating office

                                         .  PACIFIC and CLC shall charge the IXC
                                            for originating Switched Access on a
                                            Meet Point basis per Attachment 13
                                            of this Agreement.

                   3.5.4.3. For calls terminating to CLC's end-user customer from CLC's own IXC switch (or that of an affiliate) for completion.

                             3.5.4.3.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  NIC at the terminating office

                                         .  PACIFIC shall charge CLC's IXC
                                            (affiliate) appropriate Switched
                                            Access elements

                   3.5.4.4. For calls terminating to CLC's end-user customer from an IXC switch not affiliated with CLC.

                             3.5.4.4.1.  For use of the local switch:
                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  NIC at the terminating office

                                                                   Attachment 18


                                         .  PACIFIC and CLC shall charge the IXC
                                            terminating Switched Access on a
                                            Meet Point basis per Attachment 13
                                            of this Agreement

           3.5.5. For interstate Switched Access calls where CLC is using PACIFIC's LSNE for calls originated from or terminated to an IXC for completion:

                   3.5.5.1.1. For calls originated from CLC's end-user customer to CLC's own IXC switch (or that of an affiliate) for completion.

                               For use of the local switch:

                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  RIC and CCLC at the originating
                                            office

                                         .  PACIFIC shall charge CLC's IXC
                                            (affiliate) appropriate Switched
                                            Access elements.

                   3.5.5.2. For calls originated from CLC's end-user customer to an IXC's switch not affiliated with CLC.

                               3.5.5.2.1.  For use of the local switch:

                                         .  Local Switching Capacity charge at
                                            the originating office.

                                         .  RIC and CCLC at the originating
                                            office

                                         .  PACIFIC and CLC shall charge the IXC
                                            for originating Switched Access on a
                                            Meet Point basis per Attachment 13
                                            of this Agreement.

                   3.5.5.3. For calls terminating to CLC's end-user customer from CLC's own IXC switch (or that of an affiliate) for completion.

                               3.5.5.3.1.  For use of the local switch:

                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  RIC and CCLC at the terminating
                                            office

                                         .  PACIFIC shall charge CLC's IXC
                                            (affiliate) appropriate Switched
                                            Access elements.

                   3.5.5.4. For calls terminating to CLC's end-user customer from an IXC's switch not affiliated with CLC.

                               3.5.5.4.1.  For use of the local switch:

                                         .  Local Switching Capacity charge at
                                            the terminating office.

                                         .  RIC and CCLC at the terminating
                                            office

                                         .  PACIFIC and CLC shall charge the
                                            IXC for terminating Switched
                                            Access on a Meet Point basis per
                                            Attachment 13 of this Agreement.

                                                                   Attachment 18


     3.6. The following terms apply where CLC and PACIFIC interconnect using their own networks, pursuant to Section I of this Attachment.

           3.6.1. For Local and intraLATA Toll traffic originated by CLC (or CLCs subtending its network) to PACIFIC:

                   3.6.1.1. The following call termination rates shall apply for intraLATA traffic terminated from CLC to PACIFIC or from PACIFIC to CLC. CLC and PACIFIC agree to the mutual exchange of Local Calls without explicit compensation ("bill and keep") where traffic flows between CLC and PACIFIC are in balance, as defined in 3.6.1.1.1, below. Where such traffic is not in balance, CLC and PACIFIC agree to call termination at the rates set out in 3.6.1.1.3, below, for that portion of the traffic that is out of balance.

                             3.6.1.1.1. The Parties will measure Local Call traffic between them and will use such measure to determine the balance of traffic between them and the compensation due, if any. The Parties will make measurements and report the results to each other on a calendar-quarter basis (i.e., January-March, April-June, July-September, October-
                                         December). Each Party will be
                                         responsible for the measurement of its
                                         originating traffic transmitted to the
                                         other. The Parties will undertake
                                         traffic measurements on a LATA-Wide
                                         basis in each LATA where the Parties
                                         interconnect. The Parties will report
                                         measurements to each other no later
                                         than the end of the month following the
                                         completion of the quarter. The
                                         provisions of this Section and of
                                         3.6.1.1.2 and 3.6.1.1.3, below, will
                                         not apply until the first full calendar
                                         quarter after the initial installation
                                         date of local interconnection trunks.
                                         The reported measurements will
                                         determine the requirement for payments,
                                         if any, for the subsequent full
                                         calendar quarter. In determining
                                         whether any amount for call termination
                                         is owing under this section, neither
                                         Party shall be obligated to pay the
                                         other unless, on a LATA-Wide basis, the
                                         net usage differential (i.e., the
                                         difference between the respective
                                         Parties' usage levels, calculated by
                                         subtracting the lower total number of
                                         minutes of use in a quarter from the
                                         higher total number) exceeds the
                                         following percentages of the total
                                         volume of local traffic exchanged
                                         between the Parties in the LATA:

                                         i.  The applicable percentage for 0 to
                                             2,000,000 minutes of use will be
                                             10%;

                                         ii. The applicable percentage for
                                             2,000,001 through 5,000,000 minutes
                                             of use will be 5%;

                                                                   Attachment 18


                                         iii.  The applicable percentage for
                                               greater than 5,000,000 minutes of
                                               use will be 2%.

                             3.6.1.1.2. The Parties agree that any calculation of net usage differential for local traffic volumes less than the percentages set out immediately above shall demonstrate the Parties' traffic to be in balance for purposes of this Section. The Parties will base calculation under this Section on AMA recordings, which shall be made, in the originating Parties' network. The Parties agree to report to each other on a quarterly basis the total monthly local minutes of use each terminates to the other Party.

                             3.6.1.1.3. Where the Parties' traffic is not in balance, as determined in the immediately preceding Section, the Party terminating the greater amount of local traffic to the other (the "out-of-balance Party") will pay the other Party, for all the minutes of use in excess of the number of minutes terminated to it by the other Party, call termination rates based on the following rate elements, per minute of use. The out-of-balance Party will continue to make such payments through the end of the quarter in which it is determined that its traffic is no longer out-of-balance. Upon such a determination, the payments shall cease until the Parties' traffic is again determined to be out of balance. When traffic exchanged is out of balance, the out of balance Party shall pay the following rates per Attachment 8

                                         i.   Basic Switching Interoffice
                                              (Terminating),

                                         ii.  Tandem Switching (where used), and

                                         iii. Common Transport (where used).

                             3.6.1.1.4. Once the Commission has established rates for Local Call transport and termination in its Open Access and Network Architecture Development
                                         ("OANAD") proceeding, those rates shall
                                         apply in lieu of the above-specified
                                         rate elements.

                   3.6.1.2. For Local and intraLATA Toll traffic originated by CLC (or CLCs subtending its network) to PACIFIC, CLC agrees to pay PACIFIC the following:

                             3.6.1.2.1. Local calls: Bill and Keep (applicable to all local Zone Usage Measurement ("ZUM") Zone 1, Zone 2 and Zone 3, and Extended Area Service traffic) shall apply unless the Parties' traffic is out of balance per Section 3.6.1.1.1, above. In the latter event, the provisions of Section 3.6.1.1.3 shall apply.

                                                                   Attachment 18


                   3.6.1.3.  Toll calls

                             The following rate elements are applicable to intraLATA toll calls, based on the rates in PACIFIC's Cal. PUC 175-T, Section 6.

                             3.6.1.3.1. For common switched transport where PACIFIC's tandem is used:

                                         .  Fixed - per minute of use.

                                         .  Variable - per mile per minute of
                                            use. Mileage shall be calculated
                                            based on the airline miles between
                                            the Vertical and Horizontal ("V&H")
                                            coordinates of the POI, and the
                                            PACIFIC end office, WSP serving
                                            switch, or CLC routing point.

                                         .  Tandem Switching.

                             3.6.1.3.2.  Local switching

                             3.6.1.3.3.  NIC

                             3.6.1.3.4. CLC will pay two times the Tandem Switching rate as specified in Attachment 8 for all calls delivered to the designated PACIFIC access tandem whenever CLC elects the LATA-Wide Terminating Option.

                   3.6.1.4. For Local and intraLATA Toll traffic originated from PACIFIC to CLC, PACIFIC agrees to pay CLC the following:

                             3.6.1.4.1.  Local calls

                                         Bill and Keep: (applicable to all local
                                         Zone Usage Measurement ("ZUM") Zone 1,
                                         Zone 2 and Zone 3, and Extended Area
                                         Service traffic) shall apply unless the
                                         Parties' traffic is out of balance per
                                         Section 3.6.1.1.1. above. In the
                                         latter event, the provisions of
                                         Section 3.6.1.1.3. shall apply.

                             3.6.1.4.2.  Toll calls

                                         The following rate elements from
                                         PACIFIC's Tariff Cal. PUC 175-T will
                                         apply when a toll call routes over
                                         Local Interconnection Trunk Groups:

                                         .  For common switched transport: where
                                            CLC's tandem is used:

                                            (i)  Fixed - per minute of use.

                                            (ii) Variable - per mile per minute
                                            of use. Mileage shall be calculated
                                            based on the airline miles between
                                            the Vertical and Horizontal ("V&H")
                                            coordinates of the POI, and the CLC
                                            end office or CLC routing point.

                                         .  Tandem Switching

                                         .  Local Switching

                                         .  NIC

                                                                   Attachment 18


     3.7   Tandem Transit Switching rate:

           Tandem Transit Switching rate shall be equal to the Tandem Switching rate plus two times the Common Transport Fixed rate element as specified in Attachment 8.

           3.7.1. The transit rate provides for Access Tandem switching when either Party uses the other Party's Access Tandem to originate a call to a third party such as another LEC, CLC, or Wireless Service Provider.

           3.7.2. If either Party receives a call through the other Party's Access Tandem that originates from another LEC, CLC or wireless service Provider, the Party receiving the transited call will not charge the other Party any rate element for this call regardless of whether the call is local or toll. The Parties will establish appropriate billing relationships directly with the Wireless Service Provider, other CLC or LEC.

           3.7.3. When CLC uses a PACIFIC access tandem to transit a toll call to another LEC end office, and that LEC is a member of the California Toll Pool, ("Pooling LEC"), PACIFIC will bill, and CLC will pay, PACIFIC's local switching and proportionate local transport rates in addition to the transit rate above. PACIFIC will remit such revenues to the California Toll Pool. When a Pooling LEC originates a toll call that terminates to a CLC NXX, CLC will bill and PACIFIC will pay, CLC local switching and local transport rates as if the call originated from a PACIFIC end office.

     3.8 For intraLATA Toll Free Service calls where such service is provided by one of the Parties, the compensation set forth in Section 3 above, shall be charged by the Party originating the call, rather than the Party terminating the call. This includes originating charges listed in Section 3 as well as a database query charge as specified in PACIFIC's intrastate access tariff or CLC's local exchange tariff.

     3.9 Each Party will calculate terminating interconnection minutes of use based on standard Automatic Message Accounting ("AMA") recordings made within each Party's network. These recordings are the basis for each Party to generate bills to the other Party. Either Party may request the exchange of originating EMR records in order to bill the other Party terminating minutes of use. The Parties agree to cooperate in the exchange of the records if so requested.

     3.10 Measurement of minutes of use over Local Interconnection Trunk Groups shall be in actual conversation seconds. The total conversation seconds over each individual Local Interconnection Trunk Group will be totaled for the entire monthly bill and then rounded to the next whole minute.

     3.11 Each Party will provide the other, within fifteen (15) calendar days after the end of each calendar quarter, a usage report with the following information regarding traffic it sent to (i.e., terminated over) the Local Interconnection Trunk arrangements:

                                                                   Attachment 18


           3.11.1. Total traffic volume described in terms of minutes and messages and by call type (local, toll and other) terminated to each other over the Local Interconnection Trunk Groups; and

           Percent Local Usage (PLU)

     3.12. The Parties will provide CCS to one another in conjunction with all trunk groups. CLC may establish CCS interconnections either directly and/or through a third party. CCS interconnection, whether direct or by third party, shall be pursuant to PUB L-780023-PB/NB and charges will be applied based on the option for CCS interconnection CLC selects, as follows:

           3.12.1. If CCS interconnection is from PACIFIC's STPs to CLC's STPs solely for the purpose of exchanging signaling for each Party's local exchange traffic, then no charges will apply for such SS7 links or ports.

           3.12.2. If CLC uses a third-party CCS provider to connect to PACIFIC's STPs, then charges will apply to such SS7 links, to the third party, as set forth in PACIFIC's CPUC 175-T tariff, Section 6.

           3.12.3 If CLC connects its end office(s) directly to PACIFIC's STPS, then PACIFIC will apply 50% (one-half) of the charges set forth in PACIFIC's CPUC 175-T tariff, Section 6, for such SS7 links.

           3.12.4 If, in the future, CLC elects to use local interconnection signaling arrangement option 3.12.1 or 3.12.3 above for Switched Access calls (e.g., FGB or FGD), the Parties agree to renegotiate the rates, terms, and conditions prior to such use. The Parties will cooperate in the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its own end users. All CCS signaling parameters will be provided including CPN. All privacy indicators will be honored.

     3.13. For 976 or California 900 calls (those 900 NXXs shown in the LERG as PACIFIC's 900 NXXs), CLC shall deliver calls originated over CLC-provided exchange services to the Local Interconnection Trunk Groups. The Parties will separately reach agreement on the rating and billing of such calls.

4.   Compensation For Use Of Local Interconnection Facilities

     4.1. Interconnection facilities include the facility that connect the Parties' respective switching networks.

     4.2. The Parties will specify the end office, routing point, and/or Access Tandem at which the two networks will interconnect for exchange traffic, as specified in Appendix A.

     4.3. The Parties agree to amend this Agreement when new facilities are established pursuant to Section 1 of this Agreement and to mutually negotiate the compensation for such facilities.

                                                                   Attachment 18


     4.4. The Parties agree that each has an equal obligation to interconnect their network infrastructure to the other's network.



           The following describes the arrangement between the Parties for compensation for facilities established to transport Local Exchange Traffic between the Parties. The Parties agree to the following terms based on consideration of the generally balanced use of the Parties' respective facilities for interconnection. Such consideration is based on relative facility length the capacity provided to each other, determined by the comparison of facility deployment behind the POls associated with CLC collocation arrangements and Pacific's network. This compensation is contingent on a balanced facility interconnection as defined in the table of interconnections attached as Appendix A of this Attachment.

           4.4.1 Where the POl for the Local Interconnection Trunk Group is located other than in the same Wire Center as the PACIFIC Central Office where the Local Interconnection Trunk Group terminates, CLC will pay a monthly charge for the PACIFIC provided facility according to Pacific's tariff, in addition to the Switched Access elements in Section 3 above. CLC will pay a monthly charge for the facility and collocation cross-connect equal to one channel termination at DS-1 rates (per DS-1 used for Local Interconnection Trunks) or DS-3 rates (per DS-3 used for Local Interconnection Trunks) according IL-0 PACIFIC's CPUC 175-T tariff, Section 6.8.2., in addition to the Switched Access elements for Toll Calls, above. CLC may, at its option, choose to pay PACIFIC either the applicable PACIFIC tariffed DS-1 rates for those DS-1(s) used for Local Interconnection Trunks in a DS-3 facility, or pay the applicable PACIFIC tariffed DS-3 rate for each DS-3 facility used for Local Interconnection Trunks between the Parties.

           4.4.2 Where the POI for the Local Interconnection Trunk Group is at a collocation arrangement in the same Wire Center as the PACIFIC Central Office where the Local Interconnection Trunk Group terminates, PACIFIC will pay CLC a monthly charge of one channel termination according to CLC's analogous tariff, in addition to the Switched Access elements identified for Toll Calls above. PACIFIC may, at its option, choose to pay CLC either the applicable CLC tariffed DS-1 rate for those DS-1(s) used for Local Interconnection Trunks in a DS-3 facility, or pay the applicable CLC tariffed DS-3 rate for each DS-3 facility used for Local Interconnection Trunks between the Parties.

5.   MEET-POINT TRUNKING ARRANGEMENTS

     5.1. Two-way trunks will be established to enable CLC and PACIFIC jointly to provide Feature Group B and D ("FGB and FGD") Switched Access Services via Pacific's Access Tandem switch.

     5.2. CLC may use Meet Point Trunks to send and receive FGB and FGD calls from Switched Access customers connected to Pacific's Access Tandem.

                                                                   Attachment 18


     5.3. The Parties will use separate facilities and separate two-way trunk groups to each and every PACIFIC Access Tandem under which CLC's NXXs home using DS-1 or DS-3 facilities other than the facilities used for Local Interconnection Trunk Groups except as provided in Section 1.4 above. Neither Party will charge the other any amount for any Meet Point facilities.

     5.4. In the case of Switched Access Services provided through Pacific's Access Tandem, PACIFIC will not offer blocking capability for Switched Access customer traffic delivered to Pacific's tandem for completion on CLC's network. The Parties understand and agree that Meet Point Trunking arrangements are available and functional only to/from Switched Access customers who directly connect with Pacific's tandems that CLC subtends in each LATA. In no event will PACIFIC be required to route such traffic through more than one tandem for connection to/from Switched Access customers. PACIFIC shall have no responsibility to ensure that any Switched Access customer will accept traffic that CLC directs to the Switched Access customer. PACIFIC also agrees to furnish CLC, upon request, a list of those IECs which also interconnect with Pacific's tandems.

     5.5. The Parties will provide CCS to one another, where and as available, in conjunction with Meet Point two-way trunk groups. CLC may establish CCS interconnections (either directly or through a third party) provided such third-party is interconnected with PACIFIC pursuant to PUB L 780023-PB/NB and in accordance with Pacific's inter- and intrastate access tariffs. The Parties will cooperate in the exchange of TCAP messages to facilitate full inter-operability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each carrier offers such features and functions to its own end users. CLC will provide all CCS signaling including, without limitation, Charge Number, and originating line information ("OLI"). For terminating FGD, PACIFIC will pass all CCS signaling including, without limitation, CPN if it receives CPN from FGD carriers. All privacy indicators will be honored. Network signaling information such as Transit Network Selection ("TNS") parameter, Carrier Identification Codes ("CIC"), (CCS platform) and CIC/OZZ information (non-CCS environment) will be provided by CLC wherever such information is needed for call routing or billing. The Parties will follow all OBF adopted standards pertaining to TNS and CIC/0ZZ codes.

     5.6. CCS shall be utilized in conjunction with Meet Point Trunks; except multifrequency ("MF") signaling will be used on a separate Meet Point Trunk Group to complete originating calls to Switched Access customers that use MF FGD signaling protocol. MF and CCS trunk groups shall not be provided within a DS-1 facility; a separate DS-1 per signaling type must be used.

     5.7. All originating Toll Free Service calls for which CLC requests that PACIFIC perform the Service Switching Point ("SSP") function (e.g., perform the database query) shall be delivered using GR-394 format over the Meet Point Trunk Group. Carrier Code "0110" and Circuit Code of "08" shall be used for all such calls.

     5.8. All post-query Toll Free Service calls for which CLC performs the SSP function, if delivered to PACIFIC, shall be delivered using GR-394 format over the Meet Point Trunk Group for calls destined to IXCS, or shall be delivered by CLC using GR-317 format over the Local Interconnection Trunk Group for calls destined to

                                                                   Attachment 18


           end offices that directly subtend the tandem or the designated LATA-wide tandem to which the calls are destined.

     5.9. Originating Feature Group B calls delivered to PACIFIC's tandem shall use GR-317 signaling format unless the associated FGB carrier employs GR-394 signaling for its FGB traffic at the serving Access Tandem.

     5.10 PACIFIC and CLC shall Meet Point bill jointly provided Switched Access as set forth in Attachment 13 of this Agreement.

6.   RESPONSIBILITIES OF THE PARTIES

     6.1 CLC and PACIFIC agree to exchange such reports and/or data as provided in this Agreement to facilitate the proper billing of traffic. Either Party may request an audit of such usage reports on no fewer than ten (10) business days written notice and any audit shall be accomplished during normal business hours at the office of the Party being audited which shall be Chicago, Illinois for CLC and San Francisco, California for PACIFIC. Such audit must be performed by a mutually agreed-to independent auditor paid for by the Party requesting the audit and may include review of the data described above. Such audits shall be requested within six months of having received the PLU factor and usage reports from the other Party, and may not be requested more than twice per year.

     6.2 CLC and PACIFIC will review engineering requirements on a semi-annual basis and establish forecasts for trunk and facilities utilization provided under this Agreement. New trunk groups will be implemented as dictated by engineering requirements of either PACIFIC or CLC.

     6.3 CLC and PACIFIC shall share responsibility for all Control Office functions for Local Interconnection Trunks and Trunk Groups, and both Parties shall share the overall coordination installation, and maintenance responsibilities for these trunks and trunk groups.

     6.4 CLC is responsible for all Control Office functions for the Meet Point Trunks and Trunk Groups, and shall be responsible for the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

     6.5   CLC and PACIFIC shall:

           6.5.1. Provide trained personnel with adequate and compatible test equipment to work with each other's technicians.

           6.5.2. Notify each other when there is any change affecting the service requested, including the due date.

           6.5.3. Coordinate and schedule testing activities of their own personnel, and others as applicable, to ensure its interconnection trunks/trunk groups are installed per the interconnection order, meet agreed upon acceptance test requirements, and are placed in service by the due date.

                                                                   Attachment 18


           6.5.4. Perform sectionalization to determine if a trouble is located in its facility or its portion of the interconnection trunks prior to referring the trouble to each other.

           6.5.5. Advise each other's Control Office if there is an equipment failure that may affect the interconnection trunks.

           6.5.6. Provide each other with a trouble reporting number that is readily accessible and available 24 hours/7 days a week.

           6.5.7. Provide to each other test-line numbers and access to test lines, including a test-line number that returns answer supervision in each NPA-NXX opened by a Party.

     6.6 CLC and PACIFIC will provide their respective billing contact numbers to one another on a reciprocal basis.

     6.7. The Parties will conduct cooperative testing for the proper recording of AMA records in each carrier switch(es) before establishing service.

     6.8 Each Party shall establish procedures whereby its operator bureau will coordinate with the operator bureau of the other Party in order to provide Busy Line Verification ("BLV") and Busy Line Verification and Interrupt ("BLVI") services on calls between their respective end users on or before the Due Dates of the first Local Interconnection Trunk Group(s).

           BLV and BLVI inquiries between operator bureaus shall be routed using network-routable access codes published in the LERG over the Local Interconnection Trunks.

     6.9. Within ninety (90) days of the due date of the initial installation of local interconnection trunks, CLC will provide to PACIFIC CLC's references or internal standards governing each topic in Appendix B, where such references or internal standards exist. Where such references or internal standards do not exist, the Parties agree to work together to develop or identify references or internal standards.

7.   INSTALLATION OF TRUNKS

     Due dates for the installation of Local Interconnection Trunk Groups and Meet Point Trunks covered by this Agreement shall be based on Pacific's intrastate Switched Access intervals.

8.   TRUNK FORECASTING

     8.1. The Parties shall work towards the development of joint forecasting responsibilities for traffic utilization over trunk groups. Orders for trunks that exceed forecasted quantities for forecasted locations will be accommodated as facilities and/or equipment becomes available. Parties shall make all reasonable efforts and cooperate in good faith to develop alternative solutions to accommodate orders when facilities are not available. Intercompany forecast

                                                                   Attachment 18


           information must be provided by the Parties to each other twice a year. The semi-annual forecasts shall include:

           8.1.1. Yearly forecasted trunk quantities (which include measurements that reflect actual tandem Local Interconnection and Meet Point trunks, End Office Local Interconnection trunks, and tandem-subtending Local Interconnection end office equivalent trunk requirements) for a minimum of three (current and plus-1 and plus-2) years;

           8.1.2. The use of Common Language Location Identifier (CLLI-MSG), which are described in Bellcore documents BR 795-100-100 and BR 795-400-100; and

           8.1.3. A description of major network projects anticipated for the following six months. Major network projects include trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities that are reflected by a significant increase or decrease in trunking demand for the following forecasting period.

     8.2. If differences in semi-annual forecasts of the Parties vary by more than 48 additional DSO two-way trunks for each Local Interconnection Trunk Group, the Parties shall meet to reconcile the forecast to within 48 DSO trunks. If the Parties are unable to reach such a reconciliation, the Local Interconnection Trunk Groups shall be provisioned to the higher forecast. At the end of three months, the utilization of the Local Interconnection Trunk Groups will be reviewed and if the average centum call seconds ("CCS") utilization for the third month is under seventy-five percent (75%) of capacity, either Party may issue an order to resize the trunk group, which shall be left with not less than twenty-five percent (25%) excess capacity.

     8.3. If a trunk group is under 75 percent (75%) of CCS capacity on a monthly average basis for each month of any six month period, either Party may request the issuance of an order to resize the trunk group, which shall be left with not less than 25 percent excess capacity. In all cases, grade of service objectives identified in Section 9 following shall be maintained.

     8.4. Each Party shall provide a specified point of contact for planning, forecasting and trunk servicing purposes.

9.   GRADE OF SERVICE
     ----------------

     A blocking standard of one half of one percent (.005) during the average busy hour, for final trunk groups between the Parties networks carrying Meet Point traffic shall be maintained. All other final trunk groups shall be engineered with a blocking standard of one percent (.01).

10.  LOCAL INTERCONNECTION TRUNK SERVICING
     -------------------------------------

     10.1 Orders between the Parties to establish, add, change or disconnect trunks shall be processed by use of an Interconnection Service Request ("ISR") for CLC

                                                                   Attachment 18


           orders to PACIFIC or an Access Service Request "ASR" for PACIFIC orders to CLC.

     10.2 As discussed in this Agreement, both Parties will jointly manage the capacity of Local Interconnection Trunk Groups. Pacific's Circuit Provisioning Assignment Center ("CPAC") and CLC's equivalent center will send a Trunk Group Service Request ("TGSR") to the other Party to trigger changes to the Local Interconnection Trunk Groups based on capacity assessment. Either Party upon receipt of the TGSR will issue an ISR/ASR to the other Party:

           10.2.1. Within 10 business days after receipt of the TGSR, upon review of and in response to the TGSR received; or

           10.2.2. At any time as a result of either Party's own capacity management assessment, in order to begin the provisioning process. The intervals used for the provisioning process will be the same as those used for the PACIFIC's Switched Access service.

     10.3. Orders that comprise a major project shall be submitted at the same time, and their implementation shall be jointly planned and coordinated. Major projects are those that require the coordination and execution of multiple orders or related activities between and among PACIFIC and CLC work groups, including but not limited to the initial establishment of Local Interconnection or Meet Point trunk groups and service in an area, NXX code moves, re-homes, facility grooming, or network rearrangements.

     10.4 The Parties will cooperate to establish separate trunk groups for the completion of calls to high volume customers, such as radio contest lines.

     10.5 CLC will be responsible for engineering its network on its side of the POI. PACIFIC will be responsible for engineering its network on its side of the POI.

11.  TROUBLE REPORTS
     ---------------

     CLC and PACIFIC will cooperatively plan and implement coordinated repair procedures for the Meet Point and Local Interconnection Trunks and facilities to ensure that trouble reports are resolved in a timely and appropriate manner.

12.  NETWORK MANAGEMENT
     ------------------

     12.1. Protective Controls
           -------------------

           Either Party may use protective network traffic management controls such as 7-digit and 10-digit code gaps on traffic toward each other's network, when required to protect the public switched network from congestion due to facility failures, switch congestion or failure or focused overload. CLC and PACIFIC will immediately notify each other of any protective control action planned or executed.

     12.2. Expansive Controls
           ------------------

           Where the capability exists, originating or terminating traffic reroutes may be implemented by either Party to temporarily relieve network congestion due to facility failures or abnormal calling patterns. Reroutes will not be used to

                                                                   Attachment 18


           circumvent normal trunk servicing. Expansive controls will only be used when mutually agreed to by the Parties.

     12.3. Mass Calling
           ------------

           CLC and PACIFIC shall cooperate and share pre-planning information regarding cross-network call-ins expected to generate large or focused temporary increases in call volumes.


13.  Other forms of Interconnection
     ------------------------------

     Either Party will make available any other form of interconnection requested by the other Party that is consistent with the Act and the regulations thereunder. Requests for interconnection not specified in this Attachment shall be processed according to the process described in Attachment 6, Section 1.6.

                                 ATTACHMENT 18
                                 -------------


                                  Appendix A

                      Interconnection Arrangements Chart

                  APPENDIX A -- INTERCONNECTION ARRANGEMENTS

------------------------------------------------------------------------------------
  Carrier Switch     Carrier Routing Point           POI      Pacific Central Office
------------------------------------------------------------------------------------
   SNFECALNDSO                                    OKLDCA03W09       OKLDCA0349T
------------------------------------------------------------------------------------
   SNFECALNDSO                                    SNTCCA01W31       SNTCCA0148T
------------------------------------------------------------------------------------
   SNFECALNDSO                                    SNFECALNW01       SNFCCA2143T
------------------------------------------------------------------------------------
   SNFECALNDSO                                    SNFECALNW01       SNRSCA0130T
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------


                                                                                            Attachment 18-Appendix B
                                                   Bilateral Agreement Template
-------------------------------------------------------------------------------------------------------------------------------
    Bilateral Agreement                 Pacific Bell Reference(s)                       CLC Reference(s)      Notes/Status
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
1  Internetwork provisioning            CLC Handbook, Section 16.5 Provisions
   information and guidelines.          of LISA.
                                        ---------------------------------------------------------------------------------------
                                        CLC Handbook, Appendix F1, CLC ISR
                                        Users' Guide.
                                        ---------------------------------------------------------------------------------------
                                        Interconnection Agreement between
                                        ________ and Pacific, _______ 1996.
-------------------------------------------------------------------------------------------------------------------------------
2  SS7 & other critical                 CLC Operations Handbook-SS7, Section
   internetwork compatibility           16.7.3.2 & .3, Pre-service & Protocol
   testing.                             Testing.
                                        ---------------------------------------------------------------------------------------
                                        CCS Network Interface, Section 6.3,
                                        Protocol Compatibility Testing.
                                        ---------------------------------------------------------------------------------------
                                        NOF Handbook, Section III, 3G, SS7
                                        Compatibility Testing.
-------------------------------------------------------------------------------------------------------------------------------
3  Special protocol                     CCS Network Interface, Section 2.3,
   implementation agreements.           Interface Protocol Messages.
                                        ---------------------------------------------------------------------------------------
                                        TR-246, T1.114 (SCCP) & T1.116
                                        (SCCP); GR-317 and GR-394.
                                        ---------------------------------------------------------------------------------------
                                        CCS Questionnaire, Section IV, D-2
                                        Switch Parameters.
-------------------------------------------------------------------------------------------------------------------------------
4  Diversity requirements.              CCS Network Interface, Section 4.1,
                                        Diversity Definition.
                                        ---------------------------------------------------------------------------------------
                                        NOF Handbook, Section III, 2D, Link
                                        Responsibilities - Diversity.
                                        ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
5  Installation, maintenance            CLC Operations Handbook-LISA, Section
   guidelines and responsibilities.     16.6.2, Responsibilities.
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations Handbook-SS7, Section
                                        16.7.2, Responsibilities.
                                        ---------------------------------------------------------------------------------------


                                                                                            Attachment 18-Appendix B
                                                   Bilateral Agreement Template
-------------------------------------------------------------------------------------------------------------------------------
    Bilateral Agreement                 Pacific Bell Reference(s)                       CLC Reference(s)      Notes/Status
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6  Network security                     CLC Operations HB-LISA, Section 16.6.11
   requirements.                        & .12, Call Trace (Emergency & Fraud).
-------------------------------------------------------------------------------------------------------------------------------
7  Performance standards and            LISA Interface Specification, Section 4,
   service level                        Performance.
   agreements.                          ---------------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
8  Specific versions/issues of          CCS Network Interface, Section 1.4,
   protocol or interface                Related Documents.
   specification.
-------------------------------------------------------------------------------------------------------------------------------
9  Maintenance procedures,              CLC Operations Handbook-LISA, Section
   including trouble reporting,         16.6.4, Maintenance
   status, etc.
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations Handbook-SS7, Section
                                        16.7.4, Maintenance
-------------------------------------------------------------------------------------------------------------------------------
10 Internetwork trouble resolution      CLC Operations HB-LISA, Section 16.6.4
   and escalation procedures.           & .6, Sectionalization; Escalations.
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations HB-SS7, Section 16.7.4
                                        & .6, Sectionalization; Escalations.
                                        ---------------------------------------------------------------------------------------
                                        Interconnection Agreement between
                                        ________ and Pacific, _______ 1996.
-------------------------------------------------------------------------------------------------------------------------------
11 In-depth root cause analysis of      S.I. 131 - Customer Service Quality Failure
   significant failures.                Report (Analysis).
                                        ---------------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------------


                                                                                            Attachment 18-Appendix B
                                                   Bilateral Agreement Template
-------------------------------------------------------------------------------------------------------------------------------
    Bilateral Agreement                 Pacific Bell Reference(s)                       CLC Reference(s)      Notes/Status
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
12 Explicit forecasting information     CLC HB, Appendix C, Interconnection
   re: direct and subtending            Forecasts.
   traffic.
-------------------------------------------------------------------------------------------------------------------------------
13 Explicit expectations regarding      CLC Operations Handbook-SS7, Section
   interoperability testing.            16.7.3.3 & .4, Protocol/Acceptance Tests.
                                        ---------------------------------------------------------------------------------------
                                        CCS Network Interface, Section 6.3,
                                        Protocol Compatibility Testing.
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations Handbook-LISA, Section
                                        16.6.3.3 Acceptance Tests.
-------------------------------------------------------------------------------------------------------------------------------
14 Network management.                  CLC Operations HB-LISA, Section
                                        16.6.2.5, Network Management
                                        Guidelines.
                                        ---------------------------------------------------------------------------------------
                                        NOF Handbook, Section VI, Network
                                        Management Guidelines.
                                        ---------------------------------------------------------------------------------------
                                        Interconnection Agreement between
                                        _________ and Pacific, __________ 1996.
-------------------------------------------------------------------------------------------------------------------------------
15 Operating procedures.                CLC Operations Handbook - LISA (all
                                        sections).
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations Handbook - SS7, (all
                                        sections).
                                        ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
16 Routing and screening                LISA Interface Specification, Section 2.2,
   administration.                      Routing & Screening.
                                        ---------------------------------------------------------------------------------------
                                        CCS Network Interface, Section 2.2,
                                        Routing & Screening (MTP/SCCP).
                                        ---------------------------------------------------------------------------------------
                                        Interconnection Agreement between
                                        ________ and Pacific, _______1996.
-------------------------------------------------------------------------------------------------------------------------------
17 Sychronization design and            CLC Operations Handbook-SS7, Section
   Company-wide coordinator(s).         16.7.3.5, Synchronization.
                                        ---------------------------------------------------------------------------------------


                                                                                            Attachment 18-Appendix B
                                                   Bilateral Agreement Template
-------------------------------------------------------------------------------------------------------------------------------
    Bilateral Agreement                 Pacific Bell Reference(s)                       CLC Reference(s)      Notes/Status
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
18 Performance requirements.            LISA Interface Specification, Section 4,
                                        Performance
                                        ---------------------------------------------------------------------------------------
                                        CCS Network Interface, Section 5,
                                        Performance.
-------------------------------------------------------------------------------------------------------------------------------
19 Responsibility assignment            CLC Operations Handbook-LISA
(testing, control, etc.)                (throughout).
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations Handbook-SS7,
                                        (throughout).
                                        ---------------------------------------------------------------------------------------
                                        Interconnection Agreement between
                                        _________ and Pacific, __________ 1996.
-------------------------------------------------------------------------------------------------------------------------------
20 Information sharing for              CLC Oprs HB-LISA, Section 16.6.4.3 &
   analysis and problem                 16.6.5 Sectionalization & Intercarrier
   identification.                      Testing.
                                        ---------------------------------------------------------------------------------------
                                        NOF Handbook, Section VII, Information
                                        Sharing.
                                        ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
21 Network transition and service       CLC Operations Handbook-LISA, Section
   rearrangement management.            16.6.3.7, Rearrangements.
                                        ---------------------------------------------------------------------------------------
                                        CLC Operations HB-SS7, Section
                                        16.7.3.9, Signaling Link Rearrangements.
                                        ---------------------------------------------------------------------------------------
                                        CCS Questionnaire, Section III, 2 Trunk
                                        Conversion Considerations.
-------------------------------------------------------------------------------------------------------------------------------
22 Calling Party Number privacy         CLC HB-LISA, Section 16.5.6,
   management.                          Prerequisites, Limitations & Restrictions.
                                        ---------------------------------------------------------------------------------------
                                        Interconnection Agreement between
                                        _________ and Pacific, __________ 1996.
                                        ---------------------------------------------------------------------------------------


                                                                                                            Attachment 18-Appendix B

                                                   Bilateral Agreement Template

------------------------------------------------------------------------------------------------------------------------------------
         Bilateral Agreement                   Pacific Bell Reference(s)              CLC Reference(s)              Notes/Status
------------------------------------------------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
23  Traffic engineering design            Interconnection Agreement between
    criteria and capacity                 _______ and Pacific, _______ 1996.
    management.
------------------------------------------------------------------------------------------------------------------------------------
24  Tones and announcements for           CLC Operations HB-LISA, Section
    unsuccessful call attempts.           16.6.9.4, Tones and Announcements.
                                          ------------------------------------------------------------------------------------------
                                          CCS Network Interface, Section 3.4,
                                          Tones and Announcements.
                                          ------------------------------------------------------------------------------------------
                                          NOF Handbook, Section III, Pg. 17,
                                          Tones and Announcements.
------------------------------------------------------------------------------------------------------------------------------------
25  Mutual aid agreement(s).              CLC Handbook, Section 48, Emergency
                                          Preparedness.
                                          ------------------------------------------------------------------------------------------
                                          Agreement between BCCs for Nat'l
                                          Security Emergency Preparedness.
                                          ------------------------------------------------------------------------------------------
                                          Mutual Aid Agreement Among IEC and
                                          LEC Carriers in California...
------------------------------------------------------------------------------------------------------------------------------------
26  Emergency communications              Emergency Preparedness & Response
    plan.                                 Program, Tab 4, Communications.
                                          ------------------------------------------------------------------------------------------
                                          NOF Handbook, Section III, Pg. 16,
                                          Emergency Communications.
                                          ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
27  Billing records data exchange.
                                          ------------------------------------------------------------------------------------------

                                          ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
28  Pre-cutover internetwork trunk        CCS Network Interface, Section 6.3,
    testing.                              Protocol Compatibility Testing.
                                          ------------------------------------------------------------------------------------------


                                                               Attachment 18-Appendix B
                                     Bilateral Agreement
--------------------------------------------------------------------------------------------
    Bilateral Agreement     Pacific Bell Reference(s)   CLC Reference(s)   Notes/Status
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                           CLC Operations HB-LISA,
                           Section 16.6.3.2 & .3, Pre-
                           Service/Acceptance Tests.
--------------------------------------------------------------------------------------------
                           CLC Operations HB-SS7,
                           Section 16.7.3.4 & .5,
                           Protocol/Acceptance Tests.
--------------------------------------------------------------------------------------------